FILE NOS.
                                                                       333-83423
                                                                        811-9491
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 17

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                 AMENDMENT NO. 18
                         -------------------------------


                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                              5701 Golden Hills Drive
                               Minneapolis, MN  55416
                                 (763) 765-7330
                          -----------------------------
               NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

                               H. Bernt von Ohlen
                            Allianz Life Advisers, LLC
                               5701 Golden Hills Drive
                              Minneapolis, MN 55416


                          COPIES OF COMMUNICATIONS TO:

                             Michael J. Radmer, ESQ.
                              DORSEY & WHITNEY LLP
                        50 SOUTH SIXTH STREET, SUITE 1500
                             MINNEAPOLIS, MN 55402

It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on (May 1, 2006) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

Approximate Date of Proposed Public Offering: May 1, 2006

If appropriate, check the following box:
         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
--------------------------------------------------------------------------------

This Registration Statement contains two prospectuses (Version A and
Version B) and one statement of additional information. Version B of the prospectus is derived from Version A and provides disclosure on 5 of the 31 funds available through the trust. Version B was created on May 1, 2006 for the purpose of providing fund disclosure for a variable annuity of Allianz Life that offers a more limited selection of investment options.

--------------------------------------------------------------------------------


                          PART A - PROSPECTUS - VERSION A
                          ________________________________



                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                            AZL AIM BASIC VALUE FUND
                        AZL AIM INTERNATIONAL EQUITY FUND
                            AZL DAVIS NY VENTURE FUND
                     AZL DREYFUS FOUNDERS EQUITY GROWTH FUND
             (FORMERLY USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND)
                    AZL DREYFUS PREMIER SMALL CAP VALUE FUND
                        AZL FRANKLIN SMALL CAP VALUE FUND
                 (FORMERLY USAZ PIMCO NFJ SMALL CAP VALUE FUND)
                          AZL JENNISON 20/20 FOCUS FUND
                            AZL JENNISON GROWTH FUND
                           AZL LEGG MASON GROWTH FUND
                (FORMERLY USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
                            AZL LEGG MASON VALUE FUND
                (FORMERLY USAZ PIMCO PEA GROWTH AND INCOME FUND)
                              AZL MONEY MARKET FUND
                        AZL NEUBERGER BERMAN REGENCY FUND
                            AZL OCC RENAISSANCE FUND
                      (FORMERLY USAZ PEA RENAISSANCE FUND)
                               AZL OCC VALUE FUND
                         (FORMERLY USAZ PEA VALUE FUND)
                     AZL OPPENHEIMER DEVELOPING MARKETS FUND
                      AZL OPPENHEIMER EMERGING GROWTH FUND
                   AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND
                           AZL OPPENHEIMER GLOBAL FUND
                    AZL OPPENHEIMER INTERNATIONAL GROWTH FUND
                        AZL OPPENHEIMER MAIN STREET FUND
                AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
                   AZL SALOMON BROTHERS LARGE CAP GROWTH FUND
                       (FORMERLY USAZ AIM BLUE CHIP FUND)
                   AZL SALOMON BROTHERS SMALL CAP GROWTH FUND
                      AZL VAN KAMPEN AGGRESSIVE GROWTH FUND
                          AZL VAN KAMPEN COMSTOCK FUND
                       AZL VAN KAMPEN EMERGING GROWTH FUND
                      AZL VAN KAMPEN EQUITY AND INCOME FUND
                      AZL VAN KAMPEN GLOBAL FRANCHISE FUND
                     AZL VAN KAMPEN GLOBAL REAL ESTATE FUND
                      AZL VAN KAMPEN GROWTH AND INCOME FUND
                       AZL VAN KAMPEN MID CAP GROWTH FUND
                     (FORMERLY USAZ VAN KAMPEN GROWTH FUND)

                          PROSPECTUS DATED MAY 1, 2006

                   ALLIANZ LIFE ADVISERS, LLC (THE "MANAGER")

Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable annuity or life insurance contract.
This Prospectus must be accompanied or preceded by a current prospectus for the variable annuity contracts or variable life insurance policies that invest in the Funds.
                                   QUESTIONS?
        Call toll free 1-877-833-7113 or your investment representative.


The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. AZL is a registered trademark of Allianz AG, which is the ultimate owner of the Manager.

------------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENT
                                RISKS AND PERFORMANCE INFORMATION
Carefully review this important section, which summarizes each Fund's investments, strategies and risks.


                           OVERVIEW..............................................................        3
                           RISK/RETURN SUMMARY...................................................        5
                           AZL AIM Basic Value Fund..............................................        5
                           AZL AIM International Equity Fund.....................................        8
                           AZL Davis NY Venture Fund.............................................       11
                           AZL Dreyfus Founders Equity Growth Fund...............................       14
                           AZL Dreyfus Premier Small Cap Value Fund..............................       17
                           AZL Franklin Small Cap Value Fund.....................................       21
                           AZL Jennison 20/20 Focus Fund.........................................       25
                           AZL Jennison Growth Fund..............................................       29
                           AZL Legg Mason Growth Fund............................................       32
                           AZL Legg Mason Value Fund.............................................       36
                           AZL Money Market Fund.................................................       40
                           AZL Neuberger Berman Regency Fund.....................................       43
                           AZL OCC Renaissance Fund..............................................       45
                           AZL OCC Value Fund....................................................       50
                           AZL Oppenheimer Developing Markets Fund...............................       54
                           AZL Oppenheimer Emerging Growth Fund..................................       57
                           AZL Oppenheimer Emerging Technologies Fund............................       61
                           AZL Oppenheimer Global Fund...........................................       65
                           AZL Oppenheimer International Growth Fund.............................       69
                           AZL Oppenheimer Main Street Fund......................................       73
                           AZL PIMCO Fundamental IndexPLUS Total Return Fund.....................       77
                           AZL Salomon Brothers Large Cap Growth Fund............................       81
                           AZL Salomon Brothers Small Cap Growth Fund............................       85
                           AZL Van Kampen Aggressive Growth Fund.................................       88
                           AZL Van Kampen Comstock Fund..........................................       92
                           AZL Van Kampen Emerging Growth Fund...................................       96
                           AZL Van Kampen Equity and Income Fund.................................       99
                           AZL Van Kampen Global Franchise Fund..................................      103
                           AZL Van Kampen Global Real Estate Fund................................      107
                           AZL Van Kampen Growth and Income Fund.................................      110
                           AZL Van Kampen Mid Cap Growth Fund....................................      114
                           MORE ABOUT THE FUNDS..................................................      118
                           Temporary Defensive Positions.........................................      118
                           Portfolio Turnover....................................................      118
                           Foreign and Emerging Markets Risks....................................      118
                           Derivative Instruments Risks..........................................      119

FUND MANAGEMENT
Review this section for details on the people and organizations who oversee the Funds.

                           The Manager...........................................................      120
                           The Subadvisers.......................................................      120
                           Duties of the Manager and Subadvisers.................................      122
                           Fees..................................................................      124
                           Portfolio Managers of the Subadvisers.................................      125
                           Legal Proceedings.....................................................      132
                           The Administrator and Distributor.....................................      141

SHAREHOLDER INFORMATION
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.

                           Pricing of Fund Shares................................................      142
                           Money Market Fund.....................................................      142
                           Purchase and Redemption of Shares.....................................      142
                           Market Timing.........................................................      143
                           Distribution (12b-1) Fees.............................................      145
                           Dividends, Distributions and Taxes....................................      145

                                       1
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FINANCIAL HIGHLIGHTS
Review this section for details on the Funds.

                           Financial Highlights..................................................      147

BACK COVER

                           Where to Learn More About Allianz VIP Funds..........................       154

                                       2
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
OVERVIEW                                               ALLIANZ VIP FUNDS
--------------------------------------------------------------------------------


The Allianz Variable Insurance Products Trust (the " VIP Trust") offers 31 separate investment portfolios (together, the "Funds" or the "Allianz VIP Funds," and each individually, a "Fund"). The Funds are managed by Allianz Life Advisers, LLC (the "Manager," previously known as USAllianz Advisers, LLC), which in turn has retained certain asset management firms (the "Subadvisers") to make investment decisions on behalf of the Funds. The Manager selected each Subadviser based on the Subadviser's experience with the investment strategy for which it was selected. Set forth below are the Funds and the corresponding Subadviser. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies affiliated with the Manager.

The Board of Trustees of the VIP Trust approved a change in the name of the Funds effective May 1, 2006. In the new Fund names, AZL replaces USAZ. For example, the USAZ AIM Basic Value Fund is now the AZL AIM Basic Value Fund. In addition, the name of the Trust has changed to the Allianz Variable Insurance Products Trust from the USAllianz Variable Insurance Products Trust.


FUND                                                          SUBADVISER
------------------------------------------------------------- ------------------------------------------------------------------
AZL AIM Basic Value Fund                                      A I M Capital Management, Inc.
AZL AIM International Equity Fund
------------------------------------------------------------- ------------------------------------------------------------------
AZL Davis NY Venture Fund                                     Davis Selected Advisers, L.P.
-------------------------------------------------------------  ------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth Fund**                     Founders Asset Management LLC
                                                              (affiliated with The Dreyfus Corporation)
------------------------------------------------------------- ------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value Fund                      The Dreyfus Corporation
                                                              (affiliated with Founders Asset Management LLC)
------------------------------------------------------------- ------------------------------------------------------------------
AZL Franklin Small Cap Value Fund***                          Franklin Advisory Services, LLC
------------------------------------------------------------- ------------------------------------------------------------------
AZL Jennison 20/20 Focus Fund                                 Jennison Associates LLC
AZL Jennison Growth Fund                                      (affiliated with Prudential Investment Management, Inc.)
------------------------------------------------------------- ------------------------------------------------------------------
AZL Legg Mason Growth Fund***                                 Legg Mason Capital Management, Inc.
AZL Legg Mason Value Fund****
------------------------------------------------------------- ------------------------------------------------------------------
AZL Money Market Fund                                         Prudential Investment Management, Inc.
                                                              (affiliated with Jennison Associates LLC)
------------------------------------------------------------- ------------------------------------------------------------------
AZL Neuberger Berman Regency Fund                             Neuberger Berman Management Inc.
------------------------------------------------------------- ------------------------------------------------------------------
AZL OCC Renaissance Fund*                                     Oppenheimer Capital LLC
AZL OCC Value Fund*                                           (affiliated with the Manager)
------------------------------------------------------------- ------------------------------------------------------------------
AZL Oppenheimer Developing Markets Fund                       OppenheimerFunds, Inc.
AZL Oppenheimer Emerging Growth Fund
AZL Oppenheimer Emerging Technologies Fund
AZL Oppenheimer Global Fund
AZL Oppenheimer International Growth Fund
AZL Oppenheimer Main Street Fund
------------------------------------------------------------- ------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return Fund             Pacific Investment Management Company LLC
                                                              (affiliated with the Manager)
------------------------------------------------------------- ------------------------------------------------------------------
AZL Salomon Brothers Large Cap Growth Fund***                 Salomon Brothers Asset Management Inc
AZL Salomon Brothers Small Cap Growth Fund
------------------------------------------------------------- ------------------------------------------------------------------
AZL Van Kampen Aggressive Growth Fund                         Van Kampen Asset Management
AZL Van Kampen Comstock Fund
AZL Van Kampen Emerging Growth Fund
AZL Van Kampen Equity and Income Fund
AZL Van Kampen Global Franchise Fund
AZL Van Kampen Global Real Estate Fund
AZL Van Kampen Growth and Income Fund
AZL Van Kampen Mid Cap Growth Fund**
------------------------------------------------------------- ------------------------------------------------------------------

* The Fund name and Subadviser changed effective September 16, 2005:
------------------------------------------------------------- ------------------------------------------------------------------
CURRENT FUND NAME AND (SUBADVISER)                            PREVIOUS FUND NAME AND (SUBADVISER)
------------------------------------------------------------- ------------------------------------------------------------------
AZL OCC Renaissance Fund                                      USAZ PEA Renaissance Fund (PEA Capital LLC)
(Oppenheimer Capital LLC)                                     (known as USAZ PIMCO PEA Renaissance Fund through April 28, 2005.)
------------------------------------------------------------- ------------------------------------------------------------------
AZL OCC Value Fund                                            USAZ PEA Value Fund  (PEA Capital LLC)
(Oppenheimer Capital LLC)                                     (known as USAZ PIMCO PEA Value Fund through April 28, 2005.)
------------------------------------------------------------- ------------------------------------------------------------------

                                       3
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS MAY- 1, 2006


**The Fund name changed effective April 29, 2005:
------------------------------------------------------------- ------------------------------------------------------------------
CURRENT FUND NAME                                             PREVIOUS FUND NAME
------------------------------------------------------------- ------------------------------------------------------------------
USAZ Dreyfus Founders Equity Growth Fund                      USAZ Dreyfus Founders Growth and Income Fund
------------------------------------------------------------- ------------------------------------------------------------------
USAZ PEA Renaissance Fund                                     USAZ PIMCO PEA Renaissance Fund
------------------------------------------------------------- ------------------------------------------------------------------
USAZ PEA Value Fund                                           USAZ PIMCO PEA Value Fund
------------------------------------------------------------- ------------------------------------------------------------------
USAZ Van Kampen Mid Cap Growth Fund                           USAZ Van Kampen Growth Fund
------------------------------------------------------------- ------------------------------------------------------------------

***The Fund name and subadviser changed effective April 4, 2005:
------------------------------------------------------------- ------------------------------------------------------------------
CURRENT FUND NAME AND (SUBADVISER)                            PREVIOUS FUND NAME AND (SUBADVISER)
------------------------------------------------------------- ------------------------------------------------------------------
USAZ Franklin Small Cap Value Fund                            USAZ PIMCO NFJ Small Cap Value Fund
(Franklin Advisory Services, LLC)                             (NFJ Investment Group L.P. and PIMCO Advisers Retail Holdings, LLC)
------------------------------------------------------------- ------------------------------------------------------------------
USAZ Legg Mason Growth Fund                                   USAZ AIM Dent Demographic Trends Fund
(Legg Mason Capital Management, Inc.)                         (AIM Capital Management, Inc.)
------------------------------------------------------------- ------------------------------------------------------------------
USAZ Salomon Brothers Large Cap Growth Fund                   USAZ AIM Blue Chip Fund
(Salomon Brothers Asset Management Inc.)                      (AIM Capital Management, Inc.)
------------------------------------------------------------- ------------------------------------------------------------------

****The Fund name and Subadviser changed effective July 27, 2004:
------------------------------------------------------------- ------------------------------------------------------------------
CURRENT FUND NAME AND (SUBADVISER)                            PREVIOUS FUND NAME AND (SUBADVISER)
------------------------------------------------------------- ------------------------------------------------------------------
USAZ Legg Mason Value Fund                                    USAZ PIMCO PEA Growth and Income Fund
(Legg Mason Capital Management, Inc.)                         (PEA Capital LLC)
------------------------------------------------------------- ------------------------------------------------------------------

Certain of the Funds may have similar names and investment objectives to other mutual funds managed by one of the Subadvisers. However, the asset size and portfolio composition of a Fund may be different from those of the similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Other funds may be added or removed from the VIP Trust from time to time.

The AZL AIM International Equity Fund, the AZL Dreyfus Founders Equity Growth Fund, the AZL Dreyfus Premier Small-Cap Value Fund, the AZL Franklin Small Cap Value Fund, the AZL Oppenheimer Developing Markets Fund, the AZL Oppenheimer Emerging Technologies Fund, the AZL Salomon Brothers Large Cap Growth Fund, the AZL Salomon Brothers Small Cap Growth Fund, the AZL Van Kampen Comstock Fund, AZL Van Kampen Global Real Estate Fund, and the AZL Van Kampen Mid Cap Growth Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending) in investments of the type suggested by its name. In addition, although it is not reflected in its name, the AZL Jennison 20/20 Focus Fund has adopted a policy to invest at least 80% of its total assets in up to 40 equity-related securities of U.S. companies that the Subadviser believe have strong capital appreciation potential. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" policy, which means that it may be changed without the vote of a majority of a Fund's outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Board of Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

The following is a summary of certain key information that describes each Fund's objectives, principal investment strategies, principal investment risks and certain performance information.

                                       4
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                              AZL AIM BASIC VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL AIM Basic Value Fund is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Subadviser believes to be undervalued in relation to long-term earning power or other factors.

The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

In selecting investments, the Subadviser seeks to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The Subadviser allocates investments among fixed-income securities based on its views as to the best values then available in the marketplace. The Subadviser considers whether to sell a particular security when any of these factors materially changes.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.


o SELECTION RISK: Selection risk is risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: To the extent the Fund invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies.

For more information about Temporary Defensive Positions and Foreign Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                       5
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
o        Investing for long-term goals, such as retirement
o        Seeking growth of capital
o        Pursuing an approach to "value" investments in equity securities

This Fund will not be appropriate for someone:
o        Pursuing an aggressive high growth investment strategy
o        Seeking a stable share price
o        Investing emergency reserves

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2003: 33.03%   2004: 10.84%    2005: 5.29%]
----------------------------------------------------------------

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

           Highest (Q2, 2003).................................20.53%
           Lowest (Q1, 2003)..................................-6.16%

                          AVERAGE ANNUAL TOTAL RETURNS


                                              ONE YEAR ENDED           SINCE
                                INCEPTION    DECEMBER 31, 2005       INCEPTION
                             -------------- --------------------- --------------
AZL AIM BASIC VALUE FUND        5/1/2002           5.29%               4.75%
                             -------------- --------------------- --------------
RUSSELL 1000 VALUE INDEX                           7.05%               8.81%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       6
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL AIM BASIC VALUE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

Management Fee......................................................    .75%
Distribution (12b-1) Fees...........................................    .25%
Other Expenses......................................................    .20%
                                                                     -------
Total Annual Fund Operating Expenses................................   1.20%
Fee Waiver (1)......................................................   0.00%
                                                                     -------
Net Annual Fund Operating Expenses (1)..............................   1.20%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
          $122               $381             $660             $1,455


                                       7
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                      AZL AIM INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL AIM International Equity Fund is to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of international equity securities whose issuers are considered by the Fund's Subadviser to have strong earnings momentum. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund invests in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

At the present time, the Fund's Subadviser intends to invest no more than 20% of the Fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The Fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds, or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

The Subadviser focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Fund will invest, the Subadviser also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations, and the liquidity of a particular security. The Subadviser considers whether to sell a particular security when any of these factors materially changes.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

                                       8
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o SELECTION RISK: Selection risk in the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
o        Investing for long-term goals, such as retirement
o        Seeking to add an international stock investment to your portfolio
o Seeking capital appreciation and are willing to accept the higher volatility associated with investing in foreign stocks

This Fund will not be appropriate for someone:
o        Seeking safety of principal
o        Seeking a stable share price
o        Investing emergency reserves

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2003: 27.14%   2004: 22.13%   2005: 16.36%]
----------------------------------------------------------------

 HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

Highest  (Q4, 2003)................................14.51%
Lowest (Q1, 2003)..................................-5.76%

                                       9
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                          AVERAGE ANNUAL TOTAL RETURNS


                                                   ONE YEAR ENDED       SINCE
                                     INCEPTION    DECEMBER 31, 2005   INCEPTION
                                    ------------ ------------------ ------------
AZL AIM INTERNATIONAL EQUITY FUND    5/1/2002          16.36%          11.16%
                                    ------------ ------------------ ------------
MSCI EAFE INDEX                                        13.54%          13.13%


THE FUND'S PERFORMANCE IS COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL, EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX, AN UNMANAGED MARKET CAPITALIZATION-WEIGHTED EQUITY INDEX COMPRISING 20 OF THE 48 COUNTRIES IN THE MSCI UNIVERSE AND REPRESENTING THE DEVELOPED WORLD OUTSIDE OF NORTH AMERICA. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

FEES AND EXPENSES - AZL AIM INTERNATIONAL EQUITY FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


Management Fee.........................................................    .90%
Distribution (12b-1) Fees..............................................    .25%
Other Expenses.........................................................    .35%
                                                                         ------
Total Annual Fund Operating Expenses....................................  1.50%
Fee Waiver (1)..........................................................   .05%
                                                                         ------
Net Annual Fund Operating Expenses (1)..................................  1.45%

    (1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $148              $469             $814              $1,786

                                       10
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                         AZL DAVIS NY VENTURE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Davis NY Venture Fund is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.


Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Subadviser tries to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Subadviser aims to invest in such businesses when they are trading at a discount to their intrinsic worth.

The Subadviser selects companies with the intention of owning their stocks for the long term. The Fund has the ability to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. The Subadviser considers selling securities if it believes the stock's market price exceeds the Subadviser's estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.


For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o HEADLINE RISK: The Subadviser seeks to acquire companies with expanding earnings at value prices. They may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While the Subadviser researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations,

                                       11
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o        Seeking long-term growth of capital
o        More comfortable with established, well-known companies
o        Investing for the long term

This Fund will not be appropriate for someone:

o Worried about the possibility of sharp price swings and dramatic market declines
o        Interested in earning current income
o        Investing for the short term

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002: -24.18% 2003: 29.43%   2004: 10.56%   2005: 9.68%]
-----------------------------------------------------------------------------

* Prior to March 8, 2004 this Fund was subadvised by Alliance Capital Management, L.P. and was known as the USAZ AllianceBernstein Growth and Income Fund.

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

Highest (Q2, 2003)................................ 16.61%
Lowest (Q3, 2002).................................-17.49%

                                       12
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                          AVERAGE ANNUAL TOTAL RETURNS


                                                        ONE YEAR ENDED            SINCE
                                     INCEPTION        DECEMBER 31, 2005         INCEPTION
                                -------------------- --------------------- --------------------
AZL DAVIS NY VENTURE FUND            11/5/2001              9.68%                 5.43%
                                -------------------- --------------------- --------------------
RUSSELL 1000 VALUE INDEX                                    7.05%                 9.48%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED BY THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


FEES AND EXPENSES - AZL DAVIS NY VENTURE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.



Management Fee..........................................................   .75%
Distribution (12b-1) Fees...............................................   .25%
Other Expenses..........................................................   .20%
                                                                          ------
Total Annual Fund Operating Expenses....................................  1.20%
Fee Waiver (1)..........................................................   .00%
                                                                          ------
Net Annual Fund Operating Expenses (1)..................................  1.20%


(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122              $381             $660              $1,455

                                       13
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                      AZL DREYFUS FOUNDERS EQUITY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Dreyfus Founders Equity Growth Fund is long-term growth of capital and income. This objective may be changed by the Trustees of the Trust without shareholder approval.

To pursue this goal the Fund invests primarily in common stocks of large, well-established and mature companies. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance. While a significant portion of these stocks normally would be expected to pay regular dividends, it may invest in non-dividend paying companies if they offer better prospects for capital appreciation. The Fund will provide notice to shareholders at least 60 days prior to any change in this large capitalization policy. The Fund defines large capitalization as companies with market capitalizations within the range of the Russell 1000 Growth Index, which is the large cap Russell index used by the Fund for comparative purposes. The Fund may also invest up to 30% of its total assets in foreign securities.

The Subadviser uses a "growth style" of investing. The Subadviser uses a consistent, bottom-up approach to build equity portfolios, searching for companies across all industries whose fundamental strengths may lead to superior earnings growth over time. Using this disciplined, hands-on approach, the Subadviser looks for both domestic and foreign companies having some or all of the following characteristics:

o    Demonstrated, sustainable growth that is faster than their peers

o    Strong management team

o Superior products or services with leading market positions and growing brand identities

o    Financial, marketing, and operating strength

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o INDUSTRY SECTOR RISK: At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

                                       14
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o        Investing for long-term goals, such as retirement

o        Seeking income and growth of capital

o        Seeking to add a large capitalization component to your portfolio

This Fund will not be appropriate for someone:

o        Seeking safety of principal

o        Investing for the short-term or investing emergency reserves

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002: -30.70% 2003: 24.25%   2004: 7.72%   2005: 4.56%]
-----------------------------------------------------------------------------


* Prior to March 8, 2004 this Fund was subadvised by Alliance Capital Management, L.P. and was known as the USAZ AllianceBernstein Large Cap Growth Fund. From March 8, 2003 to April 28, 2005, this Fund was subadvised by Founders Asset Management LLC and was known as the USAZ Dreyfus Founders Growth and Income Fund.


                                       15
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


            Highest (Q2, 2003)................................12.08%
           Lowest (Q1, 2005)..................................-2.76%


                          AVERAGE ANNUAL TOTAL RETURNS


                                                        ONE YEAR ENDED         SINCE
                                          INCEPTION    DECEMBER 31, 2005     INCEPTION
                                        ------------- ------------------ -------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH FUND   11/5/2001          4.56%             0.55%
                                        ------------- ------------------ -------------------
RUSSELL 1000 GROWTH INDEX                                    5.26%             2.67%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 GROWTH INDEX WHICH IS AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF INDIVIDUAL SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


FEES AND EXPENSES - AZL DREYFUS FOUNDERS EQUITY GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


Management Fee.........................................................    .80%
Distribution (12b-1) Fees..............................................    .25%
Other Expenses.........................................................    .17%
                                                                        -------
Total Annual Fund Operating Expenses...................................   1.22%
Fee Waiver (1).........................................................    .02%
                                                                        -------
Net Annual Fund Operating Expenses (1).................................   1.20%


(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122                $385             $668              $1,476


                                       16
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                   AZL DREYFUS PREMIER SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The AZL Dreyfus Premier Small Cap Value Fund seeks investment returns that are consistently superior to the Russell 2000(R)Value Index ("Russell 2000 Value"). This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small U.S. companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy.

Smaller companies are generally new and often entrepreneurial companies with market capitalizations ranging between $100 million and $3 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. The Subadviser uses a disciplined process that combines computer modeling techniques, fundamental analysis and risk management to select undervalued stocks for the Fund. In selecting securities, the Subadviser uses a computer model to identify and rank undervalued stocks. Undervalued stocks are normally characterized by relatively low price-to-earnings and low price-to-book ratios. The model analyzes how a stock is priced relative to its perceived intrinsic value. Then, based on fundamental analysis, the Subadviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management. The Fund's portfolio is constructed so that its sector weightings and risk characteristics are substantially similar to those of the Russell 2000 Value.

The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

At times the Fund may engage in short-term trading, which could produce higher transaction costs.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: Small-cap companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets and/or financial resources, or may depend on a limited management group. Some of the Fund's investments will rise and fall based on investor perception rather than economic factors. Other

                                       17
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

o FOREIGN RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.



o STOCK SELECTION RISK: Although the Fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the Russell 2000 Value Index, the Fund holds fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the Fund to underperform the index.

o ISSUER RISK: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

o INITIAL PUBLIC OFFERINGS RISK: The Fund may purchase securities of companies in initial public offerings (IPOs).The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


For more information about Temporary Defensive Positions, Foreign Risk, and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing for long-term goals, such as retirement
o    Seeking long-term growth of capital
o Willing to accept the risk associated with investing in undervalued smaller-capitalization stocks for the potential reward of greater capital appreciation

This Fund will not be appropriate for someone:

o    Seeking to avoid market risk and volatility
o Unwilling to accept the greater risks associated with small capitalization companies
o    Investing for the short-term or investing emergency reserves

PERFORMANCE INFORMATION



The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.


                                       18
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2005: 3.39%]
---------------------------------

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


            Highest (Q3, 2005).................................4.21%
            Lowest (Q1, 2005)..................................-3.65%


                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED              SINCE
                                                            INCEPTION           DECEMBER 31, 2005           INCEPTION
                                                      ----------------------- ----------------------- -----------------------
AZL DREYFUS PREMIER SMALL CAP VALUE FUND                     5/3/2004                 3.39%                   14.80%
                                                      ----------------------- ----------------------- -----------------------
RUSSELL 2000 VALUE INDEX                                                              4.71%                   15.01%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 2000 VALUE INDEX, AN UNMANAGED INDEX THAT REPRESENTS THE PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


FEES AND EXPENSES - AZL DREYFUS PREMIER SMALL CAP VALUE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


Management Fee (1).....................................................    .90%
Distribution (12b-1) Fees..............................................    .25%
Other Expenses.........................................................    .27%
                                                                        -------
Total Annual Fund Operating Expenses (1)...............................   1.42%
Fee Waiver (2).........................................................    .07%
                                                                        -------
Net Annual Fund Operating Expenses (2).................................   1.35%




(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .85% for the 12-month period ending April 30, 2007.

(2) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


                                       19
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE


Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $137               $442             $770              $1,696


                                       20
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                         AZL FRANKLIN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Franklin Small Cap Value Fund is long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations similar to those that comprise the Russell 2500 index at the time of purchase. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

The Fund invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth
o Recent sharp price declines (fallen angels) but still have growth potential in the Subadviser's opinion
o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

A stock price is undervalued when it is less than the price at which the Subadviser believes it would trade if the market reflected all factors relating to the company's worth. The Subadviser may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets. The Fund may hold up to 15% of its net assets in illiquid securities.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or

                                       21
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o CAPITALIZATION RISK: Because the Fund invests significantly in small-cap companies, it has capitalization risk. These companies may present additional risk because they may have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

o ILLIQUID AND RESTRICTED SECURITIES: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.


For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing for long-term goals, such as retirement
o    Seeking long-term growth of capital
o Willing to accept the additional risk associated with investing in undervalued small capitalization securities for the potential reward of greater capital appreciation

This Fund may not be appropriate for someone:
o    Seeking to avoid market risk and volatility
o    Investing for the short-term or investing emergency reserves

PERFORMANCE INFORMATION*

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                                       22
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2004: 23.10%   2005: 7.03%]
------------------------------------------------

* Prior to April 4, 2005 this Fund was subadvised by PIMCO Advisors Retail Holding LLC and NFJ Investment Group LP and was known as the USAZ PIMCO NFJ Small Cap Value Fund.

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


           Highest (Q2, 2004)..................................5.85%
           Lowest (Q2, 2005)...................................0.70%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                          ONE YEAR ENDED            SINCE
                                       INCEPTION         DECEMBER 31, 2005         INCEPTION
                                    ------------------- --------------------- ---------------------
AZL FRANKLIN SMALL CAP VALUE FUND     05/01/2003               7.03%                 21.77%
                                    ------------------- --------------------- ---------------------
RUSSELL 2000 VALUE INDEX                                       4.71%                 24.63%



THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 2000 VALUE INDEX, AN UNMANAGED INDEX THAT REPRESENTS THE PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

FEES AND EXPENSES - AZL FRANKLIN SMALL CAP VALUE FUND ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


 Management Fee.........................................................    .75%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .15%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.15%
 Fee Waiver (1).........................................................    .00%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.15%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

                                       23
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
           $117             $365              $633             $1,398


                                       24
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                            AZL JENNISON 20/20 FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Jennison 20/20 Focus Fund is long-term growth of capital. This means that the Subadviser seeks investments whose prices will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 80% of its total assets in up to 40 equity-related securities of U.S. companies that the Subadviser believes have strong capital appreciation potential. The Fund's strategy is to combine the efforts of two portfolio managers with different styles and to invest in stocks in which the portfolio managers have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Fund's growth portfolio manager invests in companies that exceed $1 billion in market capitalization at the time of investment which are experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings. The Fund's value portfolio manager invests in companies that exceed $1 billion in market capitalization at the time of investment which are selling at a price that is low relative to a company's earnings, assets, cash flow and dividends.

Each portfolio manager may select up to 20 equity-related securities. In connection with the execution of purchases and sales, each portfolio manager may temporarily hold more than 20 equity-related securities.

The Fund primarily invests in common stocks, nonconvertible preferred stocks and convertible securities. Equity-related securities in which the Fund also invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. Convertible securities are securities - like bonds, corporate notes and preferred stocks - that the Subadviser can convert into the company's common stock or some other equity security. The Subadviser may buy common stocks of companies of every size - small-, medium- and large-capitalization - although the Fund's investments are mostly in medium- and large-capitalization stocks.

Over the long term, there will be an approximately equal division of the Fund's assets between the two portfolio managers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolio managers as the Subadviser deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the appropriate allocation. As a consequence, the Subadviser may reallocate assets from the portfolio segment that has appreciated more to the other segment.

The Fund engages in active and frequent trading in order to achieve its investment objectives.

Reallocations may result in additional costs since sales of securities will result in higher portfolio turnover. Also, because each portfolio manager selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Fund or that the two portfolio managers may simultaneously favor the same industry. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Subadviser will consider the timing of any reallocations based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax status as a regulated investment company, the Subadviser also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

In addition to the principal strategies, the Fund may also use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant: foreign securities, money market instruments, repurchase agreements, real estate investment trusts (REITs), initial public offerings U.S. Government Securities, derivatives and short sales. The Fund may hold up to 15% of its net assets in illiquid securities.

The Subadviser considers selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has an unfavorable change in fundamentals; valuation is realized or exceeded; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

                                       25
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


o FOCUSED INVESTMENT RISK: Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.


o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earning disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.


o INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may only be a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental-stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.


o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

                                       26
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies.

o SHORT SALES RISK: The Fund may engage in short sales. This strategy may magnify underlying investment losses. In addition, investment costs may exceed potential underlying investment gains. Short sales "against the box" give up the opportunity for capital appreciation in the security.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.


o ILLIQUID AND RESTRICTED SECURITIES: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.


For more information about Temporary Defensive Positions, Portfolio Turnover, Foreign Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o        Investing for long-term goals, such as retirement
o Seeking to invest in companies with strong capital appreciation potential
o        Able to withstand volatility in the value of your investment

This Fund will not be appropriate for someone:

o        Seeking a stable share price
o        Investing emergency reserves
o        Looking primarily for income

PERFORMANCE INFORMATION

This Fund is a new Fund for which a full calendar year's performance is not yet available.

                                       27
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL JENNISON 20/20 FOCUS FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


Management Fee (1).....................................................    .80%
Distribution (12b-1) Fees..............................................    .25%
Other Expenses.........................................................    .17%
                                                                        -------
Total Annual Fund Operating Expenses (1)...............................   1.22%
Fee Waiver (2).........................................................    .02%
                                                                        -------
Net Annual Fund Operating Expenses (2).................................   1.20%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .80% on the first $100 million of assets and to .70% on assets over $100 million for the 12-month period ending April 30, 2007.


(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122               $385              $668             $1,476


                                       28
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                   AZL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Jennison Growth Fund is long-term growth of capital. This means that the Subadviser seeks investments whose price will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the Subadviser believes have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. In deciding which stocks to buy, the Subadviser uses what is known as a "growth" investment style. This means that the Fund invests in stocks that the Subadviser believes could experience superior sales or earnings growth, or high returns on equity and assets. The Subadviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, non-convertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities - like bonds, corporate notes and preferred stocks - that can be converted into the company's common stock or some other equity security. The Fund may also invest in securities of foreign and emerging markets. In addition, the Fund may engage in short sales. The Fund may hold up to 15% of its net assets in illiquid securities.

The Subadviser considers selling or reducing a stock position when, in the opinion of the Subadviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The Fund engages in active and frequent trading in order to achieve its investment objectives.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

                                       29
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include risks related to different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o SHORT SALES RISK: The Fund may engage in short sales. This strategy may magnify underlying investment losses. In addition, investment costs may exceed potential underlying investment gains. Short sales "against the box" give up the opportunity for capital appreciation in the security.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.


o ILLIQUID AND RESTRICTED SECURITIES RISK: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.


o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REIT's) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

For more information about Temporary Defensive Positions, Portfolio Turnover, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o        Seeking capital growth over the long term
o        Investing for long-term goals, such as retirement
o        Can withstand volatility in the value of your investment

This Fund will not be appropriate for someone:

o        Seeking safety of principal
o        Investing for the short term or investing emergency reserves
o        Looking primarily for regular income

PERFORMANCE INFORMATION

This Fund is a new Fund for which a full calendar year's performance is not yet available.

                                       30
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL JENNISON GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee............................................    .80%
         Distribution (12b-1) Fees.................................    .25%
         Other Expenses............................................    .23%
                                                                    -------
         Total Annual Fund Operating Expenses......................   1.28%
         Fee Waiver (1)............................................    .08%
                                                                    -------
         Net Annual Fund Operating Expenses (1)....................   1.20%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122               $398              $695             $1,538


                                       31
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                 AZL LEGG MASON GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Legg Mason Growth Fund is maximum long-term capital appreciation with minimum long-term risk to principal. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund invests primarily in common stocks or securities convertible into or exchangeable for common stock. The Subadviser currently anticipates that the Fund will not invest more than 25% of its total assets in foreign securities.

The Fund seeks to invest in companies that, in the Subadviser's opinion, are undervalued at the time of purchase. The selection of common stocks will be made through a process whereby companies are identified and selected as eligible investments by examining all fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis. The Subadviser's investment strategy is based on the principle that a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The Subadviser believes that investors should focus on the long-term economic progress of the investment and disregard short-term nuances.

The portfolio manager sells securities when they have realized what the manager believes is their potential value or when the Subadviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. In addition, the Fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when the Subadviser believes prevailing market conditions call for a defensive posture. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:


o NON-DIVERSIFICATION RISK: The Fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the Fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities that shares of a diversified fund.


o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

                                       32
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.


o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o        Investing for long-term goals, such as retirement
o        Seeking long-term growth of capital
o Willing to accept the additional risk inherent in investing in a limited number of issuers

This Fund may not be appropriate for someone:

o        Needing current income
o        Seeking safety of principal

                                       33
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION*

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2003: 36.48%  2004: 8.08%  2005: 11.06%]
-------------------------------------------------------------

* Prior to April 4, 2005 this Fund was subadvised by AIM Capital Management, Inc. and was known as the USAZ AIM Dent Demographic Trends Fund.

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


            Highest (Q2, 2003)................................19.45%
            Lowest (Q1, 2005)..................................-3.91%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                ONE YEAR ENDED        SINCE
                            INCEPTION         DECEMBER 31, 2005     INCEPTION
                           ----------------- --------------------- -------------
AZL LEGG MASON GROWTH FUND   5/1/2002               11.06%            6.23%
                           ----------------- --------------------- -------------
RUSSELL 1000 GROWTH INDEX                           5.26%             4.38%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF INDIVIDUAL SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


                                       34
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL LEGG MASON GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


  Management Fee (1).....................................................   .85%
  Distribution (12b-1) Fees..............................................   .25%
  Other Expenses.........................................................   .21%
                                                                         -------
  Total Annual Fund Operating Expenses (1)...............................  1.31%
  Fee Waiver (2).........................................................   .01%
                                                                         -------
  Net Annual Fund Operating Expenses (2).................................  1.30%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .80% for the 12-month period ending in April 30, 2007.


(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waiver. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $132              $414             $717              $1,578


                                       36
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                           AZL LEGG MASON VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Legg Mason Value Fund is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund invests primarily in equity securities that, in the Subadviser's opinion, offer the potential for capital growth. The Subadviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Subadviser's assessment of their intrinsic value. Intrinsic value, according to the Subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The Subadviser takes a long-term approach to investing, generally characterized by long holding periods and low turnover. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The Fund may also invest in securities of foreign issuers.

The Subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the Subadviser believes is more compelling, or to realize gains or limit potential losses.

The Fund may also invest in debt securities of companies having one or more of the above characteristics. The Fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds". A bond issuer may suffer adverse changes in financial condition that could result in the bond becoming illiquid. Lower rated bonds may be less liquid than higher-rated bonds, which means that the Fund may have difficulty selling them at times.

The Fund may also invest in futures contracts or related options and repurchase agreements.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:


o NON-DIVERSIFICATION RISK: The Fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the Fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities that shares of a diversified fund.


o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the

                                       36
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: To the extent the Fund invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.


o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies.


o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar quality. These lower quality securities have speculative characteristics and are more volatile and are more susceptible to credit risk than investment grade securities. Issuers of high yield bonds also may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.


o CALL RISK: If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

o CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.


o ILLIQUID AND RESTRICTED SECURITIES: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.


For more information about Temporary Defensive Positions and Foreign Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                       37
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o        Investing for long-term goals, such as retirement
o        Seeking income and growth of capital
o Pursuing a balanced approach to investments in both growth-and income-producing securities and willing to accept the risks associated with investing in mid to large cap stocks

This Fund will not be appropriate for someone:

o        Pursuing an aggressive high growth investment strategy
o        Seeking a stable share price
o        Investing emergency reserves

PERFORMANCE INFORMATION*

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002: -18.88% 2003: 25.89%  2004: 15.15%  2005: 6.27%]
---------------------------------------------------------------------------


* Prior to July 27, 2004 this Fund was subadvised by PEA Capital LLC and was known as the USAZ PIMCO PEA Growth and Income Fund.


HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................13.21%
            Lowest (Q3, 2002).................................-14.41%

                                       38
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                          AVERAGE ANNUAL TOTAL RETURNS


                                             ONE YEAR ENDED            SINCE
                              INCEPTION     DECEMBER 31, 2005        INCEPTION
                            -------------- -------------------- ----------------
AZL LEGG MASON VALUE FUND     11/5/2001           6.27%                5.92%
                            -------------- -------------------- ----------------
S&P 500 STOCK INDEX                               4.91%                5.26%
                            -------------- -------------------- ----------------
RUSSELL 1000 INDEX                                6.27%                6.17%


THE FUND'S PERFORMANCE IS COMPARED TO THE STANDARD & POOR'S STOCK INDEX ("S&P 500 STOCK INDEX") AND THE RUSSELL 1000 INDEX. THE S&P 500 STOCK INDEX CONSISTS OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF 1000 LARGEST COMPANIES FOUND IN THE RUSSELL UNIVERSE, WHICH REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE INDICES ARE UNMANAGED AND DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

FEES AND EXPENSES - AZL LEGG MASON VALUE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

 Management Fee.........................................................    .75%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .20%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.20%
 Fee Waiver (1).........................................................    .00%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.20%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
           $122             $381              $660             $1,455

                                       39
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                        AZL MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Money Market Fund is current income consistent with stability of principal, which may not be changed without shareholder approval.

The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments, including:

o    U.S. Government securities;

o Certificates of deposits, time deposits, bankers' acceptances and other short-term instruments issued by U.S. or foreign banks;

o U.S. and foreign commercial paper and other short-term corporate debt obligations, including those with floating rate or variable rates of interest;

o Obligations issued or guaranteed by one or more foreign governments or their agencies, including supranational entities;

o    Loan participation interests;

o    Asset backed securities; and

o Repurchase agreements collateralized by the types of securities described above.

The Fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Fund is subject to certain federal rules which require it to:

o    maintain an average dollar-weighted portfolio maturity of 90 days or less

o buy individual securities that have remaining maturities of 397 days or less

o    invest only in high-quality, dollar-denominated, short-term obligations.

The Fund engages in active and frequent trading in order to achieve its investment objectives.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund faces the following general risks:

o INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.

o CREDIT RISK: Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

o INCOME RISK: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance.


For more information about Portfolio Turnover, see "More about the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Money Market Fund if you:
o        Are seeking preservation of capital
o        Have a low risk tolerance

                                       40
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o        Have a short term investing horizon or goal

The Money Market Fund will not be appropriate for anyone:
o        Seeking high total returns
o        Pursuing a long-term goal or investing for retirement

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.


During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Money Market Fund may also become extremely low and possibly negative.


                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC- 2001: 3.27% 2002: 0.84% 2003: 0.34% 2004: 0.67% 2005: 2.57%]
--------------------------------------------------------------------------------

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q1, 2001)..................................1.22%
            Lowest (Q3, 2003)..................................-0.07%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                        ONE YEAR ENDED                                 SINCE
                                      INCEPTION        DECEMBER 31, 2005         5 YEAR              INCEPTION
                                  ------------------- -------------------- -------------------- --------------------
AZL MONEY MARKET FUND                 2/1/2000               2.57%                1.54%                2.17%
                                  ------------------- -------------------- -------------------- --------------------
3 MONTH U.S. TREASURY BILL INDEX                             3.07%                2.11%                2.70%
                                  ------------------- -------------------- -------------------- --------------------


THE FUND'S PERFORMANCE IS COMPARED TO THE 3 MONTH U.S. TREASURY BILL INDEX. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE SERVICES.

                                       41
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL MONEY MARKET FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


Management Fee.........................................................    .35%
Distribution (12b-1) Fees..............................................    .25%
Other Expenses.........................................................    .14%
                                                                        -------
Total Annual Fund Operating Expenses...................................    .74%
Fee Waiver (1).........................................................    .00%
                                                                        -------
Net Annual Fund Operating Expenses (1).................................    .74%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to .87% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.




EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
             $76            $237              $411              $918

                                       42
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                          AZL NEUBERGER BERMAN REGENCY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Neuberger Berman Regency Fund is long-term growth of capital. The Trustees of the Fund may change this objective at any time without shareholder approval.

The Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the range of the Russell Midcap Index. At June 30, 2005, the market capitalization of companies in the Index ranged from $1.8 billion to $13.7 billion. The Fund seeks to reduce risk by diversifying among many companies, sectors, and industries, but may invest more heavily in certain sectors depending on market conditions.

The Subadviser looks for undervalued companies with high-quality businesses. Factors in identifying these firms may include historical low valuation, above-average returns on invested capital, and solid balance sheets. This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Subadviser may emphasize certain sectors that it believes will benefit from market or economic trends.

The Subadviser follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may be unable to pursue its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of securities fluctuate in response to the activities of individual companies and general stock market conditions. Securities prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o CAPITALIZATION RISK: Because the Fund invests significantly in mid-capitalization companies, it will have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o SECTOR RISK: At times, the Fund may invest more heavily in a particular business sector or industry. Stocks of issuers in a particular sector are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector more than others. The Fund's performance may suffer if a sector does not perform as expected.

o VALUE STOCKS RISK: The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because during a given period value stocks, as a category, lose favor with investors compared to growth stocks or because of assets or because the valuations of these stocks do not improve in response to changing market or economic conditions.

o SELECTION RISK: The Fund's performance may suffer if the stocks or economic sectors selected by the Subadviser do not perform as expected. If the Fund sells those stocks before they reach their market peak, it may miss opportunities for better performance.

o RISK OF FREQUENT TRADING. The Fund may actively trade its portfolio securities. High portfolio turnover (100% or more) will result in higher transaction costs and may adversely affect the Fund's performance.

                                       43
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

The Fund may use certain investment strategies or invest in securities involving additional risks. For more information about Temporary Defensive Positions, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Seeking to add a mid-cap value stock component to your portfolio
o Able to withstand the risks associated with investing in mid-cap value stocks
o    Looking for a fund that emphasizes the value style of investing

This Fund will not be appropriate for someone:

o        Seeking safety of principal
o        Seeking a short-term investment or investing emergency reserves
o        Looking primarily for regular income

PERFORMANCE INFORMATION

This Fund is a new Fund for which a full calendar year's performance is not yet available.

FEES AND EXPENSES - AZL NEUBERGER BERMAN REGENCY FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

 Management Fee.......................................................      .75%
 Distribution (12b-1) Fees............................................      .25%
 Other Expenses.......................................................      .30%
                                                                       ---------
 Total Annual Fund Operating Expenses.................................     1.30%
 Fee Waiver (1).......................................................      .00%
                                                                      ----------
 Net Annual Fund Operating Expenses (1)...............................     1.30%

(1) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR         3 YEARS
      ---------        ---------
         $132           $412

                                       44
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                  AZL OCC RENAISSANCE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL OCC Renaissance Fund is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its investment objective by investing under normal conditions at least 65% of its assets in common stocks of companies that the Subadviser believes are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the Subadviser consistent with its expectation of longer term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

The Subadviser selects stocks for the Fund using a "value" style. The Subadviser invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve, and may favor certain sectors, depending upon market conditions. The Subadviser determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The Subadviser analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The Subadviser looks to sell a stock when it believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its total assets in foreign securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may utilize foreign currency exchange contracts, options, or other derivative instruments.

The Fund engages in active and frequent trading in order to achieve its investment objectives.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: Because the Fund invests significantly in mid-capitalization companies, it will have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

                                       45
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o FOCUSED INVESTMENT RISK: Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

o ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

o CURRENCY RISK: Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

o LEVERAGING RISK: Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

o INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may only be a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have

                                       46
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental-stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small or micro-cap companies that are undercapitalized.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

For more information about Temporary Defensive Positions, Portfolio Turnover and Foreign Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
o        Investing for long-term goals, such as retirement
o        Seeking to add a mid-cap value stock component to your portfolio
o Seeking long-term growth of capital and income and are willing to accept the risks associated with investing in mid-cap value stocks

This Fund will not be appropriate for someone:
o        Seeking safety of principal
o        Investing for the short-term or investing emergency reserves
o        Looking primarily for regular income

                                       47
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2002: -25.08% 2003: 58.66% 2004: 14.75% 2005: -3.49%]
---------------------------------------------------------------------------

* Prior to April 28, 2005, this fund was subadvised by PEA Capital and was known as the USAZ PIMCO PEA Renaissance Fund. From April 28, 2005 through September 16, 2005, this fund was subadvised by PEA Capital LLC and was known as the USAZ PEA Renaissance Fund. It is anticipated that the Fund will continue to operate with substantially similar investment objectives and strategies.

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................31.13%
            Lowest (Q3, 2002).................................-29.57%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                ONE YEAR ENDED          SINCE
                               INCEPTION      DECEMBER 31, 2005       INCEPTION
                            ---------------- --------------------- -------------
AZL OCC RENAISSANCE FUND       11/5/2001            -3.49%                9.37%
                            ---------------- --------------------- -------------
RUSSELL MIDCAP VALUE INDEX                          12.65%                16.77%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL MIDCAP VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE SECURITIES FOUND IN THE RUSSELL MIDCAP UNIVERSE, WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       48
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL OCC RENAISSANCE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

 Management Fee.........................................................    .75%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .19%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.19%
 Fee Waiver (1).........................................................    .00%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.19%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $121                $378             $654              $1,443

                                       49
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                     AZL OCC VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL OCC Value Fund is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its investment objective by investing under normal conditions at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and prices below the Subadviser's estimate of intrinsic value. Intrinsic value refers to the value placed on a company by the Subadviser consistent with its expectation of longer term economic earnings and cash flows. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The Subadviser selects stocks for the Fund using a "value" style. The Subadviser determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The Subadviser analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The Subadviser looks to sell a stock when it believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its total assets in foreign securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may utilize foreign currency exchange contracts, options, or other derivative instruments.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: Because the Fund invests in mid-capitalization companies, it will have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies.

o CURRENCY RISK: Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value

                                       50
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o LEVERAGING RISK: Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

For more information about Temporary Defensive Positions, Portfolio Turnover, Foreign Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
o        Investing for long-term goals, such as retirement
o        Seeking to add a mid to large cap, value component to your portfolio
o Seeking long-term growth of capital and income and are willing to accept the risks associated with investing in mid to large cap value stocks

This Fund will not be appropriate for someone:
o        Seeking safety of principal
o        Investing for the short-term or investing emergency reserves
o        Looking primarily for regular income

                                       51
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2002: -24.90% 2003: 45.21% 2004: 16.52% 2005: 2.67%]
------------------------------------------------------------------------

* Prior to April 28, 2005, this fund was subadvised by PEA Capital LLC and was known as the USAZ PIMCO PEA Value Fund. From April 28, 2005 through September 16, 2005, this fund was subadvised by PEA Capital LLC and was known as the USAZ PEA Value Fund. It is anticipated that the Fund will continue to operate with substantially similar investment objectives and strategies.

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................27.02%
            Lowest (Q3, 2002).................................-28.05%

                          AVERAGE ANNUAL TOTAL RETURNS

                                               ONE YEAR ENDED         SINCE
                           INCEPTION         DECEMBER 31, 2005      INCEPTION
                          ----------------- --------------------- --------------
AZL OCC VALUE FUND         11/5/2001               2.67%              8.99%
                          ----------------- --------------------- --------------
RUSSELL 1000 VALUE INDEX                           7.05%              9.48%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF THE CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       52
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL OCC VALUE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

 Management Fee.........................................................    .75%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .20%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.20%
 Fee Waiver (1).........................................................    .00%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.20%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122                $381             $660              $1,455

                                       53
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                   AZL OPPENHEIMER DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Oppenheimer Developing Markets Fund is aggressive capital appreciation. The Trustees of the Fund may change this objective at any time without shareholder approval.

In selecting securities for the Fund, the subadviser looks primarily for foreign companies in developing markets with high growth potential. He uses fundamental analysis of a company's financial statements, management, operations and products and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the Fund's portfolio, the portfolio manager currently searches for:

o Companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to entry in their industry.

o Companies with management that has a proven record or has the ability to take advantage of business opportunities.

o Companies with newer or established businesses that are entering into a growth cycle.

o Companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the portfolio manager considers the macroeconomic and political environment in a given country and changes in the industry, including the broader industry cycle. As part of his selection process, the portfolio manager looks for companies that may benefit from global trends, such as the growth of mass affluence, development of new technologies, corporate restructuring and aging. This strategy may change over time.

The Fund invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

o Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets. The Fund might not be fully invested in accordance with its objective for up to 30 days after inception. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy.

o    The Fund may invest up to 100% of its total assets in foreign securities.

o The Fund will emphasize investments in common stocks and other equity securities.

o The Fund will emphasize investments in growth companies, which can be in any market capitalization range.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in stocks of foreign growth companies, the value of the Fund's portfolio will be affected by changes in the foreign stock markets and the special economic and other factors that might primarily affect the prices of markets in particular regions, such as Asia, Latin America, and Eastern Europe. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

o GROWTH STOCKS RISK: Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. That volatility is likely to be even greater for growth companies in emerging markets.

                                       54
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o CAPITALIZATION RISK: To the extent the Fund Invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN AND EMERGING MARKETS RISK: While foreign securities may offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. Securities issued by a foreign government may not be supported by the "full faith and credit" of the government. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks could cause the prices of foreign stocks to fall and could therefore depress the Fund's share prices.

     Securities in emerging and developing market countries may offer special investment opportunities but investments in these countries present risks not found in more mature markets. Securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

     Emerging markets may have less developed trading markets and exchanges. Emerging countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions of withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than stocks of issuers in the U.S. and other developed countries and may be very speculative.

     Additionally, if the Fund invests a significant amount of its assets in foreign securities, it might expose the Fund to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "NYSE") that day, when the Funds' net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances to reflect what the Manager and Board of Trustees (The "Board") believe to be their fair value may help deter those activities.

The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investment, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

The Fund is an aggressive investment vehicle. And in the short term, its share prices can be expected to be volatile. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. The Fund is designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation. It is likely to be subject to greater fluctuations in its share prices than funds that emphasize large capitalization domestic stocks, or funds that do not invest in foreign securities or emerging market securities, or funds that focus on both stocks and bonds.

For more information about Foreign and Emerging Markets Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                       55
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

WHO MAY WANT TO INVEST?
Consider investing in this Fund if you are:

o    Investing in long-term goals, such as retirement
o    Seeking long-term capital growth from foreign investments
o Willing to assume the greater risks of share price fluctuations and losses that are typical of an aggressive fund focusing on growth stock instruments
o    Willing to assume the risks of investing in emerging foreign countries

This Fund will not be appropriate for someone:

o    Looking primarily for regular income
o    Seeking to avoid market risk and volatility
o    Seeking safety of principal

The Fund is designed primarily for aggressive investors seeking capital growth over the long term. Those investors should be willing to assume the substantial risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund focusing on stock investment in developing and emerging markets. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing income. Because of its focus on long-term growth, the Fund may be appropriate for some portion of a retirement plan investment for investors with a high risk tolerance. However, the Fund is not a complete investment program.

PERFORMANCE INFORMATION

This Fund is a new Fund for which a full calendar year's performance is not yet available.

FEES AND EXPENSES - AZL OPPENHEIMER DEVELOPING MARKETS FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.
 Management Fee (1)...................................................     1.25%
 Distribution (12b-1) Fees............................................      .25%
 Other Expenses.......................................................      .20%
                                                                        -------
 Total Annual Fund Operating Expenses (1).............................     1.70%
 Fee Waiver (2).......................................................      .05%
                                                                        -------
 Net Annual Fund Operating Expenses (2)...............................     1.65%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .95% for the 12-month period ending April 30, 2007.

(2) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.65% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR          3 YEARS
         ---------------------------
         $168            $531

                                       56
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                        AZL OPPENHEIMER EMERGING GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Oppenheimer Emerging Growth Fund is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.


The Fund invests mainly in common stock of U.S. companies that the Subadviser believes have above-average growth rates. These may be newer companies or established companies of any capitalization range that the Subadviser believes have favorable growth rates. Such companies are often in the early growth ("emerging growth") phase of their business cycle, which is a period typically marked by rapid growth. The Fund focuses on U.S. companies with small and micro cap market capitalizations and may, at times, emphasize particular industries or sectors. The Fund may buy foreign stocks as well, principally of issuers in developed market countries, but this is not a principal investment strategy.


In selecting securities for the Fund, the Subadviser looks for companies with high growth potential using fundamental analysis of a company's financial statements, interviews with management and analysis of the company's operations and product development, as well as the industry of which the issuer is part. The Subadviser also evaluates research on particular industries, market trends and general economic conditions. In seeking broad diversification of the Fund's portfolio, the Subadviser currently searches primarily for stocks of companies having the following characteristics (although these factors may change over time and may vary in different cases):

o Companies in high-growth market sectors and that are leaders within their sectors

o    Companies with management that has a proven ability to handle rapid growth

o    Companies with innovative products or services

o Companies with rapidly accelerating earnings and what the Subadviser believes are sustainable growth rates

The Subadviser may decide to sell a security in its portfolio if the company no longer exhibits one or more of these characteristics (which may change from time to time), or if the Subadviser finds a better investment opportunity. The Fund is not required to sell a small market capitalization security it owns if the market capitalization of that security grows beyond what the Fund considers to be small.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes

                                       57
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.


o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o CAPITALIZATION RISK: Because the Fund invests significantly in small- and micro-cap companies, it has capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies.


o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions and Foreign Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o        Investing for long-term goals, such as retirement
o        Seeking to add an aggressive growth component to your portfolio
o Seeking capital appreciation and are willing to accept the higher volatility associated with investing in small- and micro-cap growth stocks

This Fund will not be appropriate for someone:

o        Seeking safety of principal
o        Investing for the short-term or investing emergency reserves
o        Looking primarily for regular income

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                                       58
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2003: 62.03% 2004: 7.76% 2005: 5.08%]
---------------------------------------------------------


HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


            Highest (Q2, 2003)................................32.47%
            Lowest (Q2, 2005)..................................-7.65%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                           ONE YEAR ENDED            SINCE
                                          INCEPTION      DECEMBER 31, 2005         INCEPTION
                                       ---------------- --------------------- ---------------------
AZL OPPENHEIMER EMERGING GROWTH FUND      5/1/2002             5.08%                 11.37%
                                       ---------------- --------------------- ---------------------
RUSSELL 2000 GROWTH INDEX                                      4.15%                 7.10%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 2000 GROWTH INDEX, AN UNMANAGED INDEX THAT REPRESENTS THE PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


FEES AND EXPENSES - AZL OPPENHEIMER EMERGING GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

 Management Fee.........................................................    .85%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .25%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.35%
 Fee Waiver (1).........................................................    .00%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.35%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

                                       59
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $137              $428             $739              $1,624

                                       60
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                   AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Oppenheimer Emerging Technologies Fund is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund emphasizes investments in common stocks of U.S. and foreign companies expected to benefit in the long-term from emerging technologies. The Fund invests mainly in common stocks of U.S. and foreign technology companies believed by the Subadviser to have significant growth potential. The Fund invests in companies without regard to a specific market capitalization range. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in common stocks that the Subadviser believes will benefit from emerging technology. The Fund will notify shareholders at least 60 days prior to any changes in this policy. The Fund considers an emerging technology to be new technology or a significant improvement or enhancement of existing technology. For these purposes, an emerging technology company is defined as a company using, producing and/or developing emerging technology products, processes and/or services. The Fund may invest a significant amount of its assets in initial public offerings (IPOs) of certain emerging technology companies. The Fund may invest up to 15% of its net assets in illiquid securities and may invest in derivative instruments. The Fund's current focus includes companies involved in:

o        Digital consumer appliances
o        Computer upgrades
o        Defense-related electronics
o        Enterprise and internet system security
o        Medical technology
o        Biotechnology drug development
o        Wireless phone equipment

The types of companies the Subadviser considers to be emerging technology companies can be expected to change over time as developments in technology occur.

The Subadviser uses fundamental analysis, relying on internal and external research and analysis, to look for potentially high-growth emerging technology companies. A growth company or stock is one that is expected by the Subadviser to experience rapid growth from strong sales, strong management and/or dominant market positions.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

                                       61
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o CAPITALIZATION RISK: The Fund may invest in stocks of small-cap companies, and therefore it has capitalization risk. Small-cap companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


o INDUSTRY SECTOR RISK: At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

o RISK OF INVESTING IN TECHNOLOGY COMPANIES: The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund's share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

o INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

o ILLIQUID AND RESTRICTED SECURITIES RISK: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

                                       62
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing in long-term goals, such as retirement
o    Seeking long-term capital appreciation
o Willing to assume the greater risks of share price fluctuations that are typical for an aggressive growth fund focusing on the stocks of emerging technology companies

This Fund will not be appropriate for someone:

o    Needing current income
o    Seeking safety of principal

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002: -41.13% 2003: 41.96% 2004: -4.33% 2005: 0.70%]
-----------------------------------------------------------------------

* Prior to December 8, 2003 this Fund was subadvised by Alliance Capital Management, L.P. and was known as the USAZ AllianceBernstein Technology Fund.

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................18.56%
            Lowest (Q3, 2002).................................-26.82%

                                       63
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND                    11/5/2001               0.70%                 -3.37%
                                                        ---------------------- --------------------- ---------------------
S&P 500 TECHNOLOGY HARDWARE AND EQUIPMENT INDEX                                       -1.28%                2.83%


THE FUND'S PERFORMANCE IS MEASURED AGAINST THE S&P 500 TECHNOLOGY HARDWARE AND EQUIPMENT INDEX, AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF U.S. BASED TECHNOLOGY COMPANIES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


FEES AND EXPENSES - AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

 Management Fee.........................................................    .84%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .26%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.35%
 Fee Waiver (1).........................................................    .00%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.35%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $137              $428             $739              $1,624

                                       64
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                  AZL OPPENHEIMER GLOBAL FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Oppenheimer Global Fund is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Subadviser looks primarily for foreign and U.S. companies with high growth potential. The Subadviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The Subadviser considers overall and relative economic conditions in the U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The Subadviser currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o    Stocks of small, medium and large-cap growth-oriented companies worldwide

o    Companies that stand to benefit from global growth trends

o Businesses with strong competitive positions and high demand for their products or services

o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities


In applying these and other selection criteria, the Subadviser considers the effect of worldwide trends on the growth of various business sectors. The trends currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. The Fund may invest in derivative instruments.


For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

                                       65
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o CAPITALIZATION RISK: Although the Fund invests primarily in mid- and large-cap companies, it may invest in stocks of small-cap companies, and therefore it has capitalization risk. Small-cap companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o CYCLICAL OPPORTUNITIES RISK: The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Subadviser believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o SPECIAL SITUATIONS RISK: Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the Subadviser perceives to be "special situations", such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer's securities. The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations and development of new products and structures are all likely to have a significant impact on financial services companies.




o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing in long-term goals, such as retirement
o    Seeking long-term capital growth from U.S. and foreign investments
o    Willing to assume the risks of short-term share price fluctuations

                                       66
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

This Fund will not be appropriate for someone:

o    Looking primarily for regular income
o    Seeking safety of principal

PERFORMANCE INFORMATION



The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2005: 12.62%]
----------------------------------

HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


            Highest (Q3, 2005)..................................9.07%
            Lowest (Q1, 2005)..................................-3.28%


                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL OPPENHEIMER GLOBAL FUND                                   5/3/2004                12.62%                17.31%
                                                        ---------------------- --------------------- ---------------------
MSCI WORLD INDEX                                                                      9.49%                 14.30%

THE FUND'S PERFORMANCE IS COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX, AN UNMANAGED MARKET CAPITALIZATION-WEIGHTED EQUITY INDEX WHICH MONITORS THE PERFORMANCE OF STOCKS FROM AROUND THE WORLD. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


                                       67
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL OPPENHEIMER GLOBAL FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


 Management Fee (1).....................................................    .90%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .30%
                                                                         -------
 Total Annual Fund Operating Expenses (1)...............................   1.45%
 Fee Waiver (2).........................................................    .06%
                                                                         -------
 Net Annual Fund Operating Expenses (2).................................   1.39%

     (1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .80% for the 12-month period ending April 30, 2007.




     (2) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.39% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $148              $459             $792              $1,735



                                       68
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                    AZL OPPENHEIMER INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Oppenheimer International Growth Fund is long-term capital appreciation. It emphasizes investments in common stocks of foreign companies. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund currently invests mainly in common stocks of growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S. The Fund does not limit its investments to issuers within a specific market capitalization range. At times the Fund may invest a substantial portion of its assets in a particular capitalization range. For example, the Fund currently invests a substantial portion of its assets in stocks issued by small- to mid-sized companies.

The Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Asia, Europe or Latin America. It can invest 100% of its assets in foreign securities. Under normal market conditions:

o As a fundamental policy, the Fund will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the U.S.

o The Fund will emphasize investments in common stocks of issuers that the Manager considers to be "growth" companies.

The Fund can buy securities convertible into common stock and other securities having equity features. The Fund also can use hedging instruments and certain derivative investments to seek capital appreciation or to try to manage investment risks.

In selecting securities for the Fund, the Subadviser evaluates investment opportunities on a company-by-company basis. The Subadviser looks primarily for foreign companies with high growth potential using a "bottom up" investment approach that is, looking at the investment performance of individual stocks before considering the impact of general or industry economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

In seeking diversification of the Fund's portfolio, the Subadviser currently focuses on the factors below, which may vary in particular cases and may change over time. The Subadviser currently searches for:

o Companies that enjoy a strong competitive position and high demand for their products or services.

o    Companies with accelerating earnings growth and cash flow.

o Diversification to help reduce risks of foreign investing, such as currency fluctuations and stock market volatility.

In applying these and other selection criteria, the Subadviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from global trends. The trends currently considered include telecommunications/media expansion, emerging consumer markets, infrastructure development, natural resources, corporate restructuring, capital market development, health care and biotechnology, and efficiency enhancing technologies and services. The Subadviser does not invest a fixed amount of the Fund's assets according to these trends and this strategy and the trends that are considered may change over time. The Subadviser monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

                                       69
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These include risks related to different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o CAPITALIZATION RISK: The Fund currently invests a substantial portion of its assets in small- to mid- cap companies, and therefore it has capitalization risk. Small-cap companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.



o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.


o HEDGING RISK: The Fund can buy and sell futures contracts on broadly-based securities indexes and foreign currencies, put and call options, forward contracts and options on futures and broadly-based securities indexes. These are all referred to as "hedging instruments". The Fund does not use hedging instruments for speculative purposes. The Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective. The Fund might use forward contracts to hedge foreign currency risks when buying and selling securities. It does not currently use other types of hedging extensively. There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the instrument has increased in value above the call price. If the Subadviser used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fall and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.


For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

                                       70
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o    Investing in long-term goals, such as retirement
o    Seeking long-term capital growth from foreign investments
o Willing to assume the greater risks of share price fluctuations that are typical of an aggressive fund focusing on growth stock instruments
o Willing to assume the risks of investing in both emerging and developed foreign countries

This Fund will not be appropriate for someone:

o    Looking primarily for regular income
o    Seeking safety of principal

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC: 2002: -13.90% 2003: 33.77% 2004: 14.48% 2005: 14.18%]
------------------------------------------------------------------------


* Prior to March 8, 2004 this Fund was subadvised by Templeton Investment Counsel, LLC and was known as the USAZ Templeton Developed Markets Fund.

    HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................18.39%
            Lowest (Q3, 2002).................................-19.38%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH FUND                     11/5/2001               14.18%                11.01%
                                                        ---------------------- --------------------- ----------------------
MSCI EAFE INDEX                                                                       13.54%                12.64%


THE FUND'S PERFORMANCE IS COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL, EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX, AN UNMANAGED MARKET CAPITALIZATION-WEIGHTED EQUITY INDEX COMPRISING 20 OF THE 48 COUNTRIES IN THE MSCI UNIVERSE AND REPRESENTING THE DEVELOPED WORLD OUTSIDE OF NORTH AMERICA. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       71
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

FEES AND EXPENSES - AZL OPPENHEIMER INTERNATIONAL GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


 Management Fee..........................................................   .84%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .42%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.51%
 Fee Waiver (1).........................................................    .06%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.45%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS        5 YEARS           10 YEARS
         -----------------------------------------------------------
         $148               $471           $818              $1,796


                                       72
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

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                            AZL OPPENHEIMER MAIN STREET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Oppenheimer Main Street Fund is a high total return. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund invests mainly in common stocks of U.S. companies of different capitalization ranges, currently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for the Fund, the Subadviser uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

o Multi-factor quantitative models: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of "bottom-up" models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

o Fundamental research: The Subadviser uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

o Judgment: The portfolio is then continuously rebalanced by the Subadviser, using the tools described above.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o FOREIGN RISK: Because the Fund may invest in securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These include risks related to different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

o SECURITY QUALITY RISK: The Fund may invest in high yield, high risk, debt securities and unrated securities of similar quality. These lower quality securities have speculative characteristics and are more volatile and are more susceptible to credit risk than investment grade securities. Issuers of high yield bonds also may be

                                       73
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions, Foreign Risk and Derivate Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing in long-term goals, such as retirement
o    Willing to assume the risks of short-term share price fluctuations

This Fund will not be appropriate for someone:

o    Looking primarily for regular income
o    Seeking safety of principal

                                       74
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

PERFORMANCE INFORMATION



The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC: 2005: 5.45%]
--------------------------------


HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q3, 2005)..................................4.01%
            Lowest (Q1, 2005)..................................-2.04%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                    ONE YEAR ENDED       SINCE
                                    INCEPTION     DECEMBER 31, 2005    INCEPTION
                                  -------------- -------------------- ----------
AZL OPPENHEIMER MAIN STREET FUND    5/3/2004            5.45%             8.49%
                                  -------------- -------------------- ----------
S&P 500 STOCK INDEX                                     4.91%             9.44%

THE FUND'S PERFORMANCE IS COMPARED TO THE STANDARD & POOR'S STOCK INDEX ("S&P 500 STOCK INDEX"). THE S&P 500 STOCK INDEX CONSISTS OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE. THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


                                       75
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL OPPENHEIMER MAIN STREET FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


 Management Fee (1).....................................................    .80%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .23%
                                                                         -------
 Total Annual Fund Operating Expenses (1)...............................   1.28%
 Fee Waiver (2).........................................................    .08%
                                                                         -------
 Net Annual Fund Operating Expenses (2).................................   1.20%




(1) The Manager and the Fund Have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .75% for the 12-month period ending April 30, 2007.

(2) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE


Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122              $398             $695              $1,538


                                       76
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

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY            AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES



The investment objective of the AZL PIMCO Fundamental IndexPLUS Total Return Fund is to exceed the total return of the S&P 500 Index by investing under normal circumstances substantially all of its assets in derivative instruments based on the Research Affiliates Fundamental 1000 Index ("RA Fundamental 1000 Index"), backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures, and swaps. The Fund uses RA Fundamental 1000 Index derivatives in addition to or in place of the stocks included in the RA Fundamental 1000 Index to attempt to equal or exceed the performance of the S&P 500. The values of RA Fundamental 1000 Index derivatives closely track changes in the value of the index. However, RA Fundamental 1000 Index derivatives may be purchased with a fraction of the Fund's assets that would be needed to purchase the equity securities directly; consequently, the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration that normally varies within a range of one to six years based on PIMCO's forecast for interest rates.

The RA Fundamental 1000 Index is composed of the 1000 largest publicly traded U.S. companies. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the RA Fundamental 1000 Index is weighted by a combination of normalized sales, normalized cash flow, book values, and, if applicable, normalized dividends. The RA Fundamental 1000 Index was created by Research Affiliates LLC and is based upon a proprietary fundamental indexation concept. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks that are overvalued, and underweight stocks that are undervalued. Indexes based on fundamental factors, such as the RA Fundamental 1000 Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. PIMCO, as investment adviser to the Fund, has entered into a licensing agreement with Research Affiliates to provide the composition and weighting of the stocks in the RA Fundamental 1000 Index to PIMCO for purposes of managing the Fund. The Fund seeks to remain invested in RA Fundamental 1000 Index derivatives or RA Fundamental 1000 Index stocks even when the Index is declining.

For purposes of the Fund, "Fixed Income Instruments" includes:

o Securities issued or guaranteed by the U.S. government, and securities issued by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;
o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o    Mortgage-backed and other asset-backed securities;
o    Inflation-indexed bonds issued both by governments and corporations;
o Structured notes, including hybrid or "indexed" securities, event-linked bond and loan participations;
o    Delayed funding loans and revolving credit facilities;
o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;
o    Repurchase agreements and reverse repurchase agreements;
o Dept securities issued by states or local governments, and their agencies, authorities, and other government-sponsored enterprises;
o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and
o    Obligations of international agencies or supranational entities.

The Fund typically will seek to gain exposure to the RA Fundamental 1000 Index by investing in total return index swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on the Index from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Because the RA Fundamental 1000 Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of the RA Fundamental 1000 Index.

Though the Fund does not normally invest directly in RA Fundamental 1000 Index securities, when RA Fundamental 1000 Index derivatives appear to be overvalued relative to the Index, the Fund may invest all of its assets in a "basket" of RA Fundamental 1000 Index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every RA Fundamental 1000 Index stock and the return on the

                                       77
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

Index itself. PIMCO employs fundamental analysis of factors such as earnings and earnings growth, price to earnings ration, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. The Fund also may invest in exchange traded funds, such as Standard & Poor's Depositary Receipts (SPDRs).

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.



PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:


o MARKET RISK: The values of securities fluctuate in response to the activities of individual companies and general stock market conditions. Prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.



o ISSUER RISK: The value of a security may decline for a number of reasons that are related directly to the issuer, such as management performance, financial leverage, and reduced demand for the issuers' goods or services.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.




o HIGH YIELD RISK: Funds that invest in high yield securities and unrated securities of similar credit quality (common known as "junk bonds") may be subject to greater levels of interest rate, credit, and liquidity risk than funds that do no invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment.




o LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. A fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.




o DERIVATIVE INSTRUMENTS RISK: The Fund invests in derivative instruments such as futures, options, options on futures, and swap agreements. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase

                                       78
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.




o MORTGAGE RISK: A fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.


o FOREIGN RISK: Because the Fund may invest in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include risks related to different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies.


o CURRENCY RISK: Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedging position, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short period of time for a number of reason, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investment in foreign currency-denominated securities may reduce the returns of the Fund.

o LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Subadviser will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

o MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment portfolio. Each of the Subadviser's individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

o INDEX RISK: Because the Fund invests in derivatives that are linked to the performance of the RA Fundamental 1000 Index, it will be subject to the risks associated with changes in that index. If the RA Fundamental 1000 Index changes, the Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                       79
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

WHO MAY WANT TO INVEST?


Consider investing in this Fund if you are:

o    Seeking to grow your capital over the long-term
o    Seeking current income
o    Able to withstand volatility in the value of the shares of the Fund
o Looking for a fund that invests in income-producing equity instruments and debt securities and seeks to outperform broad market indexes


This Fund will not be appropriate for someone:


o    Seeking a short-term investment
o    Investing in emergency reserves


PERFORMANCE INFORMATION


This Fund is a new Fund for which a full calendar year's performance is not yet available.


FEES AND EXPENSES - AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

    Management Fee......................................................   .75%
    Distribution (12b-1) Fees...........................................   .25%
    Other Expenses......................................................   .20%
                                                                         ------
    Total Annual Fund Operating Expenses................................  1.20%
    Fee Waiver (1)......................................................   .00%
                                                                         ------
    Net Annual Fund Operating Expenses (1)..............................  1.20%


(1) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR         3 YEARS
       --------------------------
         $122           $381


                                       80
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

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                   AZL SALOMON BROTHERS LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Salomon Brothers Large Cap Growth Fund is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.


The Fund invests primarily in equity securities of U.S. large capitalization issuers. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in these securities and related investments. The Fund will provide notice to shareholders at least 60 days prior to any changes in this policy. The Fund considers large capitalization issuers to be issuers that, at the time of purchase, have market capitalizations similar to companies in the Russell 1000 Index.


The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks. The Fund may invest up to 15% of its assets in securities of foreign issuers.

The Subadviser seeks to create a diversified portfolio of well-established large capitalization companies with a proven track record of consistent, above average earnings and revenue growth, and an effective management team committed to these goals. The Subadviser incorporates quantitative analysis, multi-factor screens and models, as well as fundamental stock research to identify high quality, large companies that exhibit the potential for sustainable growth. In selecting individual companies for investment, the manager screens companies on the following factors:

o    Earnings per share growth
o    Earnings per share growth consistency
o    Sales growth
o    Return on shareholder equity
o    Strength of balance sheet

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as risks related to different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investment in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


                                       81
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o CAPITALIZATION RISK: To the extent the Fund Invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.


o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.



For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o    Seeking capital growth over the long term
o Looking for potentially greater return but higher risk than fixed income investments

This Fund will not be appropriate for someone:

o    Seeking safety of principal
o    Investing primarily for the short term or investing emergency reserves

                                       82
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2003: 24.39% 2004: 4.37% 2005: 9.70%]
-----------------------------------------------------------

* Prior to April 4, 2005 this Fund was subadvised by AIM Capital Management, Inc. and was known as the USAZ AIM Blue Chip Fund. It is anticipated that the Fund will continue to operate with substantially similar investment objectives and strategies.

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)


            Highest (Q2, 2003)................................12.34%
            Lowest (Q1, 2005)..................................-3.43%


                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH FUND                    5/1/2002                9.70%                 3.94%
                                                        ---------------------- --------------------- ---------------------
RUSSELL 1000 GROWTH INDEX                                                             5.26%                 4.38%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF INDIVIDUAL SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       83
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL SALOMON BROTHERS LARGE CAP GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


 Management Fee.........................................................    .80%
 Distribution (12b-1) Fees..............................................    .25%
 Other Expenses.........................................................    .16%
                                                                         -------
 Total Annual Fund Operating Expenses...................................   1.21%
 Fee Waiver (1).........................................................    .01%
                                                                         -------
 Net Annual Fund Operating Expenses (1).................................   1.20%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122              $383             $664              $1,465


                                       84
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                   AZL SALOMON BROTHERS SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Salomon Brothers Small Cap Growth Fund is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and related investments of companies with small market capitalizations. Small cap companies may present the risk that they will become illiquid. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. For the purposes of the 80% policy, small capitalization companies are considered to be companies with market capitalization values not exceeding (i) $3 billion or
(ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund are still considered to be securities of small capitalization companies for purposes of the Fund's 80% investment policy.


The Fund is managed by a team of portfolio managers, with each member of the team focusing on a different industry sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of the following:

o    Superior management teams
o    Good prospects for growth
o    Predictable, growing demand for their products or services
o Dominant positions in a niche market or customers who are very large companies
o    Cyclical recovery potential
o    Strong or improving financial conditions


In addition, the Fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers including foreign markets. The Fund may continue to hold securities of issuers that become mid-cap or large-cap issuers if, in the Subadviser's opinion, these securities remain good investments for the Fund. The Fund may invest up to 20% of its assets in non-convertible bonds, notes, and other debt securities when the Subadviser believes that their total return potential equals or exceeds the potential return of equity securities. The Fund may invest up to 20% of its total assets in equity securities of foreign issuers.


The Subadviser generally uses a "bottom-up" approach when selecting securities for the Fund. This means that the Subadviser looks primarily at individual companies against the context of broader market forces.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

                                       85
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o CAPITALIZATION RISK: Because the Fund invests significantly in small-cap companies, it has capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.


o ILLIQUID AND RESTRICTED SECURITIES: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.


o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.


o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

o CALL RISK: If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as risks related to different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investment in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance.

For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                       86
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing for long-term goals, such as retirement
o    Seeking long-term growth of capital
o Willing to accept the risk of investing in smaller capitalization stocks for the potential reward of greater capital

This Fund will not be appropriate for someone:

o    Seeking to avoid market risk and volatility
o Unwilling to accept the greater risks associated with small capitalization companies
o    Investing for the short-term or investing emergency reserves

PERFORMANCE INFORMATION

This Fund is a new Fund for which a full calendar year's performance is not yet available.

FEES AND EXPENSES - AZL SALOMON BROTHERS SMALL CAP GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee..........................................    .85%
         Distribution (12b-1) Fees...............................    .25%
         Other Expenses..........................................    .25%
                                                                  -------
         Total Annual Fund Operating Expenses....................   1.35%
         Fee Waiver (1)..........................................    .00%
                                                                  -------
         Net Annual Fund Operating Expenses (1)..................   1.35%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $137               $428             $739              $1,624


                                       87
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                        AZL VAN KAMPEN AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Aggressive Growth Fund is capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval.

In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund's Subadviser believes have an above-average potential for capital growth.

In selecting securities for investment, the Fund focuses primarily on equity securities of small and medium-sized companies, although the Fund may invest its assets in securities of large-sized companies that the Subadviser believes have an above-average potential for capital growth. Under current market conditions, the Fund's Subadviser generally defines small- and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Russell MidCap Growth Index.

The Fund's primary approach is to seek what the Fund's Subadviser believes to be attractive growth opportunities on an individual company basis. The Fund's Subadviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund focuses on those companies that exhibit rising earnings expectations or rising valuations. In selecting securities for investment, the Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

The Fund generally sells securities when earnings expectations or valuations flatten or decline. Other factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks

                                       88
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o CAPITALIZATION RISK: To the extent the Fund invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as risks related to different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o    Investing for long-term goals, such as retirement
o    Seeking to add an aggressive growth component to your portfolio
o Seeking capital appreciation and are willing to accept the higher volatility associated with investing in small- and mid-cap growth stocks

This Fund will not be appropriate for someone:

o    Seeking safety of principal
o    Investing for the short-term or investing emergency reserves
o    Looking primarily for regular income

                                       89
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002:32.35%   2003:37.59%   2004:14.32%   2005:10.95%]
--------------------------------------------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................18.25%
            Lowest (Q3, 2002).................................-15.12%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH FUND                         5/1/2001                10.95%                -0.95%


                                                        ---------------------- --------------------- ---------------------
RUSSELL MIDCAP GROWTH INDEX                                                           12.10%                4.45%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX, AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF INDIVIDUAL SECURITIES FOUND IN THE RUSSELL MIDCAP UNIVERSE WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       90
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN AGGRESSIVE GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee (1).......................................  .90%
         Distribution (12b-1) Fees................................  .25%
         Other Expenses...........................................  .18%
                                                                   -----
         Total Annual Fund Operating Expenses (1)................. 1.33%
         Fee Waiver (2)...........................................  .03%
                                                                   -----
         Net Annual Fund Operating Expenses (2)................... 1.30%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .80% on the first $100 million of assets, .75% on the next $150 million of assets and .80% on the next $250 million of assets.


(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $132              $418             $726              $1,599


                                       91
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                AZL VAN KAMPEN COMSTOCK FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Comstock Fund is to seek capital growth and income through investing in equity securities, including common stocks, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval.

In pursuit of its objective, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks. In selecting securities for investment, the Fund focuses primarily on the security's potential for capital growth and income.

The Fund emphasizes a "value" style of investing in seeking well-established, undervalued companies. The Fund's Subadviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium- or large-capitalization companies.


The Fund may dispose of a security whenever, in the opinion of the Fund's Subadviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, change in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase or sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics that might lead to improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: To the extent the Fund Invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In

                                       92
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investments in developed countries.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.


WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o    Seeking capital growth and income over the long term
o    Investing for long-term goals, such as retirement
o    Seeking to add a value stock component to your portfolio
o    Can withstand volatility in the value of their investment

This Fund will not be appropriate for someone:

o    Seeking safety of principal
o    Investing for the short-term or investing emergency reserves
o    Looking primarily for regular income

                                       93
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2002: -19.87%   2003: 30.53%   2004: 17.12%   2005: 3.92%]
--------------------------------------------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................17.73%
            Lowest (Q3, 2002).................................-18.94%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN COMSTOCK FUND                                  5/1/2001                3.92%                 4.01%
                                                        ---------------------- --------------------- ---------------------
RUSSELL 1000 VALUE INDEX                                                              7.05%                 5.95%
                                                        ---------------------- --------------------- ---------------------


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED BY THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

                                       94
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN COMSTOCK FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee (1).......................................    .74%
         Distribution (12b-1) Fees................................    .25%
         Other Expenses...........................................    .20%
                                                                   -------
         Total Annual Fund Operating Expenses (1).................   1.19%
         Fee Waiver (2)...........................................    .00%
                                                                   -------
         Net Annual Fund Operating Expenses (2)...................   1.19%

(1) The Manager and the fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .75% on the first $100 million of assets, .70% on assets from $100 million to $500 million and .65% on assets over $500 million

(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $121              $378             $654              $1,443


                                       95
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                         AZL VAN KAMPEN EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Emerging Growth Fund is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks of emerging growth companies. The Fund may invest up to 25% of its total assets in foreign securities (not including ADRs, American Depositary Shares ("ADSs"), or U.S. dollar-denominated securities of foreign issuers but including emerging market securities). The Fund may invest in real estate investment trusts (REITs) and may also use derivative instruments, such as options and futures.

The Subadviser will consider selling securities when it determines that such securities would no longer meet its criteria for purchase or when alternative investments become more attractive.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REIT's) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

                                       96
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o    Investing for long-term goals, such as retirement
o Seeking long-term capital appreciation and willing to accept higher volatility associated with investing in growth stocks

This Fund will not be appropriate for someone:

o    Seeking safety of principal
o    Investing for the short-term or investing emergency reserves
o    Looking primarily for regular income

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002: -32.32% 2003: 26.60% 2004: 6.84% 2005: 7.23%]
------------------------------------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................12.64%
            Lowest (Q3, 2002).................................-14.99%

                                       97
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN EMERGING GROWTH FUND                           5/1/2001                7.23%                 -2.11%
                                                        ---------------------- --------------------- ---------------------
RUSSELL 1000 GROWTH INDEX                                                             5.26%                 -1.43%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF INDIVIDUAL SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH HIGHER PRICE-TO-BOOK AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.


FEES AND EXPENSES - AZL VAN KAMPEN EMERGING GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee (1)...........................................    .85%
         Distribution (12b-1) Fees....................................    .25%
         Other Expenses...............................................    .17%
                                                                       -------
         Total Annual Fund Operating Expenses (1).....................   1.27%
         Fee Waiver (2)...............................................    .07%
                                                                       -------
         Net Annual Fund Operating Expenses (2).......................   1.20%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .75% for the 12-month period ending April 30, 2007.


(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR           3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122              $396             $690              $1,528


                                       98
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                      AZL VAN KAMPEN EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


The investment objective of the AZL Van Kampen Equity and Income Fund is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. The Fund's objective may be changed by the Trustees of the Fund without shareholder approval.


Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Subadviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities.


The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Fund's Subadviser believes offer the potential for income with safety of principal and long-term growth of capital. At times, the Subadviser may emphasize certain sectors. Portfolio securities are typically sold when the assessments of the Fund's Subadviser of the income or growth potential of such securities materially change.

The Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs") and up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may invest in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, may present greater risk than investing in foreign issuers generally.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.


o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives

                                       99
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.


o INCOME RISK: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

o CALL RISK: If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.


o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations and development of new products and structures are all likely to have a significant impact on financial services companies.




o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REIT's) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Seeking a high level of income
o    Seeking to grow your capital over the long-term
o    Able to withstand volatility in the value of the shares of the Fund
o Looking for a fund that emphasizes a value style of investing and invests primarily in income-producing equity instruments and debt securities

This Fund will not be appropriate for someone:

o    Seeking a short-term investment
o    Investing in emergency reserves

                                       100
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION



The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2005: 6.75%]
---------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q3, 2005)..................................4.37%
            Lowest (Q1, 2005)..................................-1.01%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                    ONE YEAR ENDED           SINCE
                                                                  INCEPTION        DECEMBER 31, 2005       INCEPTION
                                                             -------------------- -------------------- -------------------
AZL VAN KAMPEN EQUITY AND INCOME FUND                             5/3/2004               6.75%               9.61%
                                                             -------------------- -------------------- -------------------
RUSSELL 1000 VALUE INDEX                                                                 7.05%               13.82%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       101
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN EQUITY AND INCOME FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee (1)............................................    .75%
         Distribution (12b-1) Fees.....................................    .25%
         Other Expenses................................................    .19%
                                                                        -------
         Total Annual Fund Operating Expenses (1)......................   1.19%
         Fee Waiver (2)................................................    .00%
                                                                        -------
         Net Annual Fund Operating Expenses (2)........................   1.19%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .70% for the 12-month period ending April 30, 2007.

(2) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $121              $378             $654              $1,443


                                       102
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                        AZL VAN KAMPEN GLOBAL FRANCHISE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Global Franchise Fund is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Fund's Subadviser emphasizes individual stock selection and seeks to identify securities of issuers located throughout the world, including both developed and emerging market countries, that meet its investment criteria. Under normal market conditions, the Subadviser invests at least 65% of its total assets in securities of issuers from at least three different countries, which may include the United States.

The Subadviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management, and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Fund is based on the Subadviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Subadviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Subadviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies and but will invest less than 25% in any one industry. The Subadviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment may improve the Fund's valuation and/or quality.

The Subadviser may invest in certain derivative instruments, such as options, futures, options on futures and currency related transactions, and may use certain techniques, such as hedging, to manage the risks of investing in foreign and emerging markets. However, the Subadviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that

                                       103
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: To the extent the Fund invests significantly in mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.



o FOCUSED INVESTMENT RISK: Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.




For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o        Seeking capital appreciation over the long-term
o        Are not seeking current income from your investment
o Are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market countries
o        Can withstand the volatility in the value of your shares in the Fund
o        Investing for long-term goals, such as retirement

This Fund will not be appropriate for someone:
o        Seeking safety of principal
o        Investing for the short-term or investing emergency reserves
o        Looking primarily for regular income

                                       104
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC: 2004: 12.21% 2005: 11.64%]
----------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q4, 2004)..................................3.66%
            Lowest (Q1, 2004)..................................-2.40%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN GLOBAL FRANCHISE FUND                          5/1/2003                11.64%                17.91%
                                                        ---------------------- --------------------- ---------------------
MSCI WORLD INDEX                                                                      9.49%                 19.69%


THE FUND'S PERFORMANCE IS COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX, AN UNMANAGED MARKET CAPITALIZATION-WEIGHTED EQUITY INDEX WHICH MONITORS THE PERFORMANCE OF STOCKS FROM AROUND THE WORLD. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       105
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN GLOBAL FRANCHISE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee...........................................    .95%
         Distribution (12b-1) Fees................................    .25%
         Other Expenses...........................................    .23%
                                                                   -------
         Total Annual Fund Operating Expenses.....................   1.43%
         Fee Waiver (1)...........................................    .04%
                                                                   -------
         Net Annual Fund Operating Expenses (1)...................   1.39%


(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.39% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $146              $452             $782              $1,713


                                       106
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                       AZL VAN KAMPEN GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Global Real Estate Fund is to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), real estate investment trusts (REITs) and similar entities established outside the U.S. (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Subadviser's approach emphasizes a bottom-up stock selection with a top-down country allocation overlay.

The Subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household information and income). The Subadviser employs a value-driven approach to bottom-up security selection, which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the Subadviser considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. The Subadviser generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investment in equity securities generally is affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The industry may be more volatile and may not fluctuate in tandem with overall changes in the stock markets. Investments in fixed income or debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The prices of fixed income or debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

o REAL ESTATE INVESTMENT RISK: Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these

                                       107
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as risks related to different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investment in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o NON-DIVERSIFICATION RISK: The Fund is a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

For more information about Foreign and Emerging Markets Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

In light of the Fund's investment objectives and principal investment strategies, the Fund may be appropriate for investors who:

o    Seek to grow their capital over the long-term
o Are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry
o    Can withstand volatility in the value of their shares of the Fund
o Wish to add to their investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

PERFORMANCE INFORMATION

This Fund is a new Fund for which a full calendar year's performance is not yet available.

                                       108
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN GLOBAL REAL ESTATE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

         Management Fee..............................................    .90%
         Distribution (12b-1) Fees...................................    .25%
         Other Expenses..............................................    .20%
                                                                     --------
         Total Annual Fund Operating Expenses........................   1.35%
         Fee Waiver (1)..............................................    .00%
                                                                     --------
         Net Annual Fund Operating Expenses (1)......................   1.35%

     (1) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS
         -----------------------------------
         $137               $428

                                       109
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                        AZL VAN KAMPEN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Growth and Income Fund is income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 65% of its total assets in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by S&P or by Moody's.

In selecting securities for investment the Fund will focus primarily on the security's potential for income and capital growth. The Fund's Subadviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Fund's Subadviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Fund may invest in securities of small- or medium-sized companies.


The Fund may dispose of a security whenever, in the opinion of the Fund's Subadviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs") and up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectiveS.


o CAPITALIZATION RISK: To the extent the Fund Invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.


o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.


                                       110
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.



o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REIT's) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o        Investing for long-term goals, such as retirement
o        Seeking income and growth of capital
o Pursuing a balanced approach to investments in both growth and income producing securities

This Fund will not be appropriate for someone:

o        Pursuing an aggressive high growth investment strategy
o        Seeking a stable share price
o        Investing emergency reserves

                                       111
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return
[BAR CHART GRAPHIC - 2002: -14.71% 2003: 27.46% 2004: 13.82% 2005: 9.24%]
-------------------------------------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................15.92%
            Lowest (Q3, 2002).................................-17.75%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN GROWTH AND INCOME FUND                         5/1/2001                9.24%                 6.11%
                                                        ---------------------- --------------------- ---------------------
RUSSELL 1000 VALUE INDEX                                                              7.05%                 5.95%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       112
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN GROWTH & INCOME FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee (1)..........................................    .76%
         Distribution (12b-1) Fees...................................    .25%
         Other Expenses..............................................    .19%
                                                                      -------
         Total Annual Fund Operating Expenses (1)....................   1.20%
         Fee Waiver (2)..............................................    .00%
                                                                      -------
         Net Annual Fund Operating Expenses (2)......................   1.20%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .675% on the first $100 million of assets and .65% on assets over $100 million for the 12-month period ending April 30, 2007.

(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122              $381             $660              $1,455


                                       113
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                           AZL VAN KAMPEN MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Mid Cap Growth Fund is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks and other equity securities of mid capitalization growth companies. The Fund may also invest in preferred stocks and securities convertible into common stocks or other equity securities. The Fund will provide notice to shareholders at least 60 days prior to any change in this mid capitalization policy.



The Fund seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Fund typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Fund generally considers selling an investment when it determines the company no longer satisfies its investment criteria.


The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes. In addition, the Fund may enter into various currency transactions, such as currency forward contracts and currency futures contracts.


The Fund may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts.


For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o CAPITALIZATION RISK: To the extent the Fund invests significantly in mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investments in developed countries.

                                       114
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

o        Seeking capital growth over the long-term
o        Not seeking current income from their investment
o Able to withstand substantial volatility in the value of their shares of the Fund
o Wishing to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities

This Fund will not be appropriate for someone:

o        Seeking safety of principal
o        Investing for the short-term or investing emergency reserves
o        Looking primarily for regular income

                                       115
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION *

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2002: -24.25% 2003:28.43% 2004: 21.23% 2005: 17.54%]
-------------------------------------------------------------------------


* Prior to April 29, 2005 this Fund was known as the USAZ Van Kampen Growth
Fund.


     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................13.46%
            Lowest (Q3, 2002).................................-15.72%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN MID CAP GROWTH FUND                            5/1/2001                17.54%                6.34%
                                                        ---------------------- --------------------- ---------------------
RUSSELL MIDCAP GROWTH INDEX                                                           12.10%                4.45%


THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX, AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE INDIVIDUAL SECURITIES FOUND IN THE RUSSELL MIDCAP UNIVERSE WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       116
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN MID CAP GROWTH FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.


         Management Fee (1)........................................   .83%
         Distribution (12b-1) Fees.................................   .25%
         Other Expenses............................................   .22%
                                                                    -------
         Total Annual Fund Operating Expenses (1)..................  1.30%
         Fee Waiver (2)............................................   .00%
                                                                    -------
         Net Annual Fund Operating Expenses (2)....................  1.30%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .80% on the first $100 million of assets and .75% on assets above $100 million for the 12-month period ending April 30, 2007.

(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.


Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.


         1 YEAR      3 YEARS      5 YEARS          10 YEARS
         ----------------------------------------------------
         $132         $412         $713            $1,568


                                       117
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------
Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment among the Funds. The Funds have the flexibility to make portfolio investments and engage in other investment techniques that are in addition to the principal strategies discussed in this prospectus. More information on the Funds' investment strategies and risks may be found in the Statement of Additional Information (see back cover).

Unless otherwise indicated, any percentage limitation on a Fund's holdings which is set forth in the Risk/Return Summaries above is applied only when securities of the kind in question are purchased.

In addition to the information about the Funds in the Risk/Return Summaries, investors should consider the following information about the Funds:

                          TEMPORARY DEFENSIVE POSITIONS

In order to meet liquidity needs or for temporary defensive purposes, each Fund may hold investments, including uninvested cash reserves, that are not part of its main investment strategy. Each of the Funds, except the Money Market Fund, may invest for temporary defensive purposes up to 100% of its total assets in money market instruments, including short-term debt securities issued by the U.S. Government and its agencies and instrumentalities, domestic bank obligations, commercial paper or in repurchase agreements secured by bank instruments (with regard to Funds that invest in foreign securities, such investments may include those of foreign governments and companies). In addition, each Fund may hold equity securities which in the Subadviser's opinion are more conservative than the types of securities in which the Fund typically invests. To the extent the Funds are engaged in temporary or defensive investments, a Fund may not achieve its investment objective.

                               PORTFOLIO TURNOVER


Certain of the Funds engage in short-term trading and have portfolio turnover rates in excess of 100%. While other Funds do not normally engage in short-term trading, in some cases in response to market conditions, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may adversely affect the Fund's performance. For further information on the portfolio turnover rates of the Funds, see the section of the prospectus entitled "Financial Highlights."



                        FOREIGN AND EMERGING MARKETS RISK

The Funds which can invest in securities of foreign issuers may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include:

o the lack of, or less stringent, uniform accounting, auditing and financial reporting standards;

o    changes in currency exchange rates;

o nationalization, confiscation, difficulties enforcing contracts or foreign withholding taxes;

o political instability and diplomatic developments that could adversely affect a Fund's investments;

o less government oversight of foreign stock exchanges, brokers and listed companies;

o less liquidity due to lower trading volumes of foreign markets, which may increase price volatility;

o foreign trading practices (including higher trading commissions, higher custodial charges and delayed settlements);

o    less publicly available information about foreign companies; and

o negative effect on the value of a Fund's investments due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

In addition, those Funds which can invest in foreign emerging markets are subject to greater risk than those affecting foreign issuers generally. Emerging market countries often have political, legal and economic systems

                                       118
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 that are less developed and less stable than those of more developed nations, making such investments less liquid and more volatile.

                           DERIVATIVE INSTRUMENTS RISK

As indicated in the "Risk/Return Summary" and in the table above, some of the Funds are permitted to invest in certain "derivative" instruments. The value of these instruments depends on (or is derived from) the value of an underlying instrument, index or asset. Options, futures and options on futures are examples of derivative instruments.

These derivative instruments are subject to risks not associated with direct investments in the underlying instruments, indexes or assets upon which they are based. These risks include:

o imperfect correlation between the values of the derivative instruments and the underlying instrument, index or asset;

o    risks of default of the other party to certain derivative transactions;

o risks that derivative transactions may result in losses that partially or completely offset gains in portfolio positions; and

o    risks that derivative transactions may not be liquid.

                                       119
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

                                   THE MANAGER


Allianz Life Advisers, LLC (previously USAllianz Advisers, LLC) serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed portfolio management agreements with various Subadvisers for portfolio management functions for certain Funds. The Subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the Subadvisers for their services as provided in the portfolio management agreements. A discussion of the Board of Trustees' basis for approving the Funds' Investment Management Agreement with the Manager and the Portfolio Management Agreements with the subadvisers is available in the Funds' Annual Reports for the year ended December 31, 2005.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager does not provide investment advice with regard to selection of individual portfolio securities, but rather evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees. The Manager currently acts as Manager of all of the Funds of the Trust, which as of December 31, 2005, had aggregate assets of $4.689 billion. The Manager monitors and reviews the activities of each of the Subadvisers. In addition, the Manager constantly evaluates possible additional or alternative Subadvisers for the Trust. The Manager currently does not have any clients other than the Trust.


The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

                                 THE SUBADVISERS


AIM FUNDS:                            AIM BASIC VALUE AND INTERNATIONAL EQUITY
SUBADVISER:                           A I M Capital Management, Inc. ("AIM"), is located at 11 Greenway Plaza, Suite 100, Houston,
                                      Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1986 and advises together with its affiliates, over 200 investment portfolios. Assets under management by AIM and its affiliate as of December 31, 2005 were $149 billion.

DAVIS FUND:                           DAVIS NY VENTURE
SUBADVISER:                           Davis Selected Advisers, L.P. ("Davis"), is located at 2949 East Elvira Road, Suite
                                      101, Tucson, Arizona 85706. Davis is controlled by its general partner, Davis
                                      Investments, LLC. Davis Investments, LLC is a holding company with no business operations. Davis Investments, LLC is controlled by Christopher Davis as sole member. Christopher Davis' principal business over the last five years has been portfolio manager. Davis has been providing investment advice since 1969. As of December 31, 2005, Davis managed $72 billion in assets.

DREYFUS FUND:                         PREMIER SMALL CAP VALUE
SUBADVISER:                           The Dreyfus Corporation ("Dreyfus") is located at 200 Park Avenue, New York, NY
                                      10166. Founded in 1947, Dreyfus manages approximately $170 billion in over 200 mutual fund portfolios as of December 31,  2005. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company.
                                      Headquartered in Pittsburgh, Mellon offers a comprehensive array of banking services for individuals and corporations and is  one of the world's leading providers of asset management, trust, custody and benefits consulting services.


DREYFUS FOUNDERS FUND:                FOUNDERS EQUITY GROWTH
SUBADVISER:                           Founders Asset Management LLC ("Founders") is a wholly-owned subsidiary of Dreyfus
                                      Service Corporation, which is a wholly-owned subsidiary of Dreyfus. The
                                      Founders corporate offices are located at 210 University Boulevard, Suite 800,
                                      Denver, Colorado 80206. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or subadviser to a number of other investment companies.

FRANKLIN FUND:                        SMALL CAP VALUE
SUBADVISER:                           Franklin Advisory Services, LLC ("Franklin"), One Parker Plaza, Ninth
                                      Floor, Fort Lee, New Jersey 07024, is the Fund's investment Subadviser, and was

                                       120
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                                      founded in 1947. Together, as of January 31, 2006, Franklin and its affiliates had over $483 billion in assets under  management.

JENNISON FUNDS:                       20/20 FOCUS AND GROWTH Jennison Associates
SUBADVISER:                           LLC ("Jennison"), 466 Lexington Avenue,  New York, New York 10017, is a
                                      Delaware Limited Liability Company and has  been in the investment advisory business since 1969 (includes its predecessor,  Jennison Associates Capital Corp.).
                                      Jennison is a direct, wholly owned subsidiary of Prudential Investment
                                      Management, Inc., which is a direct, wholly owned subsidiary of Prudential
                                      Asset Management Holding Company, which is in turn a wholly owned subsidiary of
                                      Prudential Financial, Inc. As of December  31, 2005, Jennison managed in excess of
                                      $72 billion in assets.

LEGG MASON FUNDS:                     GROWTH AND VALUE
SUBADVISER:                           Legg Mason Capital Management, Inc.  ("LMCM") is located at 100 Light
                                      Street, Baltimore, MD 21202, and was founded in 1982. As of December 31, 2005,
                                      LMCM, together with its sister companies Legg Mason Funds Management, Inc., and LMM
                                      LLC, had aggregate assets under management of approximately $60 billion.

MONEY MARKET FUND:                    MONEY MARKET:
SUBADVISER:                           Prudential Investment Management, Inc. ("PIM") is located at Two Gateway Plaza Center, Newark,
                                      New Jersey, 07102. PIM is a direct, wholly owned subsidiary of Prudential Asset Management
                                      Holding Company, which in turn is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005 PIM's assets under management were $367 billion.



NEUBERGER BERMAN FUND:                REGENCY
SUBADVISER:                           Neuberger Berman Management Inc. ("Neuberger Berman") is located at 605 Third Avenue 2nd
                                      Floor, New York, NY 10158-0180. Pursuant to an investment advisory agreement, Neuberger Berman is responsible for choosing the Fund's investments and handling its day-to-day business.
                                      Neuberger Berman carries out its duties subject to the policies established by the Board of
                                      Trustees. The investment advisory agreement establishes the fees the Fund pays to Neuberger
                                      Berman for its services as the Fund's investment manager and the expenses paid directly by the
                                      Fund. Together,  the Neuberger Berman affiliates manage $107 billion in total assets as of
                                      December 31, 2005, and continue an asset management history that began in 1939.

OCC FUNDS:                            RENAISSANCE AND VALUE
SUBADVISER:                           Oppenheimer Capital LLC ("OCC") is a wholly-owned subsidiary of Allianz Global Investors
                                      Holdings LLC, which is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities
                                      LLC. Allianz Global Investors U.S. Equities LLC is a wholly-owned subsidiary of Allianz Global
                                      Investors of America L.P. OCC is a Delaware limited liability company and is a registered investment adviser under the Advisers Act. Its principal place of business is 1345 Avenue of the Americas, 48th Floor, New York, New York 10105. As of December 31, 2005, OCC had aggregate assets under management of approximately $26 billion. OCC is affiliated with the Manager.


OPPENHEIMER FUNDS:                    DEVELOPING MARKETS, EMERGING GROWTH, EMERGING TECHNOLOGIES, GLOBAL, INTERNATIONAL GROWTH AND
SUBADVISER:                           MAIN STREET
                                      OppenheimerFunds, Inc. ("OFI") is located at Two World Financial Center, 225 Liberty St., 11th
                                      Floor, New York, NY 10281. OFI has been an investment advisor since January 1960. OFI is one of the largest and most respected mutual fund companies in the U.S., with more than $200 billion in assets under management as of December 31, 2005.


PIMCO FUND:                           FUNDAMENTAL INDEXPLUS TOTAL RETURN
SUBADVISER:                           PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized
                                      in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual


                                       121
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                                      funds. As of December 31, 2005, PIMCO had approximately $594 billion in assets under management.


SALOMON BROTHERS FUNDS:               LARGE CAP GROWTH AND SMALL CAP GROWTH
SUBADVISER:                           Salomon Brothers Asset Management Inc (SaBAM) was established in 1987 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.  As of
                                      December 31, 2005, SaBAM had $89 billion in assets under management. The principal address of
                                      SaBAM is 399 Park Avenue, New York, NY 10022. SaBAM is a wholly owned subsidiary of Legg Mason
                                      Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore,
                                      Maryland 21202, is a financial services holding company.

VAN KAMPEN FUNDS:                     AGGRESSIVE GROWTH, COMSTOCK, EMERGING GROWTH, EQUITY AND INCOME, GLOBAL FRANCHISE, GLOBAL REAL
                                      ESTATE, GROWTH AND INCOME AND MID CAP GROWTH
SUBADVISER:                           Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van
                                      Kampen") and was founded in 1927. Van Kampen is a diversified asset management company with more than 3 million retail investor accounts, extensive capabilities for managing institutional portfolios, and, together with its affiliated asset management companies, had approximately $434 billion under management or supervision as of December 31, 2005. Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of
                                      Morgan Stanley. The offices of Van Kampen Asset Management are located at 1221 Avenue of the
                                      Americas, New York, NY 10020.


                      DUTIES OF THE MANAGER AND SUBADVISERS

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of Subadvisers and advises on the Funds' investment policies, and the Subadvisers determine which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of various investment management organizations, including the Subadvisers, and generally oversees the services provided to Allianz VIP Funds by its administrator, custodian and other service providers. Further information about the Subadvisers is included in the Statement of Additional Information.

The Manager is paid a fee as set forth under "Fees" below, by the Fund for its services, which includes any fee paid to the Subadviser.

Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission ("SEC") on September 17, 2002, may enter into and materially amend agreements with Subadvisers without obtaining shareholder approval. This type of structure is commonly known as a "Manager of Managers" structure. For any Fund that is relying on the order, the Manager may:


o    hire one or more subadvisers;


o    change subadvisers; and


o    reallocate management fees between itself and subadvisers.

The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Subadvisers and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:

o    its shareholders; or

o the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated subadviser without that agreement, including the compensation to be paid under it, being similarly approved except as may be permitted by applicable law.

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THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

The Manager, OCC, and PIMCO are subsidiaries of Allianz AG Holding ("Allianz AG"), one of the world's largest insurance and financial services companies. Allianz AG is headquartered in Munich, Germany and has operations in 70 countries. As of December 31, 2005, Allianz AG had assets under management of more than $1.5 trillion. In North America, Allianz AG subsidiaries are engaged in the life insurance, property casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.

                                       123
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                                      FEES

For these advisory services, each Fund paid the Manager a fee (including the subadvisory fees) during 2005 at the annual rate shown on the following table, before and after fee waivers:


                                                             PERCENTAGE OF AVERAGE         PERCENTAGE OF AVERAGE
                                                           NET ASSETS AS OF 12/31/05     NET ASSETS AS OF 12/31/05
                                                             BEFORE FEE WAIVERS              AFTER FEE WAIVERS
                                                             ------------------              -----------------
AZL AIM Basic Value Fund                                             .75%                          .75%
AZL AIM International Equity Fund                                    .90%                          .85%
AZL Davis NY Venture Fund                                            .75%                          .75%
AZL Dreyfus Founders Equity Growth Fund                              .80%                          .77%
AZL Dreyfus Premier Small Cap Value Fund                             .90%                          .84%
AZL Franklin Small Cap Value Fund                                    .75%                          .75%
AZL Jennison 20/20 Focus Fund                                        .80%                          .78%
AZL Jennison Growth Fund                                             .80%                          .72%
AZL Legg Mason Growth Fund                                           .85%                          .85%
AZL Legg Mason Value Fund                                            .75%                          .75%
AZL Money Market Fund                                                .35%                          .35%
AZL Neuberger Berman Regency Fund                                     N/A*                          N/A*
AZL OCC Renaissance Fund                                             .75%                          .75%
AZL OCC Value Fund                                                   .75%                          .75%
AZL Oppenheimer Developing Markets Fund                               N/A*                          N/A*
AZL Oppenheimer Emerging Growth Fund                                 .85%                          .85%
AZL Oppenheimer Emerging Technologies Fund                           .84%                          .84%
AZL Oppenheimer Global Fund                                          .90%                          .90%
AZL Oppenheimer International Growth Fund                            .84%                          .78%
AZL Oppenheimer Main Street Fund                                     .80%                          .72%
AZL PIMCO Fundamental IndexPLUS Total Return Fund                     N/A*                          N/A*
AZL Salomon Brothers Large Cap Growth                                .80%                          .79%
AZL Salomon Brothers Small Cap Growth Fund                           .85%                          .85%
AZL Van Kampen Aggressive Growth Fund                                .90%                          .87%
AZL Van Kampen Comstock Fund                                         .74%                          .74%
AZL Van Kampen Emerging Growth Fund                                  .85%                          .78%
AZL Van Kampen Equity and Income Fund                                .75%                          .75%
AZL Van Kampen Global Franchise Fund                                 .95%                          .95%
AZL Van Kampen Global Real Estate Fund                                N/A*                          N/A*
AZL Van Kampen Growth and Income Fund                                .76%                          .76%
AZL Van Kampen Mid Cap Growth Fund                                   .83%                          .83%

*    The Fund had not commenced operations by 12/31/05. Contractual fees payable on an annual basis as a percentage of the Fund's net assets to the Manager, which include amounts payable to the Subadviser, are .75% for the AZL Neuberger Berman Regency Fund,
     1.25% for the AZL Oppenheimer Developing Markets Fund, .75% for the AZL PIMCO Fundamental IndexPLUS Total Return Fund, and .90%
     for the Van Kampen Global Real Estate Fund.


                                       124
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

                      PORTFOLIO MANAGERS OF THE SUBADVISERS


AZL AIM BASIC VALUE FUND: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund: Bret W. Stanley (lead manager), senior portfolio manager, has been responsible for the Fund since 2002 and has been associated with AIM and/or its affiliates since 1998. R. Canon Coleman II, portfolio manager, has been responsible for the Fund since 2003 and has been associated with AIM and/or its affiliates since 1999. Matthew W. Seinsheimer, senior portfolio manager, has been responsible for the Fund since 2002 and has been associated with AIM and/or its affiliates since 1998. Michael J.Simon, senior portfolio manager, has been responsible for the Fund since 2002 and has been associated with AIM and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.


The lead manager generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

He is assisted by AIM's Basic Value Team which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Fund but do not have any day-to-day management responsibilities with respect to the Fund. Members of the team may change from time to time.


AZL AIM INTERNATIONAL EQUITY FUND: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund: Shuxin Cao, portfolio manager, has been responsible for the Fund since 2003 and has been associated with AIM and/or its affiliates since 1997. Jason T. Holzer, senior portfolio manager, has been responsible for the Fund since 2002 and has been associated with AIM and/or its affiliates since 1996. Clas G. Olsson, (lead manager with respect to the Fund's investments in Europe and Canada), senior portfolio manager, has been responsible for the Fund since 2002 and has been associated with AIM and/or its affiliates since 1994. Barrett K.Sides, (lead manager with respect to the Fund's investments in Asia Pacific and Latin America), senior portfolio manager, has been responsible for the Fund since 2002 and has been associated with AIM and/or its affiliates since 1990. Matthew W. Dennis, portfolio manager, has been responsible for the Fund since 2003 and has been associated with AIM and/or its affiliates since 2000. From 1996 to 2000, he was an equity strategist with ABN AMRO.


The lead managers generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

They are assisted by AIM's Asia Pacific/Latin America and Europe/Canada Teams which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Fund but do not have any day-to-day management responsibilities with respect to the Fund. Members of the team may change from time to time.

AZL DAVIS NY VENTURE FUND: The portfolio managers of the Fund are Christopher C. Davis and Kenneth C. Feinberg, who together serve as portfolio manager for a number of large cap value equity and financial stock portfolios at the Subadviser. They are the persons primarily responsible for investing the Fund's assets on a daily basis. Mr. Davis has over 15 years experience in investment management and securities research. He joined the Subadviser in 1989. Mr. Feinberg joined the Subadviser in 1994.

AZL DREYFUS FOUNDERS EQUITY GROWTH FUND: John B. Jares, Vice President of Investments of the Subadviser, is the portfolio manager of the Fund. Mr. Jares, a Chartered Financial Analyst, joined the Subadviser in November 2001. He was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.



AZL DREYFUS PREMIER SMALL CAP VALUE FUND: Ronald P. Gala and Adam T. Logan have been the Fund's primary portfolio managers since April 2005. Mr. Gala has been employed by Dreyfus as a portfolio manager


                                       125
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 since October 1994 and is also a senior vice president, senior portfolio manager and principal officer of Mellon Equity Associates, LLP (MEA), an affiliate of Dreyfus which he joined in 1993. Mr. Logan has been employed by Dreyfus as a portfolio manager since March 2003 and is also a vice president and portfolio manager of MEA, which he joined in 1998.

AZL FRANKLIN SMALL CAP VALUE FUND. William J. Lippman is the Lead portfolio manager of the Fund. Mr. Lippman is President and portfolio manager of the Subadviser. He joined Franklin Templeton in 1988 and currently manages several retail and insurance funds. He is a member of the Franklin Institutional Small Cap Value Equity Management team. In addition, he is President and Trustee of Franklin Managed Trust and President of Franklin Value Investors Trust.

Bruce Baughman is Backup portfolio manager of the Fund. He is senior vice president and portfolio manager of the Subadviser. He joined Franklin Templeton in 1988. Mr. Baughman is part of a team that manages several equity funds, including Franklin Balance Sheet Investment Fund and Franklin MicroCap Value Fund, where he is Lead Manager. He is also a member of the Franklin Institutional Small Cap Value Equity Team.

Margaret McGee is Backup portfolio manager of the Fund. She is Vice President and portfolio manager of the Subadviser. Ms. McGee joined Franklin Templeton in 1988 and currently co-manages several mutual funds. She is a member of the Franklin Institutional Small Cap Value Equity Team.

Don Taylor is Backup portfolio manager of the Fund. He is senior vice president and portfolio manager of the Subadviser. Mr. Taylor joined Franklin Templeton in 1996. He is part of a team that manages several equity funds, including Franklin Rising Dividends Fund and Franklin Rising Dividends Securities Fund, where he is Lead Manager. Mr. Taylor is also a member of the Franklin Institutional Small Cap Value Equity Team.


AZL JENNISON 20/20 FOCUS FUND: Spiros "Sig" Segalas and David A. Kiefer are the portfolio managers of the Fund. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since May 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Fund since May 2005.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

AZL JENNISON GROWTH FUND: Michael A. Del Balso, Kathleen A. McCarragher and Spiros "Sig" Segalas are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since May 2005.

                                       126
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Fund since May 2005.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since May 2005.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

AZL LEGG MASON GROWTH FUND: Robert Hagstrom has the responsibility for the day-to-day management of the Fund. He has held this position since April 2005. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. since 1998. He currently serves as senior vice president for Legg Mason Capital Management, Inc. and Legg Mason Funds Management, Inc.

AZL LEGG MASON VALUE FUND: Mary Chris Gay has the responsibility for the day-to-day management of the Fund. She has held this position since 2004. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She is currently a senior vice president for Legg Mason Capital Management, Inc. and Legg Mason Funds Management, Inc. and manages several domestic and international mutual funds and pooled investment vehicles.


AZL MONEY MARKET FUND: Joseph M. Tully is Managing Director and head of Prudential Investment Management, Inc.'s ("PIM's") Money Markets team, overseeing PIM's taxable and tax-exempt money market portfolios. Joe has 17 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential Financial in 1987, Joe worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, he was an assistant national bank examiner for the Office of the Comptroller of the Currency. Joe received a BS in Finance from Fordham University and an MBA from Rutgers University.


AZL NEUBERGER BERMAN REGENCY FUND: S. Basu Mullick is a Vice President of Neuberger Berman Management Inc., and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since 2006 and is responsible for the day-to-day management of the Fund. He has been a fund manager at Neuberger Berman Management Inc. since 1998.

AZL OCC RENAISSANCE FUND: Colin Glinsman is the Lead portfolio manager for the Fund and is responsible for the day-to-day management of the Fund. He is assisted by Louis P.Goldstein. Mr. Glinsman is the Chief Investment Officer of Oppenheimer Capital. He serves as lead manager of Oppenheimer Capital's Large Cap Focus and Large Cap Value strategies, as well as portfolio manager of the OpCap Value Fund and co-manager of the OpCap Renaissance Fund. Mr. Glinsman also manages the 5-star Oppenheimer Quest Balanced Fund. He brings 25 years of experience to his current position, including 16 years at Oppenheimer Capital as a portfolio manager/Analyst.

Mr. Goldstein is portfolio manager/Analyst for Oppenheimer Capital's Mid Cap Value strategy and heads the Small/Mid Cap team. He is co-manager of the OpCap Renaissance Fund. Mr. Goldstein also is portfolio manager of the Oppenheimer Quest Capital Value Fund, for which he has been named to BARRON'S list of "Top Gun" managers, which ranks managers on risk-adjusted performance. Mr. Goldstein brings 22 years of value-oriented equity investment experience to his current position, ranging from large to small capitalization companies in the U.S. as well as in Latin America.

In February 2005, Mr. Glinsman and Mr. Goldstein became employees of PEA Capital LLC, the former Subadviser of the AZL PEA Renaissance Fund and the AZL PEA Value Fund, and began serving as portfolio managers of both of the funds. PEA Capital LLC is a registered investment adviser that is an affiliate of both OpCap and the Manager. Because Messrs. Glinsman and Goldstein are continuing in their roles with respect to both of the funds, the funds will have the same portfolio managers both before and after the change of Subadviser.

                                       127
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

AZL OCC VALUE FUND: Colin Glinsman is responsible for the day-to-day management of the Fund. He is the Chief Investment Officer of Oppenheimer Capital. Mr. Glinsman serves as lead manager of Oppenheimer Capital's Large Cap Focus and Large Cap Value strategies, as well as portfolio manager of the OpCap Value Fund and co-manager of the OpCap Renaissance Fund. Mr Glinsman also manages the 5-star Oppenheimer Quest Balanced Fund. He brings 25 years of experience to his current position, including 16 years at Oppenheimer Capital as a portfolio manager/Analyst. In February 2005, Mr. Glinsman became an employee and portfolio manager with PEA Capital, LLC. He is also an employee and portfolio manager with Oppenheimer Capital LLC, a registered investment adviser and an affiliate of PEA Capital. Thus, the information about his experience within the Allianz Global Investors organization prior to February 2005 refers to his years with Oppenheimer Capital.

AZL OPPENHEIMER DEVELOPING MARKETS FUND: The Fund's portfolio is managed by Mark Madden who is principally responsible for the day-to-day management of the Fund's investments.

Mr. Madden is a Vice President and portfolio manager of the Fund and a Vice President of the Manager since August 2004. Prior to joining OppenheimerFunds, Mr. Madden held the following positions at Pioneer Investment, Inc.: Managing Director of Global Emerging Markets Team from November 2000 through July 2004, Senior Vice President and portfolio manager of International Equities from December 1998 through October 2000, and Vice President and portfolio manager of International Equities from February 1993 through November 1998. He is an officer of one portfolio in the OppenheimerFunds complex.

AZL OPPENHEIMER EMERGING GROWTH FUND: The portfolio manager of the Fund is Robert Corbett. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Corbett has been a Vice President of the Subadviser since January 2005. He was an Assistant Vice President and Senior Research Analyst II with the Subadviser from October 2000 through January 2005.

AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND: The Fund is managed by a portfolio management team comprised of David Poiesz, Alan Gilston, Scott Phillips, Emmy Adwers and Ash Shah, who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Poiesz, CFA, is Director of the Growth Equity Investment Team and has been a Senior Vice President of the Subadviser since June 2004. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Poiesz was a managing director and senior portfolio manager at Merrill Lynch Investment Managers LLC from October 2002 through May 2004. He was a founding partner of RiverRock Capital Management, L.P., a hedge fund product he managed from April 1999 through July 2001, and portfolio manager at Jennison Associates from November 1992 through March 1999.

Mr. Gilston has been a Vice President of the Subadviser since September 1997 and is an officer and portfolio manager of one other portfolio in the OppenheimerFunds complex.

Mr. Phillips has been a Senior Research Analyst of the Subadviser since August 2004. Mr. Phillips was an analyst at Merrill Lynch Investment Managers, Inc. from June 2003 to July 2004. From February 2003 to June 2003, Mr. Phillips was a sell-side managing director at American Technology Research. From June 1999 to December 2002, he was a sell-side analyst at Merrill Lynch. From December 1997 to June 1999, he was a sell-side analyst at CIBC World Markets.

Ms. Adwers has been a Senior Research Analyst of the Subadviser since October 2004. Ms. Adwers was a senior analyst at Palantir Capital from November 1999 to January 2003. From June 1998 to October 1999, she was a portfolio manager at Nicholas Applegate Capital Management and from April 1995 to May 1998, she was a senior analyst at Farmers Insurance in the Investments Department.

Mr. Shah, CFA has been a Senior Research Analyst of the Subadviser since February 2006. From January 2002 until February 2006, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers where he specialized in technology and industrials for the Small Cap Growth Fund. From February 2000 to January 2002, Mr. Shah worked at BlackRock Financial Management as a Vice President and Senior Analyst specializing in technology for the Small and Mid Cap Growth Funds.

AZL OPPENHEIMER GLOBAL FUND: The portfolio manager of the Fund is Rajeev Bhaman, who is the person primarily responsible for the day-to-day management of the Fund's investments. Mr. Bhaman, CFA, is a Vice President of the Fund and has been a portfolio manager of the Fund since August 2004. He has been a Vice President of the Subadviser since January 1997 and is a portfolio manager of other portfolios in the

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OppenheimerFunds complex. Prior to joining the Subadviser in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

AZL OPPENHEIMER INTERNATIONAL GROWTH FUND: The Fund's portfolio is managed by George R. Evans. Mr. Evans is the Fund's lead portfolio manager and has been the person primarily responsible for the day-to-day management of the Fund's portfolio since inception. Mr. Evans has been Vice President of the Subadviser since October 1993 and Director of International Equities of the Subadviser since 2004. He is an officer of 5 portfolios in the OppenheimerFunds complex.

AZL OPPENHEIMER MAIN STREET FUND: The Fund's portfolio is managed by Nikolaos D. Monoyios and Marc Reinganum who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Monoyios has been a portfolio manager for the Fund since inception. Mr. Monoyios, a Certified Financial Analyst, has been a Senior Vice President of the Subadviser since October 2003 and was formerly a Vice President of the Subadviser from April 1998 through September 2003. He is an officer of 12 portfolios in the OppenheimerFunds complex.

Mr. Reinganum has been a portfolio manager for the Fund since inception. Mr. Reinganum has been a Vice President of the Subadviser since September 2002 and Director of Quantitative Research and Portfolio Strategist for Equities. He was formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee. He is an officer of 8 portfolios in the OppenheimerFunds complex.



AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND: The Fund is managed by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. He has been the portfolio manager since the Fund's inception in May of 2005. He has also managed the StocksPLUS Fund since January of 1998 and the StocksPLUS Total Return Fund since its inception is June of 2002. He has 36 years of investment experience and holds a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.


AZL SALOMON BROTHERS LARGE CAP GROWTH FUND: Alan J. Blake is the portfolio manager for the Fund. He is Managing Director and Co-Head U.S. Large Cap Growth, Institutional - Senior portfolio manager for the Subadviser. He joined Smith Barney Asset Management in 1991 and has 28 years experience in the Securities industry.

AZL SALOMON BROTHERS SMALL CAP GROWTH FUND: The Fund is managed by a team of portfolio managers including the following:


Vincent Gao is Lead portfolio manager for small cap growth and balanced strategies and Analyst covering technology. He has 11 years of industry experience. Mr. Gao joined Salomon Brothers Asset Management in 1999.

Robert Feitler is Co-Manager for large cap value strategies, Sector Manager for small cap growth and balanced strategies and Analyst covering Financials. Mr. Feitler has 12 years of industry experience. He joined Salomon Brothers Asset Management in 1995.

Kevin Caliendo is Senior portfolio manager for all cap strategies, Co-Manager for large cap core, sector neutral strategies, Sector Manager for small cap growth and balanced strategies, and Analyst covering healthcare. He is also a member of the Salomon Brothers Asset Management Investment Policy Committee. Mr. Caliendo has 12 years of industry experience. He joined Salomon Brothers Asset Management in 2002. Prior to that he was an Equity Analyst and Convertible portfolio manager at SAC Capital.



Margaret Blaydes is Sector Manager for small cap growth and balanced strategies and Analyst covering tobacco, beverages, retail and consumer. She has 11 years of industry experience. Ms. Blaydes joined Salomon Brothers Asset Management in 2003. Prior to that she worked as Equity Research Analyst covering entertainment and leisure at Salomon Brothers.

Dmitry Khaykin is Sector Manager for small cap growth and balanced strategies and Analyst covering communications and media. He has 9 years of industry experience. Mr. Khaykin joined Salomon Brothers Asset Management in 2003. Prior to that he worked as Research Analyst in telecommunications at Gabelli & Company, Inc.

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AZL VAN KAMPEN AGGRESSIVE GROWTH FUND: The Fund's portfolio is managed within the Subadviser's Multi-Cap Growth team. Current members of the Multi-Cap Growth team include Gary Lewis, Managing Director of the Subadviser, Dudley Brickhouse, Janet Luby, and Matthew Hart, Executive Directors of the Subadviser, and Scott Miller, Vice President of the Subadviser.

Gary Lewis, who is the Fund's lead portfolio manager, has worked for the Subadviser since 1986 and has managed the Fund since 2001. Dudley Brickhouse has worked for the Subadviser since 1997 and has managed the Fund since 2001. Janet Luby has worked for the Subadviser since 1995 and has managed the Fund since 2001. Matthew Hart has worked for the Subadviser since 1997 and has managed the Fund since 2001. Scott Miller has worked for the Subadviser since 2001 and has managed the Fund since 2001. Prior to that, he was a student at the University of Chicago Graduate Business School.


Gary Lewis is the lead manager for the Fund and for the entire team. The Fund is a sub-advised product against the flagship Van Kampen Emerging Growth Fund, a large cap growth product. The team also manages a small cap product which is led by Matt Hart, a midcap product which is led by Dudley Brickhouse, and a focus fund led by Janet Luby. Scott Miller focuses on the healthcare sector across all capitalizations. All team members collaborate to bring ideas to Gary for the Funds. Team members have all come from analytical backgrounds with a primary focus on technology, healthcare, consumer, and financial sectors, and ideas which fit the team's criteria are discussed in a daily collaborative group meeting or individually with Gary Lewis for inclusion in or sale from the Fund.

The composition of the team may change without notice from time to time.

AZL VAN KAMPEN COMSTOCK FUND: The Fund's portfolio is managed within the Subadviser's Multi-Cap Value team. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder, and Kevin Holt, Managing Directors of the Subadviser.


B. Robert Baker, who is the Fund's lead portfolio manager, has worked for the Subadviser since 1991 and has managed the Fund since 2001. Jason Leder has worked for the Subadviser since 1995 and has managed the Fund since 2001. Kevin Holt has worked for the Subadviser since 1999 and has managed the Fund since 2001.


All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. The Multi-Cap Value Team meets formally every Tuesday to discuss the portfolio. This is open for debate with all the managers providing their opinions and ideas. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

The composition of the team may change without notice from time to time.

AZL VAN KAMPEN EMERGING GROWTH FUND: The Fund's portfolio is managed within the Subadviser's Multi-Cap Growth team. Current members of the Multi-Cap Growth team include Gary Lewis, Managing Director of the Subadviser, Dudley Brickhouse, Janet Luby, and Matthew Hart, Executive Directors of the Subadviser, and Scott Miller, Vice Presidents of the Subadviser.


Gary Lewis, who is the Fund's lead portfolio manager, has worked for the Subadviser since 1986 and has managed the Fund since 2001. Dudley Brickhouse has worked for the Subadviser since 1997 and has managed the Fund since 2001. Janet Luby has worked for the Subadviser since 1995 and has managed the Fund since 2001. Matthew Hart has worked for the Subadviser since 1997 and has managed the Fund since 2001. Scott Miller has worked for the Subadviser since 2001 and has managed the Fund since 2001. Prior to that, he was a student at the University of Chicago Graduate Business School.


Gary Lewis is the lead manager for the Fund and for the entire team. The Fund is a sub-advised product against the flagship Van Kampen Emerging Growth Fund, a large cap growth product. The team also manages a small cap product which is led by Matt Hart, a midcap product which is led by Dudley Brickhouse, and a focus fund led by Janet Luby. Scott Miller focuses on the healthcare sector across all capitalizations. All team members collaborate to bring ideas to Gary for the Funds. Team members have all come from analytical backgrounds with a primary focus on technology, healthcare, consumer, and financial sectors, and ideas which fit the team's criteria are discussed in a daily collaborative group meeting or individually with Gary Lewis for inclusion in or sale from the Fund.

The composition of the team may change without notice from time to time.


AZL VAN KAMPEN EQUITY AND INCOME FUND: The Fund is managed by the Subadviser's Equity Income team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's

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portfolio are James A. Gilligan and David S. Horowitz, each a Managing Director of the Subadviser, James O. Roeder, Thomas B. Bastian and Gerhardt Herbert, each an Executive Director of the Subadviser, and Sergio Marcheli and Vincent E. Vizachero, each a Vice President of the Subadviser.

Mr. Gilligan has worked for the Subadviser since 1985 and joined the team managing the Fund in 1990. Mr. Horowitz has worked for the since 1995 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Horowitz was a portfolio manager with the Subadviser. Mr. Roeder has worked for the Subadviser since 1999 and joined the team managing the Fund in 1999. Mr. Herbert has worked for the Subadviser since 1994 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Herbert worked in an investment management capacity with the Subadviser. Mr. Marcheli has worked for the Subadviser since 2002 and joined the team managing the Fund in 2003. From 2002-2003, Mr. Marcheli worked in an investment management capacity with the Subadviser and prior to that, he worked in a marketing capacity for an affiliate of the Subadviser. Mr. Bastian has worked for the Subadviser since 2003 and joined the team managing the Fund in 2003. Prior to 2003 Mr. Bastian was a portfolio manager with Eagle Asset Management. Mr. Vizachero has worked for the Subadviser since 2001 and joined the team managing the Fund in 2001. Prior to 2001, Mr. Vizachero was an analyst at Fidelity Investments.

Messrs. Gilligan and Horowitz are the lead portfolio managers of the Fund. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Fund. All team members are responsible for the day-to-day management of the Fund and Messrs. Gilligan and Horowitz are responsible for the execution of the overall strategy of the Fund.


The composition of the team may change without notice from time to time.

AZL VAN KAMPEN GLOBAL FRANCHISE FUND:

The Fund's portfolio is managed within the Subadviser's Global Franchise team. The Current members of the team include Hassan Elmasry, Managing Director of the Subadviser, Ewa Borowska, Executive Director of the Subadviser, Paras Dodhia, and Michael Allison, Vice Presidents of the Subadviser, and Jayson Vowles, Analyst of the Subadviser.


Hassan Elmasry, who is the Fund's lead portfolio manager, has worked for the Subadviser since 1995 and has managed the Fund since April 2002. Ewa Borowska has worked for the Subadviser since 1998 and has managed the Fund since 2003. Paras Dodhia has worked for the Subadviser since 2002 and has managed the Fund since 2002. Prior to 2002, Mr. Dodhia was an Equity Analyst for JP Morgan Chase. Michael Allison has worked for the Subadviser since 2000 and has managed the Fund since February 2005. Jayson Vowles has worked for the Subadviser since 2003 and has managed the Fund since 2003. Prior to 2003, Mr. Vowles worked for Goldman Sachs International as an associate, modeling fixed income derivatives.


Hassan Elmasry is the lead manager of the Global Franchise strategy. Hassan is a Managing Director of the Firm and has 20 years' investment experience. He is supported by Ewa Borowska, Portfolio Specialist, Michael Allison, Analyst, Paras Dodhia, Analyst, and Jayson Vowles, Analyst. As Portfolio Specialist, Ewa's primary focus is institutional client service and business management. Michael, Paras and Jayson are the strategy's dedicated research analysts and have 6, 4 and 3 years of investment experience respectively. As lead portfolio manager, Hassan has ultimate responsibility for stock selection and portfolio construction.


AZL VAN KAMPEN GLOBAL REAL ESTATE FUND: The Fund's assets are managed within the Real Estate Team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Managing Director of the Subadviser, Michiel te Paske, Sven van Kemenade, and Angeline Ho, Executive Directors of the Subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

Theodore R. Bigman has worked for the Subadviser since 1995 and has been managing the Fund since 2006. Michael te Paske has worked for the Subadviser since 1997 and has been managing the Fund since 2006. Sven van Kemenade has worked for the Subadviser since 1997 and has been managing the Fund since 2006. Angeline Ho has worked for the Subadviser since 1997 and has been managing the Fund since 2006.

AZL VAN KAMPEN GROWTH AND INCOME FUND: The Fund's portfolio is managed within Van Kampen's Equity Income team. Current members of the team include James Gilligan, a Managing Director of Van Kampen, James Roeder and Thomas Bastian, Executive Directors of Van Kampen, Sergio Marcheli and Vince Vizachero, Vice Presidents of Van Kampen.


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James Gilligan, who is the Fund's lead portfolio manager, has worked for Van
Kampen since 1985 and has managed the Fund since 2001. James Roeder has worked for Van Kampen since 1999 and has managed the Fund since 2001. Sergio Marcheli has worked for Van Kampen since 2003 and has managed the Fund since 2003. Prior to that, he was a portfolio specialist at Van Kampen. Thomas Bastian has worked for Van Kampen since 2003 has managed the Fund since 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Vince Vizachero has worked for Van Kampen since 2001 and has managed the Fund 2001. Prior to 2001, he was an analyst at Fidelity.

Each member is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Fund and James Gilligan is responsible for the execution of the overall strategy of the Fund.

The composition of the team may change without notice from time to time.

AZL VAN KAMPEN MID CAP GROWTH FUND: The Fund's portfolio is managed within the Subadviser's U.S. Growth Team. The Current members of the team include Dennis Lynch and David Cohen, Managing Directors of the Subadviser, and Sam Chainani and Alexander Norton, Executive Directors of the Subadviser.


Dennis Lynch, who is the Fund's lead portfolio manager, has worked for the Subadviser since 1998 and has managed the Fund since 10-03. David Cohen has worked for the Subadviser since 1993 and has managed the Fund since 10-03. Sam Chainani has worked for the Subadviser since 1996 and has managed the Fund since 6-04. Alex Norton has worked for the Subadviser since 2000 and has managed the Fund since July 2005.


Dennis Lynch is the lead portfolio manager of the Fund. David Cohen, Sam Chainani, and Alex Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund. The team manages their funds in 5 primary strategies.

The composition of the team may change without notice from time to time.


The Statement of Additional Information (SAI) has more detailed information about the Manager, the Subadvisers and other service providers. The SAI also provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.


                                LEGAL PROCEEDINGS

Within the mutual fund industry, several investment advisory organizations have been or are subject to regulatory investigations, enforcement actions, and/or fund shareholder lawsuits stemming from allegations concerning "market timing" and "late trading". To date, no such investigations, enforcement actions, or shareholder lawsuits have pertained to any of the Funds or the Manager. However, some of the Subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below.

                                       AIM



On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADl) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC., the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been tiled against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing

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and related activity in the funds, (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                      DAVIS

On June 2, 2004, a proposed class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of investors in certain mutual funds ("Funds") managed by Davis Selected Advisers L.P. ("Davis Advisors") including the Davis Funds. The plaintiffs claim that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the "Defendants") used Fund assets to pay brokers to market the Funds and that the Defendants disguised such payments as brokerage commissions and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical proposed class action lawsuits were filed against the Defendants later in June and July 2004 in the United States Court for the Southern District of New York. All four suits were consolidated into a single action. In October 2005 the District Court issued an order dismissing the consolidated amended class action complaint. The plaintiffs subsequently sought a motion for reconsideration which was denied in November 2005. In December 2005 the plaintiffs filed an appeal with the United States Court of Appeals for the Second Circuit. Davis Advisors believes the actions are without merit and the Defendants intend to vigorously defend the proceedings.



                                    FRANKLIN

Franklin Advisory Services, LLC and its affiliates have been named in several lawsuits. Following is a summary of these lawsuits as well as other pending litigation as it relates to affiliates of Franklin Advisory Services, LLC.

Franklin Advisory Services, LLC ("FAS, LLC"), is a wholly owned subsidiary of Franklin/Templeton Distributors, Inc., which is a wholly owned subsidiary of Franklin Resources, Inc. This information is limited to material investment management related matters from August 2003 to February 8, 2005, and does not include routine matters in the ordinary course of business, if any.

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to those matters. The Company has entered into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement or the terms or amount of any such settlement. Should a settlement be reached, the amount could be material to the Company's financial results.

On December 9, 2004, the enforcement staff of the NASD informed the Company that it had made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"),

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alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. The enforcement staff has since advised the Company that it has determined not to recommend a disciplinary proceeding against FTDI and has concluded its investigation of this matter. Separately, FTDI has also received a letter from the NASD staff advising of its preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted and has responded with a submission as to why such action is not warranted. As of February 8, 2005, the NASD staff has not taken any further action.

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described below is in the best interest of the Company and shareholders of the Funds.

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, reached an agreement with the SEC that resolved the issues resulting from an SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admitted nor denied any of the findings contained therein, Franklin Advisers agreed to pay $50 million to be distributed to shareholders of certain of the Funds, of which $20 million was a civil penalty.

The Order required Franklin Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to Fund shareholders.

The Order further provided that in any related investor actions, Franklin Advisers would not benefit from any offset or reduction of any investor's claim by the amount of any distribution from the above-described $50 million to such investor that is proportionately attributable to the civil penalty paid by Franklin Advisers.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the Funds, to be allocated

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by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell Fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers neither admitted nor denied the findings contained therein, they agreed to pay the Funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of Fund shares, including making additional disclosures in the Funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the Funds.

In addition to the regulatory investigations, proceedings and settlements described above, the Company, including FAS, LLC, and certain Funds, current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of Fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton Funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named Funds or Franklin Resources, Inc.

To date, more than 240 similar lawsuits against at least 19 different mutual fund companies have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

As of February 8, 2005, all federal market timing lawsuits pending against the Company (and in some instances, against certain officers, directors and/or Funds) have been transferred to the MDL. Plaintiffs in the MDL filed consolidated amended complaints on September 29, 2004. It is anticipated that defendants will file motions to dismiss in the coming months, with a hearing scheduled for June 2005.

Various subsidiaries of Franklin Resources, Inc., as well as certain Templeton Fund registrants, have also been named in multiple class action lawsuits filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton Funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys' fees and costs. These lawsuits are state court actions and are not subject to the MDL.

In addition, FTIC has been named in two class action market timing lawsuits in Canada, seeking, among other relief, monetary damages, an order barring any increase in management fees for a period of two years following judgment, and/or attorneys' fees and costs.

The Company, including FAS, LLC, as well as certain current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions, or derivative actions brought on behalf of certain Funds.

                                       135
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

The Company's Management strongly believes that the claims made in each of the lawsuits described above are without merit and intends to vigorously defend against them.

Please see the Company's website at www.franklintempleton.com for Franklin Templeton Investments' most recent Statement Regarding Current Industry Issues ("Statement").


                               OPPENHEIMER CAPITAL
On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) ("PAFM"), PEA Capital LLC ("PEA") and PA Distributors LLC (now Allianz Global Investors Distributors LLC) ("PAD") reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Innovation Fund, the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the "SEC Order") and, with-out admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an in-dependent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust's Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the "New Jersey Settlement") with PAD and PEA and their parent, Allianz Global Investors of America L.P. ("Allianz"), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving "market timing" in the PEA Growth Fund, the PEA Innovation Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned "Morgan Stanley (P-01021)" relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the "SEC Directed Brokerage Order") and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD's benefit. Those amounts were paid on September 15, 2004.


In a related action, PAD reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement re-solves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General's fees and costs associated with the investigation and related matters.


Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Fund, the Fund's sub-adviser, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those law-suits concern "revenue sharing" and havebeen consolidated into a single action in the U.S. District Court for the

                                       136
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Fund during specified periods or as derivative actions on behalf of the Fund. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar law-suits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-adviser, the Fund, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West Virginia Complaint") against PAFM, PEA and PAD based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged "market timing" activities described elsewhere in this subsection. The West Virginia Complaint alleges, among other things, that PAFM, PEA and PAD improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by PAFM and certain of its affiliates in violation of the funds' stated restrictions on "market timing." On May 31, 2005, PAFM, PEA and PAD, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with PAFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation ("JPML"), seeking to transfer the case to the multidistrict litigation proceeding in Maryland ("Maryland MDL"). On June 13, 2005, the JPML issued a Conditional Transfer Order. On August 15, 2005, the Court granted the Trust's motion to stay proceedings pending a final decision by the JPML on the Trust's motion to transfer the case to the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Fund's sub-adviser) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-adviser) (together, the "Applicants") sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of
Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against PAFM, PEA or PAD, then Allianz, PAFM and certain of the affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Fund or on PAFM's, PEA's or PAD's ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the fore-going disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Fund or on the ability of PAFM, PAD or the sub-adviser to perform their respective contracts with respect to the Fund.

                                       137
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                                      PIMCO


On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the "New Jersey Settlement") with PIMCO's parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) ("PEA") and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and S3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the Trust, Allianz Fund (formerly known as PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and the Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" in certain of the Allianz Funds and Funds of the Trust and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and Funds of the Trust, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The Trust has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West Virginia Complaint") against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) ("AGIF"), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by Allianz Global Investors Fund Management LLC and certain of its affiliates in violation of the funds' stated restrictions on "market timing." On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

                                       138
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under
Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.


                                SALOMON BROTHERS

At present there is no litigation, investigation or administrative proceeding pending that we believe would have a material impact on our ability to provide services to the Portfolio.

Salomon Brothers Asset Management Inc (SaBAM) is currently involved in litigation, a description of which follows. We believe there is no merit to these claims. To the best of our knowledge, no member, officer or key employee of Salomon Brothers Asset Management Inc was involved in any legal judgment.

On January 26, 1996, a lawsuit entitled, Donna Lee Williams, Insurance Commissioner for the State of Delaware v. Bear Stearns & Co., Inc., et al, CI 96-669, was commenced against Salomon Brothers Asset Management Inc as well as other unrelated firms or individuals in the Circuit Court for Orange County, Florida (the "Circuit"). Plaintiff Insurance Commissioner sued as receiver for National Heritage Life Insurance (NHL) for losses sustained in connection with its trading of collateralized mortgage obligations and other mortgage-backed securities in NHL's account.

On July 30, 1997, after a hearing to consider Defendants' motions to dismiss the Plaintiff's alleged claims other than for breach of contract, the Circuit Court granted Defendants' motions and ruled to dismiss with prejudice all of Plaintiff's alleged claims against the Defendants other than breach of contract. On June 26, 2000, the Plaintiff filed an Amended Complaint alleging breach of contract and violation of the Florida Securities Investor Protection Act. Salomon Brothers Asset Management Inc filed its answer and affirmative defenses on August 25, 2000. Salomon Brothers Asset Management Inc continues to believe this claim to be without merit and intends to continue to vigorously defend against it.

In addition, beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of this date, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

                                       139
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

                            VAN KAMPEN/MORGAN STANLEY


Morgan Stanley discloses pending litigation that it believes is or may be material in its filings on Form 10-K and Forms 10-Q made with the U.S. Securities and Exchange Commission (the "Commission"). For information regarding such litigation please refer to the information under Part I, Item 3 in Morgan Stanley's Form 10-K (File No. 1-11758) with respect to the fiscal year ended November 30, 2005, as filed with the Commission.

With respect to Van Kampen, the relevant portions of Morgan Stanley's Form 10-K for the fiscal year ended November 30, 2005 are as follows:




From October 2003 to December 2003, nine purported class actions, now consolidated and captioned In re Morgan Stanley and Van Kampen Mutual Funds Securities Litigation, were filed in the SDNY against Morgan Stanley, including certain subsidiaries and various Morgan Stanley and Van Kampen mutual funds, and certain officers of Morgan Stanley and its affiliates and certain trustees of the named Morgan Stanley funds. The consolidated amended complaint was filed on behalf of all persons or entities, other than defendants, who purchased or held shares of certain Morgan Stanley or Van Kampen mutual funds from October 1, 1999 to November 17, 2003 against Morgan Stanley, including certain subsidiaries and various Morgan Stanley and Van Kampen funds. Plaintiffs allege that defendants gave their sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that defendants improperly used Rule 12b-1 fees and that the named funds paid excessive commissions to MSDWI in connection with the sale of proprietary funds. The complaint alleges violations of Sections 11, 12(a)(2) and 15 of the Securities Act, Section 10(b) of the Exchange Act, Rule 10b-5 thereunder, and Section 20(a) of the Exchange Act,
Section 206 of the Investment Advisers Act of 1940 (the "Investment Advisers Act"), Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act"), and of common law fiduciary duties. The consolidated amended complaint seeks, among other


                                       140
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 things, compensatory damages, rescissionary damages, fees and costs. On July 2, 2004, defendants filed a motion to dismiss the consolidated amended complaint. On March 9, 2005, plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class to encompass the sale of certain non-proprietary mutual funds. Both motions are pending.

On February 20, 2004, a derivative action, captioned Starr v. Van Kampen Investments Inc., et al., was filed in the U.S. District Court for the Northern District of Illinois on behalf of various Van Kampen mutual funds against Van Kampen Investments Inc., Van Kampen Asset Management Inc., Morgan Stanley and individual trustees of the funds. The case was subsequently transferred to the SDNY for coordination with In re Morgan Stanley and Van Kampen Mutual Funds Securities Litigation. The complaint alleges violations of the Investment Company Act, the Investment Advisers Act, and common law breach of fiduciary duty with respect to Van Kampen's participation in certain mutual fund marketing programs operated by MSDWI. Plaintiff seeks, among other things, to remove current trustees, to rescind the management contracts for the Van Kampen Funds and to replace the manager, disgorgement, monetary damages, including punitive damages and interest, and fees and expenses. Defendants have moved to dismiss the action, which is currently stayed pending certain procedural developments.

Starting in July 2003, Morgan Stanley received subpoenas and requests for information from various regulatory and governmental agencies, including the SEC, the NYSE, and various states, in connection with industry-wide investigations of broker-dealers and mutual fund complexes relating to possible late trading and market timing of mutual funds. Morgan Stanley continues to cooperate with and provide information to regulators in connection with their inquiries.

                        THE ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent and fund accountant. Administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services L.P., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as the Funds' distributor.

                                       141
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                             PRICING OF FUND SHARES

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. It is the fund's assets minus liabilities divided by the number of outstanding shares. Per share NAV for each class of each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the "NYSE"), normally at 4:00 p.m. Eastern Time, on days the NYSE is open.


   ---------------------------------------------------------------------- --------------------------------------
                     HOW NET ASSET VALUE IS CALCULATED
   NAV is calculated by adding the total value of a Fund's investments                    NAV =
   and other assets, subtracting its liabilities and then dividing that        TOTAL ASSETS - LIABILITIES
                                                                               --------------------------
   figure by the number of outstanding shares of the Fund:                          Number of Shares
                                                                                       Outstanding
   ---------------------------------------------------------------------- --------------------------------------


The securities (other than short-term debt securities) of the Funds, except the AZL AIM International Equity Fund, the AZL Money Market Fund, the AZL Neuberger Berman Regency Fund, the AZL Oppenheimer Developing Markets Fund, the AZL Oppenheimer Global Fund, the AZL Oppenheimer International Growth Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, the AZL Van Kampen Global Franchise Fund and the AZL Van Kampen Global Real Estate Fund are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees. After the pricing of a security has been established for these Funds, if an event occurs which would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.

Each foreign security held by the AZL AIM International Equity Fund, the AZL Neuberger Berman Regency Fund, the AZL Oppenheimer Developing Markets Fund, the AZL Oppenheimer Global Fund, the AZL Oppenheimer International Growth Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, the AZL Van Kampen Global Franchise Fund and the AZL Van Kampen Global Real Estate Fund is valued on a daily basis using a fair valuation program approved by the Funds' Trustees and administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) rather than using the last closing price of such foreign security on its principal overseas market or exchange.


The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

                                MONEY MARKET FUND

The Money Market Fund's NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined each day at 1:00 p.m. Eastern Time, on days the NYSE is open. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

                        PURCHASE AND REDEMPTION OF SHARES

Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.

THE DISTRIBUTOR MAY REJECT A PURCHASE ORDER IF IT CONSIDERS IT IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS.

Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern

                                       142
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

The Funds currently permit an exchange between individual Funds in which the "sale" of shares of one Fund and the "purchase" of shares another Fund occur on the same day, rather than on successive days. These transactions are processed at the net asset values of the respective Funds on the day the exchange occurs. This exchange privilege may be modified for shareholders that the Manager identifies as engaging in market timing or other abusive trading activities. Pursuant to this modified exchange privilege, the exchange will occur as of a time and at a net asset value that is established no less than 24 hours after our receipt of exchange instructions in good order.

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

                                  MARKET TIMING

The Funds are not designed for professional market timing organizations or other persons using programmed, large or frequent exchanges. Such activity may be disruptive to the Funds. For this reason, your ability to make transfers may be subject to modification if the Funds or the issuer of a variable product through which the Funds are sold determines, in their sole opinion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners.

Frequent transfers, programmed transfers, transfers into and then out of a Fund in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other persons with money allocated to a Fund. These risks and harmful effects include:

o dilution of the interests of long-term investors, if market timers or others transfer into the Fund at prices that are below their true value or transfer out of the Fund at prices that are higher than their true value;
o an adverse effect on portfolio management, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and
o    increased brokerage and administrative expenses.


Since certain Funds invest significantly in foreign securities, small cap securities, mid cap securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Funds that currently invest a significant portion in these types of securities include the:
AZL AIM Basic Value Fund, AZL AIM International Equity Fund, AZL Dreyfus Premier Small Cap Value Fund, AZL Franklin Small Cap Value Fund, AZL Neuberger Berman Regency Fund, AZL Oppenheimer Developing Markets Fund, AZL Oppenheimer Emerging Growth Fund, AZL Oppenheimer Emerging Technologies Fund, AZL Oppenheimer Global Fund, AZL Oppenheimer International Growth Fund, AZL OCC Renaissance Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund, AZL Salomon Brothers Small Cap Growth Fund, AZL Van Kampen Aggressive Growth Fund, AZL Van Kampen Global Franchise Fund, AZL Van Kampen Global Real Estate Fund, and AZL Van Kampen Mid Cap Growth Fund. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in small cap securities, mid cap securities or junk bonds may occur if market prices are not


                                       143
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 readily available for all of a Fund's holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for small cap securities, mid cap securities or junk bonds are not accurately reflected by a Fund. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing. There can be no assurance that other pricing inefficiencies will not create market timing opportunities.


The Board of Trustees of the Funds has adopted a process for attempting to detect and deter market timing activity. However, because the Funds are sold only through variable annuity contracts and variable life insurance policies offered through separate accounts, the detection and deterrence of market timing activities in some instances may be difficult to accomplish at the Fund level, and may be more effective and efficient at the separate account level than at the Fund level. As such, a significant amount of the activity of monitoring and restricting market timing activity may occur at the separate account level. It is possible that this dual monitoring of market timing activity and the allocation of significant responsibility to the issuing insurance company could subject persons allocating money to the Funds to risks. Dual monitoring could result in some owners of variable annuity contracts and variable life insurance policies being treated differently from others resulting in the risk that some owners engaging in disruptive trading may not be detected or restricted promptly while others may bear the ill effects of this disruptive trading. Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level.

The Funds and the separate accounts through which they are sold face certain obstacles in identifying and deterring excessive trading activity. Initially, it may not be clear when a person purchases a contract or policy that he or she is a market timer or might engage in excessive trading activity. As such, it may be only after sale of a contract or policy and after a pattern of trading activity becomes apparent and is detected that restrictions may be put in place. In addition, there is currently no generally accepted definition of what constitutes unacceptable "market timing." Issuers generally adopt guidelines that attempt to define unacceptable activity based on the combined concept of "frequent", "large" trades. This may, however, be an imprecise test, and it can be expected that different funds sold through contracts and policies may impose somewhat different standards. In addition, inappropriate transfers may involve both one of the Funds and a fund managed by a totally separate trust, with the result that the Funds may not be best positioned to identify inappropriate transfers. Moreover, contracts and policies by their terms may permit a minimum number of transfers per year. The Funds anticipate that they will work actively with the issuers of contracts and policies to monitor and regulate trading activity.

In the event that the Funds detect what they believe may constitute potentially disruptive trading, the Funds typically would notify the insurance company issuing the Contract that is engaging in the trading. The Funds and insurance company would come to an agreement regarding the action to take against the activities found to be inappropriate. When the Funds are satisfied with the proposed action, the insurance company would impose it. Such action may include restricting or prohibiting purchases or transfers into certain funds, or requiring that all purchases and transfer requests be sent by U.S. mail. Due to the discretionary nature of our policies and restrictions, it is possible that they would not be imposed uniformly and as a result, some owners of the variable annuity contracts and variable life insurance policies will be treated differently from others resulting in the risk that some owners engaging in disruptive trading may not be detected or restricted promptly while others may bear the ill effects of this disruptive trading.

In order to attempt to protect the Funds and the owners of contracts and policies that invest in the Funds, we have adopted certain market timing policies and procedures. Pursuant to these policies and procedures, we can modify or restrict your transfer privileges for some or all of the Funds. The modifications and restrictions we may apply include (but are not limited to):

o limiting the frequency of transfers by a contract or policy owner (for example, prohibit more than one transfer a week, or more than two a month, etc.);
o restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges);
o requiring a minimum time period between each transfer (for example, prohibiting transfers into a particular Fund within a specified period of time after a transfer out of that Fund);
o not accepting transfer requests made for a specific contract or contract owner or his or her agent or by an asset allocation and/or market timing service;
o limiting the dollar amount that may be transferred by a contract or policy owner into or out of any Fund at any one time;

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THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o    imposing redemption fees on short-term trading;
o    prohibiting purchases and transfers into specific Investment Options; and
o    imposing other limitations or restrictions.

The Funds have reserved the right to impose restrictions on exchange privileges or to reject a purchase or redemption order if, in the judgment of the Manager or a sub-adviser, a Fund would be unable to invest effectively in accordance with its investment objectives and policies. Excessive exchange activity can disrupt management strategy and increase expenses, which are borne by all shareholders, regardless of their activity.

The Funds or the issuers of contracts and policies may make exceptions when imposing transfer restrictions if they determine a transfer is appropriate although it may technically violate policies and procedures. Factors that may, but are not required to be taken into consideration include the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event.

We cannot guarantee that:

o the Funds' monitoring will be 100% successful in detecting all potentially disruptive trading activity; or
o the Funds' policies and procedures will successfully deter all potentially disruptive trading.

The Funds retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. The retention of some level of discretion may result in disparate treatment among market timers and it is possible that other owners could incur adverse consequences if some owners are able to engage in practices that may constitute market timing that result in negative effects.

                            DISTRIBUTION (12B-1) FEES


12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the distribution of the Funds' shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Several of the Funds pay an annual Rule 12b-1 fee in the maximum amount of 0.25% of their average daily net assets


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Income dividends on the AZL Money Market Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any

                                       145
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity contracts or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

                                       146
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent return that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.


The following information has been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Funds' audited financial statements included in the Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (877) 833-7113. No information is presented for the AZL Neuberger Berman Regency Fund, AZL Oppenheimer Developing Markets Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund, and the AZL Van Kampen Global Real Estate Fund because these Fund's operations had not yet commenced during the periods presented.


                                       147
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
                                                -----------------------------------------
                                                                NET REALIZED
                                                               AND UNREALIZED                   DIVIDENDS TO SHAREHOLDERS FROM:
                                    NET ASSET                  GAINS/ (LOSSES)                 --------------------------------
                                      VALUE,         NET       ON  INVESTMENTS,    TOTAL FROM      NET        NET
                                    BEGINNING    INVESTMENT  FOREIGN CURRENCIES   INVESTMENT   INVESTMENT   REALIZED      TOTAL
                                    OF PERIOD   INCOME/(LOSS)   AND FUTURES        ACTIVITIES    INCOME      GAINS      DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH FUND
  Year Ended December 31, 2005        $ 8.62      (0.05)          0.99               0.94          -         (0.14)      (0.14)
  Year Ended December 31, 2004        $ 7.54      (0.04)          1.12               1.08          -           -            -
  Year Ended December 31, 2003        $ 5.48      (0.03)          2.09               2.06          -           -            -
  Year Ended December 31, 2002        $ 8.10      (0.02)         (2.60)             (2.62)         -           -            -
  May 1, 2001 to December 31, 2001(a) $ 10.00     (0.02)         (1.88)             (1.90)         -           -            -

AZL OPPENHEIMER EMERGING
TECHNOLOGIES FUND
  Year Ended December 31, 2005        $ 8.54      (0.08)          0.14               0.06          -           -            -
  Year Ended December 31, 2004        $ 9.00      (0.06)         (0.34)             (0.40)         -         (0.06)      (0.06)
  Year Ended December 31, 2003        $ 6.34      (0.05)          2.71               2.66          -           -            -
  Year Ended December 31, 2002        $ 10.77     (0.06)         (4.37)             (4.43)         -           -            -
  November 5, 2001 to December 31,
2001 (a)                              $ 10.00     (0.02)          0.79               0.77          -           -            -
AZL OPPENHEIMER INTERNATIONAL
GROWTH FUND
  Year Ended December 31, 2005        $ 13.20      0.02           1.83               1.85          -         (0.45)      (0.45)
  Year Ended December 31, 2004        $ 11.57      0.04           1.63               1.67       (0.04)         -         (0.04)
  Year Ended December 31, 2003        $ 8.75       0.12           2.81               2.93       (0.10)       (0.01)      (0.11)
  Year Ended December 31, 2002        $ 10.25      0.09          (1.50)             (1.41)      (0.09)         -         (0.09)
  November 5, 2001 to December 31,
2001 (a)                              $ 10.00     (0.01)          0.26               0.25          -           -            -
AZL DREYFUS FOUNDERS EQUITY GROWTH
FUND
  Year Ended December 31, 2005        $ 9.77         -            0.44               0.44       (0.03)       (0.34)      (0.37)
  Year Ended December 31, 2004        $ 9.07       0.03           0.66                             -           -            -
                                                                                     0.70****
  Year Ended December 31, 2003        $ 7.30      (0.01)          1.78               1.77          -           -            -
  Year Ended December 31, 2002        $ 10.55     (0.01)         (3.23)             (3.24)         -         (0.01)      (0.01)
  November 5, 2001 to December 31,
2001 (a)                              $ 10.00       -*            0.55               0.55          -           -            -
AZL VAN KAMPEN MID CAP GROWTH FUND
  Year Ended December 31, 2005        $ 10.95     (0.05)          1.97               1.92          -         (0.12)      (0.12)
  Year Ended December 31, 2004        $ 9.35      (0.06)          1.99               1.93          -         (0.33)      (0.33)
  Year Ended December 31, 2003        $ 7.28      (0.05)          2.12               2.07          -           -            -
  Year Ended December 31, 2002        $ 9.61      (0.02)         (2.31)             (2.33)         -           -            -
  May 1, 2001 to December 31, 2001(a) $ 10.00     (0.03)         (0.36)             (0.39)         -           -            -

AZL OCC RENAISSANCE FUND
  Year Ended December 31, 2005        $ 14.72      0.03          (0.60)             (0.57)         -         (1.15)      (1.15)
  Year Ended December 31, 2004        $ 12.93     (0.03)          1.92               1.89          -         (0.10)      (0.10)
  Year Ended December 31, 2003        $ 8.23        -*            4.82               4.82          -*        (0.12)      (0.12)
  Year Ended December 31, 2002        $ 11.02       -*           (2.76)             (2.76)         -*        (0.03)      (0.03)
  November 5, 2001 to December 31,
2001 (a)                              $ 10.00       -*            1.02               1.02          -*          -           -*
AZL OCC VALUE FUND
  Year Ended December 31, 2005        $ 13.60      0.10           0.23               0.33       (0.03)       (0.70)      (0.73)
  Year Ended December 31, 2004        $ 11.77      0.06           1.87               1.93       (0.02)       (0.08)      (0.10)
  Year Ended December 31, 2003        $ 8.15       0.06           3.62               3.68       (0.06)         -         (0.06)
  Year Ended December 31, 2002        $ 10.96      0.02          (2.74)             (2.72)      (0.02)       (0.07)      (0.09)
  November 5, 2001 to December 31,
2001 (a)                              $ 10.00       -*            0.96               0.96          -*           -           -*
AZL VAN KAMPEN EMERGING GROWTH FUND
  Year Ended December 31, 2005        $ 8.44      (0.02)          0.63               0.61          -           -            -
  Year Ended December 31, 2004        $ 7.90      (0.01)          0.55               0.54          -           -            -
  Year Ended December 31, 2003        $ 6.24      (0.03)          1.69               1.66          -           -            -
  Year Ended December 31, 2002        $ 9.22      (0.01)         (2.97)             (2.98)         -           -            -
  May 1, 2001 to December 31, 2001
(a)                                   $ 10.00     (0.01)         (0.77)             (0.78)         -           -            -
AZL VAN KAMPEN COMSTOCK FUND
  Year Ended December 31, 2005        $ 11.23      0.11           0.31               0.42       (0.04)       (0.46)      (0.50)
  Year Ended December 31, 2004        $ 9.63       0.10           1.54               1.64       (0.04)         -         (0.04)
  Year Ended December 31, 2003        $ 7.44       0.08           2.19               2.27       (0.08)         -         (0.08)
  Year Ended December 31, 2002        $ 9.39       0.03          (1.92)             (1.89)      (0.03)       (0.03)      (0.06)
  May 1, 2001 to December 31, 2001
(a)                                   $ 10.00      0.03          (0.59)             (0.56)      (0.03)       (0.02)      (0.05)
--------------------------------------------------------------------------------------------------------------------------------

                                       148
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
                                                          -------------------------------------------------------------------------

                                      NET                    NET           NET
                                     ASSET                  ASSETS,    INVESTMENT         EXPENSES          EXPENSES
                                     VALUE,                 END OF    INCOME/(LOSS)        BEFORE            NET OF       PORTFOLIO
                                     END OF     TOTAL       PERIOD    NET OF WAIVERS/      WAIVERS/         WAIVERS/       TURNOVER
                                     PERIOD   RETURN(B)**  ($000'S) REIMBURSEMENTS(C)  REIMBURSEMENTS(C)* REIMBURSEMENTS(C)  RATE(B)
-----------------------------------------------------------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
FUND
  Year Ended December 31, 2005        $ 9.42      10.95%    $102,925      (0.54%)            1.33%           1.24% (f)     154.15%
  Year Ended December 31, 2004        $ 8.62      14.32%    $ 90,935      (0.66)%            1.36%           1.29%         153.27%
  Year Ended December 31, 2003        $ 7.54      37.59%    $ 48,691      (0.80)%            1.51%           1.25%         184.79%
  Year Ended December 31, 2002        $ 5.48    (32.35)%    $ 12,265      (0.76)%            3.12%           1.25%         260.54%
  May 1, 2001 to December 31, 2001
(a)                                   $ 8.10    (19.00)%    $  2,999      (0.72)%            7.59%           1.25%         188.58%
AZL OPPENHEIMER EMERGING
TECHNOLOGIES FUND
  Year Ended December 31, 2005        $ 8.60       0.70%    $ 48,009      (1.05%)            1.35%           1.35% (h)     125.08%
  Year Ended December 31, 2004        $ 8.54     (4.33)%    $ 48,199      (0.85)%            1.31%           1.31%         174.40%
  Year Ended December 31, 2003        $ 9.00      41.96%    $ 39,938      (1.04)%            1.54%           1.25%         170.59%
  Year Ended December 31, 2002        $ 6.34    (41.13)%    $  9,231      (1.12)%            2.61%           1.25%         122.33%
  November 5, 2001 to December 31,
  2001 (a)                            $10.77       7.70%    $ 8,718       (1.02)%            3.19%           1.24%         10.69%
AZL OPPENHEIMER INTERNATIONAL
GROWTH FUND
  Year Ended December 31, 2005        $14.60      14.18%    $ 97,247        0.19%            1.51%           1.45%         19.24%
  Year Ended December 31, 2004        $13.20      14.48%    $ 38,049        0.21%            1.77%           1.40%         95.05%
  Year Ended December 31, 2003        $11.57      33.77%    $ 14,660        1.05%            1.91%           1.25%          9.22%
  Year Ended December 31, 2002        $ 8.75    (13.90)%    $ 6,395         0.91%            3.36%           1.25%          5.19%
  November 5, 2001 to December 31,
  2001 (a)                            $10.25       2.50%    $ 5,324         (0.52)%          3.56%           1.25%            -
AZL DREYFUS FOUNDERS EQUITY GROWTH
FUND
  Year Ended December 31, 2005        $ 9.84       4.56%    $ 88,325        0.00%            1.22%           1.19% (d)     134.74%
  Year Ended December 31, 2004        $ 9.77       7.72%    $ 76,509        0.36%            1.26%           1.17%         171.66%
  Year Ended December 31, 2003        $ 9.07      24.25%    $ 52,200      (0.16)%            1.39%           1.10%         44.54%
  Year Ended December 31, 2002        $ 7.30    (30.70)%    $ 19,191      (0.30)%            2.15%           1.10%         34.77%
  November 5, 2001 to December 31,
  2001 (a)                            $10.55       5.50%    $  7,977      (0.12)%            3.36%           1.09%          4.88%
AZL VAN KAMPEN MID CAP GROWTH FUND

  Year Ended December 31, 2005        $12.75      17.54%    $228,828      (0.63)%            1.30%           1.24% (f)     83.78%
  Year Ended December 31, 2004        $10.95      21.23%    $ 90,010      (0.77)%            1.32%           1.27%         123.60%
  Year Ended December 31, 2003        $ 9.35      28.43%    $ 52,424      (0.73)%            1.48%           1.20%         229.34%
  Year Ended December 31, 2002        $ 7.28    (24.25)%    $ 19,053      (0.50)%            2.31%           1.20%         179.22%
  May 1, 2001 to December 31, 2001
 (a)                                  $ 9.61     (3.90)%    $  5,461      (0.68)%            4.46%           1.20%         103.16%
AZL OCC RENAISSANCE FUND
  Year Ended December 31, 2005        $13.00       3.49%    $427,948        0.23%            1.19%           1.11% (e)     137.19%
  Year Ended December 31, 2004        $14.72      14.75%    $454,867      (0.26)%            1.24%           1.24%         43.66%
  Year Ended December 31, 2003        $12.93      58.66%    $252,374      (0.02)%            1.25%           1.10%         61.79%
  Year Ended December 31, 2002        $ 8.23    (25.08)%    $ 78,249        0.06%            1.40%           1.10%         66.85%
  November 5, 2001 to December 31,
  2001 (a)                            $11.02      10.20%    $  9,197      (0.07)%            2.96%           1.07%          8.84%
AZL OCC VALUE FUND
  Year Ended December 31, 2005        $13.20       2.67%    $223,695        0.76%            1.20%           1.15% (d)     122.68%
  Year Ended December 31, 2004        $13.60      16.52%    $229,389        0.56%            1.19%           1.18%         38.88%
  Year Ended December 31, 2003        $11.77      45.21%    $ 84,964        0.73%            1.27%           1.10%         80.85%
  Year Ended December 31, 2002        $ 8.15    (24.90)%    $ 23,347        0.57%            1.78%           1.10%         115.67%
  November 5, 2001 to December 31,
  2001 (a)                            $10.96       9.63%    $  6,461        0.11%            3.43%           1.09%         15.83%
AZL VAN KAMPEN EMERGING GROWTH FUND
  Year Ended December 31, 2005        $ 9.05       7.23%    $175,345      (0.18%)            1.27%           1.14% (d)     105.74%
  Year Ended December 31, 2004        $ 8.44       6.84%    $160,835      (0.08)%            1.30%           1.17%         170.59%
  Year Ended December 31, 2003        $ 7.90      26.60%    $109,338      (0.58)%            1.38%           1.10%         160.26%
  Year Ended December 31, 2002        $ 6.24    (32.32)%    $ 36,137      (0.40)%            2.07%           1.10%         188.69%
  May 1, 2001 to December 31, 2001
  (a)                                 $ 9.22     (7.80)%    $  6,209      (0.21)%            3.81%           1.10%         160.81%
AZL VAN KAMPEN COMSTOCK FUND
  Year Ended December 31, 2005        $11.15       3.92%    $559,933        1.44%            1.19%           1.18% (e)     30.83%
  Year Ended December 31, 2004        $11.23      17.12%    $380,374        1.13%            1.20%           1.20% ^       31.77%
  Year Ended December 31, 2003        $ 9.63      30.53%    $201,265        1.08%            1.28%           1.20%         36.85%
  Year Ended December 31, 2002        $ 7.44    (19.87)%    $ 72,833        1.14%            1.48%           1.20%         49.06%
  May 1, 2001 to December 31, 2001
  (a)                                 $ 9.39     (5.63)%    $ 17,029        1.01%            3.01%           1.20%         32.23%
-----------------------------------------------------------------------------------------------------------------------------------

                                       149
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------




                                                         INVESTMENT ACTIVITIES
                                               -----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED                   DIVIDENDS TO SHAREHOLDERS FROM:
                                   NET ASSET               GAINS/ (LOSSES) ON                -------------------------------------
                                    VALUE,         NET        INVESTMENTS,      TOTAL FROM     NET          NET
                                   BEGINNING   INVESTMENT  FOREIGN CURRENCIES   INVESTMENT   INVESTMENT   REALIZED      TOTAL
                                   OF PERIOD  INCOME/(LOSS)    AND FUTURES      ACTIVITIES    INCOME       GAINS      DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------

AZL LEGG MASON VALUE FUND
  Year Ended December 31, 2005        $ 11.59      (0.02)          0.74           0.72           -         (0.05)      (0.05)
  Year Ended December 31, 2004        $ 10.11       0.04           1.49           1.53        (0.05)         -         (0.05)
  Year Ended December 31, 2003        $  8.13       0.11           1.98           2.09        (0.11)         -         (0.11)
  Year Ended December 31, 2002        $ 10.14       0.10          (2.01)         (1.91)       (0.10)         -         (0.10)
  November 5, 2001 to December 31,
  2001 (a)                            $ 10.00       0.02           0.14           0.16        (0.02)         -         (0.02)
AZL VAN KAMPEN GROWTH AND INCOME
FUND
  Year Ended December 31, 2005        $ 11.76       0.10           0.98           1.08        (0.04)       (0.44)      (0.48)
  Year Ended December 31, 2004        $ 10.37       0.09           1.34           1.43        (0.04)         -         (0.04)
  Year Ended December 31, 2003        $  8.21       0.08           2.16           2.24        (0.08)         -         (0.08)
  Year Ended December 31, 2002        $  9.70       0.07          (1.49)         (1.42)       (0.07)         -         (0.07)
  May 1, 2001 to December 31, 2001
  (a)                                 $ 10.00       0.06          (0.30)         (0.24)       (0.06)         -         (0.06)
AZL DAVIS NY VENTURE FUND
  Year Ended December 31, 2005        $ 11.13       0.03           1.04           1.07        (0.01)       (0.20)      (0.21)
  Year Ended December 31, 2004        $ 10.10       0.06           1.00           1.06        (0.03)         -         (0.03)
  Year Ended December 31, 2003        $  7.86       0.06           2.24           2.30        (0.06)         -         (0.06)
  Year Ended December 31, 2002        $ 10.45       0.07          (2.58)         (2.51)       (0.07)       (0.01)      (0.08)
  November 5, 2001 to December 31,
  2001 (a)                            $ 10.00       0.02           0.45           0.47        (0.02)         -         (0.02)
AZL AIM BASIC VALUE FUND
  Year Ended December 31, 2005        $ 11.25       0.01           0.58           0.59           -         (0.28)      (0.28)
  Year Ended December 31, 2004        $ 10.15        -*            1.10           1.10           -           -            -
  Year Ended December 31, 2003        $  7.63      (0.01)          2.53           2.52           -           -            -
  May 1, 2002 to December 31, 2002
  (a)                                 $ 10.00       0.01          (2.37)         (2.36)       (0.01)         -         (0.01)
AZL SB LARGE CAP GROWTH FUND
  Year Ended December 31, 2005        $ 10.50      (0.02)          1.04           1.02        (0.03)       (0.01)      (0.04)
  Year Ended December 31, 2004        $ 10.06       0.04           0.40           0.44           -           -            -
  Year Ended December 31, 2003        $  8.09        -*            1.97           1.97          -*           -           -*
  May 1, 2002 to December 31, 2002
  (a)                                 $ 10.00        -*           (1.91)         (1.91)         -*           -           -*
AZL LEGG MASON GROWTH FUND
  Year Ended December 31, 2005        $ 11.24      (0.04)          1.28           1.24           -         (0.14)      (0.14)
  Year Ended December 31, 2004        $ 10.40      (0.05)          0.89           0.84           -           -            -
  Year Ended December 31, 2003        $  7.62      (0.03)          2.81           2.78           -           -            -
  May 1, 2002 to December 31, 2002
  (a)                                 $ 10.00      (0.02)         (2.36)         (2.38)          -           -            -
AZL AIM INTERNATIONAL EQUITY FUND
  Year Ended December 31, 2005        $ 12.64       0.02           2.04           2.06        (0.03)       (0.10)      (0.13)
  Year Ended December 31, 2004        $ 10.35       0.03           2.26           2.29           -           -            -
  Year Ended December 31, 2003        $  8.16       0.01           2.20           2.21        (0.02)         -         (0.02)
  May 1, 2002 to December 31, 2002
  (a)                                 $ 10.00      (0.01)         (1.83)         (1.84)          -           -            -
AZL OPPENHEIMER EMERGING GROWTH FUND
  Year Ended December 31, 2005        $ 13.98      (0.14)          0.85           0.71           -           -            -
  Year Ended December 31, 2004        $ 13.01      (0.11)          1.11           1.00           -         (0.03)      (0.03)
  Year Ended December 31, 2003        $  8.09      (0.07)          5.09           5.02           -         (0.10)      (0.10)
  May 1, 2002 to December 31, 2002
  (a)                                 $ 10.00      (0.02)         (1.89)         (1.91)          -           -            -
AZL MONEY MARKET FUND
  Year Ended December 31, 2005        $  1.00       0.03            -*            0.03        (0.03)         -         (0.03)
  Year Ended December 31, 2004        $  1.00       0.01            -*            0.01        (0.01)         -         (0.01)
  Year Ended December 31, 2003        $  1.00        -*             -*             -*           -*           -           -*
  Year Ended December 31, 2002        $  1.00       0.01            -*            0.01        (0.01)         -         (0.01)
  Year Ended December 31, 2001        $  1.00       0.03             -            0.03        (0.03)         -         (0.03)
  February 1, 2000 to December 31,
  2000 (a)                            $  1.00       0.05             -            0.05        (0.05)         -         (0.05)
AZL FRANKLIN SMALL CAP VALUE FUND
  Year Ended December 31, 2005        $ 15.63       0.08           1.02           1.10        (0.08)       (0.11)      (0.19)
  Year Ended  December 31, 2004       $ 12.71       0.13           2.80           2.93           -         (0.01)      (0.01)
  May 1, 2003 to December 31, 2003
  (a)                                 $ 10.00       0.08           2.75           2.83        (0.08)       (0.04)      (0.12)
---------------------------------------------------------------------------------------------------------------------------------

                                       150
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
                                                         -------------------------------------------------------------------------
                                      NET                   NET             NET
                                     ASSET                 ASSETS,       INVESTMENT       EXPENSES          EXPENSES
                                     END OF                END OF      INCOME/(LOSS)       BEFORE            NET OF        PORTFOLIO
                                     VALUE,     TOTAL      PERIOD     NET OF WAIVERS/     WAIVERS/           WAIVERS/       TURNOVER
                                     PERIOD   RETURN(B)** ($000'S)   REIMBURSEMENTS(C) REIMBURSEMENTS(C)* REIMBURSEMENTS(C)  RATE(B)
-----------------------------------------------------------------------------------------------------------------------------------
AZL LEGG MASON VALUE FUND
  Year Ended December 31, 2005        $12.26       6.27%   $280,336        (0.32)%          1.20%              1.20%          8.21%
  Year Ended December 31, 2004        $11.59      15.15%   $ 79,298          0.28%          1.20%              1.18%        121.63%
  Year Ended December 31, 2003        $10.11      25.89%   $ 32,322          1.42%          1.32%              1.10%         38.60%
  Year Ended December 31, 2002        $ 8.13    (18.88)%   $ 8,586           1.31%          2.30%              1.10%         61.45%
  November 5, 2001 to December 31,
  2001 (a)                            $10.14       1.63%   $ 5,165           1.54%          3.70%              1.09%          6.46%
AZL VAN KAMPEN GROWTH AND INCOME
FUND
  Year Ended December 31, 2005        $12.36       9.24%   $315,538          1.02%          1.20%              1.18% (d)     40.15%
  Year Ended December 31, 2004        $11.76      13.82%   $229,249          0.87%          1.21%              1.17%         53.80%
  Year Ended December 31, 2003        $10.37      27.46%   $146,172          1.07%          1.29%              1.10%         57.44%
  Year Ended December 31, 2002        $ 8.21    (14.71)%   $ 47,721          0.94%          1.58%              1.10%         60.56%
  May 1, 2001 to December 31, 2001
  (a)                                 $ 9.70     (2.41)%   $ 16,401          1.00%          2.71%              1.10%         56.31%
AZL DAVIS NY VENTURE FUND
  Year Ended December 31, 2005        $11.99       9.68%   $348,036          0.54%          1.20%              1.20%          3.62%
  Year Ended December 31, 2004        $11.13      10.56%   $152,470          0.65%          1.20%              1.18%         57.45%
  Year Ended December 31, 2003        $10.10      29.43%   $ 48,998          0.80%          1.39%              1.10%         21.56%
  Year Ended December 31, 2002        $ 7.86    (24.18)%   $ 15,988          0.83%          2.18%              1.10%         58.40%
  November 5, 2001 to December 31,
  2001 (a)                            $10.45       4.67%   $ 8,602           1.06%          3.28%              1.09%          8.63%
AZL AIM BASIC VALUE FUND
  Year Ended December 31, 2005        $11.56       5.29%   $179,708          0.12%          1.20%              1.20% (d)     18.38%
  Year Ended December 31, 2004        $11.25      10.84%   $170,491        (0.00)%          1.20%              1.17%         15.47%
  Year Ended December 31, 2003        $10.15      33.03%   $ 91,232        (0.10)%          1.28%              1.10%         17.11%
  May 1, 2002 to December 31, 2002
  (a)                                 $ 7.63    (23.64)%   $ 20,776          0.22%          2.19%              1.10%         13.05%
AZL SB LARGE CAP GROWTH FUND
  Year Ended December 31, 2005        $11.48       9.70%   $223,064        (0.16)%          1.21%              1.20% (d)     78.89%
  Year Ended December 31, 2004        $10.50       4.37%   $135,712          0.56%          1.24%              1.19%         31.73%
  Year Ended December 31, 2003        $10.06      24.39%   $ 66,233          0.06%          1.38%              1.15%         19.22%
  May 1, 2002 to December 31, 2002
  (a)                                 $ 8.09    (19.08)%   $ 11,680          0.05%          2.88%              1.15%         46.38%
AZL LEGG MASON GROWTH FUND
  Year Ended December 31, 2005        $12.34      11.06%   $79,579         (0.50)%          1.30%              1.30% (f)    106.33%
  Year Ended December 31, 2004        $11.24       8.08%   $ 49,355        (0.51)%          1.35%              1.27%        138.77%
  Year Ended December 31, 2003        $10.40      36.48%   $ 30,276        (0.55)%          1.63%              1.20%        139.34%
  May 1, 2002 to December 31, 2002
  (a)                                 $ 7.62    (23.80)%   $ 6,131         (0.51)%          3.78%              1.20%        133.17%
AZL AIM INTERNATIONAL EQUITY FUND
  Year Ended December 31, 2005        $14.57      16.36%   $169,997          0.52%          1.50%              1.43% (g)     34.54%
  Year Ended December 31, 2004        $12.64      22.13%   $ 57,135          0.38%          1.79%              1.40%         48.64%
  Year Ended December 31, 2003        $10.35      27.14%   $ 21,795          0.24%          2.15%              1.25%         83.36%
  May 1, 2002 to December 31, 2002
  (a)                                 $ 8.16    (18.40)%   $ 8,298         (0.16)%          3.70%              1.25%         74.30%
AZL OPPENHEIMER EMERGING GROWTH FUND
  Year Ended December 31, 2005        $14.69       5.08%   $132,560        (1.06)%          1.35%              1.35%        193.67%
  Year Ended December 31, 2004        $13.98       7.76%   $122,817        (1.02)%          1.32%              1.32%        189.43%
  Year Ended December 31, 2003        $13.01      62.03%   $ 64,589        (1.11)%          1.39%              1.25%        174.59%
  May 1, 2002 to December 31, 2002
  (a)                                 $ 8.09    (19.10)%   $ 13,913        (0.57)%          2.38%              1.25%        144.70%
AZL MONEY MARKET FUND
  Year Ended December 31, 2005        $ 1.00       2.57%   $330,910          2.58%          0.74%              0.74%          N/A
  Year Ended December 31, 2004        $ 1.00       0.67%  $ 236,639          0.70%          0.78%              0.78%          N/A
  Year Ended December 31, 2003        $ 1.00       0.34%  $ 186,491          0.34%          0.88%              0.88%          N/A
  Year Ended December 31, 2002        $ 1.00       0.84%  $ 193,157          0.81%          0.89%              0.87%          N/A
  Year Ended December 31, 2001        $ 1.00       3.27%  $ 104,481          2.53%          1.21%              0.90%          N/A
  February 1, 2000 to December 31,
  2000 (a)                            $ 1.00       5.21%   $ 22,258          5.62%          1.51%              0.90%          N/A
AZL FRANKLIN SMALL CAP VALUE FUND
  Year Ended December 31, 2005        $16.54       7.03%   $269,237          0.49%          1.15%              1.15%         85.56%
  Year Ended  December 31, 2004       $15.63      23.10%   $128,697          1.68%          1.23%              1.23%         21.14%
  May 1, 2003 to December 31, 2003
  (a)                                 $12.71      28.38%   $ 25,494          1.54%          1.60%              1.25%         13.67%
-----------------------------------------------------------------------------------------------------------------------------------

                                       151
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT ACTIVITIES
                                              -----------------------------------------
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                                  GAINS/                          DIVIDENDS TO SHAREHOLDERS FROM:
                                     NET ASSET                  (LOSSES) ON                     ------------------------------------
                                       VALUE,        NET       INVESTMENTS,          TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT   FOREIGN CURRENCIES    INVESTMENT   INVESTMENT    REALIZED     TOTAL
                                     OF PERIOD  INCOME/(LOSS)   AND FUTURES          ACTIVITIES     INCOME      GAINS     DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE FUND
  Year Ended December 31, 2005         $ 13.88       0.08           1.54                 1.62          -         (0.04)      (0.04)
  Year Ended December 31, 2004         $ 12.37       0.08           1.43                 1.51          -           -            -
  May 1, 2003 to December 31, 2003 (a) $ 10.00       0.02           2.36                 2.38       (0.01)         -*        (0.01)
AZL DREYFUS PREMIER SMALL CAP
VALUE FUND
  Year Ended December 31, 2005         $ 12.06       0.01           0.40                 0.41          -         (0.17)      (0.17)
  May 3, 2004 to December 31, 2004 (a) $ 10.00       0.01           2.16                 2.17       (0.01)       (0.10)      (0.11)
AZL OPPENHEIMER GLOBAL FUND
  Year Ended December 31, 2005         $ 11.58       0.03           1.43                 1.46          -         (0.03)      (0.03)
  May 3, 2004 to December 31, 2004 (a) $ 10.00      (0.01)          1.59                 1.58          -           -            -
AZL OPPENHEIMER MAIN STREET FUND
  Year Ended December 31, 2005         $ 10.79       0.07           0.51                 0.58          -         (0.01)      (0.01)
  May 3, 2004 to December 31, 2004 (a) $ 10.00       0.06           0.80                 0.86       (0.06)       (0.01)      (0.07)
AZL VAN KAMPEN EQUITY AND INCOME
FUND
  Year Ended December 31, 2005         $ 10.86       0.14           0.59                 0.73          -         (0.01)      (0.01)
  May 3, 2004 to December 31, 2004 (a) $ 10.00       0.05           0.86                 0.91       (0.05)         -         (0.05)
AZL JENNISON 20/20 FOCUS FUND
  April 29, 2005 to December 31, 2005  $ 10.00       0.01           2.35                 2.36       (0.01)         -         (0.01)
AZL JENNISON GROWTH FUND
  April 29, 2005 to December 31, 2005  $ 10.00      (0.01)          2.09                 2.08          -           -            -
AZL SB SMALL CAP GROWTH FUND
  April 29, 2005 to December 31, 2005  $ 10.00      (0.01)          1.24                 1.23          -           -            -

-----------------------------------------------------------------------------------------------------------------------------------
*    Amount less than $.005.
**   The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
***  During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
**** Also includes net realized gain of 0.01 from payment by affiliate for the disposal of investments in violation of restrictions.
^    Includes recoupment of prior expenses reimbursed by the Manager.
#    Average shares method used in calculation
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  The net expense ratio prior to expenses paid indirectly was 1.20%
(e)  The net expense ratio prior to expenses paid indirectly was 1.19%
(f)  The net expense ratio prior to expenses paid indirectly was 1.30%
(g)  The net expense ratio prior to expenses paid indirectly was 1.45%
(h)  The net expense ratio prior to expenses paid indirectly was 1.35%
(i)  The net expense ratio prior to expenses paid indirectly was 1.42%

                                       152
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
                                                          -------------------------------------------------------------------------
                                                             NET            NET
                                     NET ASSET              ASSETS,     INVESTMENT          EXPENSES         EXPENSES
                                      VALUE,                END OF     INCOME/(LOSS)         BEFORE           NET OF       PORTFOLIO
                                      END OF     TOTAL      PERIOD    NET OF WAIVERS/       WAIVERS/         WAIVERS/       TURNOVER
                                      PERIOD  RETURN(B)**  ($000'S)  REIMBURSEMENTS(C) REIMBURSEMENTS(C)* REIMBURSEMENTS(C)  RATE(B)
-----------------------------------------------------------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE FUND
  Year Ended December 31, 2005        $15.46    11.64%     $255,583          1.19%            1.42%           1.42% (i)      16.33%
  Year Ended December 31, 2004        $13.88    12.21%     $122,818          0.80%            1.48%           1.44%           9.40%
  May 1, 2003 to December 31, 2003
  (a)                                 $12.37    23.90%     $ 23,982          0.57%            1.70%           1.35%           3.31%
AZL DREYFUS PREMIER SMALL CAP VALUE
FUND
  Year Ended December 31, 2005        $12.30     3.39%     $56,954           0.10%            1.41%           1.35%         111.78%
  May 3, 2004 to December 31, 2004
  (a)                                 $12.06    21.72%     $ 30,773          0.24%            1.51%           1.35%          83.52%
AZL OPPENHEIMER GLOBAL FUND
  Year Ended December 31, 2005        $13.01    12.62%     $151,585          0.21%            1.45%           1.45%          27.47%
  May 3, 2004 to December 31, 2004
  (a)                                 $11.58    15.80%     $ 78,636        (0.21)%            1.51%           1.45%           9.61%
AZL OPPENHEIMER MAIN STREET FUND
  Year Ended December 31, 2005        $11.36     5.45%     $ 99,016          0.70%            1.28%           1.19% (d)      80.76%
  May 3, 2004 to December 31, 2004
  (a)                                 $10.79     8.60%     $ 65,487          1.52%            1.29%           1.20%          75.56%
AZL VAN KAMPEN EQUITY AND INCOME
FUND
  Year Ended December 31, 2005        $11.58     6.75%     $162,671          1.55%            1.18%           1.18%          46.94%
  May 3, 2004 to December 31, 2004
  (a)                                 $10.86     9.12%     $ 81,218          1.40%            1.22%           1.20%          44.65%
AZL JENNISON 20/20 FOCUS FUND
  April 29, 2005 to December 31,
  2005                                $12.35    23.61%     $146,054          0.28%            1.23%           1.20%          59.04%
AZL JENNISON GROWTH FUND
  April 29, 2005 to December 31,
  2005                                $12.08    20.80%     $ 36,577        (0.45)%            1.29%           1.20%          24.31%
AZL SB SMALL CAP GROWTH FUND
  April  29,  2005 to  December  31,
  2005                                $11.23    12.30%     $ 45,548        (0.22)%            1.35%           1.35%          83.87%

-----------------------------------------------------------------------------------------------------------------------------------

                                       153
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

Each Fund's annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

PROXY VOTING RECORDS


Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Allianz Life website at https://www.allianzlife.com/ProductsServices/Annuities/Variable/OptionInfo.aspx or by accessing the SEC's EDGAR database via the Internet at www.sec.gov.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


You can get free copies of Reports and the SAI by accessing the Allianz Life website at https://www.allianzlife.com/ ProductsServices/
Annuities/Variable/OptionInfo.aspx, or request other information and discuss your questions about the Allianz VIP Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                              ALLIANZ VIP FUNDS
                              3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                              TELEPHONE: 1-877-833-7113


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)


BY MAIL:


Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

(The SEC charges a fee to copy any documents.)









Investment Company Act file no. 811-9491





                          PART A - PROSPECTUS - VERSION B
                         _________________________________


                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST


                        AZL FRANKLIN SMALL CAP VALUE FUND
                 (FORMERLY USAZ PIMCO NFJ SMALL CAP VALUE FUND)

                              AZL MONEY MARKET FUND

                      AZL VAN KAMPEN EQUITY AND INCOME FUND

                      AZL VAN KAMPEN GLOBAL FRANCHISE FUND

                      AZL VAN KAMPEN GROWTH AND INCOME FUND


                          PROSPECTUS DATED MAY 1, 2006


                   ALLIANZ LIFE ADVISERS, LLC (THE "MANAGER")

   Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable annuity or life insurance contract.

   This Prospectus must be accompanied or preceded by a current prospectus for the variable annuity contracts or variable life insurance policies that invest in the Funds.

                                   QUESTIONS?
        Call toll free 1-877-833-7113 or your investment representative.

           The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or
           determined whether this Prospectus is truthful or complete.
            Any representation to the contrary is a criminal offense.

   AZL is a registered trademark of Allianz AG, which is the ultimate owner of the Manager.


------------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENT
                                RISKS AND PERFORMANCE INFORMATION

Carefully review this important section, which summarizes each Fund's investments, strategies and risks.

                           OVERVIEW..............................................................        2
                           RISK/RETURN SUMMARY...................................................        3
                           AZL Franklin Small Cap Value Fund.....................................        3
                           AZL Money Market Fund.................................................        7
                           AZL Van Kampen Equity and Income Fund.................................       10
                           AZL Van Kampen Global Franchise Fund..................................       14
                           AZL Van Kampen Growth and Income Fund.................................       18
                           MORE ABOUT THE FUNDS..................................................       22
                           Temporary Defensive Positions.........................................       22
                           Portfolio Turnover....................................................       22
                           Foreign and Emerging Markets Risks....................................       22
                           Derivative Instruments Risks..........................................       23

FUND MANAGEMENT
Review this section for details on the people and organizations who oversee the Funds.

                           The Manager...........................................................       24
                           The Subadvisers.......................................................       24
                           Duties of the Manager and Subadvisers.................................       24
                           Fees..................................................................       25
                           Portfolio Managers of the Subadvisers.................................       25
                           Legal Proceedings.....................................................       27
                           The Administrator and Distributor.....................................       30

SHAREHOLDER INFORMATION
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.

                           Pricing of Fund Shares................................................       31
                           Money Market Fund.....................................................       31
                           Purchase and Redemption of Shares.....................................       31
                           Market Timing.........................................................       32
                           Distribution (12b-1) Fees.............................................       34
                           Dividends, Distributions and Taxes....................................       34

FINANCIAL HIGHLIGHTS
Review this section for details on the Funds.

                           Financial Highlights..................................................       35

BACK COVER

                           Where to Learn More About Allianz VIP Funds

                                       1
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
OVERVIEW                                               ALLIANZ VIP FUNDS
--------------------------------------------------------------------------------


The Allianz Variable Insurance Products Trust (the " VIP Trust") offers a number of separate investment portfolios (together, the "Funds" or the "Allianz VIP Funds," and each individually, a "Fund"). The Funds are managed by Allianz Life Advisers, LLC (the "Manager," previously known as USAllianz Advisers, LLC), which in turn has retained certain asset management firms (the "Subadvisers") to make investment decisions on behalf of the Funds. The Manager selected each Subadviser based on the Subadviser's experience with the investment strategy for which it was selected. Set forth below are the Funds and the corresponding Subadviser. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies affiliated with the Manager.

The Board of Trustees of the VIP Trust approved a change in the name of the Funds effective May 1, 2006. In the new Fund names, AZL replaces USAZ. For example, the USAZ Money Market Fund is now the AZL Money Market Fund. In addition, the name of the Trust has changed to the Allianz Variable Insurance Products Trust from the USAllianz Variable Insurance Products Trust.

FUND                                                          SUBADVISER
------------------------------------------------------------ ---------------------------------------------------------------
AZL Franklin Small Cap Value Fund*                           Franklin Advisory Services, LLC
------------------------------------------------------------ ---------------------------------------------------------------

AZL Money Market Fund                                        Prudential Investment Management, Inc.
                                                             (affiliated with Jennison Associates LLC)
------------------------------------------------------------ ---------------------------------------------------------------
AZL Van Kampen Equity and Income Fund                        Van Kampen Asset Management
AZL Van Kampen Global Franchise Fund
AZL Van Kampen Growth and Income Fund
------------------------------------------------------------ ---------------------------------------------------------------

*The Fund name and subadviser changed effective April 4, 2005:
------------------------------------------------------------ ---------------------------------------------------------------
CURRENT FUND NAME AND (SUBADVISER)                           PREVIOUS FUND NAME AND (SUBADVISER)
------------------------------------------------------------ ---------------------------------------------------------------
USAZ Franklin Small Cap Value Fund                           USAZ PIMCO NFJ Small Cap Value Fund
(Franklin Advisory Services, LLC)                            (NFJ Investment Group L.P. and PIMCO Advisers Retail
                                                             Holdings, LLC)
------------------------------------------------------------ ---------------------------------------------------------------

Certain of the Funds may have similar names and investment objectives to other mutual funds managed by one of the Subadvisers. However, the asset size and portfolio composition of a Fund may be different from those of the similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Other funds may be added or removed from the VIP Trust from time to time.

The AZL Franklin Small Cap Value Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), this fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending) in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" policy, which means that it may be changed without the vote of a majority of a Fund's outstanding shares as defined in the 1940 Act. The name of this Fund may be changed at any time by a vote of the Board of Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

The following is a summary of certain key information that describes each Fund's objectives, principal investment strategies, principal investment risks and certain performance information.

                                       2
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                           AZL FRANKLIN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Franklin Small Cap Value Fund is long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations similar to those that comprise the Russell 2500 index at the time of purchase. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

The Fund invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth
o Recent sharp price declines (fallen angels) but still have growth potential in the Subadviser's opinion
o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

A stock price is undervalued when it is less than the price at which the Subadviser believes it would trade if the market reflected all factors relating to the company's worth. The Subadviser may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets. The Fund may hold up to 15% of its net assets in illiquid securities.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the risk that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or

                                       3
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o CAPITALIZATION RISK: Because the Fund invests significantly in small-cap companies, it has capitalization risk. These companies may present additional risk because they may have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

o ILLIQUID AND RESTRICTED SECURITIES: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.

For more information about Temporary Defensive Positions and Foreign and Emerging Markets Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Investing for long-term goals, such as retirement
o    Seeking long-term growth of capital
o Willing to accept the additional risk associated with investing in undervalued small capitalization securities for the potential reward of greater capital appreciation

This Fund may not be appropriate for someone:

o        Seeking to avoid market risk and volatility
o        Investing for the short-term or investing emergency reserves

PERFORMANCE INFORMATION*

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                                       4
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2004: 23.10% 2005: 7.03%]
----------------------------------------------
* Prior to April 4, 2005 this Fund was subadvised by PIMCO Advisors Retail Holding LLC and NFJ Investment Group LP and was known as the USAZ PIMCO NFJ Small Cap Value Fund.

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2004)..................................5.85%
            Lowest (Q2, 2005)...................................0.70%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL FRANKLIN SMALL CAP VALUE FUND                            05/01/2003               7.03%                 21.77%
                                                        ---------------------- --------------------- ---------------------
RUSSELL 2000 VALUE INDEX                                                              4.71%                 24.63%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 2000 VALUE INDEX, AN UNMANAGED INDEX THAT REPRESENTS THE PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

FEES AND EXPENSES - AZL FRANKLIN SMALL CAP VALUE FUND ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.
         Management Fee.................................................   .75%
         Distribution (12b-1) Fees......................................   .25%
         Other Expenses.................................................   .15%
                                                                         ------
         Total Annual Fund Operating Expenses...........................  1.15%
         Fee Waiver (1).................................................   .00%
                                                                         ------
         Net Annual Fund Operating Expenses (1).......................... 1.15%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

                                       5
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
           $117             $365              $633             $1,398

                                       6
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                      AZL MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Money Market Fund is current income consistent with stability of principal, which may not be changed without shareholder approval.

The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments, including:

o    U.S. Government securities;

o Certificates of deposits, time deposits, bankers' acceptances and other short-term instruments issued by U.S. or foreign banks;

o U.S. and foreign commercial paper and other short-term corporate debt obligations, including those with floating rate or variable rates of interest;

o Obligations issued or guaranteed by one or more foreign governments or their agencies, including supranational entities;

o    Loan participation interests;

o    Asset backed securities; and

o Repurchase agreements collateralized by the types of securities described above.

The Fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Fund is subject to certain federal rules which require it to:

o    maintain an average dollar-weighted portfolio maturity of 90 days or less

o buy individual securities that have remaining maturities of 397 days or less

o    invest only in high-quality, dollar-denominated, short-term obligations.

The Fund engages in active and frequent trading in order to achieve its investment objectives.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund faces the following general risks:

o INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.

o CREDIT RISK: Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

o INCOME RISK: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance.

For more information about Portfolio Turnover, see "More about the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Money Market Fund if you:
o        Are seeking preservation of capital

                                       7
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o        Have a low risk tolerance
o        Have a short term investing horizon or goal

The Money Market Fund will not be appropriate for anyone:

o        Seeking high total returns
o        Pursuing a long-term goal or investing for retirement

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Money Market Fund may also become extremely low and possibly negative.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2001: 3.27% 2002: 0.84% 2003: 0.34% 2004: 0.67% 2005:2.57%]
--------------------------------------------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q1, 2001)..................................1.22%
            Lowest (Q3, 2003)..................................-0.07%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                ONE YEAR ENDED                                 SINCE
                                              INCEPTION        DECEMBER 31, 2005         5 YEAR              INCEPTION
                                         -------------------- -------------------- -------------------- --------------------
AZL MONEY MARKET FUND                         2/1/2000               2.57%                1.54%                2.17%
                                         -------------------- -------------------- -------------------- --------------------
3 MONTH U.S. TREASURY BILL INDEX                                     3.07%                2.11%                2.70%
                                         -------------------- -------------------- -------------------- --------------------

THE FUND'S PERFORMANCE IS COMPARED TO THE 3 MONTH U.S. TREASURY BILL INDEX. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE SERVICES.

                                       8
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL MONEY MARKET FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

         Management Fee...............................................   .35%
         Distribution (12b-1) Fees....................................   .25%
         Other Expenses...............................................   .14%
                                                                       ------
         Total Annual Fund Operating Expenses.........................   .74%
         Fee Waiver (1)...............................................   .00%
                                                                       ------
         Net Annual Fund Operating Expenses (1).......................   .74%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to .87% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.


EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
             $76            $237              $411              $918

                                       9
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                    AZL VAN KAMPEN EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Equity and Income Fund is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. The Fund's objective may be changed by the Trustees of the Fund without shareholder approval.

Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Subadviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities.

The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Fund's Subadviser believes offer the potential for income with safety of principal and long-term growth of capital. At times, the Subadviser may emphasize certain sectors. Portfolio securities are typically sold when the assessments of the Fund's Subadviser of the income or growth potential of such securities materially change.

The Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs") and up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may invest in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, may present greater risk than investing in foreign issuers generally.

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in

                                       10
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o INCOME RISK: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

o CALL RISK: If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

o INDUSTRY SECTOR RISK: At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations and development of new products and structures are all likely to have a significant impact on financial services companies.

o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REIT's) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in this Fund if you are:

o    Seeking a high level of income
o    Seeking to grow your capital over the long-term
o    Able to withstand volatility in the value of the shares of the Fund
o Looking for a fund that emphasizes a value style of investing and invests primarily in income-producing equity instruments and debt securities

This Fund will not be appropriate for someone:

o    Seeking a short-term investment
o    Investing in emergency reserves

                                       11
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2005: 6.75%]
---------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q3, 2005)..................................4.37%
            Lowest (Q1, 2005)..................................-1.01%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                    ONE YEAR ENDED           SINCE
                                                                  INCEPTION        DECEMBER 31, 2005       INCEPTION
                                                             -------------------- -------------------- -------------------
AZL VAN KAMPEN EQUITY AND INCOME FUND                             5/3/2004               6.75%               9.61%
                                                             -------------------- -------------------- -------------------
RUSSELL 1000 VALUE INDEX                                                                 7.05%               13.82%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       12
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN EQUITY AND INCOME FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

         Management Fee (1)...........................................  .75%
         Distribution (12b-1) Fees....................................  .25%
         Other Expenses...............................................  .19%
                                                                       -----
         Total Annual Fund Operating Expenses (1)..................... 1.19%
         Fee Waiver (2)...............................................  .00%
                                                                       -----
         Net Annual Fund Operating Expenses (2)....................... 1.19%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .70% for the 12-month period ending April 30, 2007.

(2) Based on estimated fees and expenses for the current fiscal year, the Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the share class and additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $121              $378             $654              $1,443

                                       13
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                       AZL VAN KAMPEN GLOBAL FRANCHISE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Global Franchise Fund is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Fund's Subadviser emphasizes individual stock selection and seeks to identify securities of issuers located throughout the world, including both developed and emerging market countries, that meet its investment criteria. Under normal market conditions, the Subadviser invests at least 65% of its total assets in securities of issuers from at least three different countries, which may include the United States.

The Subadviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management, and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Fund is based on the Subadviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Subadviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Subadviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies and but will invest less than 25% in any one industry. The Subadviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment may improve the Fund's valuation and/or quality.

The Subadviser may invest in certain derivative instruments, such as options, futures, options on futures and currency related transactions, and may use certain techniques, such as hedging, to manage the risks of investing in foreign and emerging markets. However, the Subadviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

o VALUE STOCKS RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or

                                       14
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 that the returns on "value" equity securities are less than returns on other styles of investing, or the overall stock market.

o CAPITALIZATION RISK: To the extent the Fund invests significantly in mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOCUSED INVESTMENT RISK: Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
o        Seeking capital appreciation over the long-term
o        Are not seeking current income from your investment
o Are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market countries
o        Can withstand the volatility in the value of your shares in the Fund
o        Investing for long-term goals, such as retirement

This Fund will not be appropriate for someone:
o        Seeking safety of principal
o        Investing for the short-term or investing emergency reserves
o        Looking primarily for regular income

                                       15
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC - 2004: 12.21% 2005: 11.64%]
-----------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q4, 2004)..................................3.66%
            Lowest (Q1, 2004)..................................-2.40%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN GLOBAL FRANCHISE FUND                          5/1/2003                11.64%                17.91%
                                                        ---------------------- --------------------- ---------------------
MSCI WORLD INDEX                                                                      9.49%                 19.69%

THE FUND'S PERFORMANCE IS COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX, AN UNMANAGED MARKET CAPITALIZATION-WEIGHTED EQUITY INDEX WHICH MONITORS THE PERFORMANCE OF STOCKS FROM AROUND THE WORLD. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       16
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN GLOBAL FRANCHISE FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

         Management Fee..............................................  .95%
         Distribution (12b-1) Fees...................................  .25%
         Other Expenses..............................................  .23%
                                                                      -----
         Total Annual Fund Operating Expenses........................ 1.43%
         Fee Waiver (1)..............................................  .04%
                                                                      -----
         Net Annual Fund Operating Expenses (1)...................... 1.39%

(1) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.39% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $146              $452             $782              $1,713

                                       17
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY                       AZL VAN KAMPEN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the AZL Van Kampen Growth and Income Fund is income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 65% of its total assets in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by S&P or by Moody's.

In selecting securities for investment the Fund will focus primarily on the security's potential for income and capital growth. The Fund's Subadviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Fund's Subadviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Fund may invest in securities of small- or medium-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's Subadviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs") and up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SELECTION RISK: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectiveS.

o CAPITALIZATION RISK: To the extent the Fund Invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN AND EMERGING MARKETS RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than investing in foreign issuers generally.

                                       18
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in derivative instruments such as futures, options and options on futures, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REIT's) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:
o        Investing for long-term goals, such as retirement
o        Seeking income and growth of capital
o Pursuing a balanced approach to investments in both growth and income producing securities

This Fund will not be appropriate for someone:
o        Pursuing an aggressive high growth investment strategy
o        Seeking a stable share price
o        Investing emergency reserves

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for 1 year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Fund's performance would have been lower.

The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

                                       19
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

                         PERFORMANCE BAR CHART AND TABLE
                           Calendar Year Total Return

[BAR CHART GRAPHIC: 2002: -14.71% 2003: 27.46% 2004: 13.82% 2005: 9.24%]
------------------------------------------------------------------------

     HIGHEST AND LOWEST QUARTER RETURNS (for periods shown in the bar chart)

            Highest (Q2, 2003).................................15.92%
            Lowest (Q3, 2002).................................-17.75%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                  ONE YEAR ENDED            SINCE
                                                              INCEPTION         DECEMBER 31, 2005         INCEPTION
                                                        ---------------------- --------------------- ---------------------
AZL VAN KAMPEN GROWTH AND INCOME FUND                         5/1/2001                9.24%                 6.11%
                                                        ---------------------- --------------------- ---------------------
RUSSELL 1000 VALUE INDEX                                                              7.05%                 5.95%

THE FUND'S PERFORMANCE IS COMPARED TO THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE CERTAIN SECURITIES FOUND IN THE RUSSELL UNIVERSE WITH LESS-THAN-AVERAGE GROWTH ORIENTATION AND LOW PRICE-TO-BOOK AND EARNINGS RATIOS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR SERVICES PROVIDED TO THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

                                       20
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

FEES AND EXPENSES - AZL VAN KAMPEN GROWTH & INCOME FUND

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The tables below only reflect Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

         Management Fee (1)..............................................   .76%
         Distribution (12b-1) Fees.......................................   .25%
         Other Expenses..................................................   .19%
                                                                          ------
         Total Annual Fund Operating Expenses (1)........................  1.20%
         Fee Waiver (2)..................................................   .00%
                                                                          ------
         Net Annual Fund Operating Expenses (2)..........................  1.20%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to .675% on the first $100 million of assets and .65% on assets over $100 million for the 12-month period ending April 30, 2007.

(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2007. The Fund is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Fund to exceed the expense limitation noted above during any given one year period. The Fund's ability to reimburse AZL in this manner only applies to fees paid or reimbursements made by AZL within the previous three years.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.

EXPENSE EXAMPLE

Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         -------------------------------------------------------------
         $122              $381             $660              $1,455

                                       21
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------
Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment among the Funds. The Funds have the flexibility to make portfolio investments and engage in other investment techniques that are in addition to the principal strategies discussed in this prospectus. More information on the Funds' investment strategies and risks may be found in the Statement of Additional Information (see back cover).

Unless otherwise indicated, any percentage limitation on a Fund's holdings which is set forth in the Risk/Return Summaries above is applied only when securities of the kind in question are purchased.

In addition to the information about the Funds in the Risk/Return Summaries, investors should consider the following information about the Funds:

                          TEMPORARY DEFENSIVE POSITIONS

In order to meet liquidity needs or for temporary defensive purposes, each Fund may hold investments, including uninvested cash reserves, that are not part of its main investment strategy. Each of the Funds, except the Money Market Fund, may invest for temporary defensive purposes up to 100% of its total assets in money market instruments, including short-term debt securities issued by the U.S. Government and its agencies and instrumentalities, domestic bank obligations, commercial paper or in repurchase agreements secured by bank instruments (with regard to Funds that invest in foreign securities, such investments may include those of foreign governments and companies). In addition, each Fund may hold equity securities which in the Subadviser's opinion are more conservative than the types of securities in which the Fund typically invests. To the extent the Funds are engaged in temporary or defensive investments, a Fund may not achieve its investment objective.

                               PORTFOLIO TURNOVER

Certain of the Funds engage in short-term trading and have portfolio turnover rates in excess of 100%. While other Funds do not normally engage in short-term trading, in some cases in response to market conditions, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may adversely affect the Fund's performance. For further information on the portfolio turnover rates of the Funds, see the section of the prospectus entitled "Financial Highlights."

                        FOREIGN AND EMERGING MARKETS RISK

The Funds which can invest in securities of foreign issuers may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include:

o the lack of, or less stringent, uniform accounting, auditing and financial reporting standards;

o    changes in currency exchange rates;

o nationalization, confiscation, difficulties enforcing contracts or foreign withholding taxes;

o political instability and diplomatic developments that could adversely affect a Fund's investments;

o less government oversight of foreign stock exchanges, brokers and listed companies;

o less liquidity due to lower trading volumes of foreign markets, which may increase price volatility;

o foreign trading practices (including higher trading commissions, higher custodial charges and delayed settlements);

o    less publicly available information about foreign companies; and

o negative effect on the value of a Fund's investments due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

In addition, those Funds which can invest in foreign emerging markets are subject to greater risk than those affecting foreign issuers generally. Emerging market countries often have political, legal and economic systems

                                       22
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 that are less developed and less stable than those of more developed nations, making such investments less liquid and more volatile.

                           DERIVATIVE INSTRUMENTS RISK

As indicated in the "Risk/Return Summary" and in the table above, some of the Funds are permitted to invest in certain "derivative" instruments. The value of these instruments depends on (or is derived from) the value of an underlying instrument, index or asset. Options, futures and options on futures are examples of derivative instruments.

These derivative instruments are subject to risks not associated with direct investments in the underlying instruments, indexes or assets upon which they are based. These risks include:

o imperfect correlation between the values of the derivative instruments and the underlying instrument, index or asset;

o    risks of default of the other party to certain derivative transactions;

o risks that derivative transactions may result in losses that partially or completely offset gains in portfolio positions; and

o    risks that derivative transactions may not be liquid.

                                       23
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

                                   THE MANAGER

Allianz Life Advisers, LLC (previously USAllianz Advisers, LLC) serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed portfolio management agreements with various Subadvisers for portfolio management functions for certain Funds. The Subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the Subadvisers for their services as provided in the portfolio management agreements. A discussion of the Board of Trustees' basis for approving the Funds' Investment Management Agreement with the Manager and the Portfolio Management Agreements with the subadvisers is available in the Funds' Annual Reports for the year ended December 31, 2005.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager does not provide investment advice with regard to selection of individual portfolio securities, but rather evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees. The Manager currently acts as Manager of all of the Funds of the Trust, which as of December 31, 2005, had aggregate assets of $4.689 billion. The Manager monitors and reviews the activities of each of the Subadvisers. In addition, the Manager constantly evaluates possible additional or alternative Subadvisers for the Trust. The Manager currently does not have any clients other than the Trust.

The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

                                 THE SUBADVISERS

FRANKLIN FUND:                        SMALL CAP VALUE
SUBADVISER:                           Franklin Advisory Services, LLC ("Franklin"), One Parker Plaza, Ninth Floor, Fort Lee, New
                                      Jersey 07024, is the Fund's investment Subadviser, and was founded in 1947. Together, as of
                                      January 31, 2006, Franklin and its affiliates had over $483 billion in assets under management.

MONEY MARKET FUND:                    MONEY MARKET
SUBADVISER:                           Prudential Investment Management, Inc. ("PIM") is located at Two Gateway Plaza Center, Newark,
                                      New Jersey, 07102. PIM is a direct, wholly owned subsidiary of Prudential Asset Management
                                      Holding Company, which in turn is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005 PIM's assets under management were $367 billion.

VAN KAMPEN FUNDS:                     EQUITY AND INCOME, GLOBAL FRANCHISE AND GROWTH AND INCOME
SUBADVISER:                           Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van
                                      Kampen") and was founded in 1927. Van Kampen is a diversified asset management company with more than 3 million retail investor accounts, extensive capabilities for managing institutional portfolios, and, together with its affiliated asset management companies, had approximately $434 billion under management or supervision as of December 31, 2005. Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of
                                      Morgan Stanley. The offices of Van Kampen Asset Management are located at 1221 Avenue of the
                                      Americas, New York, NY 10020.

                      DUTIES OF THE MANAGER AND SUBADVISERS

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of Subadvisers and advises on the Funds' investment policies, and the Subadvisers determine which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of various investment management organizations, including the Subadvisers, and generally oversees the services provided to Allianz VIP Funds by its administrator, custodian and other service providers. Further information about the Subadvisers is included in the Statement of Additional Information.

The Manager is paid a fee as set forth under "Fees" below, by the Fund for its services, which includes any fee paid to the Subadviser.

Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission ("SEC") on September 17, 2002, may enter into and materially amend agreements with Subadvisers without

                                       24
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 obtaining shareholder approval. This type of structure is commonly known as a "Manager of Managers" structure. For any Fund that is relying on the order, the Manager may:

o        hire one or more subadvisers;

o        change subadvisers; and

o        reallocate management fees between itself and subadvisers.

The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Subadvisers and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:

o        its shareholders; or

o the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated subadviser without that agreement, including the compensation to be paid under it, being similarly approved except as may be permitted by applicable law.

The Manager is a subsidiary of Allianz AG Holding ("Allianz AG"), one of the world's largest insurance and financial services companies. Allianz AG is headquartered in Munich, Germany and has operations in 70 countries. As of December 31, 2005, Allianz AG had assets under management of more than $1.5 trillion. In North America, Allianz AG subsidiaries are engaged in the life insurance, property casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.


                                      FEES

For these advisory services, each Fund paid the Manager a fee (including the subadvisory fees) during 2005 at the annual rate shown on the following table, before and after fee waivers:

                                                             PERCENTAGE OF AVERAGE         PERCENTAGE OF AVERAGE
                                                           NET ASSETS AS OF 12/31/05     NET ASSETS AS OF 12/31/05
                                                             BEFORE FEE WAIVERS              AFTER FEE WAIVERS
                                                         ---------------------------     -------------------------
AZL Franklin Small Cap Value Fund                                    .75%                          .75%
AZL Money Market Fund                                                .35%                          .35%
AZL Van Kampen Equity and Income Fund                                .75%                          .75%
AZL Van Kampen Global Franchise Fund                                 .95%                          .95%
AZL Van Kampen Growth and Income Fund                                .76%                          .76%


                      PORTFOLIO MANAGERS OF THE SUBADVISERS

AZL FRANKLIN SMALL CAP VALUE FUND. William J. Lippman is the Lead portfolio manager of the Fund. Mr. Lippman is President and portfolio manager of the Subadviser. He joined Franklin Templeton in 1988 and currently manages several retail and insurance funds.He is a member of the Franklin Institutional Small Cap Value Equity Management team. In addition, he is President and Trustee of Franklin Managed Trust and President of Franklin Value Investors Trust.

Bruce Baughman is Backup portfolio manager of the Fund. He is senior vice president and portfolio manager of the Subadviser. He joined Franklin Templeton in 1988. Mr. Baughman is part of a team that manages several equity funds, including Franklin Balance Sheet Investment Fund and Franklin MicroCap Value Fund, where he is Lead Manager. He is also a member of the Franklin Institutional Small Cap Value Equity Team.

Margaret McGee is Backup portfolio manager of the Fund. She is Vice President and portfolio manager of the Subadviser. Ms. McGee joined Franklin Templeton in 1988 and currently co-manages several mutual funds. She is a member of the Franklin Institutional Small Cap Value Equity Team.

Don Taylor is Backup portfolio manager of the Fund. He is senior vice president and portfolio manager of the Subadviser. Mr. Taylor joined Franklin Templeton in 1996. He is part of a team that manages several equity funds, including Franklin Rising Dividends Fund and Franklin Rising Dividends Securities Fund, where he is Lead Manager. Mr. Taylor is also a member of the Franklin Institutional Small Cap Value Equity Team.

                                       25
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

AZL MONEY MARKET FUND: Joseph M. Tully is Managing Director and head of Prudential Investment Management, Inc.'s ("PIM's") Money Markets team, overseeing PIM's taxable and tax-exempt money market portfolios. Joe has 17 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential Financial in 1987, Joe worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, he was an assistant national bank examiner for the Office of the Comptroller of the Currency. Joe received a BS in Finance from Fordham University and an MBA from Rutgers University.

AZL VAN KAMPEN EQUITY AND INCOME FUND: The Fund is managed by the Subadviser's Equity Income team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James A. Gilligan and David S. Horowitz, each a Managing Director of the Subadviser, James O. Roeder, Thomas B. Bastian and Gerhardt Herbert, each an Executive Director of the Subadviser, and Sergio Marcheli and Vincent E. Vizachero, each a Vice President of the Subadviser.

Mr. Gilligan has worked for the Subadviser since 1985 and joined the team managing the Fund in 1990. Mr. Horowitz has worked for the since 1995 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Horowitz was a portfolio manager with the Subadviser. Mr. Roeder has worked for the Subadviser since 1999 and joined the team managing the Fund in 1999. Mr. Herbert has worked for the Subadviser since 1994 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Herbert worked in an investment management capacity with the Subadviser. Mr. Marcheli has worked for the Subadviser since 2002 and joined the team managing the Fund in 2003. From 2002-2003, Mr. Marcheli worked in an investment management capacity with the Subadviser and prior to that, he worked in a marketing capacity for an affiliate of the Subadviser. Mr. Bastian has worked for the Subadviser since 2003 and joined the team managing the Fund in 2003. Prior to 2003 Mr. Bastian was a portfolio manager with Eagle Asset Management. Mr. Vizachero has worked for the Subadviser since 2001 and joined the team managing the Fund in 2001. Prior to 2001, Mr. Vizachero was an analyst at Fidelity Investments.

Messrs. Gilligan and Horowitz are the lead portfolio managers of the Fund. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Fund. All team members are responsible for the day-to-day management of the Fund and Messrs. Gilligan and Horowitz are responsible for the execution of the overall strategy of the Fund.

The composition of the team may change without notice from time to time.

AZL VAN KAMPEN GLOBAL FRANCHISE FUND:

The Fund's portfolio is managed within the Subadviser's Global Franchise team. The Current members of the team include Hassan Elmasry, Managing Director of the Subadviser, Ewa Borowska, Executive Director of the Subadviser, Paras Dodhia, and Michael Allison, Vice Presidents of the Subadviser, and Jayson Vowles, Analyst of the Subadviser.

Hassan Elmasry, who is the Fund's lead portfolio manager, has worked for the Subadviser since 1995 and has managed the Fund since April 2002. Ewa Borowska has worked for the Subadviser since 1998 and has managed the Fund since 2003. Paras Dodhia has worked for the Subadviser since 2002 and has managed the Fund since 2002. Prior to 2002, Mr. Dodhia was an Equity Analyst for JP Morgan Chase. Michael Allison has worked for the Subadviser since 2000 and has managed the Fund since February 2005. Jayson Vowles has worked for the Subadviser since 2003 and has managed the Fund since 2003. Prior to 2003, Mr. Vowles worked for Goldman Sachs International as an associate, modeling fixed income derivatives.

Hassan Elmasry is the lead manager of the Global Franchise strategy. Hassan is a Managing Director of the Firm and has 20 years' investment experience. He is supported by Ewa Borowska, Portfolio Specialist, Michael Allison, Analyst, Paras Dodhia, Analyst, and Jayson Vowles, Analyst. As Portfolio Specialist, Ewa's primary focus is institutional client service and business management. Michael, Paras and Jayson are the strategy's dedicated research analysts and have 6, 4 and 3 years of investment experience respectively. As lead portfolio manager, Hassan has ultimate responsibility for stock selection and portfolio construction.

AZL VAN KAMPEN GROWTH AND INCOME FUND: The Fund's portfolio is managed within Van Kampen's Equity Income team. Current members of the team include James Gilligan, a Managing Director of Van Kampen, James Roeder and Thomas Bastian, Executive Directors of Van Kampen, Sergio Marcheli and Vince Vizachero, Vice Presidents of Van Kampen.

James Gilligan, who is the Fund's lead portfolio manager, has worked for Van Kampen since 1985 and has managed the Fund since 2001. James Roeder has worked for Van Kampen since 1999 and has managed the

                                       26
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

Fund since 2001. Sergio Marcheli has worked for Van Kampen since 2003 and has managed the Fund since 2003. Prior to that, he was a portfolio specialist at Van Kampen. Thomas Bastian has worked for Van Kampen since 2003 has managed the Fund since 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Vince Vizachero has worked for Van Kampen since 2001 and has managed the Fund 2001. Prior to 2001, he was an analyst at Fidelity.

Each member is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Fund and James Gilligan is responsible for the execution of the overall strategy of the Fund.

The composition of the team may change without notice from time to time.

The Statement of Additional Information (SAI) has more detailed information about the Manager, the Subadvisers and other service providers. The SAI also provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

                                LEGAL PROCEEDINGS

Within the mutual fund industry, several investment advisory organizations have been or are subject to regulatory investigations, enforcement actions, and/or fund shareholder lawsuits stemming from allegations concerning "market timing" and "late trading". To date, no such investigations, enforcement actions, or shareholder lawsuits have pertained to any of the Funds or the Manager. However, some of the Subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below.

                                    FRANKLIN

Franklin Advisory Services, LLC and its affiliates have been named in several lawsuits. Following is a summary of these lawsuits as well as other pending litigation as it relates to affiliates of Franklin Advisory Services, LLC.

Franklin Advisory Services, LLC ("FAS, LLC"), is a wholly owned subsidiary of Franklin/Templeton Distributors, Inc., which is a wholly owned subsidiary of Franklin Resources, Inc. This information is limited to material investment management related matters from August 2003 to February 8, 2005, and does not include routine matters in the ordinary course of business, if any.

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to those matters. The Company has entered into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement or the terms or amount of any such settlement. Should a settlement be reached, the amount could be material to the Company's financial results.

On December 9, 2004, the enforcement staff of the NASD informed the Company that it had made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. The enforcement staff has since advised the Company that it has determined not to recommend a disciplinary proceeding against FTDI and has concluded its investigation of this matter.

                                       27
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

Separately, FTDI has also received a letter from the NASD staff advising of its preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted and has responded with a submission as to why such action is not warranted. As of February 8, 2005, the NASD staff has not taken any further action.

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described below is in the best interest of the Company and shareholders of the Funds.

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, reached an agreement with the SEC that resolved the issues resulting from an SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admitted nor denied any of the findings contained therein, Franklin Advisers agreed to pay $50 million to be distributed to shareholders of certain of the Funds, of which $20 million was a civil penalty.

The Order required Franklin Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
     o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to Fund shareholders.

The Order further provided that in any related investor actions, Franklin Advisers would not benefit from any offset or reduction of any investor's claim by the amount of any distribution from the above-described $50 million to such investor that is proportionately attributable to the civil penalty paid by Franklin Advisers.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the Funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

                                       28
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell Fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers neither admitted nor denied the findings contained therein, they agreed to pay the Funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of Fund shares, including making additional disclosures in the Funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the Funds.

In addition to the regulatory investigations, proceedings and settlements described above, the Company, including FAS, LLC, and certain Funds, current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of Fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton Funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named Funds or Franklin Resources, Inc.

To date, more than 240 similar lawsuits against at least 19 different mutual fund companies have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

As of February 8, 2005, all federal market timing lawsuits pending against the Company (and in some instances, against certain officers, directors and/or Funds) have been transferred to the MDL. Plaintiffs in the MDL filed consolidated amended complaints on September 29, 2004. It is anticipated that defendants will file motions to dismiss in the coming months, with a hearing scheduled for June 2005.

Various subsidiaries of Franklin Resources, Inc., as well as certain Templeton Fund registrants, have also been named in multiple class action lawsuits filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton Funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys' fees and costs. These lawsuits are state court actions and are not subject to the MDL.

In addition, FTIC has been named in two class action market timing lawsuits in Canada, seeking, among other relief, monetary damages, an order barring any increase in management fees for a period of two years following judgment, and/or attorneys' fees and costs.

The Company, including FAS, LLC, as well as certain current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions, or derivative actions brought on behalf of certain Funds.

The Company's Management strongly believes that the claims made in each of the lawsuits described above are without merit and intends to vigorously defend against them.

                                       29
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

Please see the Company's website at www.franklintempleton.com for Franklin Templeton Investments' most recent Statement Regarding Current Industry Issues ("Statement").

                            VAN KAMPEN/MORGAN STANLEY

Morgan Stanley discloses pending litigation that it believes is or may be material in its filings on Form 10-K and Forms 10-Q made with the U.S. Securities and Exchange Commission (the "Commission"). For information regarding such litigation please refer to the information under Part I, Item 3 in Morgan Stanley's Form 10-K (File No. 1-11758) with respect to the fiscal year ended November 30, 2005, as filed with the Commission.

With respect to Van Kampen, the relevant portions of Morgan Stanley's Form 10-K for the fiscal year ended November 30, 2005 are as follows:

From October 2003 to December 2003, nine purported class actions, now consolidated and captioned In re Morgan Stanley and Van Kampen Mutual Funds Securities Litigation, were filed in the SDNY against Morgan Stanley, including certain subsidiaries and various Morgan Stanley and Van Kampen mutual funds, and certain officers of Morgan Stanley and its affiliates and certain trustees of the named Morgan Stanley funds. The consolidated amended complaint was filed on behalf of all persons or entities, other than defendants, who purchased or held shares of certain Morgan Stanley or Van Kampen mutual funds from October 1, 1999 to November 17, 2003 against Morgan Stanley, including certain subsidiaries and various Morgan Stanley and Van Kampen funds. Plaintiffs allege that defendants gave their sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that defendants improperly used Rule 12b-1 fees and that the named funds paid excessive commissions to MSDWI in connection with the sale of proprietary funds. The complaint alleges violations of Sections 11, 12(a)(2) and 15 of the Securities Act, Section 10(b) of the Exchange Act, Rule 10b-5 thereunder, and Section 20(a) of the Exchange Act,
Section 206 of the Investment Advisers Act of 1940 (the "Investment Advisers Act"), Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act"), and of common law fiduciary duties. The consolidated amended complaint seeks, among other things, compensatory damages, rescissionary damages, fees and costs. On July 2, 2004, defendants filed a motion to dismiss the consolidated amended complaint. On March 9, 2005, plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class to encompass the sale of certain non-proprietary mutual funds. Both motions are pending.

On February 20, 2004, a derivative action, captioned Starr v. Van Kampen Investments Inc., et al., was filed in the U.S. District Court for the Northern District of Illinois on behalf of various Van Kampen mutual funds against Van Kampen Investments Inc., Van Kampen Asset Management Inc., Morgan Stanley and individual trustees of the funds. The case was subsequently transferred to the SDNY for coordination with In re Morgan Stanley and Van Kampen Mutual Funds Securities Litigation. The complaint alleges violations of the Investment Company Act, the Investment Advisers Act, and common law breach of fiduciary duty with respect to Van Kampen's participation in certain mutual fund marketing programs operated by MSDWI. Plaintiff seeks, among other things, to remove current trustees, to rescind the management contracts for the Van Kampen Funds and to replace the manager, disgorgement, monetary damages, including punitive damages and interest, and fees and expenses. Defendants have moved to dismiss the action, which is currently stayed pending certain procedural developments.

Starting in July 2003, Morgan Stanley received subpoenas and requests for information from various regulatory and governmental agencies, including the SEC, the NYSE, and various states, in connection with industry-wide investigations of broker-dealers and mutual fund complexes relating to possible late trading and market timing of mutual funds. Morgan Stanley continues to cooperate with and provide information to regulators in connection with their inquiries.

                        THE ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent and fund accountant. Administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services L.P., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as the Funds' distributor.

                                       30
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                             PRICING OF FUND SHARES

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. It is the fund's assets minus liabilities divided by the number of outstanding shares. Per share NAV for each class of each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the "NYSE"), normally at 4:00 p.m. Eastern Time, on days the NYSE is open.


   ---------------------------------------------------------------------- --------------------------------------
                     HOW NET ASSET VALUE IS CALCULATED
   NAV is calculated by adding the total value of a Fund's investments                    NAV =
   and other assets, subtracting its liabilities and then dividing that        TOTAL ASSETS - LIABILITIES
                                                                               --------------------------
   figure by the number of outstanding shares of the Fund:                          Number of Shares
                                                                                       Outstanding
   ---------------------------------------------------------------------- --------------------------------------

The securities (other than short-term debt securities) of the Funds, except AZL Money Market Fund and the AZL Van Kampen Global Franchise Fund are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees. After the pricing of a security has been established for these Funds, if an event occurs which would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.

Each foreign security held by the AZL Van Kampen Global Franchise Fund is valued on a daily basis using a fair valuation program approved by the Funds' Trustees and administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) rather than using the last closing price of such foreign security on its principal overseas market or exchange.

The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

                                MONEY MARKET FUND

The Money Market Fund's NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined each day at 1:00 p.m. Eastern Time, on days the NYSE is open. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

                        PURCHASE AND REDEMPTION OF SHARES

Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.

THE DISTRIBUTOR MAY REJECT A PURCHASE ORDER IF IT CONSIDERS IT IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS.

Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

                                       31
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

The Funds currently permit an exchange between individual Funds in which the "sale" of shares of one Fund and the "purchase" of shares another Fund occur on the same day, rather than on successive days. These transactions are processed at the net asset values of the respective Funds on the day the exchange occurs. This exchange privilege may be modified for shareholders that the Manager identifies as engaging in market timing or other abusive trading activities. Pursuant to this modified exchange privilege, the exchange will occur as of a time and at a net asset value that is established no less than 24 hours after our receipt of exchange instructions in good order.

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

                                  MARKET TIMING

The Funds are not designed for professional market timing organizations or other persons using programmed, large or frequent exchanges. Such activity may be disruptive to the Funds. For this reason, your ability to make transfers may be subject to modification if the Funds or the issuer of a variable product through which the Funds are sold determines, in their sole opinion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners.

Frequent transfers, programmed transfers, transfers into and then out of a Fund in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other persons with money allocated to a Fund. These risks and harmful effects include:

o dilution of the interests of long-term investors, if market timers or others transfer into the Fund at prices that are below their true value or transfer out of the Fund at prices that are higher than their true value;
o an adverse effect on portfolio management, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and
o    increased brokerage and administrative expenses.

Since certain Funds invest significantly in foreign securities, small cap securities, mid cap securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Funds that currently invest a significant portion in these types of securities include the:
AZL Franklin Small Cap Value Fund and AZL Van Kampen Global Franchise Fund. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in small cap securities, mid cap securities or junk bonds may occur if market prices are not readily available for all of a Fund's holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for small cap securities, mid cap securities or junk bonds are not accurately reflected by a Fund. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing. There can be no assurance that other pricing inefficiencies will not create market timing opportunities.


The Board of Trustees of the Funds has adopted a process for attempting to detect and deter market timing activity. However, because the Funds are sold only through variable annuity contracts and variable life insurance policies offered through separate accounts, the detection and deterrence of market timing activities in some instances may be difficult to accomplish at the Fund level, and may be more effective and efficient at the separate account level than at the Fund level. As such, a significant amount of the activity of monitoring and

                                       32
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 restricting market timing activity may occur at the separate account level. It is possible that this dual monitoring of market timing activity and the allocation of significant responsibility to the issuing insurance company could subject persons allocating money to the Funds to risks. Dual monitoring could result in some owners of variable annuity contracts and variable life insurance policies being treated differently from others resulting in the risk that some owners engaging in disruptive trading may not be detected or restricted promptly while others may bear the ill effects of this disruptive trading. Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level.

The Funds and the separate accounts through which they are sold face certain obstacles in identifying and deterring excessive trading activity. Initially, it may not be clear when a person purchases a contract or policy that he or she is a market timer or might engage in excessive trading activity. As such, it may be only after sale of a contract or policy and after a pattern of trading activity becomes apparent and is detected that restrictions may be put in place. In addition, there is currently no generally accepted definition of what constitutes unacceptable "market timing." Issuers generally adopt guidelines that attempt to define unacceptable activity based on the combined concept of "frequent", "large" trades. This may, however, be an imprecise test, and it can be expected that different funds sold through contracts and policies may impose somewhat different standards. In addition, inappropriate transfers may involve both one of the Funds and a fund managed by a totally separate trust, with the result that the Funds may not be best positioned to identify inappropriate transfers. Moreover, contracts and policies by their terms may permit a minimum number of transfers per year. The Funds anticipate that they will work actively with the issuers of contracts and policies to monitor and regulate trading activity.

In the event that the Funds detect what they believe may constitute potentially disruptive trading, the Funds typically would notify the insurance company issuing the Contract that is engaging in the trading. The Funds and insurance company would come to an agreement regarding the action to take against the activities found to be inappropriate. When the Funds are satisfied with the proposed action, the insurance company would impose it. Such action may include restricting or prohibiting purchases or transfers into certain funds, or requiring that all purchases and transfer requests be sent by U.S. mail. Due to the discretionary nature of our policies and restrictions, it is possible that they would not be imposed uniformly and as a result, some owners of the variable annuity contracts and variable life insurance policies will be treated differently from others resulting in the risk that some owners engaging in disruptive trading may not be detected or restricted promptly while others may bear the ill effects of this disruptive trading.

In order to attempt to protect the Funds and the owners of contracts and policies that invest in the Funds, we have adopted certain market timing policies and procedures. Pursuant to these policies and procedures, we can modify or restrict your transfer privileges for some or all of the Funds. The modifications and restrictions we may apply include (but are not limited to):

o limiting the frequency of transfers by a contract or policy owner (for example, prohibit more than one transfer a week, or more than two a month, etc.);
o restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges);
o requiring a minimum time period between each transfer (for example, prohibiting transfers into a particular Fund within a specified period of time after a transfer out of that Fund);
o not accepting transfer requests made for a specific contract or contract owner or his or her agent or by an asset allocation and/or market timing service;
o limiting the dollar amount that may be transferred by a contract or policy owner into or out of any Fund at any one time;
o    imposing redemption fees on short-term trading;
o    prohibiting purchases and transfers into specific Investment Options; and
o    imposing other limitations or restrictions.

The Funds have reserved the right to impose restrictions on exchange privileges or to reject a purchase or redemption order if, in the judgment of the Manager or a sub-adviser, a Fund would be unable to invest effectively in accordance with its investment objectives and policies. Excessive exchange activity can disrupt management strategy and increase expenses, which are borne by all shareholders, regardless of their activity.

The Funds or the issuers of contracts and policies may make exceptions when imposing transfer restrictions if they determine a transfer is appropriate although it may technically violate policies and procedures. Factors that may, but are not required to be taken into consideration include the relative size of a transaction, whether the

                                       33
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006 transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event.

We cannot guarantee that:

o the Funds' monitoring will be 100% successful in detecting all potentially disruptive trading activity; or
o the Funds' policies and procedures will successfully deter all potentially disruptive trading.

The Funds retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. The retention of some level of discretion may result in disparate treatment among market timers and it is possible that other owners could incur adverse consequences if some owners are able to engage in practices that may constitute market timing that result in negative effects.

                            DISTRIBUTION (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the distribution of the Funds' shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Several of the Funds pay an annual Rule 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Income dividends on the AZL Money Market Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.
Persons investing in variable annuity contracts or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

                                       34
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent return that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

The following information has been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Funds' audited financial statements included in the Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (877) 833-7113.

                                       35
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
                                                   ------------------------------------------
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                    GAINS/
                                                                 (LOSSES) ON                    DIVIDENDS TO SHAREHOLDERS FROM:
                                       NET ASSET                  INVESTMENTS,                ----------------------------------
                                        VALUE,        NET           FOREIGN        TOTAL FROM     NET        NET
                                       BEGINNING   INVESTMENT      CURRENCIES      INVESTMENT  INVESTMENT  REALIZED     TOTAL
                                       OF PERIOD   INCOME/(LOSS)   AND FUTURES     ACTIVITIES    INCOME     GAINS     DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE FUND
  Year Ended December 31, 2005          $ 15.63        0.08            1.02          1.10       (0.08)      (0.11)     (0.19)
  Year Ended  December 31, 2004         $ 12.71        0.13            2.80          2.93         -         (0.01)     (0.01)
  May 1, 2003 to December 31, 2003 (a)  $ 10.00        0.08            2.75          2.83       (0.08)      (0.04)     (0.12)
AZL MONEY MARKET FUND
  Year Ended December 31, 2005           $ 1.00        0.03             -*           0.03       (0.03)        -        (0.03)
  Year Ended December 31, 2004           $ 1.00        0.01             -*           0.01       (0.01)        -        (0.01)
  Year Ended December 31, 2003           $ 1.00         -*              -*            -*          -*          -          -*
  Year Ended December 31, 2002           $ 1.00        0.01             -*           0.01       (0.01)        -        (0.01)
  Year Ended December 31, 2001           $ 1.00        0.03             -            0.03       (0.03)        -        (0.03)
  February 1, 2000 to December 31,
  2000 (a)                               $ 1.00        0.05             -            0.05       (0.05)        -        (0.05)
AZL VAN KAMPEN EQUITY AND INCOME FUND
  Year Ended December 31, 2005          $ 10.86        0.14            0.59           0.73         -        (0.01)     (0.01)
  May 3, 2004 to December 31, 2004 (a)  $ 10.00        0.05            0.86           0.91       (0.05)        -       (0.05)
AZL VAN KAMPEN GLOBAL FRANCHISE FUND
  Year Ended December 31, 2005          $ 13.88        0.08            1.54           1.62         -        (0.04)     (0.04)
  Year Ended December 31, 2004          $ 12.37        0.08            1.43           1.51         -           -          -
  May 1, 2003 to December 31, 2003 (a)  $ 10.00        0.02            2.36           2.38       (0.01)       -*       (0.01)
AZL VAN KAMPEN GROWTH AND INCOME FUND
  Year Ended December 31, 2005          $ 11.76        0.10            0.98          1.08       (0.04)      (0.44)     (0.48)
  Year Ended December 31, 2004          $ 10.37        0.09            1.34          1.43       (0.04)        -        (0.04)
  Year Ended December 31, 2003           $ 8.21        0.08            2.16          2.24       (0.08)        -        (0.08)
  Year Ended December 31, 2002           $ 9.70        0.07           (1.49)        (1.42)      (0.07)        -        (0.07)
  May 1, 2001 to December 31, 2001 (a)  $ 10.00        0.06           (0.30)        (0.24)      (0.06)        -        (0.06)
-------------------------------------------------------------------------------------------------------------------------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
*** During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  The net expense ratio prior to expenses paid indirectly was 1.20%
(e)  The net expense ratio prior to expenses paid indirectly was 1.42%

                                       36
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006


--------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
                                                        ------------------------------------------------------------------------
                                                         NET            NET
                                 NET ASSET               ASSETS,     INVESTMENT        EXPENSES             EXPENSES
                                   VALUE,                END OF     INCOME/(LOSS)       BEFORE               NET OF        PORTFOLIO
                                   END OF    TOTAL       PERIOD    NET OF WAIVERS/      WAIVERS/             WAIVERS/       TURNOVER
                                   PERIOD   RETURN(B)**  ($000'S)  REIMBURSEMENTS(C)  REIMBURSEMENTS(C)*** REIMBURSEMENTS(C) RATE(B)
------------------------------------------------------------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE FUND
  Year Ended December 31, 2005      $16.54     7.03%     $269,237         0.49%           1.15%              1.15%           85.56%
  Year Ended  December 31, 2004     $15.63    23.10%     $128,697         1.68%           1.23%              1.23%           21.14%
  May 1, 2003 to December 31, 2003
(a)                                 $12.71    28.38%     $ 25,494         1.54%           1.60%              1.25%           13.67%
AZL MONEY MARKET FUND
  Year Ended December 31, 2005      $ 1.00     2.57%     $330,910         2.58%           0.74%              0.74%             N/A
  Year Ended December 31, 2004      $ 1.00     0.67%    $ 236,639         0.70%           0.78%              0.78%             N/A
  Year Ended December 31, 2003      $ 1.00     0.34%    $ 186,491         0.34%           0.88%              0.88%             N/A
  Year Ended December 31, 2002      $ 1.00     0.84%    $ 193,157         0.81%           0.89%              0.87%             N/A
  Year Ended December 31, 2001      $ 1.00     3.27%    $ 104,481         2.53%           1.21%              0.90%             N/A
   February 1, 2000 to December
31, 2000 (a)                        $ 1.00     5.21%     $ 22,258         5.62%           1.51%              0.90%             N/A
AZL VAN KAMPEN EQUITY AND INCOME
FUND
  Year Ended December 31, 2005      $11.58     6.75%     $162,671         1.55%           1.18%              1.18%           46.94%
  May 3, 2004 to December 31, 2004
(a)                                 $10.86     9.12%     $ 81,218         1.40%           1.22%              1.20%           44.65%
AZL VAN KAMPEN GLOBAL FRANCHISE
FUND
  Year Ended December 31, 2005      $15.46    11.64%     $255,583         1.19%           1.42%              1.42% (e)       16.33%
  Year Ended December 31, 2004      $13.88    12.21%     $122,818         0.80%           1.48%              1.44%            9.40%
  May 1, 2003 to December 31, 2003
(a)                                 $12.37    23.90%     $ 23,982         0.57%           1.70%              1.35%            3.31%
AZL VAN KAMPEN GROWTH AND INCOME
FUND
  Year Ended December 31, 2005      $12.36     9.24%     $315,538         1.02%           1.20%              1.18% (d)       40.15%
  Year Ended December 31, 2004      $11.76    13.82%     $229,249         0.87%           1.21%              1.17%           53.80%
  Year Ended December 31, 2003      $10.37    27.46%     $146,172         1.07%           1.29%              1.10%           57.44%
  Year Ended December 31, 2002      $ 8.21  (14.71)%     $ 47,721         0.94%           1.58%              1.10%           60.56%
  May 1, 2001 to December 31, 2001
(a)                                 $ 9.70   (2.41)%     $ 16,401         1.00%           2.71%              1.10%           56.31%
------------------------------------------------------------------------------------------------------------------------------------

                                       37
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST -PROSPECTUS- MAY 1, 2006

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

Each Fund's annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

PROXY VOTING RECORDS

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Allianz Life website at https://www.allianzlife.com/ProductsServices/Annuities/Variable/OptionInfo.aspx or by accessing the SEC's EDGAR database via the Internet at www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of Reports and the SAI by accessing the Allianz Life website at https://www.allianzlife.com/ ProductsServices/
Annuities/Variable/OptionInfo.aspx, or request other information and discuss your questions about the Allianz VIP Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                              ALLIANZ VIP FUNDS
                              3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                              TELEPHONE: 1-877-833-7113

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

(The SEC charges a fee to copy any documents.)




Investment Company Act file no. 811-9491





                  PART B - Statement of Additional Information
                  ____________________________________________



                       STATEMENT OF ADDITIONAL INFORMATION


                            AZL AIM BASIC VALUE FUND
                        AZL AIM INTERNATIONAL EQUITY FUND
                            AZL DAVIS NY VENTURE FUND
                     AZL DREYFUS FOUNDERS EQUITY GROWTH FUND
             (FORMERLY USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND)
                    AZL DREYFUS PREMIER SMALL CAP VALUE FUND
                        AZL FRANKLIN SMALL CAP VALUE FUND
                 (FORMERLY USAZ PIMCO NFJ SMALL CAP VALUE FUND)
                          AZL JENNISON 20/20 FOCUS FUND
                            AZL JENNISON GROWTH FUND
                           AZL LEGG MASON GROWTH FUND
                (FORMERLY USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)
                            AZL LEGG MASON VALUE FUND
                (FORMERLY USAZ PIMCO PEA GROWTH AND INCOME FUND)
                              AZL MONEY MARKET FUND
                        AZL NEUBERGER BERMAN REGENCY FUND
                            AZL OCC RENAISSANCE FUND
                      (FORMERLY USAZ PEA RENAISSANCE FUND)
                               AZL OCC VALUE FUND
                         (FORMERLY USAZ PEA VALUE FUND)
                     AZL OPPENHEIMER DEVELOPING MARKETS FUND
                      AZL OPPENHEIMER EMERGING GROWTH FUND
                   AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND
                           AZL OPPENHEIMER GLOBAL FUND
                    AZL OPPENHEIMER INTERNATIONAL GROWTH FUND
                        AZL OPPENHEIMER MAIN STREET FUND
                AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
                   AZL SALOMON BROTHERS LARGE CAP GROWTH FUND
                       (FORMERLY USAZ AIM BLUE CHIP FUND)
                   AZL SALOMON BROTHERS SMALL CAP GROWTH FUND
                      AZL VAN KAMPEN AGGRESSIVE GROWTH FUND
                          AZL VAN KAMPEN COMSTOCK FUND
                       AZL VAN KAMPEN EMERGING GROWTH FUND
                      AZL VAN KAMPEN EQUITY AND INCOME FUND
                      AZL VAN KAMPEN GLOBAL FRANCHISE FUND
                     AZL VAN KAMPEN GLOBAL REAL ESTATE FUND
                      AZL VAN KAMPEN GROWTH AND INCOME FUND
                       AZL VAN KAMPEN MID CAP GROWTH FUND
                     (FORMERLY USAZ VAN KAMPEN GROWTH FUND)

                                EACH A "FUND" OF
             ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (THE "TRUST")
                                   MAY 1, 2006
This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 1, 2006, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.



                                TABLE OF CONTENTS
       INVESTMENT STRATEGIES AND POLICIES.............................................................2
          THE FUNDS...................................................................................2

       ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES........................8
          BANK OBLIGATIONS...........................................................................13
          LOAN PARTICIPATIONS........................................................................13
          DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES......................................13
          COMMERCIAL PAPER...........................................................................14
          VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES..................................14
          FOREIGN SECURITIES.........................................................................14
          SECURITIES OF OTHER INVESTMENT COMPANIES...................................................16
          U.S. GOVERNMENT OBLIGATIONS................................................................17
          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES................................................17
          ZERO COUPON AND PAY-IN-KIND SECURITIES.....................................................20
          TAXABLE AND TAX EXEMPT MUNICIPAL SECURITIES................................................20
          CORPORATE DEBT SECURITIES..................................................................20
          STRUCTURED NOTES...........................................................................21
          ILLIQUID SECURITIES........................................................................22
          REPURCHASE AGREEMENTS......................................................................22
          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS...................................22
          DERIVATIVE INSTRUMENTS.....................................................................23
          OPTIONS TRADING............................................................................24
          FUTURES CONTRACTS..........................................................................25
          RISKS OF FUTURES AND OPTIONS INVESTMENTS...................................................25
          FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS................................................26
          FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS..........................................26
          LENDING OF PORTFOLIO SECURITIES............................................................27
          COMMON STOCKS..............................................................................27
          PREFERRED STOCKS...........................................................................27
          CONVERTIBLE SECURITIES.....................................................................27
          SPECIAL SITUATION COMPANIES................................................................28
          WARRANTS AND RIGHTS........................................................................28
          REAL ESTATE INVESTMENT TRUSTS..............................................................28
          INVESTMENT IN UNSEASONED ISSUERS...........................................................29
          SHORT SALES AGAINST THE BOX................................................................29
          RISKS OF TECHNIQUES INVOLVING LEVERAGE.....................................................29
          SWAP AGREEMENTS............................................................................30
          EVENT-LINKED EXPOSURE......................................................................31
          INVESTMENT RESTRICTIONS....................................................................31
          PORTFOLIO TURNOVER.........................................................................33
          DISCLOSURE OF PORTFOLIO HOLDINGS...........................................................34
          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................35
          NET ASSET VALUE............................................................................35
          VALUATION OF THE MONEY MARKET FUND.........................................................35
          VALUATION OF THE NON-MONEY MARKET FUNDS....................................................35
          REDEMPTION IN KIND.........................................................................36

       MANAGEMENT OF THE TRUST.......................................................................37
          TRUSTEES AND OFFICERS......................................................................37
          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................................41
          THE MANAGER................................................................................45
          THE SUBADVISERS............................................................................49
          A I M CAPITAL MANAGEMENT, INC..............................................................52
          DAVIS SELECTED ADVISERS. L.P...............................................................53
          THE DREYFUS CORPORATION....................................................................53
          FOUNDERS ASSET MANAGEMENT LLC..............................................................53
          FRANKLIN ADVISORY SERVICES, LLC............................................................53


                                       i
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------


          JENNISON ASSOCIATES LLC....................................................................53
          LEGG MASON CAPITAL MANAGEMENT, INC.........................................................53
          NEUBERGER BERMAN MANAGEMENT INC............................................................53
          OPPENHEIMER CAPITAL LLC....................................................................53
          OPPENHEIMERFUNDS, INC......................................................................54
          PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)..........................................54
          PRUDENTIAL INVESTMENT MANAGEMENT, INC......................................................54
          SALOMON BROTHERS ASSET MANAGEMENT INC......................................................54
          VAN KAMPEN ASSET MANAGEMENT................................................................54
          OTHER MANAGED ACCOUNTS.....................................................................55
          POTENTIAL MATERIAL CONFLICTS OF INTEREST...................................................59
          PORTFOLIO MANAGER COMPENSATION.............................................................59
          PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS.....................................67
          AFFILIATED PERSONS.........................................................................67
          PORTFOLIO TRANSACTIONS.....................................................................67
          AFFILIATED BROKERS.........................................................................69
          ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT..........................................72
          DISTRIBUTOR................................................................................74
          CUSTODIAN..................................................................................76
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................................76
          LEGAL COUNSEL..............................................................................76
          CODES OF ETHICS............................................................................76

       ADDITIONAL INFORMATION........................................................................76
          DESCRIPTION OF SHARES......................................................................76
          VOTE OF A MAJORITY OF THE OUTSTANDING SHARES...............................................77
          ADDITIONAL TAX INFORMATION.................................................................77
          ADDITIONAL TAX INFORMATION CONCERNING THE AIM INTERNATIONAL EQUITY
              FUND, NEUBERGER BERMAN REGENCY FUND, OPPENHEIMER DEVELOPING
              MARKETS FUND, OPPENHEIMER EMERGING GROWTH FUND, OPPENHEIMER GLOBAL
              FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, PIMCO FUNDAMENTAL
              INDEXPLUS TOTAL RETURN FUND, VK GLOBAL FRANCHISE FUND AND VK
              GLOBAL REAL ESTATE FUND................................................................81
          PERFORMANCE INFORMATION....................................................................81
          YIELDS OF THE MONEY MARKET FUND............................................................82
          YIELDS OF THE NON-MONEY MARKET FUNDS.......................................................82
          CALCULATION OF TOTAL RETURN................................................................82
          MISCELLANEOUS..............................................................................83
          FINANCIAL STATEMENTS.......................................................................83
          PROXY VOTING POLICIES AND PROCEDURES.......................................................83

       APPENDIX A....................................................................................84
          COMMERCIAL PAPER RATINGS...................................................................84
          CORPORATE AND LONG-TERM DEBT RATINGS.......................................................86

       APPENDIX B -- PROXY VOTING POLICIES...........................................................89
          ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST..................................................89
          ALLIANZ LIFE ADVISERS, LLC (AZL)...........................................................91
          A I M CAPITAL MANAGEMENT, INC..............................................................94
          DAVIS SELECTED ADVISERS, LP................................................................98
          FOUNDERS ASSET MANAGEMENT LLC.............................................................111
          THE DREYFUS CORPORATION -- MELLON FINANCIAL CORPORATION...................................112
          SUMMARY OF FRANKLIN ADVISORY SERVICES, LLC................................................113
          JENNISON ASSOCIATES LLC...................................................................115
          LEGG MASON CAPITAL MANAGEMENT, INC........................................................116
          NEUBERGER BERMAN MANAGEMENT INC...........................................................121
          OPPENHEIMER CAPITAL LLC AND PEA CAPITAL LLC...............................................122
          PROXY VOTING POLICY AND PROCEDURES........................................................122
          OPPENHEIMERFUNDS, INC.....................................................................125
          PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO).........................................141
          SALOMON BROTHERS ASSET MANAGEMENT INC.....................................................142
          MORGAN STANLEY INVESTMENT MANAGEMENT......................................................144


                                       ii
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


The Trust is an open-end management company organized in July 1999 as a Delaware business trust comprised of 31 separate investment portfolios. The Trust currently offers 30 variable net asset value funds and one money market fund. Effective May 1, 2006 the Trust added 4 new funds as an investment option (the AZL Neuberger Berman Regency Fund, AZL Oppenheimer Developing Markets Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund, and the AZL Van Kampen Global Real Estate Fund). The Board of Trustees of the VIP Trust approved a change in the name of the Funds effective May 1, 2006. In the new Fund names, AZL replaces USAZ. For example, the USAZ AIM Basic Value Fund is now the AZL AIM Basic Value Fund. In addition, the name of the Trust has changed to the Allianz Variable Insurance Products Trust. See "Additional Information - Description of Shares" for further information regarding the funds of the trust.


The following Fund names and subadvisers changed effective September 16, 2005.


--------------------------------------------------- -------------------------------------------------------------------
        CURRENT FUND NAME AND (SUBADVISER)                         PREVIOUS FUND NAME AND (SUBADVISER)
--------------------------------------------------- -------------------------------------------------------------------
AZL OCC Renaissance Fund                            USAZ PEA Renaissance Fund
(Oppenheimer Capital LLC)                           (PEA Capital LLC)
                                                    (known as USAZ PIMCO PEA Renaissance Fund through April 28, 2005.)

--------------------------------------------------- -------------------------------------------------------------------
AZL OCC Value Fund                                  USAZ PEA Value Fund
(Oppenheimer Capital LLC)                           (PEA Capital LLC)
                                                    (known as USAZ PIMCO PEA Value Fund through April 28, 2005.)
--------------------------------------------------- -------------------------------------------------------------------

The following Fund names changed effective April 29, 2005.

--------------------------------------------------- -------------------------------------------------------------------
                CURRENT FUND NAME                                           PREVIOUS FUND NAME
--------------------------------------------------- -------------------------------------------------------------------
USAZ Dreyfus Founders Equity Growth Fund            USAZ Dreyfus Founders Growth and Income Fund
--------------------------------------------------- -------------------------------------------------------------------
USAZ PEA Renaissance Fund                           USAZ PIMCO PEA Renaissance Fund
--------------------------------------------------- -------------------------------------------------------------------
USAZ PEA Value Fund                                 USAZ PIMCO PEA Value Fund
--------------------------------------------------- -------------------------------------------------------------------
USAZ Van Kampen Mid Cap Growth Fund                 USAZ Van Kampen Growth Fund
--------------------------------------------------- -------------------------------------------------------------------

The following Fund names and subadvisers changed effective April 4, 2005.

--------------------------------------------------- -------------------------------------------------------------------
        CURRENT FUND NAME AND (SUBADVISER)                         PREVIOUS FUND NAME AND (SUBADVISER)
--------------------------------------------------- -------------------------------------------------------------------
USAZ Franklin Small Cap Value Fund                  USAZ PIMCO NFJ Small Cap Value Fund
(Franklin Advisory Services, LLC)                   (NFJ Investment Group L.P. and PIMCO Advisers Retail Holdings, LLC)
--------------------------------------------------- -------------------------------------------------------------------
USAZ Legg Mason Growth Fund                         USAZ AIM Dent Demographic Trends Fund
(Legg Mason Capital Management, Inc.)               (AIM Capital Management, Inc.)
--------------------------------------------------- -------------------------------------------------------------------
USAZ Salomon Brothers Large Cap Growth Fund         USAZ AIM Blue Chip Fund
(Salomon Brothers Asset Management Inc.)            (AIM Capital Management, Inc.)
--------------------------------------------------- -------------------------------------------------------------------

The following Fund name and Subadviser changed effective July 27, 2004.

--------------------------------------------------- -------------------------------------------------------------------
        CURRENT FUND NAME AND (SUBADVISER)                         PREVIOUS FUND NAME AND (SUBADVISER)
--------------------------------------------------- -------------------------------------------------------------------
USAZ Legg Mason Value Fund                          USAZ PIMCO PEA Growth and Income Fund
(Legg Mason Capital Management, Inc.)               (PEA Capital LLC)
--------------------------------------------------- -------------------------------------------------------------------

The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts (the "Separate Accounts").

Much of the information contained in this Statement of Additional Information ("SAI") expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

                                        1
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS

AZL AIM BASIC VALUE FUND ("AIM BASIC VALUE FUND")

AZL AIM INTERNATIONAL EQUITY FUND ("AIM INTERNATIONAL EQUITY FUND")

AZL DAVIS NY VENTURE FUND ("DAVIS NY VENTURE FUND")

AZL DREYFUS FOUNDERS EQUITY GROWTH FUND ("DREYFUS FOUNDERS EQUITY GROWTH FUND")

AZL DREYFUS PREMIER SMALL CAP VALUE FUND ("DREYFUS PREMIER SMALL CAP VALUE
FUND")

AZL FRANKLIN SMALL CAP VALUE FUND ("FRANKLIN SMALL CAP VALUE FUND")

AZL JENNISON 20/20 FOCUS FUND ("JENNISON 20/20 FOCUS FUND")

AZL JENNISON GROWTH FUND ("JENNISON GROWTH FUND")

AZL LEGG MASON GROWTH FUND ("LM GROWTH FUND")

AZL LEGG MASON VALUE FUND ("LM VALUE FUND")

AZL MONEY MARKET FUND ("MONEY MARKET FUND")

AZL NEUBERGER BERMAN REGENCY FUND ("NEUBERGER BERMAN REGENCY FUND")

AZL OCC RENAISSANCE FUND ("OCC RENAISSANCE FUND")

AZL OCC VALUE FUND ("OCC VALUE FUND")

AZL OPPENHEIMER DEVELOPING MARKETS FUND ("OPPENHEIMER DEVELOPING MARKETS FUND")

AZL OPPENHEIMER EMERGING GROWTH FUND ("OPPENHEIMER EMERGING GROWTH FUND")

AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND ("OPPENHEIMER EMERGING TECHNOLOGIES FUND")

AZL OPPENHEIMER GLOBAL FUND ("OPPENHEIMER GLOBAL FUND")

AZL OPPENHEIMER INTERNATIONAL GROWTH FUND ("OPPENHEIMER INTERNATIONAL GROWTH FUND")

AZL OPPENHEIMER MAIN STREET FUND ("OPPENHEIMER MAIN STREET FUND")

AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND ("PIMCO TOTAL RETURN FUND")

AZL SALOMON BROTHERS LARGE CAP GROWTH FUND ("SB LARGE CAP GROWTH FUND")

AZL SALOMON BROTHERS SMALL CAP GROWTH FUND ("SB SMALL CAP GROWTH FUND")

AZL VAN KAMPEN AGGRESSIVE GROWTH FUND ("VK AGGRESSIVE GROWTH FUND")

AZL VAN KAMPEN COMSTOCK FUND ("VK COMSTOCK FUND")

AZL VAN KAMPEN EMERGING GROWTH FUND ("VK EMERGING GROWTH FUND")

AZL VAN KAMPEN EQUITY AND INCOME FUND ("VK EQUITY AND INCOME FUND")

AZL VAN KAMPEN GLOBAL FRANCHISE FUND ("VK GLOBAL FRANCHISE FUND")

AZL VAN KAMPEN GLOBAL REAL ESTATE FUND ("VK GLOBAL REAL ESTATE FUND")

AZL VAN KAMPEN GROWTH AND INCOME FUND ("VK GROWTH AND INCOME FUND")

AZL VAN KAMPEN MID CAP GROWTH FUND ("VK MID CAP GROWTH FUND")

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TEMPORARY, DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund, except the Money Market Fund, may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short term debt instruments) for temporary defensive purposes when the Subadviser has determined that market or economic conditions so warrant.


These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Additional Information on Portfolio Instruments and Investment Policies -- Bank Obligations," "--Commercial Paper," "--Variable and Floating Rate Demand and Master Demand Notes," "--U.S. Government Obligations," "--Corporate Debt Securities" and "--Repurchase Agreements").


In addition to the information shown in the table under "Additional Information on Portfolio Instruments and Investment Policies", the following sets forth specific limitations in certain investments for certain Funds. These limitations may be changed without a shareholder vote, except for those designated as fundamental under the section entitled "Investment Restrictions" in this Statement of Additional Information. Fundamental limitations may be changed by a vote of the majority of the outstanding shares of a particular Fund. A majority means the lesser of (a) 67% of the voting power of the shares of the Fund present at a meeting where more than 50% of the outstanding voting power of the Fund is present in person or by proxy, or (b) more than 50% of the outstanding voting power of the Fund.

AIM BASIC VALUE FUND. The Fund's investments in REITs will not exceed 15% of the total assets of the Fund. The Fund may invest up to 25% of its assets in foreign securities. The debt obligations that the Fund invests in are limited to U.S. government securities and corporate debt securities of issuers domiciled in the U.S. The Fund will limit its purchases of debt securities to investment grade debt obligations. The Fund may pledge no more than 10% of its total assets as collateral for short sales against the box. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

AIM INTERNATIONAL EQUITY FUND. The Fund may invest in equity and debt securities issued by REITs. The Fund's investment in REITs will not exceed 15% of the total assets of the Fund. Such investments will not exceed 15% of the total assets of the Fund. The Fund may pledge no more than 10% of its total assets as collateral for short sales against the box. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.


DAVIS NY VENTURE FUND. The Fund may not sell short more than 5% of its total assets. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. (See "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities".) The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets. The fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts than purchased or sold to exceed 25% of the Fund's total assets. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund does not invest for the purpose of exercising control or management of other companies.


DREYFUS FOUNDERS EQUITY GROWTH FUND. The Fund may invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed to be equivalent in quality to securities rated below investment grade; this 5% limitation does not apply to preferred stocks. The Fund will not purchase securities when borrowings are greater than 5% of the value of the Fund's total assets.


DREYFUS PREMIER SMALL CAP VALUE FUND. The Fund may invest up to 15% of the value of its net assets in illiquid securities. (See "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities".) The


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


Fund may also invest up to 5% of its net assets in warrants. The Fund will not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets. The Fund will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 25% of the Fund's total assets. The Fund may not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.

FRANKLIN SMALL CAP VALUE FUND. The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies of the Fund. The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options, and currency transactions. The Fund may invest up to 25% of its total assets in securities below investment grade.

JENNISON 20/20 FOCUS FUND. The Fund may invest more than 5% in any one issuer. The Fund may borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings. Up to 15% of the Fund's net assets can be held in illiquid securities, including the securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days (see "Additional Information on Portfolio Instruments and Investment Policies" -- "Illiquid Securities"). The Fund will not invest more than 5% of its total assets in unattached rights and warrants. The Fund may invest up to 20% of its total assets in securities of foreign issuers. This does not include ADRs and other similar receipts or shares in U.S. Markets. The Fund may invest up to 5% of its total assets in structured notes. No more than 25% of the Fund's net asset will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales. Short sales "against the box" are not subject to this limitation. The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies.

JENNISON GROWTH FUND. The Fund may invest up to 20% of its total assets in foreign equity securities. This does not include ADRs and other similar receipts or shares in U.S. markets. Up to 25% of the Fund's net assets may be subject to short sales, including short sales "against the box." The Fund can borrow up to 33 1/3 % of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings. The Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days (see "Additional Information on Portfolio Instruments and Investment Policies" -- "Illiquid Securities").


LM GROWTH FUND. The Fund will not borrow for investment purposes an amount in excess of 5% of its total assets. The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies" -- "Illiquid Securities"). The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). However, this does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Fund may make margin payments in connections with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments.

The Fund's when-issued purchases, delayed-delivery transactions and forward commitments in total will not exceed 5% of the value of the Fund's net assets. This 5% limitation reflects the value of the underlying obligation together with its initial payment. The Fund will not enter into repurchase agreements of more than 7 days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid securities. The Fund may invest up to 25% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, GDRs or EDRs.


LM VALUE FUND. The Fund does not intend to invest more than 25% of its total assets in foreign securities and does not intend to invest more than 5% of its net assets in indexed securities. The Fund will not invest more than 15% of its assets in illiquid investments (see "Additional Information on Portfolio Instruments and Investment Policies" -- "Illiquid Securities"). The Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, the Fund may not enter into futures contracts or related options if, as a result, more than 20% of its total assets would be so invested. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such


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

agreements and other illiquid investments. The Fund may not invest more than 5% of its net assets in municipal obligations (including participation interests), may not invest more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds and may not invest more than 5% of its net assets in floating and variable rate obligations. The Fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company. The Fund will not invest more than 25% of its total assets in a particular industry.

MONEY MARKET FUND. The Fund invests only those U.S. dollar-denominated debt instruments that meet the high quality and credit risk standards established by the Board of Trustees and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality by the Subadviser pursuant to standards adopted by the Board of Trustees. Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the Fund may invest have 397 days or less to maturity and are considered, under the Investment Company Act of 1940, as amended, to be rated in one of the two highest short term rating categories or, if unrated, are of comparable quality to a security rated in one of the two highest short term ratings categories and have a long term rating in the three highest long term ratings categories. The Fund will invest no more than 5% of its total assets in debt securities which are rated below the top rating category or, if unrated, are of comparable investment quality as determined by the Subadviser. The Fund's investments in bank loan participation agreements represent obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.


NEUBERGER BERMAN REGENCY FUND. The Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein. The Fund may not issue senior securities, except as permitted under the 1940 Act. The Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended. For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

OCC RENAISSANCE FUND. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").

OCC VALUE FUND. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").

OPPENHEIMER DEVELOPING MARKETS FUND. The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets.


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The limit does not apply to securities issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies. The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. The Fund cannot make loans, cannot invest in real estate, physical commodities or commodity contracts, cannot issue senior securities, cannot underwrite securities of other companies and may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.


OPPENHEIMER EMERGING GROWTH FUND. Up to 25% of the Fund's total assets may be subject to calls the Fund writes. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.


OPPENHEIMER EMERGING TECHNOLOGIES FUND. The Fund will not invest more than 15% of its net assets in illiquid securities. (See "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities.") The Fund can invest up to 5% of its total assets in warrants or rights. Up to 25% of the Fund's total assets may be subject to calls the Fund writes. The Fund cannot buy or sell real estate. The Fund cannot purchase securities on margin. The Fund cannot invest in companies for the purpose of acquiring control or management of those companies. The Fund cannot invest in oil, gas or other mineral exploration or development programs.


OPPENHEIMER GLOBAL FUND. The Fund may invest less than 25% of its net assets in any one industry and it may invest up to 15% of its net assets in illiquid securities. (See "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities"). The Fund may invest in a number of different kinds of derivative investments to seek increased returns or to try to hedge investment risks. It does not currently do so to a significant degree. (See "Additional Information on Portfolio Instruments and Investment Policies -- Derivative Instruments.") The Fund may invest in rights or warrants but does not expect that these investments will exceed 5% of its total assets.


OPPENHEIMER INTERNATIONAL GROWTH FUND. The Fund may invest up to 25% of its total assets in debt securities including up to 5% of its total assets in lower rated debt securities. The Fund may invest up to 15% of its net assets in illiquid securities, provided that no more than 10% of its net assets are invested in restricted securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities"). The Fund may invest up to 5% in the aggregate of its total assets in swap agreements, put and call options and collars.


The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the Subadviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Subadviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

OPPENHEIMER MAIN STREET FUND. The Fund does not concentrate 25% or more of its net assets in any one industry. The Fund can invest up to 25% of its total assets in lower-grade securities, but it may not invest more than 10% of its total assets in lower-grade securities that are not convertible. The Fund will not invest more than 10% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").


PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND. The Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds. The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein. The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable


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provisions of the federal securities or commodities laws. The Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.


The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws. Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of the Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.


SALOMON BROTHERS LARGE CAP GROWTH FUND. The Fund may invest up to 20% of its net assets plus borrowings for investment purposes in equity securities of companies with market capitalizations not within the top 1,000 stocks of the equity market. The Fund may invest up to 15% of its assets in foreign securities, including securities of emerging market issuers. The Fund may also invest up to 15% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").


SALOMON BROTHERS SMALL CAP GROWTH FUND. The Fund may invest up to 20% of its net assets plus borrowings for investment purposes in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Growth Index. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the Subadviser believes that their total return potential equals or exceeds the potential return of equity securities. The Fund may invest up to 20% of its total assets in equity securities of foreign issuers. The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").


VK AGGRESSIVE GROWTH FUND. Up to 35% of the Fund's total assets may be invested in investment grade debt obligations, or if unrated, determined to be of comparable quality by the Subadviser (see "Additional Information on Portfolio Instruments and Investment Policies -- Corporate Debt Securities"). The Fund may invest an amount up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements (see "Additional Information on Portfolio Instruments and Investment Policies -- Repurchase Agreements"). The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").


VK COMSTOCK FUND. The Fund generally holds 10% of its total assets in high quality short term debt securities and in investment grade corporate debt securities for liquidity purposes. The Fund may invest up to 10% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").

VK EMERGING GROWTH FUND. The Fund may, under normal market conditions, hold up to 15% of its net assets in money market instruments (as defined previously under "Temporary, Defensive Investments") and repurchase agreements (see "Additional Information on Portfolio Instruments and Investment Policies -- Repurchase Agreements"). The Fund may invest up to 10% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities"). The Fund may also engage in the use of options, futures and forward contracts, including but not limited to, forward foreign currency exchange contracts and foreign currency options. The Fund is also permitted to invest in special situation companies, emerging markets securities, reverse repurchase agreement and securities of unseasoned issuers.

VK EQUITY AND INCOME FUND. The Fund may invest up to 10% of its net assets in illiquid and certain restricted securities. The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) or purchase more than 10% of the outstanding voting securities of any one issuer, except as permitted by the 1940 Act. The Fund may not borrow money except for a temporary purpose and then not in excess of 10% of its net assets. The Fund may not purchase securities on margin, sell securities short, purchase or sell commodities or commodities futures contracts, or make loans to any individual. The Fund may not purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities. The Fund may not purchase real estate, but the Fund may purchase securities issued by real estate investment trusts and corporations engaged primarily in real estate. The Fund may invest less than 25% of its assets in any one industry.

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VK GLOBAL FRANCHISE FUND. The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information On Portfolio Instruments and Investment Policies -- Illiquid Securities").

VK GLOBAL REAL ESTATE FUND. The Fund shall not borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33-1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. The Fund shall not buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time. The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire and equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options. The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information On Portfolio Instruments and Investment Policies -- Illiquid Securities").

VK GROWTH AND INCOME FUND. It is currently the policy of the Fund not to invest at the time of purchase more than 5% of its net assets in securities subject to repurchase agreements. The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities"). The Fund may invest up to 5% of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations under the 1940 Act or an exemption or other relief from the provisions of the 1940 Act. The Fund may not purchase real estate, but the Fund may purchase securities issued by real estate investment trusts and corporations engaged primarily in real estate.


VK MID CAP GROWTH FUND. Up to 35% of the Fund's total assets may be invested in investment grade debt obligations, or if unrated, determined to be of comparable quality by the Subadviser (see "Additional Information on Portfolio Instruments and Investment Policies -- Corporate Debt Securities"). The Fund may invest up to 20% of its total assets in securities subject to repurchase agreements. The Fund may invest up to 15% of its net assets in illiquid securities (see "Additional Information On Portfolio Instruments and Investment Policies -- Illiquid Securities").




--------------------------------------------------------------------------------
               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                               INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may purchase or engage in the corresponding instrument or technique. A "N" indicates the Fund (1) is prohibited by investment restriction or policy from purchasing the instrument or engaging in the technique or (2) does not intend to purchase or engage in the corresponding instrument or technique although the Fund is not prohibited from doing so. Following the table is further information describing the investments and techniques listed in the table. Certain strategies of the Funds as described above may modify the information contained in the following pages ("Additional Information" section).

                                        8
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------


----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
                                                                            DREYFUS
                                                                            FOUNDERS   DREYFUS   FRANKLIN     JENNISON
                                          AIM BASIC       AIM     DAVIS NY   EQUITY    PREMIER   SMALL CAP     20/20
                                           VALUE    INTERNATIONAL  VENTURE   GROWTH   SMALL CAP    VALUE       FOCUS
TYPE OF INVESTMENT OR TECHNIQUE             FUND     EQUITY FUND     FUND     FUND    VALUE FUND    FUND        FUND
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
U.S. common stocks                            Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Preferred stocks                              Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Small company stocks                          Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Special situation companies                   Y           Y           Y        Y          Y                      Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Illiquid securities                           Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Restricted securities                         Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
When-issued / delayed-delivery                Y           Y           Y        Y          Y           Y          Y
securities
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Investment companies (including SPDRs)        Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Real estate investment trusts (REITS)         Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Securities of foreign issuers                 Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Depositary receipts                           Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Securities from developing                    Y           Y           Y        N          N           Y          N
countries/emerging markets
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Convertible securities                        Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Long-term corporate debt                      Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Short-term corporate debt (commercial         Y           Y           Y        Y          Y           Y          Y
paper)
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Floating and variable rate securities         N           N           N        Y          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Repurchase agreements                         Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Reverse repurchase agreements                 N           Y           N        Y          Y           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Loan Participation Interests                  N           N           N        N          Y           Y          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Non-investment grade debt                     N           N           Y        Y          N           Y          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Asset Backed Securities                       Y           Y           N        Y          N           Y          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Sovereign debt (foreign)                      Y           Y           N        Y          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Stripped Mortgage Securities                  N           N           N        N          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Bank obligations                              Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
U.S. Government securities                    Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Zero Coupon/Pay-in Kind Securities            N           N           Y        N          N           Y          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Mortgage-related securities                   Y           Y           Y        Y          N           Y          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Collateralized mortgage obligations           Y           Y           Y        N          N           Y          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Mortgage dollar rolls                         Y           Y           N        N          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Guaranteed Investment Contracts               N           N           N        Y          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Unseasoned issuers                            Y           Y           Y        Y          N           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Warrants and Rights                           Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Futures                                       Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Options                                       Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Foreign currency options and futures          Y           Y           Y        Y          N           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Forward currency contracts                    Y           Y           Y        Y          N           N          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Borrowing money                               Y           Y           Y        Y          Y           N          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Lending portfolio securities                  Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Short sales (against the box)                 Y           Y           Y        Y          N           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Taxable and tax exempt municipal              N           Y           Y        Y          N           N          N
securities
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Swap Agreements                               Y           Y           Y        N          N           N          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Money market instruments                      Y           Y           Y        Y          Y           Y          Y
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Delayed funding loans and revolving           N           N           N        N          N           N          N
credit facilities
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Structured notes                              N           N           N        N          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------
Event-linked exposure                         N           N           N        N          N           N          N
----------------------------------------- ---------- ------------- -------- --------- ----------- ---------- ----------

                                        9
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
TYPE OF INVESTMENT OR TECHNIQUE                                         NEUBERGER                    OPPENHEIMER
                                        JENNISON  LM      LM     MONEY   BERMAN      OCC      OCC    DEVEOLPING     OPPENHEIMER
                                        GROWTH   GROWTH  VALUE  MARKET   REGENCY RENAISSANCE VALUE     MARKETS       EMERGING
                                         FUND     FUND    FUND   FUND     FUND       FUND     FUND       FUND       GROWTH FUND
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
U.S. common stocks                         Y       Y       Y      N         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Preferred stocks                           Y       Y       Y      N         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Small company stocks                       Y       Y       Y      N         N          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Special situation companies                Y       Y       Y      N         N          Y        Y          N             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Illiquid securities                        Y       Y       Y      Y         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Restricted securities                      Y       Y       Y      Y         N          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
When-issued / delayed-delivery             Y       Y       Y      Y         Y          Y        Y          Y             N
securities
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Investment companies (including SPDRs)     Y       Y       Y      Y         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Real estate investment trusts (REITS)      Y       Y       Y      N         Y          Y        Y          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Securities of foreign issuers              Y       Y       Y      Y         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Depositary receipts                        Y       Y       Y      Y         N          Y        Y          N             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Securities from developing                 Y       Y       Y      N         N          Y        Y          Y             N
countries/emerging markets
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Convertible securities                     Y       Y       Y      N         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Long-term corporate debt                   Y       Y       Y      N         N          Y        Y          Y             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Short-term corporate debt (commercial      Y       Y       Y      Y         Y          Y        Y          Y             Y
paper)
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Floating and variable rate securities      Y       Y       Y      Y         N          Y        Y          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Repurchase agreements                      Y       Y       Y      Y         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Reverse repurchase agreements              N       Y       Y      Y         Y          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Loan Participation Interests               Y       N       N      Y         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Non-investment grade debt                  N       Y       Y      N         Y          N        N          Y             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Asset Backed Securities                    N       Y       Y      Y         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Sovereign debt (foreign)                   Y       Y       Y      Y         N          Y        Y          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Stripped Mortgage Securities               Y       Y       Y      N         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Bank obligations                           Y       Y       Y      Y         N          Y        Y          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
U.S. Government securities                 Y       Y       Y      Y         Y          Y        Y          N             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Zero Coupon/Pay-in Kind Securities         Y       Y       Y      N         Y          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Mortgage-related securities                Y       Y       Y      Y         Y          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Collateralized mortgage obligations        Y       Y       Y      Y         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Mortgage dollar rolls                      N       Y       Y      N         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Guaranteed Investment Contracts            Y       N       N      N         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Unseasoned issuers                         Y       Y       Y      N         N          N        N          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Warrants and Rights                        Y       Y       Y      N         N          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Futures                                    Y       Y       Y      N         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Options                                    Y       Y       Y      N         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Foreign currency options and futures       Y       Y       Y      N         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Forward currency contracts                 Y       Y       Y      N         N          Y        Y          N             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Borrowing money                            Y       Y       Y      Y         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Lending portfolio securities               Y       Y       Y      Y         Y          Y        Y          Y             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Short sales (against the box)              Y       Y       Y      N         Y          N        N          N             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Taxable and tax exempt municipal           Y       Y       Y      N         N          N        N          N             N
securities
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Swap Agreements                            Y       Y       Y      N         Y          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Money market instruments                   Y       Y       Y      Y         Y          Y        Y          N             Y
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Delayed funding loans and revolving        N       N       N      N         N          N        N          N             N
credit facilities
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Structured notes                           N       N       N      N         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------
Event-linked exposure                      N       N       N      N         N          N        N          N             N
--------------------------------------- -------- ------- ------ ------- ---------- ---------- ------- ------------- ------------

                                        10
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
                                         OPPENHEIMER                                           PIMCO   SB LARGE   SB SMALL
                                          EMERGING                  OPPENHEIMER  OPPENHEIMER   TOTAL      CAP        CAP
                                        TECHNOLOGIES  OPPENHEIMER  INTERNATIONAL    MAIN       RETURN   GROWTH     GROWTH
TYPE OF INVESTMENT OR TECHNIQUE             FUND      GLOBAL FUND   GROWTH FUND  STREET FUND   FUND      FUND       FUND
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
U.S. common stocks                           Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Preferred stocks                             Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Small company stocks                         Y             Y             Y            Y          N         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Special situation companies                  Y             Y             Y            Y          N         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Illiquid securities                          Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Restricted securities                        Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
When-issued / delayed-delivery               Y             Y             Y            Y          Y         Y          Y
securities
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Investment companies (including SPDRs)       Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Real estate investment trusts (REITS)        N             Y             N            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Securities of foreign issuers                Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Depositary receipts                          Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Securities from developing                   Y             Y             Y            Y          Y         Y          Y
countries/emerging markets
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Convertible securities                       Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Long-term corporate debt                     Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Short-term corporate debt (commercial        Y             Y             Y            Y          Y         Y          Y
paper)
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Floating and variable rate securities        N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Repurchase agreements                        Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Reverse repurchase agreements                Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Loan Participation Interests                 N             N             N            N          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Non-investment grade debt                    Y             Y             Y            Y          Y         N          N
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Asset Backed Securities                      N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Sovereign debt (foreign)                     Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Stripped Mortgage Securities                 N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Bank obligations                             Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
U.S. Government securities                   Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Zero Coupon/Pay-in Kind Securities           N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Mortgage-related securities                  N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Collateralized mortgage obligations          N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Mortgage dollar rolls                        N             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Guaranteed Investment Contracts              N             N             N            N          N         N          N
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Unseasoned issuers                           Y             Y             Y            Y          N         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Warrants and Rights                          Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Futures                                      Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Options                                      Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Foreign currency options and futures         Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Forward currency contracts                   Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Borrowing money                              Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Lending portfolio securities                 Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Short sales (against the box)                Y             N             N            N          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Taxable and tax exempt municipal             N             N             N            N          Y         Y          Y
securities
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Swap Agreements                              N             N             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Money market instruments                     Y             Y             Y            Y          Y         Y          Y
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Delayed funding loans and revolving          N             N             N            N          Y         N          N
credit facilities
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Structured notes                             N             N             N            N          Y         N          N
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------
Event-linked exposure                        N             N             N            N          Y         N          N
--------------------------------------- ------------- ------------- ------------ ------------ -------- ---------- ----------

                                        12
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------


                                            VK                     VK      VK EQUITY     VK      VK GLOBAL   VK GROWTH  VK MID
                                         AGGRESSIVE     VK      EMERGING     AND       GLOBAL      REAL        AND       CAP
                                           GROWTH    COMSTOCK    GROWTH     INCOME    FRANCHISE   ESTATE      INCOME    GROWTH
TYPE OF INVESTMENT OR TECHNIQUE             FUND       FUND       FUND       FUND       FUND       FUND        FUND      FUND
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
U.S. common stocks                           Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Preferred stocks                             Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Small company stocks                         Y          Y          Y          Y           Y          N          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Special situation companies                  Y          Y          Y          N           Y          N          N         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Illiquid securities                          Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Restricted securities                        Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
When-issued / delayed-delivery               Y          N          Y          Y           Y          Y          N         Y
securities
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Investment companies (including SPDRs)       Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Real estate investment trusts (REITS)        Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Securities of foreign issuers                Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Depositary receipts                          Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Securities from developing                   Y          Y          Y          Y           Y          Y          Y         Y
countries/emerging markets
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Convertible securities                       Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Long-term corporate debt                     Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Short-term corporate debt (commercial        Y          Y          Y          Y           Y          Y          Y         Y
paper)
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Floating and variable rate securities        N          N          Y          N           Y          Y          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Repurchase agreements                        Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Reverse repurchase agreements                Y          N          Y          N           Y          N          N         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Loan Participation Interests                 N          N          N          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Non-investment grade debt                    N          N          N          Y           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Asset Backed Securities                      N          N          N          Y           Y          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Sovereign debt (foreign)                     N          N          N          Y           Y          N          Y         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Stripped Mortgage Securities                 N          N          N          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Bank obligations                             Y          Y          Y          Y           Y          N          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
U.S. Government securities                   Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Zero Coupon/Pay-in Kind Securities           N          N          N          Y           Y          Y          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Mortgage-related securities                  N          N          Y          Y           Y          Y          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Collateralized mortgage obligations          N          N          N          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Mortgage dollar rolls                        N          N          Y          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Guaranteed Investment Contracts              N          N          N          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Unseasoned issuers                           Y          Y          Y          Y           Y          N          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Warrants and Rights                          Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Futures                                      Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Options                                      Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Foreign currency options and futures         Y          N          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Forward currency contracts                   Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Borrowing money                              Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Lending portfolio securities                 Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Short sales (against the box)                Y          N          Y          N           Y          Y          N         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Taxable and tax exempt municipal             N          N          N          N           Y          N          N         N
securities
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Swap Agreements                              N          N          N          N           Y          Y          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Money market instruments                     Y          Y          Y          Y           Y          Y          Y         Y
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Delayed funding loans and revolving          N          N          N          N           N          N          N         N
credit facilities
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Structured notes                             N          N          N          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------
Event-linked exposure                        N          N          N          N           N          N          N         N
---------------------------------------- ---------- ---------- ---------- ----------- ---------- ----------- --------- ---------

                                        13
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

BANK OBLIGATIONS
Certain Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Certain Funds may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


LOAN PARTICIPATIONS
Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans


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and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

COMMERCIAL PAPER
Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

Certain Funds may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a Canadian corporation or issued by a European-based corporation.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES
Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

Variable amount master demand notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

FOREIGN SECURITIES
Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and

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balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Many European countries recently have adopted a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain.

INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES/EMERGING MARKETS. Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.

Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for certain Funds) of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.

Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

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DEPOSITARY RECEIPTS. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES OF OTHER INVESTMENT COMPANIES
As permitted by the Investment Company Act of 1940, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund's total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

EXCHANGE TRADED FUNDS

The Funds may invest in investment companies in the form of various exchange traded funds ("ETFs"), subject to the Fund's investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:
o "SPDRS" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

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o   "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.
o "ISHARES" which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.
o "HOLDRS" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

U.S. GOVERNMENT OBLIGATIONS
Certain Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
Certain Funds may purchase securities on a "when-issued" or "delayed delivery" basis. A Fund will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" or "delayed delivery" basis, the Trust's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Subadviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed delivery" securities ever exceeded 25% of the value of its total assets.

Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a "when-issued" or "delayed delivery" security before a delivery, any gain would be taxable.

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MORTGAGE-RELATED SECURITIES

Certain Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-through securities purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-related securities in which the Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC,

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FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOS ARE ISSUED IN MULTIPLE CLASSES. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

STRIPPED MORTGAGE SECURITIES. Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Certain Funds may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped

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mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES
Certain Funds may invest in zero coupon bonds and pay-in-kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends.

TAXABLE AND TAX EXEMPT MUNICIPAL SECURITIES
Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

CORPORATE DEBT SECURITIES
Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

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Certain Funds may invest in securities which are rated the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by the Subadviser ("Medium-Grade Securities"). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO, will not be considered a "medium grade security."

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

Certain Funds may invest in lower rated securities. Fixed income securities with ratings below Baa (Moody's) BBB (S&P) are considered below investment grade and are commonly referred to as "junk" bonds ("Lower Rated Securities").

These Lower Rated Securities generally offer higher interest payments because the company that issues the bond -- the issuer -- is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

Some risks of investing in lower rated securities include:
o GREATER CREDIT RISK -- Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.
o REDUCED LIQUIDITY -- There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.
o LACK OF HISTORICAL DATA -- Because high yield bonds are a relatively new type of security, there is little data to indicate how such bonds will behave in a prolonged economic downturn. However, there is a risk that such an economic downturn would negatively affect the ability of issuers to repay their debts, leading to increased defaults and overall losses to the Fund.

Particular types of Medium-Grade and Lower Rated Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other Medium-Grade or Lower Rated Securities. Some Medium-Grade Securities and some Lower Rated Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade or Lower Rated Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Subadviser conducts its own independent credit analysis of Medium-Grade and Lower Rated Securities.


STRUCTURED NOTES
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.


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ILLIQUID SECURITIES
Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) Securities"). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. The Trust's Board of Trustees has delegated to the Subadvisers the day-to-day authority to determine whether a particular issue of
Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Subadvisers may deem Section 4(2) Securities liquid if they believe that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Subadvisers generally consider any and all factors that they deem relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% (10% in the case of the Money Market
Fund) of the market value of its net assets would be invested in illiquid securities.

Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS
Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Subadviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
Certain Funds may borrow money by entering into reverse repurchase agreements and, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities

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to financial institutions such as banks and broker-dealers and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

DERIVATIVE INSTRUMENTS
A Subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.


Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency. As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC. Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (sometimes referred to as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open. For example, with respect to forward contracts and futures that are not legally required to "cash settle," the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract's full notional value. With respect to forward contracts and futures that are required to "cash settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked to market (net) obligation, if any, (in other words, the Trust's daily net liability, if any) rather than the notional value.

HYBRID INSTRUMENTS: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its


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interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


OPTIONS TRADING
Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Certain Funds may also purchase put and call options.

A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put."

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Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options are subject to the Funds' 15% (or 10% for certain Funds) limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

FUTURES CONTRACTS
Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.

Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

RISKS OF FUTURES AND OPTIONS INVESTMENTS
A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or

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options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker;
(2) cash or high-quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.

A Fund will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. The Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund. The Fund's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS
Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of

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a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive initial collateral equal to 102% (105% for foreign securities) of the market value of domestic securities and 100% thereafter (or current percentage consistent with applicable legal or regulatory limitations) in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy by the Manager.


COMMON STOCKS
Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS
Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES
Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior

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claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.


Certain Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 10% of its net assets in such synthetic securities and other illiquid securities.


SPECIAL SITUATION COMPANIES
Certain Funds may invest in "special situation companies." Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

WARRANTS AND RIGHTS
Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.

REAL ESTATE INVESTMENT TRUSTS
Certain Funds may invest in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the "Code") and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly

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equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

INVESTMENT IN UNSEASONED ISSUERS
Certain Funds may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

SHORT SALES AGAINST THE BOX
Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

RISKS OF TECHNIQUES INVOLVING LEVERAGE
Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on

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its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SWAP AGREEMENTS
Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the Fund's total assets.


CREDIT DEFAULT SWAPS: Certain Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is


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the buyer, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.


Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect the Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.


EVENT-LINKED EXPOSURE
Certain Funds may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.


INVESTMENT RESTRICTIONS
The investment objective of the Money Market Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information). All other investment limitations described in the Prospectus or this Statement of Additional Information may be changed by the Trust's Board of Trustees.

No Fund may:
1. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid

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    securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and
    (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.
3. Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.
4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Oppenheimer Emerging Technologies Fund may concentrate in technology industries and the VK Global Real Estate Fund may concentrate in real estate, and with respect to all other Funds:
    (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;
    (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
    (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
    (d) personal credit and business credit businesses will be considered separate industries.
5. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.
6. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.
7. Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.
8. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets (as a non fundamental policy, the following Funds operate under a more restrictive policy: 10% in the case of the Money Market Fund and VK Emerging Growth Fund, 5% in the case for the Capital Appreciation Fund and 5% in the case of VK Aggressive Growth Fund) less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements, or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets (as a non fundamental policy, the following Funds operate under a more restrictive policy:10% in the case of the VK Emerging Growth Fund, 5% in the case for the Capital Appreciation Fund and 5% in the case of VK Aggressive Growth
    Fund) at the time of borrowing. The AIM Basic Value Fund, AIM International Equity Fund, Dreyfus Founders Equity Growth Fund, VK Global Franchise Fund, and the VK Global Real Estate Fund may borrow up to 33 1/3% of total assets, including the amount borrowed less liabilities.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

With respect to investment limitation No. 2 above, "commodities" includes commodity contracts. With respect to investment limitation No. 8 above, and as a non-fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a

                                        32
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

Fund's investment practices described in the Funds' Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.


With respect to investment limitation No. 5 above, the AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, and the AZL VK Global Real Estate Fund are not subject to the limitations mentioned since they are classified as non-diversified investment companies.

As non-diversified investment companies, the Funds are nonetheless required, pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to meet certain diversification requirements in order to qualify as regulated investment companies for federal income tax purposes. To so qualify, the Funds must diversify their holdings so that, at the close of each quarter of their taxable year, (a) at least 50% of the value of their total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the respective Funds and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of their total assets is invested in the securities of any issuer (other than securities issued by the U.S. government, it agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that each respective Fund controls and that are engaged in the same or similar trades or businesses.

The Code also imposes certain diversification requirements on the investment of segregated accounts underlying variable annuity and life insurance contracts. The non-diversified Funds also will remain subject to these diversification requirements.


In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. No Fund may:


1. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.
2. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Oppenheimer Emerging Technologies Fund, LM Value Fund, VK Aggressive Growth Fund, VK Emerging Growth Fund, AIM Basic Value Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Small Cap Growth Fund, AIM International Equity Fund, LM Growth Fund, Franklin Small Cap Value Fund, Jennison 20/20 Focus Fund, Jennison Growth Fund, Dreyfus Founders Equity Growth Fund and VK Global Franchise Fund may engage in short sales against the box.
3.   Purchase securities of companies for the purpose of exercising control.
4. Except as noted otherwise elsewhere in this SAI, invest more than 15% (10% with respect to the Money Market Fund) of its net assets in illiquid securities.


Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

PORTFOLIO TURNOVER
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.


If a particular Fund changes Subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new Subadviser. For the year ended December 31, 2004, the AZL Dreyfus Founders Equity Growth Fund and the AZL Legg Mason Value Fund experienced significant variation in their turnover rates, as reflected in the Financial Highlights section of the prospectus, due to Subadviser changes which took


                                        33
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


place on March 8, 2004 and July 27, 2004, respectively. For the year ended December 31, 2005, the AZL OCC Renaissance Fund and the AZL OCC Value Fund experienced significant variation in their turnover rates, as reflected in the Financial Highlights section of the prospectus, due to a Subadviser change which took place on September 16, 2005.


DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds' compliance with the policies.

In general, the Trust has instructed all third-party service providers and Allianz Life Advisers, LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows:


Complete portfolio holdings will be included in the Funds' annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds' reports and Forms N-Q are available free on the EDGAR Database on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-551-8090, by mailing an e-mail request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549.


In order to assure that any disclosure of portfolio holdings is in the best interest of shareholders, and to prevent any conflicts of interest between the Funds' shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds policies regarding the disclosure of portfolio holdings include the provision that the Funds' investment adviser (Allianz Life Advisers, LLC) and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the Funds' administrator, custodian, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.

Information regarding portfolio holdings may be provided to anyone upon request 30 days after the date of the information.

No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.

On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.

Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The Fund's independent registered public accountant also has access from time to time to a Fund's portfolio holdings in connection with performing the audit and related functions.


RECIPIENT (HOLDINGS)                                FREQUENCY               DELAY BEFORE DISSEMINATION
-----------------------------------------------   -----------------------   -----------------------------------------------------
The Northern Trust Co. (Fund Custodian)             Daily                   None
BISYS Fund Services (Fund Accountant,               Daily                   None
Administrator and Transfer Agent)
Institutional Shareholder Services (proxy voting    As necessary            None
services)
Factset                                             Daily                   1 day
Bloomberg                                           Quarterly               31 Calendar days after quarter end

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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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
RECIPIENT (HOLDINGS)                                FREQUENCY               DELAY BEFORE DISSEMINATION
-----------------------------------------------   -----------------------   -----------------------------------------------------
Lipper                                              Quarterly               31 Calendar days after quarter end
S&P                                                 Quarterly               31 Calendar days after quarter end
Morningstar Associates, LLC                         Quarterly               61 Calendar days after quarter end
Thomson/Vestek                                      Daily                   31 Calendar days after quarter end

There is no assurance that the Fund's policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The shares of the Trust's Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services Limited Partnership (the "Distributor "or "BISYS LP"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

NET ASSET VALUE
As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see "Shareholder Information -- Pricing of Fund Shares") on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUND
The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Subadviser.

VALUATION OF THE NON-MONEY MARKET FUNDS
Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees of the Trust.

                                        35
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees of the Trust.

REDEMPTION IN KIND
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

                                        36
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.

The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.

o The Audit Committee, made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.
o The Investment Committee, made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, was established on December 15, 2005, and did not meet at all during the last fiscal year. The functions of the Investment Committee include evaluating and supervising the Investment Adviser and Subadvisers to the various investment portfolios of the Trust.
o The Nominating and Corporate Governance Committee (formerly the Nominating Committee), made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met once during the last fiscal year. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating Committee does not consider nominees recommended by shareholders of the Trust.
o The Valuation and Investment Policy Committee (formerly the Pricing Committee), made up of Mr. Kletti, Mr. Ahles, Brian Muench, Michael J. Tanski, Joel M. Peterson and Bradley J. Quello, met 11 times during the last fiscal year. The Valuation and Investment Policy Committee monitors the valuation of portfolio securities and other investments of the Funds and, when the Board is not in session, the Committee determines the fair value of illiquid and other holdings.

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

                                                                                        NUMBER OF
                          POSITIONS HELD                                                PORTFOLIOS             OTHER
                           WITH ALLIANZ     TERM OF OFFICE/         PRINCIPAL          OVERSEEN FOR        DIRECTORSHIPS
                            VIP AND VIP      LENGTH OF TIME       OCCUPATION(S)      ALLIANZ VIP AND        HELD OUTSIDE
NAME, ADDRESS, AND AGE       FOF TRUST         SERVED***       DURING PAST 5 YEARS    VIP FOF TRUST       THE FUND COMPLEX
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
                                               NON-INTERESTED TRUSTEES*
                                               -------------------------
Harrison Conrad, Age 71       Trustee         Since 10/99      Retired; Board               34                 None
79 Dorchester Road                                             member of Capital
Darien, CT 06820                                               Re Corporation, a
                                                               financial-guaranty
                                                               re-insurer from
                                                               1995 to December
                                                               1999; Retired
                                                               from JP Morgan
                                                               after 34 years.
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Roger Gelfenbien, Age 62      Trustee         Since 10/99      Retired; Partner             34           Webster Financial
23680 Peppermill Court                                         of Accenture from                        Phoenix Edge Funds
Bonita Springs, FL 34134                                       1983 to August                               (32 Funds)
                                                               1999.
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Dickson W. Lewis, Age 57      Trustee          Since 2/04      Vice President/              34                 None
2355 Abingdon Way                                              General Manager of
Long Lake, MN 55356                                            Jostens, Inc., a
                                                               manufacturer of
                                                               school products,
                                                               2001 to present;
                                                               Senior Vice
                                                               President of
                                                               Fortis Group, a
                                                               Life insurance

                                        37
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

                                                                                        NUMBER OF
                          POSITIONS HELD                                                PORTFOLIOS             OTHER
                           WITH ALLIANZ     TERM OF OFFICE/         PRINCIPAL          OVERSEEN FOR        DIRECTORSHIPS
                            VIP AND VIP      LENGTH OF TIME       OCCUPATION(S)      ALLIANZ VIP AND        HELD OUTSIDE
NAME, ADDRESS, AND AGE       FOF TRUST         SERVED***       DURING PAST 5 YEARS    VIP FOF TRUST       THE FUND COMPLEX
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
                                                               and Securities
                                                               company, 1997 to
                                                               2001; Consultant
                                                               to Hartford
                                                               Insurance Co., 2001
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Claire R. Leonardi, Age       Trustee          Since 2/04      General Partner of           34           University of CT
50                                                             Fairview Capital,                           Health Center
Kickerville Rd                                                 L.P., a venture
Long Lake, NY 12847                                            capital
                                                               fund-of-funds,
                                                               9/94 to present
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Arthur C. Reeds  III,         Trustee         Since 10/99      Retired Senior               34           Connecticut Water
Age 62                                                         Investment                                  Service, Inc.
44 Foxboro Road                                                Officer, Hartford
Essex, CT 06426                                                Foundation for
                                                               Public Giving
                                                               from September
                                                               2000 to January,
                                                               2003; Chairman,
                                                               Chief Executive
                                                               and President of
                                                               Conning Corp., a
                                                               money manager,
                                                               from September
                                                               1999 to March
                                                               2000; Investment
                                                               Consultant from
                                                               1997 to September
                                                               1999.
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Peter W. McClean, Age 62      Trustee          Since 2/04      President and CEO            34                Cyrus,
18 Covewood Drive                                              of Measurisk, a                           Reinsurrance MoA,
Rowayton, CT 06853                                             market risk                              Hospitality Energy
                                                               information                                 Capital, LLC
                                                               company, 2001 to                           Advisory Board
                                                               present; Chief
                                                               Risk Management
                                                               Officer at Bank Of
                                                               Bermuda Ltd., 4/96
                                                               to 8/01
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------

                                                    INTERESTED TRUSTEES**
                                            -----------------------------------
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Michael Ahles, Age 39         Trustee          Since 6/05      Sr. VP, Senior               34                 None
5701 Golden Hills Drive                                        Financial Officer,
Minneapolis, MN 55416                                          Allianz Life from
                                                               Aug 2005 to
                                                               present. Sr. VP
                                                               and CFO Allianz
                                                               Life Financial
                                                               Services, LLC and
                                                               VP, Allianz Life
                                                               from July 1999 to
                                                               Aug 2005.
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------
Jeffrey Kletti, Age 40      Chairman of        Since 2/04      Sr. VP, Advisory             34                 None
5701 Golden Hills Drive    the Board and                       Management,
Minneapolis, MN 55416        President                         Allianz Life
                                                               Advisers 2000 to
                                                               present; formerly,
                                                               2nd Vice President
                                                               of Mutual Fund
                                                               Marketing, Fortis
                                                               Financial Group
------------------------- ---------------- ------------------- -------------------- ------------------- --------------------

                                                                OFFICERS
                                                          --------------------
                                                                PRINCIPAL             PORTFOLIOS IN
                                                TERM OF         OCCUPATION(S)          FUND COMPLEX            OTHER
                           POSITIONS HELD   OFFICE/LENGTH OF    DURING PAST 5          OVERSEEN BY      DIRECTORSHIPS HELD
NAME, ADDRESS, AND AGE      WITH TRUST       TIME SERVED***     YEARS                    DIRECTOR           BY DIRECTOR
------------------------- ---------------- -------------------- ------------------- ------------------- --------------------
Michael Radmer, Age 61       Secretary             N/A          Partner, Dorsey            N/A                  N/A
Dorsey & Whitney LLP,                                           and Whitney LLP
Suite 1500                                                      since 1976.
50 South Sixth Street
Minneapolis, MN
55402-1498
------------------------- ---------------- -------------------- ------------------- ------------------- --------------------
Troy Sheets, Age 34         Treasurer,             N/A          Vice President of          N/A                  N/A
BISYS Fund Services,         Principal                          Financial
Inc.                        Accounting                          Services of BISYS
3435 Stelzer Road           Officer and                         Fund Services
Columbus, OH 43219           Principal                          from 2002 to
                             Financial                          present; Audit
                              Officer                           Manager with KPMG
                                                                LLP from
------------------------- ---------------- -------------------- ------------------- ------------------- --------------------

                                        38
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

------------------------- ---------------- -------------------- ------------------- ------------------- --------------------
                                                                1998-2002.
------------------------- ---------------- -------------------- ------------------- ------------------- --------------------
Rodney L. Ruehle , Age         Chief               N/A          Vice President of          N/A                  N/A
38                          Compliance                          CCO Services
BISYS Fund Services,        Officer and                         Group of BISYS
Inc.                      AML Compliance                        Fund Services
3435 Stelzer Road             Officer                           from July 2004 to
Columbus, OH 43219                                              present;
                                                                Director,
                                                                Compliance
                                                                Services of
                                                                BISYS Fund
                                                                Services from
                                                                August 1995 to
                                                                July 2004.
------------------------- ---------------- -------------------- ------------------- ------------------- --------------------
Brian Muench, Age 35      Vice President           N/A          Vice President,            N/A                  N/A
5701 Golden Hills Drive                                         Advisory
Minneapolis, MN 55416                                           Management,
                                                                Allianz Life
                                                                Advisers from
                                                                December 2005 to
                                                                present;
                                                                Assistant Vice
                                                                President,
                                                                Investments,
                                                                Allianz Life
                                                                from February
                                                                2002 to November
                                                                2005.
------------------------- ---------------- -------------------- ------------------- ------------------- --------------------

*    Member of the Audit Committee.
** Is an "interested person", as defined by the 1940 Act, due to their employment by Allianz.
***  Indefinite.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005.

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                          DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
         NAME OF DIRECTOR                 SECURITIES IN EACH FUND           OF INVESTMENT COMPANIES
         -------------------------------- ------------------------ ------------------------------------------
         Harrison Conrad                           None                              None
         79 Dorchester Road
         Darien, CT 06820
         -------------------------------- ------------------------ ------------------------------------------
         Roger Gelfenbien                          None                              None
         37 Stonegate Drive
         Wethersfield, CT 06109
         -------------------------------- ------------------------ ------------------------------------------
         Arthur C. Reeds III                       None                              None
         36 Fernwood Road
         West Hartford, CT 06119
         -------------------------------- ------------------------ ------------------------------------------
         Claire R. Leonardi                        None                              None
         P.O. Box 549
         Long Lake, NY 12847
         -------------------------------- ------------------------ ------------------------------------------
         Dickson W. Lewis                          None                              None
         2355 Abingdon Way
         Long Lake, MN 55356
         -------------------------------- ------------------------ ------------------------------------------
         Peter W. McClean                          None                              None
         18 Covewood Drive
         Rowayton, CT 06853
         -------------------------------- ------------------------ ------------------------------------------
         Michael Ahles                             None                              None
         5701 Golden Hills Drive
         Minneapolis, MN 55416
         -------------------------------- ------------------------ ------------------------------------------
         Jeffrey Kletti                            None                              None
         5701 Golden Hills Drive
         Minneapolis, MN 55416
         -------------------------------- ------------------------ ------------------------------------------

                                        39
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

                        NAME OF OWNERS
                       AND RELATIONSHIPS                                                VALUE OF
    NAME                 TO DIRECTOR             COMPANY          TITLE OF CLASS       SECURITIES          PERCENT OF CLASS
---------------       --------------------  ----------------  ---------------------  -----------------  ---------------------
Harrison Conrad               N/A                  N/A                 None                N/A                  N/A
Roger Gelfenbien              N/A                  N/A                 None                N/A                  N/A
Arthur C. Reeds III           N/A                  N/A                 None                N/A                  N/A
Claire R. Leonardi            N/A                  N/A                 None                N/A                  N/A
Dickson W. Lewis              N/A                  N/A                 None                N/A                  N/A
Peter W. McClean              N/A                  N/A                 None                N/A                  N/A


The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2005. Except as disclosed below, no executive officer or person affiliated with the Trust received compensation from the Trust for the fiscal year ended December 31, 2005 in excess of $60,000. Trustees who are affiliated with the Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

COMPENSATION TABLE 12/31/2004 THROUGH 12/31/2005

                                                    PENSION OR RETIREMENT
                                 AGGREGATE           BENEFITS ACCRUED AS       ESTIMATED ANNUAL
                           COMPENSATION FROM THE     PART OF THE TRUST'S        BENEFITS UPON           TOTAL COMPENSATION
     NAME OF TRUSTEE               TRUST                  EXPENSES                RETIREMENT              FROM THE TRUSTS
----------------------    --------------------     ------------------------    -------------------      --------------------
                                                   NON-INTERESTED TRUSTEES
Harrison Conrad                  $45,000.00                  $0                      N/A                  $52,875.00
Roger Gelfenbien                 $45,000.00                  $0                      N/A                  $52,875.00
Arthur C. Reeds III              $43,750.00                  $0                      N/A                  $51,625.00
Peter McClean*                   $43,750.00                  $0                      N/A                  $51,625.00
Claire Leonardi*                 $45,000.00                  $0                      N/A                  $52,875.00
Dickson Lewis*                   $43,750.00                  $0                      N/A                  $51,625.00

                                                     INTERESTED TRUSTEE
Michael Ahles**                      $0                      $0                      N/A                      $0
Jeffrey Kletti*                      $0                      $0                      N/A                      $0

*   Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Kletti were elected Trustees in February 2004.
**  Mr. Ahles was elected Trustee in June 2005.

                                        40
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2006, the Trustees and officers of the Trust, as a group, owned none of the shares of any Fund of the Trust. As of March 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more shares of the Funds (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006):


                                                                         ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA
                                                                                   SEPARATE ACCOUNT B
                                                                -----------------------------------------------------------
                                                                                         PERCENT OF THE CLASS TOTAL
                                                                                             ASSETS HELD BY THE
FUND/SHAREHOLDER                                                   NUMBER OF SHARES              SHAREHOLDER
--------------------------------------------------------------- ------------------------ ----------------------------

AZL AIM BASIC VALUE FUND
ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              15189376.427                97.68%

AZL AIM INTERNATIONAL EQUITY FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               7947160.304                68.42%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1926531.341                16.59%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1300667.277                11.20%

AZL DAVIS NY VENTURE FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              23021594.552                79.49%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2813404.006                 9.71%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2024908.242                 6.99%

AZL DREYFUS FOUNDERS EQUITY GROWTH FD

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               8839298.864                98.37%

AZL DREYFUS PREMIER SMALL CAP VALUE FD2

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               4450214.902                97.43%

AZL FRANKLIN SMALL CAP VALUE FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117

                                        41
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------


MINNEAPOLIS  MN  554401117                                              13799081.275                85.12%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1000960.852                 6.17%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       900476.853                 5.55%

AZL JENNISON 20/20 FOCUS FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               6286224.489                53.28%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2814888.800                23.86%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2030041.834                17.21%

AZL FUSION BALANCED FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       592473.603                 5.02%

AZL JENNISON GROWTH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               2998091.427                99.09%

AZL LEGG MASON GROWTH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               6328509.279                99.03%

AZL MONEY MARKET FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                             316204935.350                95.56%

AZL OCC RENAISSANCE FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              29280534.491                88.50%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1803572.398                 5.45%

AZL OCC VALUE FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              16558257.501                97.65%

AZL OPPENHEIMER EMERGING GROWTH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER

                                        42
--------------------------------------------------------------------------------
The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

PO BOX 1117
MINNEAPOLIS  MN  554401117                                               8920438.907                98.41%

AZL OPPENHEIMER EMERGING TECH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               5421813.298                98.36%

AZL OPPENHEIMER GLOBAL FUND CLASS 2

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              11331650.406                97.39%

AZL OPPENHEIMER INTERNATIONAL GROWTH FD

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               4777025.031                71.79%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       962136.114                14.46%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       649544.647                 9.76%

AZL OPPENHEIMER MAIN STREET FUND CL 2

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               8413839.147                96.42%

AZL PIMCO PEA GROWTH AND INCOME FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              16559051.926                72.37%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      3049900.141                13.33%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2245120.684                 9.81%

AZL SALOMON BROS LARGE CAP GROWTH FD

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              15149239.727                77.99%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2025744.994                10.43%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1562193.960                 8.04%

AZL SALOMON BROS SMALL CAP GROWTH FUND

                                        43
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                               1858843.134                45.93%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1168833.830                28.88%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       788928.715                19.49%

AZL FUSION BALANCED FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       204043.269                 5.04%

AZL VAN KAMPEN AGGRESSIVE GROWTH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              10908089.594                99.16%

AZL VAN KAMPEN COMSTOCK FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              42489572.749                84.55%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      3879054.652                 7.72%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      2680974.818                 5.33%

AZL VAN KAMPEN EMERGING GROWTH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              19229939.724                99.20%

AZL VAN KAMPEN EQUITY AND INCOME CL 2

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              13938691.646                99.28%

AZL VAN KAMPEN GLOBAL FRANCHISE FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              16400585.748                98.89%

AZL VAN KAMPEN GROWTH AND INCOME FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117
MINNEAPOLIS  MN  554401117                                              25166515.657                98.78%

AZL VAN KAMPEN MID CAP GROWTH FUND

ALLIANZ LIFE INSURANCE COMPANY OF N AMER
PO BOX 1117

                                        44
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

MINNEAPOLIS  MN  554401117                                              15454807.265                85.83%

AZL FUSION GROWTH FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                      1091686.480                 6.06%

AZL FUSION MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  43219                                                       984760.497                 5.47%


The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and substantially all of the Funds. All of the outstanding shares of the Funds are owned by Separate Account A, B, or C or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees of the Trust, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.


THE MANAGER
Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.

The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America ("Allianz Life") is the sole owner of the Manager.

For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust's Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:


         NAME OF FUND                                         MANAGEMENT FEE
         -----------------------------------------------     -----------------
         AIM Basic Value Fund                                       0.75%
         AIM International Equity Fund                              0.90%
         Davis NY Venture Fund                                      0.75%
         Dreyfus Founders Equity Growth Fund                        0.80%*
         Dreyfus Premier Small Cap Value Fund                       0.90%
         Franklin Small Cap Value Fund                              0.75%
         Jennison 20/20 Focus Fund                                  0.80%
         Jennison Growth Fund                                       0.80%
         LM Growth Fund                                             0.85%
         LM Value Fund                                              0.75%
         Money Market Fund                                          0.35%
         Neuberger Berman Regency Fund                              0.75%
         OCC Renaissance Fund                                       0.75%
         OCC Value Fund                                             0.75%
         Oppenheimer Developing Markets Fund                        1.25%
         Oppenheimer Emerging Growth Fund                           0.85%
         Oppenheimer Emerging Technologies Fund                     0.84%*
         Oppenheimer Global Fund                                    0.90%
         Oppenheimer International Growth Fund                      0.843%**
         Oppenheimer Main Street Fund                               0.80%
         PIMCO Total Return Fund                                    0.75%
         SB Large Cap Growth Fund                                   0.80%
         SB Small Cap Growth Fund                                   0.85%

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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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


         VK Aggressive Growth Fund                                  0.90%***
         VK Comstock Fund                                           0.757%***
         VK Emerging Growth Fund                                    0.85%
         VK Equity and Income Fund                                  0.75%
         VK Global Franchise Fund                                   0.95%
         VK Global Real Estate Fund                                 0.90%
         VK Growth and Income Fund                                  0.757%***
         VK Mid Cap Growth Fund                                     0.83%***



                                                                  AVERAGE NET ASSETS IN MILLIONS (M)
                                              ------------------------------------------------------------------------------
*                                             UP TO $10M     $10M TO $20M    $20M TO $40M    $40M TO $60M    $60M AND MORE
                                              -----------  --------------  ---------------  ---------------  ---------------
Dreyfus Founders Equity Growth Fund             1.00%           0.875%          0.75%            0.75%           0.75%
Oppenheimer Emerging Technologies Fund          1.00%           0.875%          0.75%            0.75%           0.75%


                                                          AVERAGE NET ASSETS IN MILLIONS (M)
                                              -------------------------------------------------------------
**                                            UP TO $50M    $50M TO $200M   $200M TO $500M  $500M AND MORE
                                              -----------  --------------  ---------------  ---------------
Oppenheimer International Growth Fund           0.875%          0.715%          0.625%           0.60%


                                                          AVERAGE NET ASSETS IN MILLIONS (M)
                                             --------------------------------------------------------------
***                                          UP TO $100M    $100M TO $250M  $250M TO $500M  $500M AND MORE
                                             -----------  --------------  ---------------  ---------------
VK Aggressive Growth Fund                       0.90%           0.85%           0.825%           0.80%
VK Comstock Fund                                0.775%          0.75%           0.725%          0.675%
VK Growth and Income Fund                       0.775%          0.75%           0.725%          0.675%
VK Mid Cap Growth Fund                          0.85%           0.80%           0.775%           0.75%


The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee for the 12-month period ending April 30, 2007, to the following:


NAME OF FUND                                   MANAGEMENT FEE
-------------------------------------------    --------------------------------------------------------
Dreyfus Premier Small Cap Value Fund           0.85%
Jennison 20/20                                 0.70%
Legg Mason Growth Fund                         0.80%
Oppenheimer Developing Markets Fund            0.95%
Oppenheimer Global Fund                        0.80%
Oppenheimer Main Street Fund                   0.75%
VK Emerging Growth Fund                        0.75%
VK Equity and Income Fund                      0.70%
VK Aggressive Growth Fund                      0.85% on the first $100 million of assets and 0.80% on
                                               assets from $100 million to $500 million.
VK                                             Comstock Fund 0.75% on the first
                                               $100 million of assets, 0.70% on
                                               assets from $100 million to $500
                                               million and 0.65% on assets over
                                               $500 million.
VK Growth and Income Fund                      0.675% on the first $100 million of assets and 0.65% on
                                               assets above $100 million.
VK Mid Cap Growth Fund                         0.80% on the first $100 million of assets and 0.75% on
                                               assets above $100 million.


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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

The Manager may periodically voluntarily reduce all or a portion of its fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends. In this regard, the Manager has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

The Manager may request and receive reimbursement from the Fund of the advisory fees waived or limited and other expenses reimbursed by the Manager pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless the total annual expense ratio of the Fund making such reimbursement is less than the limit set forth below. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.

The Manager has contractually agreed to waive advisory fees through May 1, 2007, and if necessary, reimburse expenses in order to limit annual fund operating expenses for certain of the funds of the Trust as follows:


         NAME OF FUND                                               EXPENSE LIMITATION FOR FUND
         ------------------------------------------------------  ----------------------------------
         AIM Basic Value Fund                                                  1.20%
         AIM International Equity Fund                                         1.45%
         Davis NY Venture Fund - Class 2                                       1.20%
         Dreyfus Founders Equity Growth Fund                                   1.20%
         Dreyfus Premier Small Cap Value Fund - Class 2                        1.35%
         Franklin Small Cap Value                                              1.35%
         Jennison 20/20 Focus Fund                                             1.20%
         Jennison Growth Fund                                                  1.20%
         LM Growth                                                             1.30%
         LM Value Fund                                                         1.20%
         Money Market Fund                                                     0.87%
         Neuberger Berman Regency Fund                                         1.30%
         OCC Renaissance Fund                                                  1.30%
         OCC Value Fund                                                        1.20%
         Oppenheimer Developing Markets Fund                                   1.65%
         Oppenheimer Emerging Growth Fund                                      1.35%
         Oppenheimer Emerging Technologies Fund                                1.35%
         Oppenheimer Global Fund - Class 2                                     1.45%
         Oppenheimer International Growth Fund                                 1.45%
         Oppenheimer Main Street Fund - Class 2                                1.20%
         PIMCO Total Return Fund                                               1.20%
         SB Large Cap Growth Fund                                              1.20%
         SB Small Cap Growth Fund                                              1.35%
         VK Aggressive Growth Fund                                             1.30%
         VK Comstock Fund                                                      1.20%
         VK Emerging Growth Fund                                               1.20%
         VK Equity and Income Fund                                             1.20%
         VK Global Franchise Fund                                              1.45%
         VK Global Real Estate Fund                                            1.35%
         VK Growth and Income Fund                                             1.20%
         VK Mid Cap Growth Fund                                                1.30%


Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.

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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------

Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one-year periods if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Funds' advisory fees for the last 3 fiscal years that were earned and waived (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006) were as follows:


FOR THE FISCAL YEAR OR PERIOD ENDED:          DECEMBER 31, 2005         DECEMBER 31, 2004       DECEMBER 31, 2003
                                             ---------------------------------------------------------------------------
                                                ADVISORY     ADVISORY    ADVISORY     ADVISORY    ADVISORY      ADVISORY
                                                  FEES         FEES        FEES         FEES        FEES          FEES
FUND                                             EARNED       WAIVED      EARNED       WAIVED      EARNED       WAIVED
-------------------------------------------------------------------------------------------------------------------------
AIM Basic Value Fund                           $1,374,530     $   --     $ 970,139    $ 29,252   $ 361,809    $ 86,591
AIM International Equity Fund                     896,971      54,174      309,897     131,926     124,679     124,679
Davis NY Venture Fund                           1,890,267         --       633,924      12,211     248,179      84,559
Dreyfus Founders Equity Growth Fund               654,136      19,617      507,181      57,837     294,244     100,622
Dreyfus Premier Small Cap Value Fund              396,783      28,549       95,159      16,603         --          --
Franklin Small Cap Value Fund                   1,441,046         --       487,275         --      53,595       25,363
Jennison 20/20 Focus Fund                         332,860       9,896          --          --          --          --
Jennison Growth Fund                               80,720       8,417          --          --          --          --
LM Growth Fund                                    472,840         --       341,173      30,469     123,195       63,041
LM Value Fund                                   1,311,287         --       343,209      11,188     130,383       38,204
Money Market Fund                               1,025,438         --       861,882         --      672,559         --
OCC Renaissance Fund                            3,330,103         --     2,555,854          --   1,067,662      210,300
OCC Value Fund                                  1,840,006         --     1,101,322      16,745     333,932       77,556
Oppenheimer Emerging Growth Fund                1,123,369         --       795,884          --     266,704       44,619
Oppenheimer Emerging Technologies Fund            396,489         --       347,236          --     203,992       66,019
Oppenheimer Global Fund                         1,051,019         --       230,135      13,273         --           --
Oppenheimer International Growth Fund             495,424      35,601      217,027      92,043      78,620       59,406
Oppenheimer Main Street Fund                      680,967      70,153      182,106      20,359         --           --
SB Large Cap Growth Fund                        1,381,451      18,358      801,565      56,263     253,540       73,663
SB Small Cap Growth Fund                          129,681         --          --           --         --           --
VK Aggressive Growth Fund                         855,543      24,122      613,193      49,868     240,050       70,584
VK Comstock Fund                                3,615,273         --     2,105,328         --      967,799       99,816
VK Emerging Growth Fund                         1,407,387     112,352    1,137,020     169,810     591,533      194,901
VK Equity and Income Fund                         935,417         --       203,851       4,487         --           --
VK Global Franchise Fund                        1,874,601         --       622,949      28,659      59,400       22,419
VK Growth and Income Fund                       2,114,215         --     1,382,038      63,948     691,333      171,283
VK Mid Cap Growth Fund                          1,268,881         --       566,338      33,651     296,692       97,578

The Manager and the Funds have also entered into an administrative services agreement whereby the Manager provides certain compliance oversight services and certain services in connection with the filing of documents with the SEC on behalf of the Funds. The fees paid to the Manager for the compliance oversight services are based on the Manager's expenses for personnel who provide these services. The fees for the filing services are calculated on an hourly rate.

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

THE SUBADVISERS
The Manager has entered into subadvisory agreements (the "Portfolio Management Agreement" with various Subadvisers with respect to each Fund managed by the Manager (the "Subadvised Funds").

Subadvisers are selected from more than 400 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential Subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential Subadvisers are chosen. Out of that group, the Manager then chooses the three potential Subadvisers it considers to be most qualified based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the Manager's investment committee. Out of those three potential Subadvisers, the Manager then selects the firm it determines to be the most qualified, subject to approval by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust.

Each Subadviser's performance on behalf of a Subadvised Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.

The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Subadvised Funds to obtain the services of one or more Subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Portfolio Management Agreements to be changed and the employment of Subadvisers to be continued after events that would otherwise cause an automatic termination of a Portfolio Management Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust's Board of Trustees. If a Subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager's investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back-up manager selection, regression analysis and universe comparisons. A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in Subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. The Manager monitors "back-up" additional independent managers for each investment class so that, should a Subadviser change be warranted, the transition can be effected on a timely basis.

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

Under the Portfolio Management Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day-to-day investment decisions and other advisory services for a specific Subadvised Fund. For the VK Global Franchise Fund and the VK Global Real Estate Fund only, Van Kampen Asset Management has delegated some of its duties under the Portfolio Management Agreement to certain of its affiliates. The following table shows each Subadvised Fund, its Subadviser and the fee paid for such subadvisory services during the last fiscal year (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006):

SUBADVISED FUND                                  SUBADVISER                                        SUBADVISORY FEE*
----------------------------------------------   ----------------------------------------------    -------------------
AIM Basic Value Fund                             AIM Capital Management, Inc.                           0.50%
AIM International Equity Fund                    AIM Capital Management, Inc.                           0.65%
Davis NY Venture Fund                            Davis Selected Advisers, L.P.                          0.42%
Dreyfus Founders Equity Growth Fund              Founders Asset Management LLC                          0.54%
Dreyfus Premier Small Cap Value Fund             The Dreyfus Corporation                                0.60%
Franklin Small Cap Value Fund                    Franklin Advisory Services, LLC                        0.60%
Jennison 20/20 Focus Fund**                      Jennison Associates, LLC                               0.55%
Jennison Growth Fund**                           Jennison Associates, LLC                               0.55%
LM Growth Fund                                   Legg Mason Capital Management, Inc.                    0.55%
LM Value Fund                                    Legg Mason Capital Management, Inc.                    0.50%
Money Market Fund                                Prudential Investment Management, Inc.                 0.25%
OCC Renaissance Fund                             Oppenheimer Capital LLC                                0.50%
OCC Value Fund                                   Oppenheimer Capital LLC                                0.50%
Oppenheimer Emerging Growth Fund                 OppenheimerFunds, Inc.                                 0.70%
Oppenheimer Emerging Technologies Fund           OppenheimerFunds, Inc                                  0.56%
Oppenheimer Global Fund                          OppenheimerFunds, Inc.                                 0.50%
Oppenheimer International Growth Fund            OppenheimerFunds, Inc.                                 0.61%
Oppenheimer Main Street Fund                     OppenheimerFunds, Inc.                                 0.46%
SB Large Cap Growth Fund                         Salomon Brothers Asset Management                      0.55%
SB Small Cap Growth Fund**                       Salomon Brothers Asset Management                      0.60%
VK Aggressive Growth Fund                        Van Kampen Asset Management                            0.55%
VK Comstock Fund                                 Van Kampen Asset Management                            0.39%
VK Emerging Growth Fund                          Van Kampen Asset Management                            0.50%
VK Equity and Income Fund                        Van Kampen Asset Management                            0.45%
VK Global Franchise Fund                         Van Kampen Asset Management.                           0.70%
VK Growth and Income Fund                        Van Kampen Asset Management                            0.41%
VK Mid Cap Growth Fund                           Van Kampen Asset Management                            0.48%

* The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.
** The Subadvisory Fee for Funds that have been in operation less than a full fiscal year is calculated based on the rates listed below for that Fund. The contractual rates for Funds that had been in operation for at least a full fiscal year at December 31, 2005, are also listed below.

                                           AVERAGE NET ASSETS IN MILLIONS (M)
                                         -------------------------------------
                                             UP TO $500M       $500M AND MORE
                                         ------------------    ----------------
AIM Basic Value Fund                               0.50%              0.45%
AIM International Equity Fund                      0.65%              0.60%


                                          AVERAGE NET ASSETS IN MILLIONS (M)
                                        ----------------------------------------
                                             UP TO $100M       $100M AND MORE
                                        -------------------   ----------------
Davis NY Venture Fund                              0.45%              0.40%


                                             AVERAGE NET ASSETS IN MILLIONS (M)
                                        ----------------------------------------
                                             UP TO $60M         $60M AND MORE
                                         -------------------  ------------------

                                        50
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

Dreyfus Founders Equity Growth Fund                0.55%              0.50%



                                                         PERCENTAGE OF AVERAGE NET ASSETS
                                          -----------------------------------------------------------
                                                 FIRST $200M        NEXT $300M        OVER $500M
                                          ---------------------  -----------------  -----------------
Franklin Small Cap Value Fund                       0.60%             0.52%              0.50%


                                                       AVERAGE NET ASSETS IN MILLIONS (M) AND IN BILLIONS (B)
                                          ---------------------------------------------------------------------------
                                                FIRST $100M        NEXT $400M          NEXT $500M        OVER $1B
                                          ---------------------  -----------------  --------------   ----------------
Jennison 20/20 Focus/Jennison Growth Funds          0.55%             0.45%              0.40%             0.35%


                                             PERCENTAGE OF AVERAGE NET ASSETS
                                          ----------------------------------------
                                                  FIRST $100M      OVER $100M
                                          ---------------------  -----------------
Legg Mason Growth Fund                             0.55%              0.45%


                                                                 PERCENTAGE OF AVERAGE NET ASSETS
                                          ----------------------------------------------------------------------------
                                               FIRST $50M     NEXT $50M      NEXT $50M     NEXT $50M     OVER $200M
                                          ---------------  --------------  -----------   -------------  -------------
Legg Mason Value Fund                             0.70%         0.45%          0.40%         0.35%          0.30%


                                                                  PERCENTAGE OF AVERAGE NET ASSETS
                                          ----------------------------------------------------------------------------
                                                                                                         OVER $750
                                                 FIRST $250M        NEXT $250M        NEXT $250M          MILLION
                                          ---------------------  -----------------  --------------   ----------------
OCC Renaissance Fund                                0.50%             0.45%              0.40%             0.35%
OCC Value Fund                                      0.50%             0.45%              0.40%             0.35%


                                                       AVERAGE NET ASSETS IN MILLIONS (M)
                                          ---------------------------------------------------------------
                                                 UP TO $10M       $10M TO $100M     $100M AND MORE
                                          -------------------  -----------------  ----------------------
Oppenheimer International Growth Fund              0.65%              0.60%             0.50%
Oppenheimer Global Fund                            0.60%              0.50%             0.45%
Oppenheimer Main Street Fund                       0.50%              0.45%             0.40%


                                                                 AVERAGE NET ASSETS IN MILLIONS (M)
                                          ------------------------------------------------------------------------------
                                                 UP TO $10M       $10M TO $100M     $100M TO $250M     $250M AND MORE
                                          --------------------  -----------------  -----------------  ------------------
Oppenheimer Emerging Growth Fund                    0.75%             0.60%              0.50%             0.45%


                                                UP TO $20M        $20M AND MORE
                                          --------------------  ------------------
Oppenheimer Emerging Technologies Fund             0.625%             0.50%


                                                       AVERAGE NET ASSETS IN MILLIONS (M)
                                          ------------------------------------------------------------
                                                UP TO $250M      $250M TO $500M     $500M AND MORE
                                          -------------------  -----------------  --------------------
Salomon Brothers Small Cap Growth Fund             0.60%              0.55%             0.50%

                                        51
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

                                                                 AVERAGE NET ASSETS IN MILLIONS (M)
                                          ----------------------------------------------------------------------------
                                                 UP TO $100M      $100M TO $250M    $250M TO $500M     $500M AND MORE
                                          -------------------  ------------------  ----------------  -----------------
VK Mid Cap Growth Fund+                            0.500%             0.450%            0.425%             0.400%
VK Growth and Income Fund+                         0.425%             0.400%            0.375%             0.325%
VK Comstock Fund+                                  0.425%             0.400%            0.375%             0.325%
VK Aggressive Growth Fund+                         0.550%             0.500%            0.475%             0.450%


                                                UP TO $300M      $300M TO $600M     $600M AND MORE
                                           -----------------  -------------------  ------------------
VK Global Franchise Fund+                          0.70%              0.60%             0.50%

+ The minimum fee payable per Fund is $100,000 per calendar year, commencing January 1, 2002.


The table below presents the subadvisory fees earned by each of the funds (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund, and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006) for the last 3 fiscal years.

FOR THE FISCAL YEAR OR PERIOD ENDED:                    DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003
                                                     -----------------------------------------------------------
                                                           SUBADVISORY        SUBADVISORY        SUBADVISORY
FUND                                                       FEES EARNED        FEES EARNED        FEES EARNED
---------------------------------------------------  --------------------  -----------------  ------------------
AIM Basic Value Fund                                      $ 869,596.00       $ 647,797.59     $   214,666.84
AIM International Equity Fund                               648,122.00         224,466.30         245,992.00
Davis NY Venture Fund                                     1,000,001.00         317,926.89         124,089.63
Dreyfus Founders Equity Growth Fund                         441,102.00         265,627.00         148,956.67
Dreyfus Premier Small Cap Value Fund                        264,542.00          84,010.55                 NA
Franklin Small Cap Value Fund                             1,153,024.00                 NA                 NA
Jennison 20/20 Focus Fund                                   341,283.00                 NA                 NA
Jennison Growth Fund                                         82,788.00                 NA                 NA
LM Growth Fund                                              305,432.00                 NA                 NA
LM Value Fund                                               832,738.00         269,610.11         303,970.89
Money Market Fund                                           732,449.00         608,322.48         480,385.83
OCC Renaissance Fund                                      2,047,925.00       1,663,412.17         541,432.52
OCC Value Fund                                            1,158,431.00         736,321.65         501,559.14
Oppenheimer Emerging Growth Fund                            845,362.00         575,958.81         190,986.46
Oppenheimer Emerging Technologies Fund                      243,527.00         226,530.84         100,195.55
Oppenheimer Global Fund                                     579,077.00         190,305.76                 NA
Oppenheimer International Growth Fund                       357,583.00         134,168.08          56,156.82
Oppenheimer Main Street Fund                                388,110.00         152,447.42                 NA
SB Large Cap Growth Fund                                    949,991.00                 NA                 NA
SB Small Cap Growth Fund                                    136,510.00                 NA                 NA
VK Aggressive Growth Fund                                   523,218.00         375,375.11         146,697.52
VK Comstock Fund                                          1,805,397.00       1,129,764.13         506,412.38
VK Emerging Growth Fund                                     828,038.00         669,444.04         347,960.59
VK Equity and Income Fund                                   558,671.00                 NA                 NA
VK Global Franchise Fund                                  1,344,053.00         461,575.39                 NA
VK Growth and Income Fund                                 1,091,318.00         747,476.51         374,009.63
VK Mid Cap Growth Fund                                         699,160         333,676.95         174,524.85

A I M CAPITAL MANAGEMENT, INC.
A I M Capital Management, Inc. ("AIM") is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1986 and, together with its affiliates, advises or manages over 200 investment portfolios. Assets under management by AIM and its affiliates as of December 31, 2005 were $149 billion.

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

DAVIS SELECTED ADVISERS. L.P.
Davis Selected Advisers, L.P. ("Davis"), is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis is controlled by its general partner, Davis Investments, LLC. Davis Investments, LLC is a holding company with no business operations. Davis Investments, LLC is controlled by Christopher Davis as sole member. Christopher Davis' principal business over the last five years has been portfolio manager. Davis has been providing investment advice since 1969. As of December 31, 2005, Davis managed $72 billion in assets. Davis commenced operations in 1969.

THE DREYFUS CORPORATION
The Dreyfus Corporation ("Dreyfus") is located at 200 Park Avenue, New York, NY 10166. Founded in 1947, Dreyfus manages approximately $170 billion in over 200 mutual fund portfolios as of December 31, 2005. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company. Headquartered in Pittsburgh, Mellon offers a comprehensive array of banking services for individuals and corporations and is one of the world's leading providers of asset management, trust, custody and benefits consulting services.

FOUNDERS ASSET MANAGEMENT LLC
Founders Asset Management LLC ("Founders") is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of Dreyfus. The Founders corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or subadviser to a number of other investment companies.

FRANKLIN ADVISORY SERVICES, LLC
Franklin Advisory Services, LLC ("Franklin"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Fund's investment Subadviser, and was founded in 1947. Together, as of January 31, 2006, Franklin and its affiliates had over $483 billion in assets under management.

JENNISON ASSOCIATES LLC
Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017, is a Delaware Limited Liability Company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is in turn a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets.

LEGG MASON CAPITAL MANAGEMENT, INC.
Legg Mason Capital Management, Inc. ("LMCM") is located at 100 Light Street, Baltimore, MD 21202, and was founded in 1982. As of December 31, 2005, LMCM, together with its sister companies, Legg Mason Funds Management, Inc., and LMM LLC, had aggregate assets under management of approximately $60 billion.

NEUBERGER BERMAN MANAGEMENT INC.
Neuberger Berman Management Inc. ("Neuberger Berman") is located at 605 Third Avenue 2nd Floor, New York, NY 10158-0180. Neuberger Berman engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $107 billion in total assets as of December 31, 2005, and continue an asset management history that began in 1939.

OPPENHEIMER CAPITAL LLC
Oppenheimer Capital LLC ("OpCap") is a wholly-owned subsidiary of Allianz Global Investors Holdings LLC, which is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC. Allianz Global Investors U.S. Equities LLC is a wholly-owned subsidiary of Allianz Global Investors of America L.P. OpCap is a Delaware limited liability company and is a registered investment adviser under the Advisers Act. Its principal place of business is 1345 Avenue of the Americas, 48th Floor, New York, New York 10105. As of December 31, 2005, OpCap had aggregate assets under management of approximately $27 billion. OpCap is affiliated with the Manager.

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

OPPENHEIMERFUNDS, INC.
OppenheimerFunds, Inc, ("OFI") is located at Two World Financial Center, 225 Liberty St., 11th Floor, New York, NY 10281-1008. OFI has been an investment adviser since January 1960. OFI is one of the largest and most respected mutual fund companies in the U.S., with more than $200 billion in assets under management as of December 31, 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
Pacific Investment Management Company LLC (PIMCO) is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2005, PIMCO had approximately $594 billion in assets under management. PIMCO is affiliated with the Manager.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.
Prudential Investment Management, Inc. ("PIM") is located at Two Gateway Plaza Center, Newark, New Jersey, 07102. PIM is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which in turn is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005 PIM's assets under management were $367 billion.

SALOMON BROTHERS ASSET MANAGEMENT INC
Salomon Brothers Asset Management Inc (SaBAM) was established in 1987 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SaBAM had $89 billion in assets under management. The principal address of SaBAM is 399 Park Avenue, New York, NY 10022. SaBAM is a wholly owned subsidiary of Legg Mason Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company.

VAN KAMPEN ASSET MANAGEMENT
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen") and was founded in 1927. Van Kampen is a diversified asset management company with more than 3 million retail investor accounts, extensive capabilities for managing institutional portfolios, and, together with its affiliated asset management companies, had approximately $434 billion under management or supervision as of December 31, 2005. Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley. The offices of Van Kampen Asset Management are located at 1221 Avenue of the Americas, New York, NY 10020.

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

OTHER MANAGED ACCOUNTS
The following chart reflects information at December 31, 2005, regarding accounts other than the listed Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.

----------------------- ---------------------- -------------------------- ----------------------- ------------------------
                                                 REGISTERED INVESTMENT         OTHER POOLED
         FUND             PORTFOLIO MANAGER            COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM Basic Value Fund    R. Canon Coleman II    8 registered investment    1 other pooled          3596 other accounts
                        Matthew W.             companies with             investment vehicle      with $1,078,482,755 in
                        Seinsheimer            $3,792,755,077 in total    with $8,108,039 in      total assets under
                                               assets under management    assets under            management
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM Basic Value Fund    Michael J.Simon        12 registered investment   1 other pooled          3596 other accounts with
                                               companies with             investment vehicle      $1,078,482,755 in total
                                               $5,127,006,106 in total    with $8,108,039 in      assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM Basic Value Fund    Bret W. Stanley        11 registered investment   1 other pooled          3596 other accounts
                                               companies with             investment vehicle      with $1,078,482,755 in
                                               $14,632,389,656 in total   with $8, 108,039 in     total assets under
                                               assets under management    assets under            management
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM International       Shuxin Cao             7 registered investment    2 other pooled          32 other accounts with
Equity Fund                                    companies with             investment vehicle      $12,811,026 in total
                                               $2,269,939,408 in total    with $38,531,888 in     assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM International       Matthew W. Dennis      4 registered investment    5 other pooled          32 other accounts with
Equity Fund                                    companies with             investment vehicles     $12,811,026 in total
                                               $1,591,935,590 in total    with $128,162,526 in    assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM International       Jason T. Holzer        6 registered investment    10 other pooled         32 other accounts with
Equity Fund                                    companies with             investment vehicles     $12,811,026 in total
                                               $2,237,617,553 in total    with $757,335,544 in    assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM International       Clas G. Olsson         4 registered investment    13 other pooled         32 other accounts with
Equity Fund                                    companies with             investment vehicles     $12,811,026 in total
                                               $1,591,935,591 in total    with $459,615,281 in    assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
AIM International       Barrett K.Sides        6 registered investment    2 other pooled          32 other accounts with
Equity Fund                                    companies with             investment vehicle      $12,811,026 in total
                                               $2,039,370,669             with $38,531,888        assets under management
                                               in total assets under      in assets under
                                               management                 management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Davis NY Venture Fund   Christopher Davis      24 registered investment    10 other pooled        37,000 other accounts
                                               companies with $57          investment vehicles    (primarily managed
                                               billion in total assets     with $1 billion in     money/wrap accounts)
                                               under management*           assets under           with $11 billion in
                                                                           management*            total assets under
                                                                                                  management*
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Davis NY Venture Fund   Kenneth Feinberg       24 registered investment   10 other pooled         37,000 other accounts
                                               companies with $57         investment vehicles     (primarily managed
                                               billion in total assets    with $1 billion in      money/wrap accounts)
                                               under management*          assets under            with $11 billion in
                                                                          management*             total assets under
                                                                                                  management*
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Dreyfus Founders        John B. Jares          7 registered investment    0 other pooled          0 other accounts with
Equity Growth Fund                             companies with $924        investment vehicles     $0 in total assets
                                               million total assets       with $0 in assets       under management
                                               under management           under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Dreyfus Premier Small   Mark W. Sikorski       2 registered investment    1 other pooled          11 other accounts with
Cap Value Fund                                 companies with             investment vehicle      $242,108,021in total
                                               $286,349,875 in total      with $125,418,217 in    assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Franklin Small Cap      William Lippman        11 registered investment   0 other pooled          0 other accounts with
Value Fund              Bruce Baughman, CPA    companies with             investment vehicles     $0 in total assets
                        Margaret McGee         $11,721,000,000 in total   with $0 in assets       under management
                        Don Taylor, CPA        assets under management    under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------

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

----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Jennison 20/20 Focus    Spiros "Sig" Segalas   16 registered investment   2 other pooled          9 other accounts with
Fund                                           companies with             investment vehicles     $2,903,424,000 in
                                               $20,859,055,000 in total   with  $305,556,000 in   total assets under
                                               assets under management*   assets under            management*
                                                                          management*
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Jennison 20/20 Focus    David A. Kiefer        11 registered investment   5 other pooled          1 other account with
Fund                                           companies with             investment vehicles     $27,843,000 in total
                                               $10,569,624,000 in total   with  $1,272,856,000    assets under
                                               assets under management*   in assets under         management**
                                                                          management*
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Jennison Growth Fund    Michael A. Del Balso   16 registered investment   5 other pooled          17 other accounts with
                                               companies with             investment vehicles     $1,452,230,000 in
                                               $11,566,068,000 in total   with  $1,561,670,000    total assets under
                                               assets under management*   in assets under         management***
                                                                          management*
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Jennison Growth Fund    Spiros "Sig" Segalas   16 registered investment   2 other pooled          9 other accounts with
                                               companies with             investment vehicles     $2,903,424,000 in
                                               $20,968,122,000 in total   with $305,556,000 in    total assets under
                                               assets under management*   assets under management* management *
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Jennison Growth Fund    Kathleen A.            13 registered investment   5 other pooled          48 other accounts with
                        McCarragher            companies with             investment vehicles     $5,754,171,000 in
                                               $8,952,075 in total        with  $639,981,000 in   total assets under
                                               assets under management*   assets under            management*
                                                                          management*
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
LM Growth Fund          Robert Hagstrom        3 registered investment    2 other pooled          61 other accounts with
                                               company with $1.38         investment vehicles     $1.65 billion in total
                                               billion in total assets    with $132 million in    assets under management
                                               under management           assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
LM Value Fund           Mary Chris Gay         6 registered investment    16 other pooled         0 other accounts with
                                               companies with $2.4        investment vehicles     $0 in total assets
                                               billion in total assets    with $8 billion in      under management
                                               under management           assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Neuberger Berman        S. Basu Mullick        12 registered investment   0 other pooled          1 other account with
Regency Fund                                   companies with $7.5        investment vehicles     $15 million it total
                                               billion in total assets    with $0 in assets       assets under management
                                               under management           under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
OCC Renaissance Fund    Colin Glinsman         7 registered investment    5 other pooled          25 other accounts with
and OCC Value Fund                             companies with             investment vehicles     $2,807,161,399 in
                                               $13,398,778,672 in total   with $154,493,319 in    total assets under
                                               assets under management    total assets under      management
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
OCC Value Fund          Louis Goldstein        5 registered investment    2 other pooled          41 other accounts with
                                               companies with             investment vehicles     $1,407,467,444 in
                                               $4,256,553,578 in total    with $61,622,624 in     total assets under
                                               assets under management    assets under            management
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer             Mark Madden            1 registered investment    6 other pooled          2 other accounts with
Developing Markets                             companies with             investment vehicles     $319,473,450 in total
Fund                                           $1,319,788,683 in total    with $541,968,472 in    assets under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Emerging    Laura Granger          3 registered investment    1 other pooled          0 other accounts with
Growth Fund                                    company with               investment vehicles     $0 in total assets
                                               $1,085,782,637 in total    with $9,349,947 in      under management.
                                               assets under management.   assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Emerging    David Poiesz           5  registered investment   0 other pooled          0 other accounts with
Technologies Fund                              companies with             investment vehicles     $0 in total assets
                                               $4,661,915,598 in total    with $0 in assets       under management
                                               assets under management.   under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Emerging    Alan Gilston           1 registered investment    0 other pooled          0 other accounts with
Technologies Fund                              company with               investment vehicles     $0 in total assets
                                               $187,910,403 in total      with $0 in assets       under management.
                                               assets under management    under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Emerging    Scott Phillips         0 registered investment    0 other pooled          0 other accounts with
Technologies Fund                              companies with $0 in       investment vehicles     $0 in total assets
                                               total assets under         with $0 in assets       under management.
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Emerging    Emmy Adwers            0 registered investment    0 other pooled          0 other accounts with
Technologies Fund                              companies with $0 in       investment vehicles     $0 in total assets
                                               total assets under         with $0 in assets       under management.
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Emerging    Brian Neigut           0 registered investment    0 other pooled          0 other accounts with
Technologies Fund                              companies with $0 in       investment vehicles     $0 in total assets
                                               total assets under         with $0 in assets       under management.
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------

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----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Global      Rajeev Bhaman          11 registered investment   2 other pooled          0 other accounts with
Fund                                           companies with             investment vehicle      $0 in total assets
                                               $22,556,267,733 in         with $177,678,062       under management
                                               total assets under         in assets under
                                               management. In addition,   management
                                               he manages 1 account
                                               that has a
                                               performance-based
                                               advisory fee. This
                                               account has
                                               $144,920,481 in assets
                                               under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer             George R.Evans         3 registered investment    2 other pooled          0 other accounts with
International Growth                           companies with             investment vehicles     $0 in total assets
Fund                                           $2,335,700,000 in total    with $39,480,000 in     under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Main        Nikolaos D. Monoyios   10 registered investment   1 other pooled          0 other accounts with
Street Fund                                    companies with             investment vehicles     $0 in total assets
                                               $23,285,584,968 in total   with $22,968,642 in     under management
                                               assets under management    assets under
                                                                          management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Oppenheimer Main        Marc Reinganum         8 registered investment    0 other pooled          0 other accounts with
Street Fund                                    companies with             investment vehicles     $0 in total assets
                                               $16,484,537,081  in        with $0 in assets       under management
                                               total assets under         under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
PIMCO Total Return      William H. Gross       32 registered investment   21 other pooled         59 other accounts with
Fund                                           companies with             investment vehicles     $41,584,000,000 in
                                               $127,377,000,000 in        with $5,771,000,000     total assets under
                                               total assets under         in total assets under   management.
                                               management.                management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Salomon Brothers        Alan Blake             19 registered investment   3 other pooled          133,513 other accounts
Large Cap Growth Fund                          companies with $7.99B in   investment vehicles     with $14.87B in total
                                               total assets under         with $0.33B in assets   assets under management
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Salomon Brothers        Vincent Gao            4 registered investment    3 other pooled          0 other accounts with
Small Cap Growth Fund                          companies with $0.72B in   investment vehicles     $0 in total assets
                                               total assets under         with $0.26B in assets   under management
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Salomon Brothers        Robert Feitler         17 registered investment   2 other pooled          28,212 other accounts
Small Cap Growth Fund                          companies with $8.80B in   investment vehicles     with $4.76B in total
                                               total assets under         with $0.23B in assets   assets under management
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Salomon Brothers        Kevin Caliendo         6 registered investment    No other pooled         0 other accounts with
Small Cap Growth Fund                          companies with $2.36B in   investment vehicles     $0 in total assets
                                               total assets under         with $0.00 in assets    under management
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Salomon Brothers         Margaret Blaydes      4 registered investment    3 other pooled          0 other accounts with
Small Cap Growth Fund    Dmityr Khaykin        companies with $2.34B in   investment vehicles     $0 in total assets
                                               total assets under         with $0.26B in assets   under management
                                               management                 under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Aggressive Growth    Gary Lewis             8 registered investment    0 other pooled          0 other accounts with
Fund                                           companies with             investment vehicles     $0 in assets under
and VK Emerging                                $8,033,091,413             with  $0 in assets      management
Growth Fund                                    in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Aggressive Growth    Dudley Brickhouse      8 registered investment    0 other pooled          0 other accounts with
Fund                                           companies with             investment vehicles     $0 in assets under
and VK Emerging                                $7,961,283,568             with $0 in assets       management
Growth Fund                                    in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Aggressive Growth    Janet Luby             8 registered investment    0 other pooled          0 other accounts with
Fund                                           companies with             investment vehicles     $0 in assets under
and VK Emerging                                $7,923,524,205             with $0 in assets       management
Growth Fund                                    in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Aggressive Growth    Matthew Hart           8 registered investment    0 other pooled          0 other accounts
Fund                                           companies with             investment vehicles      with $0 in assets
and VK Emerging                                $7,885,693,377             with $0 in assets       under management
Growth Fund                                    in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Aggressive Growth    Scott Miller           7 registered investment    0 other pooled          0 other accounts
Fund                                           companies with             investment vehicles     with $0 in assets
and VK Emerging                                $7,885,693,377             with $0 in assets       under management
Growth Fund                                    in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------

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----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Comstock Fund        B. Robert Baker        16 registered investment   2 other pooled          18,999 other accounts
                        Jason Leder            companies with             investment vehicles     with $2,193,152,507
                        Kevin Holt             $26,567,977,870            with $1,204,440,465     in assets under
                                               in total assets under      in assets under         management
                                               management                 management

----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Franchise     Hassan Elmasry         16 registered investment   2 other pooled          18,999 other accounts
Fund                    Jayson Vowles          companies with             investment vehicles     with $2,193,152,507
                                               $26,567,977,870            with $1,204,440,465     in assets under
                                               in total assets under      in assets under         management
                                               management                 management

----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Franchise     Ewa Borowska           4 registered investment    0 other pooled          0 other accounts
Fund                                           companies with             investment vehicles     with $0 in assets
                                               $2,541,888,449             with $0 in assets       under management
                                               in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Franchise     Paras Dodhia           3 registered investment    0 other pooled          0 other accounts
Fund                                           companies with             investment vehicles     with $0 in assets
                                               $2,414,522,629             with $0 in assets       under management
                                               in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Franchise     Michael Allison        3 registered investment    0 other pooled          0 other accounts
Fund                                           companies with             investment vehicles     with $0 in assets
                                               $365,392,506               with $0 in assets       under management
                                               in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Franchise     Jayson Vowles          3 registered investment    0 other pooled          0 other accounts
Fund                                           companies with             investment vehicles     with $0 in assets
                                               $2,414,522,629             with $0 in assets       under management
                                               in total assets under      under management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Real Estate   Theodore R. Bigman     11 registered investment   5 other pooled          768 other accounts
Fund                                           companies with             investment vehicles     with $2,835,396,290
                                               $6,583,346,919             with $1,472,955,456     in total assets under
                                               in total assets under      in total assets under   management
                                               management                 management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Real Estate   Michiel te Paske       6 registered investment    4 other pooled          9 other accounts
Fund                                           companies with             investment vehicles     with $659,281,479 in
                                               $584,768,045               with $854,349,516 in    total assets under
                                               in total assets under      total assets under      management
                                               management                 management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Real Estate   Sven van Kemenade      3 registered investment    1 other pooled          9 other accounts
Fund                                           companies with             investment vehicle      with $834,076,629
                                               $417,072,433               with $431,733,083       in total assets under
                                               in total assets under      in total assets under   management
                                               management                 management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Global Real Estate   Angeline Ho            3 registered investment    2 other pooled          3 other accounts
Fund                                           companies with             investment vehicles     with $322,737,831
                                               $511,427,375               with $850,636,268       in total assets under
                                               in total assets under      in total assets under   management
                                               management                 management

----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Growth & Income      James Gilligan         22 registered investment   0 other pooled          2,096 other accounts
Fund and                                       companies with             investment vehicles     with $1,065,577,092
VK Equity & Income                             $31,963,555,358            with $0 in assets       in total assets under
Fund                                           in total assets under      under management        management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Growth & Income      James Roeder           21 registered investment   0 other pooled          2,096 other accounts
Fund and                Sergio Marcheli        companies with             investment vehicles     with $1,065,577,092
VK Equity & Income      Thomas Bastian         $31,632,093,178            with $0 in assets       in total assets under
Fund                    Vincent Vizachero      in total assets under      under management        management
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
VK Mid-Cap Growth Fund  Dennis P. Lynch        33 registered investment   4 other pooled          10,850 other accounts
                        David Cohen            companies with             investment vehicles     with $2,896,592,938
                        Sam Chainani           $15,594,023,614            with $1,264,189,243     in total assets under
                        Alexander Norton       in total assets under      in assets under         management
                                               management                 management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------

*    None of the accounts managed are subject to performance fees.
** Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of an institutional account managed using a model portfolio because Jennison does not have discretion to trade securities in the institutional model portfolio.
*** Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

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POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.
o With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
o Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


PORTFOLIO MANAGER COMPENSATION
The following section includes portfolio manager compensation information as of December 31, 2005 for each of the Subadvisers. The portfolio managers are employed by the respective Subadvisers, not by the Funds.


AIM CAPITAL MANAGEMENT, INC.: AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:
o Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

o Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

    High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

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o   Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
o Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.
o Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

DAVIS ADVISORS: Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

THE DREYFUS CORPORATION: Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.

FOUNDERS ASSET MANAGEMENT LLC: The portfolio manager is compensated by Founders or its affiliates, and not by the fund. The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is comprised of three components: portfolio performance (weighted 70%), individual qualitative performance (weighted 20%) and Founders' financial performance as measured by Founders' recurring operating income (weighted 10%). Up to 10% of the incentive plan compensation may be paid in Mellon Financial Corporation ("Mellon") restricted stock.

Portfolio performance is measured by the 1-year (weighted 50%), two-year (weighted 25%) and 3-year (weighted 25%) pre-tax annualized total return of all of the portfolio manager's accounts relative to the annualized total return of the appropriate Lipper peer group, measured quarterly. The performance of the Class F shares of the Dreyfus Founders Funds is used as a proxy for the performance of any other accounts managed in substantially the same manner by the portfolio manager (these groups of accounts are referred to as "product lines"). The proxy for the fund is the Dreyfus Founders Equity Growth Fund. For product lines that do not include a Dreyfus Founders Fund, performance is measured using the largest share class of the largest mutual fund in the group. The portfolio manager's incentive compensation is determined by weighting the performance of the various product lines managed, generally based on their relative assets. The portfolio manager will receive more incentive compensation the higher within the relevant Lipper peer group his product lines are ranked, and will receive less or no incentive compensation (for the performance component of the formula) if his product lines rank lower within their peer group.

Individual qualitative performance is based on an evaluation of the portfolio manager's performance by Founders' President and/or Director of Investments. Performance is measured against expectations established from some or all of the following categories: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; support to colleagues, fund growth/gain in market share, portfolio turnover and cash management. The President and/or Director of Investments may consider additional factors at their discretion.

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The portfolio manager has been guaranteed minimum incentive compensation awards for certain calendar years. The portfolio manager is also eligible to participate in Mellon's Long Term Incentive Plan. Under that plan, Mellon restricted stock is awarded at the discretion of Founders' President based on individual performance and contributions to the Investment Department and the Mellon organization. The portfolio manager also may elect to defer a portion of his base salary and/or incentive compensation pursuant to Mellon's deferred compensation plan.

FRANKLIN ADVISORY SERVICES, LLC:

COMPENSATION. Franklin Advisory Services seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

    BASE SALARY - Each portfolio manager is paid a base salary.

    ANNUAL BONUS - Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
    o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
    o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

    ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION - Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

POTENTIAL CONFLICTS OF INTEREST:

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager

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seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

JENNISON ASSOCIATES LLC: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The following factors will be reviewed for each portfolio manager:

     o One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
     o    Historical and long-term business potential of the product strategies;
     o    Qualitative factors such as teamwork and responsiveness, and
     o Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

POTENTIAL CONFLICTS OF INTEREST:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a

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strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

LEGG MASON CAPITAL MANAGEMENT, INC: Each Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors. The bonus compensation for Robert Hagstrom (Portfolio Manager for the AZL LM Growth Fund) is reviewed annually and is determined by a number of factors, including the annual performance of his accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), his performance over various other time periods, the total value of his assets under management, his contribution to the Subadviser's research process, the profitability of the Subadviser and Mr. Hagstrom's contribution to profitability, and trends in industry compensation levels and practices. The bonus compensation for Mary Chris Gay (Portfolio Manager for the AZL Legg Mason Value Fund) is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, under her management (these are a function of performance, retention of assets, and flows of new assets), Ms. Gay's contribution to the Subadviser's research process, and trends in industry compensation levels and practices.

Each Portfolio Manager is also eligible to receive stock options from Legg Mason Inc. based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

One account managed by Robert Hagstrom (Portfolio Manager for the AZL LM Growth
Fund) pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since Mr. Hagstrom's compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that his bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the Subadviser maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated fairly. One account managed by Mary Chris Gay pays a performance fee, however, since the calculation of her bonus compensation does not use contribution to the Subadviser's profitability as a specific factor, the Subadviser does not believe that this creates a material conflict of interests.

NEUBERGER BERMAN MANAGEMENT, INC: A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

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NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

OPPENHEIMER CAPITAL: The Subadviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, portfolio managers receive a base salary, a variable cash bonus or profit sharing opportunity and a benefits package. Total cash compensation, as described below, is set forth for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. The Subadviser attempts to keep its compensation levels at or above the median for similar positions in its local area.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by the Subadviser. In setting the base salary, the firm's intention is to be competitive in light of the portfolio manager's experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing. Each portfolio manager (except Mr. Glinsman) is eligible for an annual bonus in addition to a base salary. The bonus forms the majority of the individual's annual cash compensation and is based on the performance of the Portfolio relative to other products with the same investment style, as well as the absolute returns produced by the Portfolio. Mr. Glinsman, as a portfolio manager with additional management responsibilities, is paid a share of profits in lieu of an annual bonus. This payment forms the majority of his annual cash compensation and is based in part on the performance of the Portfolios he manages relative to other products with the same or similar investment style, the absolute returns produced by the Portfolios, as well as the overall financial performance of the Subadviser and PEA Capital ("PEA"), an affiliated investment adviser. Also, in addition to any bonus or profit sharing paid by the Subadviser and PEA, Allianz Global Investors of America L.P. ("AGI"), an indirect parent of the Subadviser and PEA, has established a Long Term Cash Bonus Plan for certain employees of its operating companies, including the Subadviser and PEA. These employees include certain portfolio managers of the Subadviser and PEA Capital. The plan provides awards that are valued based on the operating earnings growth of the companies under AGI, as well as the target achievement of the companies' average operating earnings on a three-year basis. The cash awarded to employees of the Subadviser and PEA under the plan is calculated three-years after it is awarded, when it vests in full.

Participation in group retirement plans. The portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time asdesignated under the plan.

OPPENHEIMERFUNDS, INC: Under the Subadviser's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Subadviser. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Subadviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, the portfolio managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Subadviser's holding company parent. Senior portfolio managers may also be eligible to participate in the Subadviser's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Subadviser attract and retain talent. The annual discretionary bonus is determined by senior management of the Subadviser and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate

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benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the portfolio managers. The compensation structure of other accounts managed by the portfolio manager is the same as the compensation structure of the Funds, described above.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO):

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

o 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;
o Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
o    Amount and nature of assets managed by the portfolio manager;
o Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
o Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
o Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
o    Contributions to asset retention, gathering and client satisfaction;
o    Contributions to mentoring, coaching and/or supervising; and
o    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

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PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing
Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT: CAM North America LLC ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). CAM may also measure the team's pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

VAN KAMPEN ASSET MANAGEMENT: Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

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BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with Van Kampen.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:
o    CASH BONUS;
o MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
o INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by Van Kampen or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;
o VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

o Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above.. Generally, the greatest weight is placed on the three- and five-year periods.
o Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
o    Contribution to the business objectives of the Investment Adviser.
o    The dollar amount of assets managed by the portfolio manager.
o    Market compensation survey research by independent third parties.
o    Other qualitative factors, such as contributions to client objectives.
o Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS
At December 31, 2005, none of the Portfolio Managers for any of the Funds beneficially owned shares of any Fund.

AFFILIATED PERSONS
The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.

     -------------------------------------- ---------------------------------------- --------------------------------
                     NAME                             POSITION WITH TRUST                 POSITION WITH ADVISER

     -------------------------------------- ---------------------------------------- --------------------------------
     Jeffrey Kletti                         Trustee; President                       Director; President
     -------------------------------------- ---------------------------------------- --------------------------------
     Michael Ahles                          Trustee                                  Director, Vice President
     -------------------------------------- ---------------------------------------- --------------------------------

PORTFOLIO TRANSACTIONS
Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the

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underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust. The Manager and Subadvisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust. The selection of a particular broker or dealer based on such considerations will not affect the price per share that would be paid by a shareholder for shares of a Fund, nor will it affect the amount a Fund would receive for any sale of Fund shares.

Consistent with achieving best execution, a Fund may participate in so-called "commission recapture" programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Fund's Manager or Subadviser, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in such programs may have the effect of reducing overall expenses and increasing overall returns for certain Funds

While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006.)


                                               TOTAL BROKERAGE            TOTAL BROKERAGE            TOTAL BROKERAGE
                                             COMMISSION PAID FOR THE    COMMISSION PAID FOR THE    COMMISSION PAID FOR THE
                                                FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                                          DECEMBER 31, 2003          DECEMBER 31, 2004          DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
AIM Basic Value Fund                             $  81,100.05           $      79,305.57               $  61,367.11
AIM International Equity Fund                       57,500.41                  91,427.35                 229,446.50
Davis NY Venture Fund                               54,971.30                 145,351.24                 110,862.07
Dreyfus Founders Equity Growth Fund                 83,378.64                 271,435.21                 267,576.76
Dreyfus Premier Small Cap Value Fund                       NA                  84,334.56                 186,666.33
Franklin Small Cap Value Fund                              NA                         NA                 252,225.29
Jennison 20/20 Focus Fund                                  NA                         NA                 139,917.00
Jennison Growth Fund                                       NA                         NA                  26,642.30
LM Growth Fund                                             NA                         NA                  86,276.55

                                        68
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

LM Value Fund                                       29,571.50                  91,815.51                 217,102.53
Money Market Fund                                        0.00                       0.00                       0.00
OCC Renaissance Fund                               607,346.38                 680,873.20               1,490,971.21
OCC Value Fund                                     170,287.91                 218,824.01                 576,825.55
Oppenheimer Emerging Growth Fund                   395,852.20                 846,261.54                 911,459.34
Oppenheimer Emerging Technologies Fund             219,584.95                 276,654.60                 212,759.44
Oppenheimer Global Fund                                    NA                  58,802.08                 115,923.69
Oppenheimer International Growth Fund                7,053.19                  52,599.57                  64,584.87
Oppenheimer Main Street Fund                               NA                  62,140.51                 168,886.05
SB Large Cap Growth Fund                                   NA                         NA                 178,911.52
SB Small Cap Growth Fund                                   NA                         NA                 117,959.88
VK Aggressive Growth Fund                          175,657.30                 284,858.56                 312,562.74
VK Comstock Fund                                   237,857.60                 305,043.60                 354,614.59
VK Emerging Growth Fund                            325,248.40                 503,209.03                 317,436.54
VK Equity and Income Fund                                  NA                  50,126.01                  84,280.99
VK Global Franchise Fund                            14,409.73                  36,937.93                  95,589.82
VK Growth and Income Fund                          195,253.99                 238,291.76                 229,854.67
VK Mid Cap Growth Fund                             246,897.41                 206,574.84                 282,484.50

AFFILIATED BROKERS

The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, the Adviser or any Subadviser. All of the brokers listed are affiliates of the Manager.

      ---------------------------- -------------------------- -------------------------- --------------------------
                                    AGGREGATE DOLLAR AMOUNT    AGGREGATE DOLLAR AMOUNT    AGGREGATE DOLLAR AMOUNT
                                   OF BROKERAGE COMMISSIONS   OF BROKERAGE COMMISSIONS   OF BROKERAGE COMMISSIONS
                                   PAID FOR THE FISCAL YEAR   PAID FOR THE FISCAL YEAR   PAID FOR THE FISCAL YEAR
      NAME OF AFFILIATED BROKER     ENDED DECEMBER 31, 2003    ENDED DECEMBER 31, 2004    ENDED DECEMBER 31, 2005
      ---------------------------- -------------------------- -------------------------- --------------------------
      Dresdner Kleinwort                     $0.00                      $0.00                    $8,867.03
      Wasserstein LLC
      (part of Dresdner Bank AG)
      ---------------------------- -------------------------- -------------------------- --------------------------
      Dresdner Kleinwort Benson              $520.63                   $1,984.62                    $0.00
      (part of Dresdner Bank AG)
      ---------------------------- -------------------------- -------------------------- --------------------------
      Credit Lyonnais SA                     $861.84                     $0.00                      $0.00
      ---------------------------- -------------------------- -------------------------- --------------------------

The following table shows the percentage of aggregate brokerage commissions paid to the affiliated broker and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker during the fiscal year ended December 31, 2005.

----------------------------------------- ----------------------------------- ---------------------------------------
                                                                              PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
                                          PERCENTAGE OF AGGREGATE BROKERAGE    OF TRANSACTIONS INVOLVING THE PAYOUT
                                           COMMISSIONS PAID FOR FISCAL YEAR     OF COMMISSIONS FOR THE FISCAL YEAR
NAME OF AFFILIATED BROKER                     ENDED DECEMBER 31, 2005                ENDED DECEMBER 31, 2005
----------------------------------------- ----------------------------------- ---------------------------------------
Dresdner Kleinwort Wasserstein LLC                       0.13%                                 0.02%
(part of Dresdner Bank AG)
----------------------------------------- ----------------------------------- ---------------------------------------

Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees of the Trust, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction "fails" due to circumstances beyond a Fund's control.

                                        69
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

At December 31, 2005, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006):

                                                                                    APPROXIMATE AGGREGATE VALUE OF
                                                                                   ISSUER'S SECURITIES OWNED BY THE
FUND                                                     NAME OF BROKER OR DEALER      FUND AT 12/31/2005
------------------------------------------------------- -------------------------- ----------------------------------
AIM Basic Value Fund                                    Citigroup                  $    4,057,108.00
------------------------------------------------------- -------------------------- ----------------------------------
AIM Basic Value Fund                                    JP Morgan Chase            $    6,362,624.00
------------------------------------------------------- -------------------------- ----------------------------------
AIM Basic Value Fund                                    Merrill Lynch              $    3,596,463.00
------------------------------------------------------- -------------------------- ----------------------------------
AIM Basic Value Fund                                    Morgan Stanley             $    3,966,126.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
AIM International Equity Fund                             N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Davis NY Venture Fund                                   Citigroup                  $    9,822,472.00
------------------------------------------------------- -------------------------- ----------------------------------
Davis NY Venture Fund                                   Morgan Stanley             $    2,246,904.00
------------------------------------------------------- -------------------------- ----------------------------------
Davis NY Venture Fund                                   State Street               $    1,147,608.00
------------------------------------------------------- -------------------------- ----------------------------------
Davis NY Venture Fund                                   JP Morgan Chase            $   12,126,724.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Dreyfus Founders Equity Growth Fund                     Goldman Sachs              $      852,720.00
------------------------------------------------------- -------------------------- ----------------------------------
Dreyfus Founders Equity Growth Fund                     Morgan Stanley             $      410,627.00
------------------------------------------------------- -------------------------- ----------------------------------
Dreyfus Founders Equity Growth Fund                     State Street               $       448,953.00
------------------------------------------------------- -------------------------- ----------------------------------
Dreyfus Founders Equity Growth Fund                     JP Morgan Chase            $       945,138.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Dreyfus Premier Small Cap Value Fund                      N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Franklin Small Cap Value Fund                             N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Jennison 20/20 Focus Fund                               Merrill Lynch              $    3,630,328.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Jennison Growth Fund                                    JP Morgan Chase            $      424,683.00
------------------------------------------------------- -------------------------- ----------------------------------
Jennison Growth Fund                                    Merrill Lynch              $      650,208.00
------------------------------------------------------- -------------------------- ----------------------------------
Jennison Growth Fund                                    Goldman Sachs              $      459,756.00
------------------------------------------------------- -------------------------- ----------------------------------
Jennison Growth Fund                                    Bank of America            $      530,725.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Legg Mason Growth Fund                                  Citigroup                  $    3,785,340.00
------------------------------------------------------- -------------------------- ----------------------------------
Legg Mason Growth Fund                                  Goldman Sachs              $    1,609,146.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Legg Mason Value Fund                                   Citigroup                  $    6,930,084.00
------------------------------------------------------- -------------------------- ----------------------------------
Legg Mason Value Fund                                   JP Morgan Chase            $   10,648,827.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Money Market Fund                                       Merrill Lynch               $  11,000,032.00
------------------------------------------------------- -------------------------- ----------------------------------
Money Market Fund                                       Morgan Stanley             $   10,002,425.00
------------------------------------------------------- -------------------------- ----------------------------------
Money Market Fund                                       JP Morgan Chase            $   13,874,522.00
------------------------------------------------------- -------------------------- ----------------------------------
Money Market Fund                                       Bank of America            $    6,000,000.00
------------------------------------------------------- -------------------------- ----------------------------------
Money Market Fund                                       Goldman Sachs              $   12,018,202.00
------------------------------------------------------- -------------------------- ----------------------------------
Money Market Fund                                       Citibank                   $   15,000,000.00
------------------------------------------------------- -------------------------- ----------------------------------

                                        70
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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


                                                                                   APPROXIMATE AGGREGATE VALUE OF
                                                                                    ISSUER'S SECURITIES OWNED BY THE
FUND                                                     NAME OF BROKER OR DEALER     FUND AT 12/31/2005
------------------------------------------------------- -------------------------- ----------------------------------
OCC Renaissance Fund                                    Citigroup                  $   11,792,790.00
------------------------------------------------------- -------------------------- ----------------------------------
OCC Renaissance Fund                                    JP Morgan Chase            $   10,549,602.00
------------------------------------------------------- -------------------------- ----------------------------------
OCC Renaissance Fund                                    Merrill Lynch              $    8,804,900.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
OCC Value Fund                                          Bank of America            $    6,830,200.00
------------------------------------------------------- -------------------------- ----------------------------------
OCC Value Fund                                          Citigroup                  $    9,225,553.00
------------------------------------------------------- -------------------------- ----------------------------------
OCC Value Fund                                          Merrill Lynch              $    7,348,705.00
------------------------------------------------------- -------------------------- ----------------------------------
OCC Value Fund                                          Morgan Stanley             $    3,359,008.00
------------------------------------------------------- -------------------------- ----------------------------------
OCC Value Fund                                          JP Morgan Chase            $    11,351,340.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Emerging Growth Fund                          N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Emerging Technologies Fund                    N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Global Fund                                 Citigroup                  $    401,828.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Global Fund                                 JP Morgan Chase            $    1,262,301.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Global Fund                                 Morgan Stanley             $    1,656,808.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer International Growth Fund                     N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            Bank of America             $    1,698,320.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            Goldman Sachs              $       702,405.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            Lehman Brothers            $       551,131.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            Merrill Lynch              $       724,711.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            Morgan Stanley             $       862,448.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            JP Morgan Chase            $     1,309,135.00
------------------------------------------------------- -------------------------- ----------------------------------
Oppenheimer Main Street Fund                            Citigroup                  $     2,237,232.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Salomon Brothers Large Cap Growth Fund                  Merrill Lynch              $     9,075,820.00
------------------------------------------------------- -------------------------- ----------------------------------
Salomon Brothers Large Cap Growth Fund                  Morgan Stanley             $     6,201,682.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Salomon Brothers Small Cap Growth Fund                    N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Aggressive Growth Fund                         N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Comstock Fund                                Merrill Lynch              $     4,686,916.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Comstock Fund                                Bank of America            $    18,238,480.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Comstock Fund                                Citigroup                  $    18,751,992.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Comstock Fund                                JP Morgan Chase            $     5,187,483.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Emerging Growth Fund                         Lehman Brothers            $     1,858,465.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Emerging Growth Fund                         Goldman Sachs              $     1,870,952.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Equity and Income Fund                       Bank of America            $     1,648,740.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Equity and Income Fund                       Goldman Sachs              $     1,250,242.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Equity and Income Fund                       Merrill Lynch              $     2,736,291.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Equity and Income Fund                       JP Morgan Chase            $     3,177,274.00
------------------------------------------------------- -------------------------- ----------------------------------

                                        71
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

                                                                                    APPROXIMATE AGGREGATE VALUE OF
                                                                                   ISSUER'S SECURITIES OWNED BY THE
FUND                                                     NAME OF BROKER OR DEALER    FUND AT 12/31/2005
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Equity and Income Fund                       State Street               $     1,095,494.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Equity and Income Fund                       Citigroup                  $     2,835,313.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Global Franchise Fund                          N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Growth & Income Fund                         Bank of America            $    4,761,296.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Growth & Income Fund                         Citigroup                  $    8,192,348.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Growth & Income Fund                         Goldman Sachs              $    2,139,143.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Growth & Income Fund                         JP Morgan Chase            $   10,031,091.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Growth & Income Fund                         Merrill Lynch              $    8,492,664.00
------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Growth & Income Fund                         State Street               $    3,420,094.00
------------------------------------------------------- -------------------------- ----------------------------------

------------------------------------------------------- -------------------------- ----------------------------------
Van Kampen Mid Cap Growth Fund                            N/A                        N/A
------------------------------------------------------- -------------------------- ----------------------------------

Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
BISYS, whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator (the "Administrator"), transfer agent (the "Transfer Agent") and fund accountant (the "Fund Accountant") to the Trust pursuant to a Services Agreement dated as of January 1, 2003, and amended as of October 5, 2004 (the "Services Agreement").

As Administrator, BISYS has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR and N-CSR or any comparable or replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Portfolio Management Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

As Transfer Agent, BISYS performs the following services in connection with each Fund's shareholders of record: maintains shareholder records; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitations.

As Fund Accountant, BISYS maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other

                                        72
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
--------------------------------------------------------------------------------
debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust's custodian, affirmation to the Trust's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust's custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

Under the terms of the Services Agreement, an officer of BISYS serves as the Chief Compliance Officer (the "CCO") of the Trust.

BISYS receives a fee from each Fund for its services as Administrator, Transfer Agent and Fund Accountant and expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including a minimum annual base fee of $1,250,000 and in addition to the annual base fee, an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.06% of the combined average daily net assets of the Funds from $550 million to $2 billion; 0.045% of the combined average daily net assets of the Funds from $2 billion to $3 billion; 0.03% of the combined average daily net assets of the Funds from $3 billion to $6 billion; and 0.02% of the combined average daily net assets of the Funds over $6 billion. From time to time, BISYS may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, BISYS receives an annual fee of $100,000 from the Trust for the services of the CCO.

For the fiscal year ended December 31, 2005, BISYS was entitled to receive and waived administration fees from the Funds as follows (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006):

          FUND                                           SERVICE FEES EARNED  SERVICE FEES WAIVED
----------------------------------------------------------------------------------------------------
          AIM Basic Value Fund                               $  124,033             $   0
          AIM International Equity Fund                          69,251                 0
          Davis NY Venture Fund                                 166,040                 0
          Dreyfus Founders Equity Growth Fund                    58,455                 0
          Dreyfus Premier Small Cap Value Fund                   42,079                 0
          Franklin Small Cap Value Fund                         122,949                 0
          Jennison 20/20 Focus Fund                              27,142                 0
          Jennison Growth Fund                                    6,604                 0
          LM Growth Fund                                         39,118                 0
          LM Value Fund                                         115,105                 0
          Money Market Fund                                     208,461                 0
          OCC Renaissance Fund                                  305,537                 0
          OCC Value Fund                                        165,550                 0
          Oppenheimer Emerging Growth Fund                       86,020                 0
          Oppenheimer Emerging Technologies Fund                 31,163                 0
          Oppenheimer Global Fund                                81,059                 0
          Oppenheimer International Growth Fund                  40,937                 0
          Oppenheimer Main Street Fund                           60,187                 0
          SB Large Cap Growth Fund                              121,510                 0
          SB Small Cap Growth Fund                               10,059                 0
          VK Aggressive Growth Fund                              67,596                 0
          VK Comstock Fund                                      323,693                 0
          VK Emerging Growth Fund                               117,908                 0
          VK Equity and Income Fund                              87,082                 0
          VK Global Franchise Fund                              135,074                 0
          VK Growth and Income Fund                             189,446                 0

                                        73
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

          FUND                                           SERVICE FEES EARNED  SERVICE FEES WAIVED
         ---------------------------------------------------------------------------------------------
          VK Mid Cap Growth Fund                                100,450                 0

Currently, the Services Agreement renews for successive one-year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days' written notice without penalty by vote of the Trustees, by vote of a majority of the outstanding shares of that Fund or by BISYS. The Services Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by BISYS of its obligations and duties thereunder.

DISTRIBUTOR
BISYS LP, whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of October 27, 1999 (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds' shares from bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

The Distribution Agreement between the Trust and BISYS LP dated October 27, 1999 was last approved by the Trust's Board of Trustee's (including a majority of such Trustee's who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on September 10, 2002. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by BISYS LP on 90 days' written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

DISTRIBUTION PLAN. A Distribution Plan (the "Plan") has been adopted by each of the Funds pursuant to Rule 12b-1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.

The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund's average net assets.

For the fiscal year or period ended December 31, 2005, the following 12b-1 fees shown as earned and waived for the Funds (with the exception of Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Total Return Fund and VK Global Real Estate Fund, all of which commenced operations on May 1, 2006) were:


             FUND                                       12B-1 FEES EARNED    12B-1 FEES WAIVED
           -------------------------------------------------------------------------------------
             AIM Basic Value Fund                           $ 434,765              $  0
             AIM International Equity Fund                    249,158                 0
             Davis NY Venture Fund                            593,610                 0
             Dreyfus Founders Equity Growth Fund              205,544                 0
             Dreyfus Premier Small Cap Value Fund             110,217                 0
             Franklin Small Cap Value Fund                    480,349                 0
             Jennison 20/20 Focus Fund                        104,019                 0
             Jennison Growth Fund                              25,225                 0
             LM Growth Fund                                   138,794                 0
             LM Value Fund                                    416,122                 0
             Money Market Fund                                732,457                 0

                                        74
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The Allianz Variable Insurance Products Trust -SAI- May 1, 2006
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

             FUND                                       12B-1 FEES EARNED    12B-1 FEES WAIVED
           -------------------------------------------------------------------------------------
             OCC Renaissance Fund                           1,068,655                 0
             OCC Value Fund                                   579,262                 0
             Oppenheimer Emerging Growth Fund                 302,305                 0
             Oppenheimer Emerging Technologies Fund           109,260                 0
             Oppenheimer Global Fund                          288,263                 0
             Oppenheimer International Growth Fund            146,856                 0
             Oppenheimer Main Street Fund                     212,803                 0
             SB Large Cap Growth Fund                         431,703                 0
             SM Small Cap Growth Fund                          38,136                 0
             VK Aggressive Growth Fund                        237,763                 0
             VK Comstock Fund                               1,145,272                 0
             VK Emerging Growth Fund                          413,936                 0
             VK Equity and Income Fund                        310,310                 0
             VK Global Franchise Fund                         479,873                 0
             VK Growth and Income Fund                        669,117                 0
             VK Mid Cap Growth Fund                           360,469                 0

Under each Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may, additionally, subject to each Plan's maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.


The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan with respect to the Money Market Fund was initially approved by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Trustees"), by vote cast in person at a October 6, 1999 meeting called for the purpose of voting on the Plan, and by the sole shareholder of each class of shares of each of the Funds on October 26, 1999. The Plan with respect to the VK Aggressive Growth Fund, Capital Growth Fund, VK Emerging Growth Fund, VK Comstock Fund, and VK Growth and Income Fund was initially approved on April 11, 2001. The Plan with respect to the Oppenheimer Emerging Technologies Fund, Templeton Developed Markets Fund, Global Growth Fund, Large Cap and VK Growth Fund, PIMCO Renaissance Fund, PIMCO Value Fund, PIMCO Growth and Income Fund, and AllianceBernstein Growth and Income Fund was initially approved on September 6, 2001. The Plan with respect to the AIM Basic Value Fund, AIM Blue Chip Fund, AIM Dent Demographic Trends Fund, AIM International Equity Fund, and Oppenheimer Emerging Growth Fund was initially approved on February 27, 2002. The Plan's continuance was most recently approved by the Board of Trustees on September 8, 2002. The plan with respect to the PIMCO NFJ Small Cap Value Fund and VK Global Franchise Fund was initially approved on March 1, 2003. The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The plan with respect to the Dreyfus Premier Small Cap Value Fund, Oppenheimer Global Fund, Oppenheimer Main Street Fund and Van Kampen Equity and Income Fund was initially approved on February 27, 2004. The plan with respect to the Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, PIMCO Fundamental IndexPLUS Total Return Fund and Van Kampen Global Real Estate Fund was initially approved on


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February 25, 2006. Each Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

CUSTODIAN
The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, serves as Custodian to the Trust pursuant to the Custody Agreement dated as of October 6, 1999 (the "Custody Agreement"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP ("KPMG"), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.

LEGAL COUNSEL
Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Wilmer Cutler Pickering LLP, 2445 M Street, N.W., Washington DC 20037, is legal counsel to the Independent Trustees.


CODES OF ETHICS
Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust's registration statement which is on file with, and available from, the Securities and Exchange Commission. Each Code has been adopted pursuant to Rule 17j-1.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
DESCRIPTION OF SHARES
The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 31 series, each named above and previously defined collectively as the "Funds". Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds' shares.

Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will not be held, unless required by law, unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.

The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

In addition to the 31 separate investment portfolios, the Trust previously offered five additional funds which ceased as an investment option effective May 1, 2002. These funds, the USAZ Strategic Growth Fund, the AZOA Global Opportunities Fund, the AZOA Growth Fund, the AZOA Diversified Assets Fund and the AZOA Fixed Income Fund

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were merged into four existing USAZ and PIMCO funds on November 15, 2002. The merger was approved by shareholders under a business combination filing with the SEC.

As of May 1, 2002, the Trust added five new funds as investment options: the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund and USAZ Oppenheimer Emerging Growth Fund. Also five funds changed names, the USAZ Van Kampen Emerging Growth Fund effective May 1, 2002 (formerly known as the "USAZ American Growth Fund"); the USAZ Money Market Fund effective May 1, 2002 (formerly known as the "AZOA Money Market Fund"); USAZ PIMCO PEA Renaissance Fund effective May 1, 2003 (formerly USAZ PIMCO Renaissance Fund); USAZ PIMCO PEA Growth and Income Fund effective May 1, 2003 (formerly USAZ PIMCO Growth and Income Fund); and USAZ PIMCO PEA Value Fund effective May 1, 2003 (formerly USAZ PIMCO Value Fund.)

As of May 1, 2003, the Trust added two new funds as investment options: the USAZ PIMCO NFJ Small Cap Value Fund and the USAZ Van Kampen Global Franchise Fund.

As of December 8, 2003, the USAZ AllianceBernstein Technology Fund was re-named the USAZ Oppenheimer Emerging Technologies Fund and its management was assumed by OppenheimerFunds, Inc.

As of March 8, 2004, the Trust changed the portfolio managers and re-named the following funds: USAZ Davis NY Venture Fund (formerly known as USAZ AllianceBernstein Growth and Income Fund), USAZ Dreyfus Founders Equity Growth Fund (formerly known as USAZ AllianceBernstein Large Cap Growth Fund) and USAZ Oppenheimer International Growth Fund (formerly known as USAZ Templeton Developed Markets Fund).

As of April 30, 2004, the Trust added four new funds as investment options: the USAZ Dreyfus Premier Small Cap Value Fund, the USAZ Oppenheimer Global Fund, the USAZ Oppenheimer Main Street Fund, and the USAZ Van Kampen Equity and Income Fund.

As of July 27, 2004, the USAZ PIMCO PEA Growth and Income Fund was re-named the USAZ Legg Mason Value Fund and its management was assumed by Legg Mason Capital Management, Inc.

As of April 4, 2005, the Trust changed the portfolio managers of and re-named the following funds: USAZ Franklin Small Cap Value Fund (formerly known as the USAZ PIMCO NFJ Small Cap Value Fund), USAZ Legg Mason Growth Fund (formerly known as the USAZ AIM Dent Demographic Trends Fund), and the USAZ Salomon Brothers Large Cap Growth Fund (formerly known as the USAZ AIM Blue Chip Fund).

As of April 29, 2005 the Trust added three new funds as investment options: the USAZ Jennison 20/20 Focus Fund, the USAZ Jennison Growth Fund, and the USAZ Salomon Brothers Small Cap Growth Fund.


As of September 16, 2005, the Trust changed the portfolio managers of and re-named the following fund: USAZ OCC Renaissance Fund (formerly known as the USAZ PEA Renaissance Fund) and the USAZ OCC Value Fund (formerly known as the USAZ PEA Value Fund).



As of May 1, 2006, the Trust added four new funds as investment options: AZL Neuberger Berman Regency Fund, AZL Oppenheimer Developing Markets Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund, and AZL Van Kampen Global Real Estate Fund. In addition, each fund previously designated by "USAZ" was changed to "AZL" to reflect the name change of the trust from USAllianz Variable Insurance Products Trust to Allianz Variable Insurance Products Trust.


VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
As used in the Funds' Prospectus and in this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

ADDITIONAL TAX INFORMATION
Each Fund intends to qualify as a "regulated investment company" (a "RIC" under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income

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received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

A non-deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar-year distribution requirements (regardless of whether they otherwise have a non-calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

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For federal income tax purposes, the following Funds had capital loss carry forwards as of December 31, 2005 which are available to offset future capital gains, if any:


                                                                   AMOUNT               EXPIRES
                                                             ------------------------------------------
             Davis NY Venture Fund                            $    405,163              2013
             Jennison Growth Fund                             $     88,295              2013
             Money Market Fund                                $      1,164              2012
             Money Market Fund                                $      7,771              2013
             Oppenheimer Emerging Technologies Fund           $  2,950,379              2012
             Oppenheimer Emerging Technologies Fund           $    644,285              2013
             Salomon Brothers Small Cap Growth Fund           $    276,312              2013


To the extent these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or

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losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon lapse of the option or sale of the underlying stock or security.

By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position, which may reduce or eliminate the operation of these straddle rules.

Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.

In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.

However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.

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Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.

Information set forth in the prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.


ADDITIONAL TAX INFORMATION CONCERNING THE AIM INTERNATIONAL EQUITY FUND, NEUBERGER BERMAN REGENCY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER EMERGING GROWTH FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND, VK GLOBAL FRANCHISE FUND AND VK GLOBAL REAL ESTATE FUND

Each of the AIM International Equity Fund, Neuberger Berman Regency Fund, Oppenheimer Developing Markets Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Global Fund, Oppenheimer International Growth Fund, PIMCO Fundamental IndexPLUS Total Return Fund, VK Global Franchise Fund and VK Global Real Estate Fund may invest in non-U.S. corporations, which may be treated as "passive foreign investment companies" ("PFICs") under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that each Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that each Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund's shareholders. Therefore, the payment of this tax would reduce such Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


PERFORMANCE INFORMATION
From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

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Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Co. of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or BISYS voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

YIELDS OF THE MONEY MARKET FUND
The standardized seven-day yield for the Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

YIELDS OF THE NON-MONEY MARKET FUNDS
Yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

CALCULATION OF TOTAL RETURN
Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

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MISCELLANEOUS
Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two-thirds of the shares then outstanding.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed fee.

Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


FINANCIAL STATEMENTS
Audited financial statements as of December 31, 2005 are incorporated by reference to the Annual Report to shareholders, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.


PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures of the Trust, Allianz Life Advisers and all of the Subadvisers are located in Appendix B to this Statement of Additional Information.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Fund's website at https://www.allianzlife.com/ProductsServices/Annuities/Variable/OptionInfo.aspx or by accessing the SEC's EDGAR database via the Internet at www.sec.gov.

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                                   APPENDIX A
COMMERCIAL PAPER RATINGS
A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1" -- Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" -- Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" -- Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" -- Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C" -- Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

"D" -- Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" -- Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" -- Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3" -- Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" -- Issuers do not fall within any of the rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

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"D-1+" -- Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1" -- Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

"D-3" -- Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

"D-4" -- Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

"D-5" -- Issuer has failed to meet scheduled principal and/or interest payments.

Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

"F1" -- Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

"F3" -- Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B" -- Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" -- Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D" -- Securities are in actual or imminent payment default.

Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

"TBW-1" -- This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

"TBW-2" -- This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

"TBW-3" -- This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

"TBW-4" -- This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

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CORPORATE AND LONG-TERM DEBT RATINGS

THE FOLLOWING SUMMARIZES THE RATINGS USED BY STANDARD & POOR'S FOR CORPORATE AND MUNICIPAL DEBT:
"AAA" -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC" and "C" -- Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" -- Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" -- Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" -- Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" -- An obligation rated "CC" is currently highly vulnerable to non-payment.

"C" -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D" -- An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" -- This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

THE FOLLOWING SUMMARIZES THE RATINGS USED BY MOODY'S FOR CORPORATE AND MUNICIPAL LONG-TERM DEBT:
"Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be

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as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" -- Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba," "B," "Caa," "Ca" and "C" -- Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1. The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

"AAA" -- Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" -- Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" -- Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" -- Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

"BB," "B," "CCC," "DD" and "DP" -- Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

"AAA" -- Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

"AA" -- Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

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"BBB" -- Bonds considered to be investment grade and of good credit quality.
These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

"BB" -- Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" -- Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" -- Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

"DDD," "DD" and "D" -- Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

"AAA" -- This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

"AA" -- This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

"A" -- This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB" -- This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BB," "B," "CCC" and "CC" -- These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

"D" -- This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) -- The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

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                       APPENDIX B -- PROXY VOTING POLICIES
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST


PROXY VOTING POLICY AND PROCEDURES

I.  POLICY
     A. Basis for Proxy Voting. Allianz Variable Insurance Products Trust (the "Trust") seeks to vote proxies received with respect to the securities held by one or more of its Funds in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of there being a favorable investment return.
     B. Delegation of Proxy Voting. The Board of Trustees (the "Board") recognizes that the right to vote a proxy with respect to the Fund securities its holds is an asset of a Fund and that the oversight of the effective management of this asset is a part of the Board's oversight responsibility and the obligations of the Trust's officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by those investment advisory organizations retained by the Trust to provide day-to-day Fund management to the Trust's several Funds (each a "Specialist Manager"). Accordingly, the Board hereby delegates to each Specialist Manager the responsibility for voting proxies held by any Fund of the Trust and for which a Specialist Manager provides day-to-day Fund management services, subject to the continuing oversight of the Board.(1)

MONITORING PROXY VOTING. The Board further delegates to Allianz Life Advisers, LLC. ("AZL"), as an integral part of those services provided by AZL to the Trust pursuant to its agreement with the Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Specialist Manager votes proxies received with respect to Fund securities in a manner that is consistent with such Specialist Manager's fiduciary obligation to the Trust and the proxy voting policies, procedures and guidelines ("Proxy Voting Policies") adopted by such Specialist Manager.

II. PROCEDURES

    A. SPECIALIST MANAGER VOTING PROCEDURES; BOARD OVERSIGHT. The officers of the Trust (or other designated agents of the Trust) shall obtain from each Specialist Manager (other than those Specialist Managers retained to provide services to a Fund that holds only fixed income securities)(2) the Proxy Voting Policies adopted by such Specialist Manager as soon as reasonably practicable following the adoption of these procedures. Such Proxy Voting Policies [, or summaries thereof,] shall be presented to the Board not later than the first Board meeting scheduled to be held following the date on which Specialist Managers are required to comply with Rule 206(4)-6 (Proxy Voting) under the Investment Advisers Act of 1940.(3) The proxy voting policies and procedures of the Specialist Managers will be incorporated by reference herein, substantially in the form found in Appendices 1 through 7 to these Policies and Procedures. Proxy Voting Policies or a summary thereof shall be presented to the Board thereafter at least annually and the officers of the Trust shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Specialist Manager (other than those Specialist Managers retained to provide services to a Fund that holds only fixed income securities).
    B. SPECIFIC MATTERS FOR REVIEW.
        1. CONFLICT OF INTEREST. The Trust recognizes that there may be instances in which a Specialist Manager (or affiliated persons of the Specialist Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Procedures provided to the Trust, the Trust's officers will evaluate the extant to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Specialist Manager had limited discretion in making a proxy voting decision in the event of a conflict of interests, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
(2) For purposes of this policy, an investment in a mutual fund that invests exclusively in fixed income securities shall be treated as though it is a direct investment in fixed income securities.
(3) The effective date of this rule is August 6, 2003.

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           interests of the Specialist Manager and the Trust would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Specialist Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its proxy voting policies and procedures, due to the existence of a conflict. In these circumstances, and where the Specialist Manager advises the Trust of such a conflict and its inability to vote, the Trust may direct the Specialist Manager to vote. In directing a Specialist Manager to vote, the Trust may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Specialist Managers to the Trust on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Specialist Manager that is unable to vote due to the conflict; or, any other consideration affecting the Trust.
        2. DIFFERENCES AMONG PROXY VOTING POLICIES. The Trust recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Specialist Managers (e.g. when more than one Fund (or two managed portions of the same Fund) hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trust that such circumstance will not be deemed to suggest improper action on the part of any Specialist Manager

C. VOTING RECORD REPORTING.
    1. MAINTENANCE OF SPECIALIST MANAGER VOTING RECORD. No less than annually, the Trust shall obtain from each Specialist Manager a record of each proxy voted with respect to Fund Securities of each Fund of the Trust served by that Specialist Manager during the year.(4)
    2. ANNUAL FILING ON FORM N-PX. The Trust shall file an annual report of each proxy voted with respect to Fund securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(5)

III.    REVOCATION
The delegation of the authority to vote proxies relating to Portfolio Securities of any Fund is entirely voluntary and may be revoked by the Trust, acting by resolution of the Board, in whole or in part, at any time.

IV. DISCLOSURES
    A. The Trust shall include in its registration statement:
        1. This policy and the Proxy Voting Procedures, or summaries thereof, of each Specialist Manager (other than those Specialist Managers retained to provide services to a Fund that holds only fixed income securities)(6); and
        2. After June 30, 2004, a statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(7)

     B. The Trust shall include in its Annual and Semi-Annual Reports to shareholders:
        1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to Fund securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; and on the SEC website.(8)
        2. A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(9)

(4) This record may be provided directly from the Specialist Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.
(5) As it is used in this document, the term "conflict of interest" refers to a situation in which the Specialist Manager (or affiliated persons of the Specialist Manager) has a financial interest in a matter presented by a proxy that may compromise that Specialist Manager's independence of judgment and action with respect to the voting of the proxy in accordance with this policy.
(6) This disclosure shall be included in the registration statement next filed on behalf of the Trust after July 15, 2003.
(7) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.
(8) This disclosure shall be included in the report next filed on behalf of the Funds after July 15, 2003.
(9) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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                        ALLIANZ LIFE ADVISERS, LLC (AZL)
PROXY VOTING POLICY AND PROCEDURES

I.  POLICY
A. BASIS FOR PROXY VOTING. AZL as manager of the Allianz Variable Insurance Products Trust (the "Trust") seeks to vote proxies received with respect to the securities held by one or more of the Trust's Funds in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of there being a favorable investment return.
B. DELEGATION OF PROXY VOTING. The Allianz Variable Insurance Products Trust Board of Trustees (the "Board") recognizes that the right to vote a proxy with respect to the Funds' securities is an asset of a Fund and that the oversight of the effective management of this asset is a part of the Board's oversight responsibility and the obligations of the Trust's officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by those investment advisory organizations retained by the Trust to provide day-to-day Fund portfolio management of the Trust's several Funds (each a "Sub-Adviser"). Accordingly, AZL hereby delegates to each Sub-Adviser any responsibility it may have for voting proxies held by any Fund of the Trust and for which a Sub-Adviser provides day-to-day Fund management services, subject to the continuing oversight of the Board.(1)
C. MONITORING PROXY VOTING. The Board of the Funds has delegated to AZL, as an integral part of those services provided by AZL to the Trust pursuant to its agreement with the Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Sub-Adviser votes proxies received with respect to Fund securities in a manner that is consistent with such Sub-Adviser's fiduciary obligation to the Trust and the proxy voting policies, procedures and guidelines ("Proxy Voting Policies") adopted by such Sub-Adviser. On a quarterly basis, AZL shall circulate a form to each Sub-Adviser to document any material changes to the Sub-Advisers' Proxy Voting Policies, to obtain certification that each Sub-Adviser has complied with its adopted policies and is maintaining all records required under both the Investment Company Act of 1940 and the Investment Advisers Act of 1940, and to note how any proxy issues that involved material conflicts of interest were resolved.

II. PROCEDURES
A. OVERSIGHT OF SUB-ADVISER VOTING PROCEDURES. The officers of the Trust (or other designated agents of the Trust) shall obtain from each Sub-Adviser (other than those Sub-Advisers retained to provide services to a Fund that holds only fixed income securities)(2) the Proxy Voting Policies adopted by such Sub-Adviser as soon as reasonably practicable following the adoption of these procedures. The Proxy Voting Policies of the Sub-Advisers incorporated by reference herein. AZL shall use reasonable efforts to ensure that the Trust Board is notified promptly of any material changes in the Proxy Voting Policies of each Sub-Adviser (other than those Sub-Advisers retained to provide services to a Fund that holds only fixed income securities).
B.  SPECIFIC MATTERS FOR REVIEW.
    1. CONFLICT OF INTEREST(3). AZL recognizes that there may be instances in which a Sub-Adviser (or affiliated persons of a Sub-Adviser) has a material conflict of interest in a matter presented by a proxy. In reviewing each Sub-Adviser's Proxy Voting Policies, the officers of AZL will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Sub-Adviser had limited discretion in making a proxy voting decision in the event of a material conflict of interest, or the existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a material conflict between the interests of the Sub-Adviser and the security issuer would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Sub-Adviser may be unable to make a decision with regard to a particular proxy vote in accordance with its Proxy Voting Policies, due to the existence of a conflict of interest. In these circumstances, and where the Sub-Adviser advises AZL of such a conflict and its inability to vote, the AZL Proxy Committee may direct the manner in which the Sub-Adviser should vote.

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. IA-2106.
(2) For purposes of this policy, an investment in a mutual fund that invests exclusively in fixed income securities shall be treated as though it is a direct investment in fixed income securities.
(3) As it is used in this document, the term "conflict of interest" refers to a situation in which the Specialist Manager (or affiliated persons of the Specialist Manager) has financial interest in a matter presented by a proxy that may compromise that Specialist Manager's independence of judgment and action with respect to the voting of the proxy in accordance with this policy.

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    2.  AZL PROXY COMMITTEE (THE "COMMITTEE"). The Committee shall consist of two AZL officers. The Committee will also have an adviser (the "Committee Adviser") appointed from the Legal Department of Allianz Life Insurance Company of North America, AZL's parent company. The Committee may abstain or refrain from voting proxy issues if:
          o the Committee does not receive timely notification of shareholder meeting,
          o the costs involved with voting the proxy outweigh the benefits of voting the proxy issue, or
          o the Committee does not receive adequate information regarding the proxy issue.

    In the event that the Committee makes a voting decision on a proxy issue:
          o the Committee shall communicate it's voting decision to the Sub-Adviser at least two days before the shareholder meeting,
          o all documents prepared by the Committee regarding the voting decision shall be forwarded to the Sub-Adviser for record keeping purposes, and
          o the Committee Adviser shall make a report to the Trust Board regarding the Committee's voting decision at the next Board meeting.

    In directing a Sub-Adviser to vote, the Committee will adhere to the following guidelines:
        a) If the Sub-Adviser has retained an independent third party proxy agent, the Committee will vote pursuant to the independent proxy agent's recommendation.
        b) If the Sub-Adviser has not retained an independent third party proxy agent, the Committee will review the proxy issue to determine if:
          o    the security issuer is an affiliate of, or has a significant current or proposed business relationship with, Allianz Life Insurance Company of North America; or
          o where reasonably practicable, determine if the security issuer has a significant current or proposed business relationship with an affiliate of Allianz Life Insurance Company of North America.

    If such a relationship exists, the Committee will notify the Sub-Adviser that it will abstain from voting the proxy issue.

    If such a relationship does not exist, the Committee may rely on one or more of the following considerations in making a proxy voting decision:
          o the Proxy Voting Policies of the Sub-Adviser that is unable to vote due to the conflict;
          o the advice of an independent third party proxy agent retained by the Committee;
          o any voting decisions being made by other Sub-Advisers on the same proxy issue;
          o    the advice of counsel; or
          o    any other consideration affecting the Trust.

    3. DIFFERENCES AMONG PROXY VOTING POLICIES. AZL recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Sub-Advisers (e.g. when more than one Fund, or two managed portions of the same Fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of AZL that such circumstance will not be deemed to suggest improper action on the part of any Sub-Adviser
C. RECORD KEEPING REQUIREMENTS.
    1. MAINTENANCE OF SUB-ADVISER VOTING RECORD. AZL delegates to each Sub-Adviser responsibility for collecting and maintaining a record of each proxy voted with respect to Securities of each Fund of the Trust served by that Sub-Adviser during the year.(4)
    2. MAINTENANCE OF PROXY RECORDS REQUIRED BY THE INVESTMENT ADVISERS ACT OF 1940 (THE "ADVISERS ACT RULE"). AZL delegates to each Specialist Manger responsibility for collecting and maintaining all records required under the Advisers Act Rule in accordance with the rule. The Sub-Adviser may engage an independent third party proxy agent to assist in these record keeping requirements. These records include:
          o    The Sub-Adviser's Proxy Voting Policies;
          o    Proxy statements regarding Fund securities;

(4) This record may be provided directly from the Specialist Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

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          o    Records of all proxy votes cast including those cast at the instruction of AZL;
          o Records of written requests for proxy voting information and all written responses to requests for information;
          o Any documents prepared by the Sub-Adviser that were material to making a voting decision, or that memorialize the basis for the decision; and
          o Records sufficient to document proxy issues where the Sub-Adviser experienced a material conflict of interest were resolved in the best interests of the client.

III.    REVOCATION
    The delegation of the authority to vote proxies relating to Fund Securities is entirely voluntary and may be revoked by AZL, acting by resolution of the AZL Board of Governors, in whole or in part, at any time.

IV. DISCLOSURES
    AZL shall include in the Trust's registration statement:
    1. This policy and a statement disclosing that this policy is available without charge, upon request, by calling a toll-free telephone number; or through a specified Internet address; or both; and on the SEC website(5); and
    2. After June 30, 2004, a statement disclosing that information regarding how each Sub-Adviser voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling a toll-free telephone number; or through a specified Internet address; or both; and on the SEC website(6).

(5) This disclosure shall be included in the registration statement next filed on behalf of the Trust after July 15, 2003.

(6) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

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                         A I M CAPITAL MANAGEMENT, INC.
                          PROXY POLICIES AND PROCEDURES
                          As amended September 16, 2004

A.  PROXY POLICIES

    Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I. BOARDS OF DIRECTORS
    A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:
     o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;
     o Attend less than 75 percent of the board and committee meetings without a valid excuse;
     o    Implement or renew a dead-hand or modified dead-hand poison pill;
     o    Sit on the boards of an excessive number of companies;
     o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;
     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; o
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Portfolio manager's assessment;
     o    Qualifications of director nominees (both slates);
     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
     o    Background to the proxy contest.

     II.INDEPENDENT AUDITORS
    A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:
     o It is not clear that the auditors will be able to fulfill their function;
     o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
     o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

    III.       COMPENSATION PROGRAMS
    Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not

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    substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.
     o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.
     o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
     o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.
     o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
     o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

    IV. CORPORATE MATTERS
    We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

    o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.
    o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.
    o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.
    o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

    V. SHAREHOLDER PROPOSALS
    Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.
     o We will generally abstain from shareholder social and environmental proposals.
     o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.
     o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.
     o We will generally vote for proposals to lower barriers to shareholder action.
     o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

    VI. OTHER
     o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

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     o    We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.
     o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.  PROXY COMMITTEE PROCEDURES

    The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

    The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

    AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

    In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
    Trustees:
    1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.
    2. AIM will not publicly announce its voting intentions and the reasons therefore.
    3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
    4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

     I. BUSINESS/DISASTER RECOVERY:
    If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

     II.RESTRICTIONS AFFECTING VOTING:
    If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

     III.       CONFLICT OF INTEREST:
    The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to

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    avoid even the appearance of impropriety, the proxy committee will not take
    AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

    IV. FUND OF FUNDS:
    When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

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                           DAVIS SELECTED ADVISERS, LP
                               ("DAVIS ADVISORS")
                      PROXY VOTING PROCEDURES AND POLICIES
                           AMENDED AS OF APRIL 1, 2004

                                TABLE OF CONTENTS

I.   INTRODUCTION
II.  GUIDING PRINCIPALS
III. FIDUCIARY DUTIES OF CARE AND LOYALTY
IV.  GENERAL PROXY VOTING POLICIES
V.   ENSURING PROXIES ARE VOTED
VI.  IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST
VII. PROXY OVERSIGHT GROUP
VIII. SHAREHOLDER ACTIVISM
IX. OBTAINING COPIES OF DAVIS ADVISORS' PROXY VOTING PROCEDURES AND POLICIES AND/OR HOW PROXIES WERE VOTED
X.   SUMMARY OF PROXY VOTING PROCEDURES AND POLICIES
XI.  RECORDS
XII. AMENDMENTS
EXHIBIT A, "GENERAL PROXY VOTING POLICIES"

                                 I. INTRODUCTION
Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                             II. GUIDING PRINCIPLES
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals: CREATING VALUE FOR EXISTING SHAREHOLDERS. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:
(a) SHAREHOLDER ORIENTED MANAGEMENT. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the

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company's shares and thereby enhance shareholder wealth. Davis Advisors'
research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE -- Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, "General Proxy Voting Policies" provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

                    III. FIDUCIARY DUTIES OF CARE AND LOYALTY
Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of "care" and "loyalty":
(1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.
(2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to Davis Advisors' own interests.

                           IV. GENERAL VOTING POLICIES
Section II, "Guiding Principles" describe Davis Advisors' pre-determined proxy voting policies. Davis Advisors may, however, deviate from its general proxy voting polices in order to accomplish a specific objective. All deviations from the general proxy voting polices shall be documented.

                          V. ENSURING PROXIES ARE VOTED
The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

SCOPE. If a client has not authorized Davis Advisors to vote its proxies, then these Procedures and Policies shall not apply to that client's account. The scope of Davis Advisors' responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors' contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

COST/BENEFIT ANALYSIS. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management

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in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

PRACTICAL LIMITATIONS RELATING TO PROXY VOTING. While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

ERRORS BY PROXY ADMINISTRATORS. Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis' Advisors' control to prevent or correct.

RECORD OF VOTING
The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

          VI. IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST POTENTIAL CONFLICTS OF INTEREST
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients, Davis Advisors will consider:
(1) Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or
(2) Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

ASSESSING MATERIALITY. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. If (i) Davis Advisors' clients control less than 2 1/2% of the voting company's eligible vote; and (ii) less than 2 1/2% of Davis Advisors' assets under management are controlled by the voting company, then the conflict of interest is presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

IDENTIFYING POTENTIAL CONFLICTS OF INTEREST
The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

RESOLVING POTENTIAL CONFLICTS OF INTEREST
The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1) Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;
(2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;
(3)  Davis Advisors may obtain guidance from an independent third party;
(4)  The potential conflict may be immaterial; or
(5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
                           VII. PROXY OVERSIGHT GROUP

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Davis Advisors has established a Proxy Oversight Group, a committee of senior
Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:
(1)  Establishes, amends, and interprets proxy voting procedures and policies;
     and
(2)  Resolves conflicts of interest identified by the Compliance Department.

COMPOSITION OF THE PROXY OVERSIGHT GROUP

The following are the members of the Proxy Oversight Group. Davis Advisors':
(1)  Proxy Analyst;
(2)  Chief Compliance Officer; and
(3)  Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                           VIII. SHAREHOLDER ACTIVISM
Davis Advisors' fiduciary duties to its clients do not necessarily require Davis Advisors to become a "shareholder activist." As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors' clients.

         IX. OBTAINING COPIES OF DAVIS ADVISORS' PROXY VOTING PROCEDURES AND POLICIES AND/OR HOW PROXIES WERE VOTED Davis Advisors' clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies and/or a record of how their own proxies were voted by writing to:
     Davis Selected Advisers, L.P.
     Attn: Chief Compliance Officer
     2949 East Elvira Road, Suite 101
     Tucson, Arizona, 85706
After August 2004, information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds' website (http://www.davisfunds.com and http://www.selectedfunds.com) and also on the SEC's website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

               X. SUMMARY OF PROXY VOTING PROCEDURES AND POLICIES
Davis Advisors shall maintain a summary of its Proxy Voting Procedures and Policies which also describes how a client may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies. This summary shall be included in Davis Advisors' Form ADV Part II, which is delivered to all new clients.

                                   XI. RECORDS
Davis Advisors' Chief Compliance Officer shall retain for the legally required periods the following records:
(a) Copies of Davis Advisors' Proxy Voting Procedures and Policies and each amendment thereof;
(b)  Proxy statements received regarding client securities;
(c)  Records of votes Davis Advisors cast on behalf of clients;
(d) Records of written client requests for proxy voting information and Davis Advisors' response; and
(e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII. AMENDMENTS
Davis Advisors' Proxy Oversight Group may amend these Proxy Procedures and Policies from time to time. Clients shall be notified of material changes.

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                                    EXHIBIT A

                          DAVIS SELECTED ADVISERS, L.P.
                          GENERAL PROXY VOTING POLICIES
                            AS AMENDED: APRIL 1, 2004

     GUIDING PRINCIPLES (REPRODUCED HERE FROM SECTION II OF THE PROCEDURES)

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals: CREATING VALUE FOR EXISTING SHAREHOLDERS. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:
(a) SHAREHOLDER ORIENTED MANAGEMENT. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE -- Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

THE GUIDING PRINCIPLES CONTROL DAVIS ADVISORS' PROXY VOTING. Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I.  THE BOARD OF DIRECTORS
    A.  VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     o We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. In assessing a director's performance in selecting and evaluating management, the primary consideration is the company's long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for

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          directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles may include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

       In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

       Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

     In voting on director nominees, we may also consider the following factors in order of importance:
          (i)  long-term corporate performance:;
          (ii) nominee's business background and experience;
          (iii) nominee's investment in the company:
          (iv) nominee's ethical track record:
          (v)  whether a poor record of long term performance resulted from poor management or from factors outside of managements control:
          (vi) corporate governance provisions and takeover activity (discussed in Sections III and IV):
          (vii) interlocking directorships: and
          (viii) other relevant information

    B.  CLASSIFICATION/DECLASSIFICATION OF THE BOARD

          We generally vote AGAINST proposals to classify the board.

          We generally vote FOR proposals to repeal classified boards and to elect all directors annually.

II. EXECUTIVE COMPENSATION
In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

    1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

          o    Performance below that of the S&P 500.

          o    Performance below a pre-selected group of competitors.

          o    Performance below the company's cost of equity capital.
    2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate -- or actually do not go up at all but are simply volatile -- over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

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We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

III.     TENDER OFFER DEFENSES

    A.  POISON PILLS
          We will generally vote AGAINST management proposals to ratify a poison pill.

          We will generally vote FOR shareholder proposals to redeem a poison pill.

    B.  FAIR PRICE PROVISIONS
          We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

          We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    C.  GREENMAIL
          We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    D.  PALE GREENMAIL
          We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

    E.  UNEQUAL VOTING RIGHTS
          We will generally vote AGAINST dual class exchange offers.

          We will generally vote AGAINST dual class recapitalizations.

    F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

          We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

    G.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
          We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

          We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

    H.  WHITE SQUIRE PLACEMENTS
          We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. PROXY CONTESTS
    A.  VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
       Votes in a contested election of directors are evaluated on a CASE-BY-CASE BASIS, considering the following factors:
          o long-term financial performance of the target company relative to its industry
          o    management's track record
          o    background to the proxy contest
          o    qualifications of director nominees (both slates)
          o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

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          o    stock ownership positions

    B.  REIMBURSE PROXY SOLICITATION EXPENSES
        Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. PROXY CONTEST DEFENSES
    A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
          We will generally vote AGAINST proposals to classify the board.

          We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

    B.  SHAREHOLDER ABILITY TO REMOVE DIRECTORS
          We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

          We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

    C.  CUMULATIVE VOTING
          We will generally vote AGAINST proposals to eliminate cumulative voting.

          We will generally vote FOR proposals to permit cumulative voting.

    D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
          We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

          We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

    E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
          We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

          We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

    F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
          We will generally vote FOR proposals that seek to fix the size of the board.

          We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

VI. AUDITORS
    A.  RATIFYING AUDITORS\
          We will generally vote FOR proposals to ratify auditors, unless any of the following apply:
          o An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,
          o    Fees for non-audit services are excessive, or
          o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

       We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

       We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits).

VII. MISCELLANEOUS GOVERNANCE PROVISIONS

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    A.  CONFIDENTIAL VOTING
       We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

       We will generally vote FOR management proposals to adopt confidential voting.

    B.  EQUAL ACCESS
       We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

    C.  BUNDLED PROPOSALS
       We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

    D.  SHAREHOLDER ADVISORY COMMITTEES
       We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

    E.  STOCK OWNERSHIP REQUIREMENTS
       We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

    F.  TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES
       We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

       We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

    G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

       We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

       We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

       We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

    H.  CHARITABLE CONTRIBUTIONS
       We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

    I.  AGE LIMITS
       We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

    J.  BOARD SIZE
       We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

       We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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    K.  CUMULATIVE VOTING
       We will generally vote AGAINST proposals to eliminate cumulative voting.

       We will generally vote FOR proposals to restore or permit cumulative voting.

    L.  ESTABLISH/AMEND NOMINEE QUALIFICATIONS
       We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

       We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

    M.  FILLING VACANCIES/REMOVAL OF DIRECTORS
       We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

       We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

       We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

       We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

    N.  OBRA-RELATED COMPENSATION PROPOSALS

          o AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

          o AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

          o AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a CASE-BY-CASE basis.

          o APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

    O.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
       We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

       We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

    P.  GOLDEN AND TIN PARACHUTES
       We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

       We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

    Q.  EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
       We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

    R.  401(K) EMPLOYEE BENEFIT PLANS
       We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

    S.  STOCK PLANS IN LIEU OF CASH

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       We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

       We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

       We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

    T.  DIRECTOR RETIREMENT PLANS
       We will generally vote AGAINST retirement plans for non-employee directors.

       We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

VIII. STATE OF INCORPORATION
    A.  VOTING ON STATE TAKEOVER STATUTES
       We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

    B.  VOTING ON REINCORPORATION PROPOSALS
       Proposals to change a company's state of incorporation are examined on a case-by-case basis.

IX. MERGERS AND CORPORATE RESTRUCTURINGS
    A.  MERGERS AND ACQUISITIONS
       Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:
          o    anticipated financial and operating benefits
          o    offer price (cost vs. premium)
          o    prospects of the combined companies
          o    how the deal was negotiated
          o changes in corporate governance and their impact on shareholder rights

    B.  CORPORATE RESTRUCTURING
       Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

    C.  SPIN-OFFS
       Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

    D.  ASSET SALES
       Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

    E.  LIQUIDATIONS
       Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    F.  APPRAISAL RIGHTS
       We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

    G.  CHANGING CORPORATE NAME
       We will generally vote FOR changing the corporate name.

X.  SOCIAL AND ENVIRONMENTAL ISSUES
    Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

XI. CAPITAL STRUCTURE
    A.  COMMON STOCK AUTHORIZATION

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       We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

       We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

       If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.

    B.  REVERSE STOCK SPLITS
       We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

    C.  BLANK CHECK PREFERRED AUTHORIZATION
       We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

       We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

       We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

    D.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
       We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    E.  ADJUST PAR VALUE OF COMMON STOCK
       We will generally vote FOR management proposals to reduce the par value of common stock.

    F.  PREEMPTIVE RIGHTS
       We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

    G.  DEBT RESTRUCTURINGS
       We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:
          o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
          o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
          o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
          Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

    H.  SHARE REPURCHASE PROGRAMS
       We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

    I.  DUAL-CLASS STOCK
       We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

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       We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
          o It is intended for financing purposes with minimal or no dilution to current shareholders.
          o It is not designed to preserve the voting power of an insider or significant shareholder.

    J.  ISSUE STOCK FOR USE WITH RIGHTS PLAN
       We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

    K.  PREFERRED STOCK
       We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

       We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

       We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

       We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

       We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

    L.  RECAPITALIZATION
       We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

    M.  REVERSE STOCK SPLITS
       We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

       We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

       Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

    N.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
       We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

    O.  TRACKING STOCK
       Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

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                          FOUNDERS ASSET MANAGEMENT LLC
PROXY VOTING
Founders, through its participation on Mellon Financial Corporation's Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the AZL Dreyfus Founders Equity Growth Fund.

Founders recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. Founders seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Fund), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon or Founders' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC may review proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Founders weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the MPPC recognizes that the management of a publicly held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

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             THE DREYFUS CORPORATION - MELLON FINANCIAL CORPORATION
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

Dreyfus, through its participation on the Mellon Financial Corporation's Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

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                   SUMMARY OF FRANKLIN ADVISORY SERVICES, LLC
                       PROXY VOTING POLICIES & PROCEDURES

Franklin Advisory Services, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first

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two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

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                             JENNISON ASSOCIATES LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

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                       LEGG MASON CAPITAL MANAGEMENT, INC.

                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:
PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE
GOVERNANCE -- Equity shareholders are owners of the business -- company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.
ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS -- LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
OVERSIGHT
LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS
LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION
LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

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Upon receipt of proxy materials:

COMPLIANCE REVIEW
A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

     (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;
     (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and
     (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.
    If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting. If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:
     (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.
     (b)  After the determination is made, the following procedures will apply:
          (i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.
          (ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:
               A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.
               B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or
                    (y) disclose the conflict to clients and obtain their consent to vote.

PROXY OFFICER DUTIES
The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

PROXY ADMINISTRATOR DUTIES
The Proxy Administrator:
1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;
2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;
3.  Will use best efforts to obtain missing proxies from custodians;
4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

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5.  Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;
6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and
7.  Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING
The following documents are maintained onsite for two years and in an easily accessible place for another three years:
1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;
2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);
3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);
4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.
5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                   SCHEDULE A
                             PROXY VOTING GUIDELINES
LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:
1)   Obligations of the Board of Directors
2)   Compensation of management and the Board of Directors
3)   Take-over protections
4)   Shareholders' rights

    ---------------------------------------------------------------------------------------------------------------
                                  PROXY ISSUE                                           LMCM GUIDELINE
    ---------------------------------------------------------------------------------------------------------------
      BOARD OF DIRECTORS
    ---------------------------------------------------------------------------------------------------------------
      INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors,                  For
      independent of management
    ---------------------------------------------------------------------------------------------------------------
      NOMINATING PROCESS: independent nominating committee seeking                           For
      qualified candidates, continually assessing directors and proposing new nominees
    ---------------------------------------------------------------------------------------------------------------
      SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no                       For
      larger than 15 members
    ---------------------------------------------------------------------------------------------------------------
      CUMULATIVE VOTING FOR DIRECTORS                                                        For
    ---------------------------------------------------------------------------------------------------------------
      STAGGERED BOARDS                                                                       Against
    ---------------------------------------------------------------------------------------------------------------
      SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                                Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      COMPENSATION REVIEW PROCESS: compensation committee comprised of                       For
      outside, unrelated directors to ensure shareholder value while rewarding good performance
    ---------------------------------------------------------------------------------------------------------------
      DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability                  For
      and provide indemnification
    ---------------------------------------------------------------------------------------------------------------
      AUDIT PROCESS                                                                          For
    ---------------------------------------------------------------------------------------------------------------
      BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or                  For
      governance committee consisting entirely of independent directors
    ---------------------------------------------------------------------------------------------------------------

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    ---------------------------------------------------------------------------------------------------------------
                                  PROXY ISSUE                                           LMCM GUIDELINE
    ---------------------------------------------------------------------------------------------------------------
      MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities amts should be approved by a board of independent
      directors and reported in proxy                                                        For
    ---------------------------------------------------------------------------------------------------------------
      FIXED RETIREMENT POLICY FOR DIRECTORS                                                  Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      OWNERSHIP REQUIREMENT: all Directors have direct and material cash                     For
      investment in common shares of Company
    ---------------------------------------------------------------------------------------------------------------
      PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory                     For
      committees, requirement that candidates be nominated by shareholders, attendance at meetings)
    ---------------------------------------------------------------------------------------------------------------
      ANNUAL REVIEW OF BOARD/CEO BY BOARD                                                    For
    ---------------------------------------------------------------------------------------------------------------
      PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                               For
    ---------------------------------------------------------------------------------------------------------------
      VOTES FOR SPECIFIC DIRECTORS                                                           Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      MANAGEMENT AND DIRECTOR COMPENSATION
    ---------------------------------------------------------------------------------------------------------------
      STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                                         Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      FORM OF VEHICLE: grants of stock options, stock appreciation rights,                   Case-by-Case
      phantom shares and restricted stock
    ---------------------------------------------------------------------------------------------------------------
      PRICE                                                                      Against plans whose underlying
                                                                                 securities are to be issued at less
                                                                                 than 100% of the current market
                                                                                 value
    ---------------------------------------------------------------------------------------------------------------
      RE-PRICING: plans that allow the Board of Directors to lower the                       Against
      exercise price of options already granted if the stock price falls or under-performs the market
    ---------------------------------------------------------------------------------------------------------------
      EXPIRY: plan whose options have a life of more than ten years                          Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      EXPIRY: "evergreen" stock option plans                                                 Against
    ---------------------------------------------------------------------------------------------------------------
      DILUTION:                                                                  Case-by-Case - taking into account
                                                                                 value creation, commitment to
                                                                                 shareholder-friendly policies, etc.
    ---------------------------------------------------------------------------------------------------------------
      VESTING: stock option plans that are 100% vested when granted                          Against
    ---------------------------------------------------------------------------------------------------------------
      PERFORMANCE VESTING: link granting of options, or vesting of options                   For
      previously granted, to specific performance targets
    ---------------------------------------------------------------------------------------------------------------
      CONCENTRATION: authorization to allocate 20% or more of the available
      options to any one individual in any one year                                          Against
    ---------------------------------------------------------------------------------------------------------------
      DIRECTOR ELIGIBILITY: stock option plans for directors if terms and
      conditions are clearly defined and reasonable                                          Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      CHANGE IN CONTROL: stock option plans with change in control                           Against
      provisions that allow option holders to receive more for their options than shareholders would receive for their shares
    ---------------------------------------------------------------------------------------------------------------
      CHANGE IN CONTROL: change in control arrangements developed during a                   Against
      take-over fight specifically to entrench or benefit management
    ---------------------------------------------------------------------------------------------------------------
      CHANGE IN CONTROL: granting options or bonuses to outside directors                    Against
      in event of a change in control
    ---------------------------------------------------------------------------------------------------------------
      BOARD DISCRETION: plans to give Board broad discretion in setting                      Against
      terms and conditions of programs
    ---------------------------------------------------------------------------------------------------------------
      EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for                    Against
      stock or options
    ---------------------------------------------------------------------------------------------------------------
      DIRECTOR COMPENSATION: % of directors' compensation in form of common                  For
      shares
    ---------------------------------------------------------------------------------------------------------------
      GOLDEN PARACHUTES                                                                      Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      EXPENSE STOCK OPTIONS                                                                  For
    ---------------------------------------------------------------------------------------------------------------
      SEVERANCE PACKAGES: must receive shareholder approval                                  For
    ---------------------------------------------------------------------------------------------------------------
      LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                               Against
    ---------------------------------------------------------------------------------------------------------------
      RELOAD OPTIONS                                                                         Against
    ---------------------------------------------------------------------------------------------------------------

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    ---------------------------------------------------------------------------------------------------------------
                                  PROXY ISSUE                                           LMCM GUIDELINE
    ---------------------------------------------------------------------------------------------------------------
      PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                                     Against
    ---------------------------------------------------------------------------------------------------------------
      EMPLOYEE STOCK PURCHASE PLANS                                                          Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      TAKEOVER PROTECTIONS
    ---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal                      Against
      treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid
    ---------------------------------------------------------------------------------------------------------------
      GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE                        Case-by-Case
      TRANSACTIONS
    ---------------------------------------------------------------------------------------------------------------
      LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to                        Against
      prevent competing bids in a takeover situation
    ---------------------------------------------------------------------------------------------------------------
      CROWN JEWEL DEFENSES                                                                   Against
    ---------------------------------------------------------------------------------------------------------------
      PAYMENT OF GREENMAIL                                                                   Against
    ---------------------------------------------------------------------------------------------------------------
      "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS: provisions                  Against
      that seek to limit the discretion of a future board to redeem the plan
    ---------------------------------------------------------------------------------------------------------------
      CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to                    Against
      take advantage of protective statutes (anti-takeover)
    ---------------------------------------------------------------------------------------------------------------
      POISON PILLS: receive shareholder ratification                                         For
    ---------------------------------------------------------------------------------------------------------------
      REDEMPTION/RATIFICATION OF POISON PILL                                                 For
    ---------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS' RIGHTS
    ---------------------------------------------------------------------------------------------------------------
      CONFIDENTIAL VOTING BY SHAREHOLDERS                                                    For
    ---------------------------------------------------------------------------------------------------------------
      DUAL-CLASS SHARE STRUCTURES                                                            Against
    ---------------------------------------------------------------------------------------------------------------
      LINKED PROPOSALS: with the objective of making one element of a                        Against
      proposal more acceptable
    ---------------------------------------------------------------------------------------------------------------
      BLANK CHECK PREFERRED SHARES: authorization of, or an increase in,                     Against
      blank check preferred shares
    ---------------------------------------------------------------------------------------------------------------
      SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to                   Against
      increase the number of votes required on an issue above two-thirds of the outstanding shares
    ---------------------------------------------------------------------------------------------------------------
      INCREASE IN AUTHORIZED SHARES: provided the amount requested is                        For
      necessary for sound business reasons
    ---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER PROPOSALS                                                                  Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      STAKEHOLDER PROPOSALS                                                                  Case-by-Case
    ---------------------------------------------------------------------------------------------------------------
      ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE                      Against
      DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL
    ---------------------------------------------------------------------------------------------------------------
      "FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares                  For
      from particular shareholder at higher-than-market prices
    ---------------------------------------------------------------------------------------------------------------
      PREEMPTIVE RIGHTS                                                                      For
    ---------------------------------------------------------------------------------------------------------------
      ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR                          For
      SHAREHOLDER APPROVAL (including "anti-takeover" measures)
    ---------------------------------------------------------------------------------------------------------------
      ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                                            For
    ---------------------------------------------------------------------------------------------------------------
      ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                                            For
    ---------------------------------------------------------------------------------------------------------------
      SOCIAL AND ENVIRONMENTAL ISSUES                                                        As recommended by
                                                                                             Company Management
    ---------------------------------------------------------------------------------------------------------------
      REIMBURSING PROXY SOLICITATION EXPENSES                                                Case-by-Case
    ---------------------------------------------------------------------------------------------------------------

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                        NEUBERGER BERMAN MANAGEMENT INC.
The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

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                   OPPENHEIMER CAPITAL LLC AND PEA CAPITAL LLC

                       PROXY VOTING POLICY AND PROCEDURES

                                 GENERAL POLICY
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. Oppenheimer Capital LLC and PEA Capital LLC (collectively, the "Company") typically vote proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients' proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority. In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party. The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.  PROXY VOTING GUIDELINES

         A. PROXY GUIDELINES. The Company has adopted written Proxy Voting Guidelines (the "Proxy Guidelines") that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1, which can be provided upon request). The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

         B. CLIENT INSTRUCTIONS TO VOTE IN A PARTICULAR MANNER. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guidelines. The Company shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

         C. COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES. The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients' accounts.

         In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

         D. SHARE BLOCKING AND SHARES OUT ON LOAN. The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, proxies will typically not be voted when shares are out on loan through client securities lending programs with their custodians.

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         E. CASE-BY-CASE PROXY DETERMINATIONS. With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote with management of the issuer.

II. OUTSOURCING THE PROXY VOTING PROCESS

         The Company has retained an independent third party service provider (the "Proxy Provider") to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist the Company's handling of proxy voting responsibilities.

III.    PROXY COMMITTEE

         The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that could potentially affect how it votes its clients' proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client's account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company's obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

         The Proxy Committee will also perform the following duties:

1. Approve and monitor the outsourcing of voting obligations to the Proxy Provider;
2. Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;
3. Monitor proxy voting (or the failure to vote) based on the Company's instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company's interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;
4. Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and
5. Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.           PROXY VOTING - CONFLICTS OF INTEREST

         The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.  INVESTMENT MANAGEMENT PERSONNEL RESPONSIBILITIES

         The Company has assigned responsibility to its Chief Investment Officer for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company's position on various corporate governance issues and corporate actions and to make any amendments as necessary. All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

         In addition, all proxy proposals which are required to be voted on a case-by-case basis in accordance with the Proxy Guidelines or proxy proposals which are not currently covered by the Proxy Guidelines are required to be reviewed by the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee).

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VI. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

         The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, a summary of this policy is disclosed in Part II of the Company's Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.    PROVIDING CLIENTS ACCESS TO VOTING RECORDS

         Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company's applicable client service representative. Shareholders and unit-holders of commingled funds managed by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

         Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or authorized by the applicable client.

VIII.   MAINTENANCE OF PROXY VOTING RECORDS

         Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients. The Company must maintain the following records relating to proxy voting:

1.            Copies of the Company's Proxy Voting Policies, Procedures and
              Guidelines;
2. Copies or records of each proxy statement received with respect to clients' securities for whom the Company exercises voting authority;
3.            A record of each vote cast on behalf of a client;
4. A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
5. A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast. The Company may maintain the records electronically. The Company may also satisfy the second and third requirement by relying on the Proxy Provider to maintain the required records on the Company's behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

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                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMER FUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (AS OF DECEMBER 5, 2005)


These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A.  FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

OFI FUNDS. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

SUB-ADVISED FUNDS. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

TREMONT FUNDS (FUNDS-OF-HEDGE FUNDS) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.  PROXY VOTING COMMITTEE

OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.  ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1.  FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

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In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

2.   PROXY VOTING AGENT

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.    MATERIAL CONFLICTS OF INTEREST

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

     o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
     o an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;
     o a company that is a significant selling agent of OFI's products and services solicits proxies;
     o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
     o OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

    o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);
    o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;
    o If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

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4.    CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.   SECURITIES LENDING PROGRAMS

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

6.  SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.  FUND BOARD REPORTS AND RECORDKEEPING

OFI will prepare periodic reports for submission to the Board describing.

     o any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
     o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

    o   these Policies and Procedures, as amended from time to time;
    o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
    o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and
    o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

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E.      AMENDMENTS TO THESE PROCEDURES

In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.  PROXY VOTING GUIDELINES

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.



                                   APPENDIX A
               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES


1.  OPERATIONAL ITEMS

    1.1 AMEND QUORUM REQUIREMENTS.

     o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

    1.2 AMEND MINOR BYLAWS.

     o Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

    1.3 CHANGE COMPANY NAME.

     o    Vote WITH Management

    1.4 CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

     o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
     o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

    1.5 TRANSACT OTHER BUSINESS.

     o Vote AGAINST proposals to approve other business when it appears as voting item.

    AUDITORS

    1.6 RATIFYING AUDITORS

    o Vote FOR Proposals to ratify auditors, unless any of the following apply:
          o An auditor has a financial interest in or association with the company, and is therefore not independent.
          o    Fees for non-audit services are excessive.
          o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
     o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
     o    Vote AGAINST shareholder proposals asking for audit firm rotation.
     o Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
     o Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

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    2.1 VOTING ON DIRECTOR NOMINEES

    o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
        o  Composition of the board and key board committees
        o  Attendance at board meetings
        o  Corporate governance provisions and takeover activity
        o  Long-term company performance relative to a market index
        o  Directors' investment in the company
        o  Whether the chairman is also serving as CEO
        o  Whether a retired CEO sits on the board

    o WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
          o Attend less than 75% of the board and committee meetings without a valid excuse.
          o    Implement or renew a dead-hand or modified dead-hand poison pill
          o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
          o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
          o Failed to act on takeover offers where the majority of the shareholders tendered their shares.
          o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
          o Are audit committee members; and the non-audit fees paid to the auditor are excessive.
          o Enacted egregious corporate governance policies or failed to replace management as appropriate.
          o Are inside directors or affiliated outside directors; and the full board is less than majority independent.
          o Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board
          o    Sit on more than six public company boards.

     o Additionally, the following should result in votes being WITHHELD (except from new nominees):
          o If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
          o If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

    2.2 BOARD SIZE
     o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
     o Vote FOR proposals seeking to fix the board size or designate a range for the board size.
     o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

    2.3 CLASSIFICATION/DECLASSIFICATION OF THE BOARD
     o    Vote AGAINST proposals to classify the board.
     o Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

    2.4 CUMULATIVE VOTING
     o    Vote FOR proposal to eliminate cumulative voting.

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    2.5 REQUIRE MAJORITY VOTE FOR APPROVAL OF DIRECTORS

    o Vote AGAINST proposal to require majority vote approval for election of directors

    2.6 DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

    o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
    o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
    o Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
    o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
          o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and
          o    Only if the director's legal expenses would be covered.

    2.7 ESTABLISH/AMEND NOMINEE QUALIFICATIONS

     o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
     o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
     o Vote AGAINST shareholder proposals requiring two candidates per board seat.

    2.8 FILLING VACANCIES/REMOVAL OF DIRECTORS.
     Vote AGAINST proposals that provide that directors may be removed only for cause.
     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

    2.9 INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

    o Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

        o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
        o  Two-thirds independent board
        o  All-independent key committees
        o  Established governance guidelines
        o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

    2.10 MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

    o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.
    o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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    2.11 OPEN ACCESS

    o Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

    2.12 STOCK OWNERSHIP REQUIREMENTS

    o Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
    o Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

    2.13 AGE OR TERM LIMITS

    o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

    3.1 Voting for Director Nominees in Contested Elections

    o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
          o Long-term financial performance of the target company relative to its industry
          o    Management's track record
          o    Background to the proxy contest
          o    Qualifications of director nominees (both slates)
          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
          o    Stock ownership position

    3.2 REIMBURSING PROXY SOLICITATION EXPENSES

    o Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

    3.3 CONFIDENTIAL VOTING

    o Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.
    o If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.
4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

    4.1 ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS.

    o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

    4.2 AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

     o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

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    o   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

    4.3 POISON PILLS

     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
     o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).
     o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
     o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

    4.4 SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
     o Vote FOR proposals to allow or make easier shareholder action by written consent.

    4.5 SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
     o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

    4.6 ESTABLISH SHAREHOLDER ADVISORY COMMITTEE

    o   Vote WITH Management

    4.7 SUPERMAJORITY VOTE REQUIREMENTS

     o    Vote AGAINST proposals to require a supermajority shareholder vote.
     o    Vote FOR proposals to lower supermajority vote requirements.

5.0  MERGERS AND CORPORATE RESTRUCTURINGS

    5.1 APPRAISAL RIGHTS

     o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

    5.2 ASSET PURCHASES

     o Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

          o    Purchase price
          o    Fairness opinion
          o    Financial and strategic benefits
          o    How the deal was negotiated
          o    Conflicts of interest
          o    Other alternatives for the business
          o    Non-completion risk

    5.3 ASSET SALES

     o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

          o    Impact on the balance sheet/working capital
          o    Potential elimination of diseconomies
          o    Anticipated financial and operating benefits
          o    Anticipated use of funds
          o    Value received for the asset
          o    Fairness opinion
          o    How the deal was negotiated

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          o    Conflicts of interest

    5.4 BUNDLED PROPOSALS

    o Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

    5.5 CONVERSION OF SECURITIES

    o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

    5.6 CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

    o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

          o    Dilution to existing shareholders' position
          o    Terms of the offer
          o    Financial issues
          o    Management's efforts to pursue other alternatives
          o    Control issues
          o    Conflicts of interest

     o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

    5.7 FORMATION OF HOLDING COMPANY

    o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

          o    The reasons for the change
          o    Any financial or tax benefits
          o    Regulatory benefits
          o    Increases in capital structure
          o Changes to the articles of incorporation or bylaws of the company.

    o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

          o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
          o    Adverse changes in shareholder rights.

5.8 GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

     Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

          o    Offer price/premium
          o    Fairness opinion
          o    How the deal was negotiated
          o    Conflicts of interests
          o    Other alternatives/offers considered
          o    Non-completion risk

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    5.9 JOINT VENTURE

     o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

          Percentage of assets/business contributed
          Percentage of ownership
          Financial and strategic benefits
          Governance structure
          Conflicts of interest
          Other alternatives
          Non-completion risk

    5.10   LIQUIDATIONS

     o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
     o Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

     5.11 MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

     o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

          o Prospects of the combined company, anticipated financial and operating benefits
          o    Offer price (premium or discount)
          o    Fairness opinion
          o    How the deal was negotiated
          o    Changes in corporate governance
          o    Change in the capital structure
          o    Conflicts of interest

    5.12   PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURE

     o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

          o    Dilution to existing shareholders' position
          o    Terms of the offer
          o    Financial issues
          o    Management's efforts to pursue other alternatives
          o    Control issues
          o    Conflicts of interest

    5.13   SPINOFFS

     o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

          o    Tax and regulatory advantages
          o    Planned use of the sale proceeds
          o    Valuation of spinoff
          o    Fairness opinion
          o    Benefits to the parent company
          o    Conflicts of interest
          o    Managerial incentives
          o    Corporate governance changes
          o    Changes in the capital structure

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    5.14   VALUE MAXIMIZATION PROPOSALS

    o Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

    5.15   SEVERANCE AGREEMENTS THAT ARE OPERATIVE IN EVENT OF CHANGE IN CONTROL

     o    Review CASE-BY-CASE, with consideration give to ISS
          "transfer-of-wealth" analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

    6.1 CONTROL SHARE ACQUISITION PROVISIONS

     o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     o Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

     o    Vote FOR proposals to restore voting rights to the control shares.

    6.2 CONTROL SHARE CASHOUT PROVISIONS

     o    Vote FOR proposals to opt out of control share cashout statutes.

    6.3 DISGORGEMENT PROVISIONS

     o    Vote FOR proposals to opt out of state disgorgement provisions.

    6.4 FAIR PRICE PROVISIONS

     o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

    6.5 FREEZEOUT PROVISIONS

     o    Vote FOR proposals to opt out of state freezeout provisions.

    6.6 GREENMAIL

     o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    6.7 REINCORPORATION PROPOSALS

     o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

     o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

    6.8 STAKEHOLDER PROVISIONS

     o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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    6.9 STATE ANTI-TAKEOVER STATUTES

    o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

    7.1 ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     o    Vote FOR management proposals to reduce the par value of common stock.

    7.2 COMMON STOCK AUTHORIZATION

    o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

    o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

    o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

    7.3 DUAL-CLASS STOCK

     o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
          o It is intended for financing purposes with minimal or no dilution to current shareholders
          o It is not designed to preserve the voting power of an insider or significant shareholder

    7.4 ISSUE STOCK FOR USE WITH RIGHTS PLAN

    o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

    7.5 PREEMPTIVE RIGHTS

    o Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

    7.6 PREFERRED STOCK

     o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
     o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
     o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)
     o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
     o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
     o Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

    7.7 PLEDGE OF ASSETS FOR DEBT (GENERALLY FOREIGN ISSUERS)

    o OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

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    o   In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

    7.8 RECAPITALIZATION

    o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
        o  More simplified capital structure
        o  Enhanced liquidity
        o  Fairness of conversion terms
        o  Impact on voting power and dividends
        o  Reasons for the reclassification
        o  Conflicts of interest
        o  Other alternatives considered

    7.9 REVERSE STOCK SPLITS

    o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
    o Vote FOR management proposals to implement a reverse stock split to avoid delisting.
    o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

    7.10 SHARE PURCHASE PROGRAMS

    o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

    7.11 STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

    7.12 TRACKING STOCK

    o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

    8.1 EQUITY-BASED COMPENSATION PLANS

    o   Vote compensation proposals on a CASE-BY-CASE basis.
    o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.
    o Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

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    8.2 DIRECTOR COMPENSATION

    o Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

    8.3 BONUS FOR RETIRING DIRECTOR

    o Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

    8.4 CASH BONUS PLAN

    o Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

    8.5 STOCK PLANS IN LIEU OF CASH

     o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

     o In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

     o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

     o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

     o    Vote FOR plans which do not

    8.6 DIRECTOR RETIREMENT PLANS

    o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.
    o Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

    8.7 MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

    o Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
        o  Historic trading patterns
        o  Rationale for the repricing
        o  Value-for-value exchange
        o  Option vesting
        o  Term of the option
        o  Exercise price
        o  Participation

    8.8 EMPLOYEE STOCK PURCHASE PLANS

     o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
     o Votes FOR employee stock purchase plans where all of the following apply:
          o    Purchhase price is at least 85% of fair market value
          o    Offering period is 27 months or less
          o The number of shares allocated to the plan is 10% or less of the outstanding shares
     o Votes AGAINST employee stock purchase plans where any of the following apply:

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          o    Purchase price is at least 85% of fair market value
          o    Offering period is greater than 27 months
          o The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9 INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
        ------------------------------------------------------------------------
     o Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
     o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
     o Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
     o Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

    8.10 EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

     o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

    8.11 SHAREHOLDER PROPOSAL TO SUBMIT EXECUTIVE COMPENSATION TO SHAREHOLDER
         VOTE

     o    Vote WITH MANAGEMENT

    8.12   401(K) EMPLOYEE BENEFIT PLANS

     o    Vote FOR proposals to implement a 401(k) savings plan for employees.

    8.13   SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

     o Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.
     o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
     o Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.
     o Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

    8.14   PERFORMANCE-BASED STOCK OPTIONS

    o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
          o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
          o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

    8.15   GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

    o Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
    o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
          o The parachute should be less attractive than an ongoing employment opportunity with the firm
          o    The triggering mechanism should be beyond the control management
          o The amount should not exceed three times base salary plus guaranteed benefits

    8.16 PENSION PLAN INCOME ACCOUNTING

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     o    Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

    8.17 SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

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                PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
PIMCO has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Funds, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Funds. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Funds. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Funds' best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period will be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the SEC's website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Funds are available by calling the Trust at 1-800-927-4648 and on the SEC's website at http://www.sec.gov.

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                      SALOMON BROTHERS ASSET MANAGEMENT INC
                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                 CONCERNING CITIGROUP ASSET MANAGEMENT(1) (CAM)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in

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accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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                      MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES
I.  POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy, except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

PROXY RESEARCH SERVICES - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and

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social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i. GENERAL.

    1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:
          o    Approval of financial statements, director and auditor reports.
          o    General updating/corrective amendments to the charter.
          o Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

    3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

    4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

    5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

    6. Proposals to require the company to expense stock options will be supported.

    7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

    8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

    9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. ELECTION OF DIRECTORS. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

    1. The following proposals generally will be supported:

        o Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.
        o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

    2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

     (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional

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          service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;
     (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;
     (c) A direct conflict exists between the interests of the nominee and the public shareholders;
     (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;
     (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

     (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.    AUDITORS

    1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less that 50% of the total fees paid to the auditor.

    2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

    3. Proposals to indemnify auditors will not be supported.

iv. ANTI-TAKEOVER MATTERS

    1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

    2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

    1. The following proposals generally will be supported:

     o Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

     o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

     o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

     o    Proposals for share repurchase plans.

     o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

     o    Proposals to effect stock splits.

     o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

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     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.
          o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
          o    Proposals to create "blank check" preferred stock.
          o    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

    1. The following proposals generally will be supported:

        o  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.
        o  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
        o Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
        o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

    3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

    4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

    1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

    2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.  CORPORATE TRANSACTIONS

        o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objections and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.
ii. COMPENSATION

        o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With

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           respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum ofthree times salary and bonus.

        o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

        o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.    OTHER

          o    Proposals for higher dividend payouts.
          o Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.
          o Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.
          o Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.
          o Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. PROXY REVIEW COMMITTEE

    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

    (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

    (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
    (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).
    (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global

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        Investor Group investment team. The Committee may take into account
        Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
    (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
    (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
    (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.


     2. A material conflict of interest could exist in the following situations, among others:

          (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;
          (b)  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or
          (c)  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. PROXY VOTING REPORTS

          (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.
          (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

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                                     PART C

                                OTHER INFORMATION
                               _____________________


ITEM 23. EXHIBITS


          Exhibit
          Number       Description of Exhibit
          ------       ----------------------
          (a)            Agreement and Declaration of Trust dated 7/13/99(1)
          (b)            By-laws(1)
          (c)            Not Applicable
          (d)(1)         Investment Advisory Agreement with Allianz of America dated October 27, 1999(3)
          (d)(2)(i)      Investment Management Agreement with USAllianz Advisers, LLC dated
                         May 1, 2001(7)
          (d)(2)(ii)     Form of Schedule A to Investment Management Agreement with USAllianz Advisers LLC as amended and restated effective November 5, 2001(10)
          (d)(2)(iii)    Form of Schedule A to Investment Management Agreement with USAllianz Advisers LLC as amended and restated effective May 1, 2002(8)
          (d)(2)(iv)     Form of Schedule A to Investment Management Agreement with USAllianz Advisers LLC as amended and restated effective May 1, 2003(10)
          (d)(2)(v)      Schedule A to Investment Management Agreement 5-1-06*
          (d)(3)         Form of Portfolio Management Agreement with Van Kampen Asset Management
                         Inc.(6)
          (d)(4)         Form of Portfolio Management Agreement with Van Kampen Investment Advisory Corp.(6)
          (d)(4)(i)      Form of Portfolio Management Agreement with Van Kampen Investment Advisory Corp as amended May 1, 2003(11)
          (d)(5)         Form of Interim Portfolio Management Agreement with Van Kampen Asset Management Inc(7)
          (d)(6)         Form of Portfolio Management Agreement with OppenheimerFunds, Inc.(9)
          (d)(7)         Form of Sub-Sub-Advisory Agreement between A I M Capital Management, Inc., and H.S. Dent
                         Advisors Inc.(8)
          (d)(8)         Form of Portfolio Management Agreement with Prudential Investment Management, Inc.(10)
          (d)(9)         Form of Portfolio Management Agreement with The Dreyfus Corporation(11)
          (d)(10)        Form of Portfolio Management Agreement with Founders Asset Management(11)
          (d)(11)        Form of Portfolio Management Agreement with Davis Selected Advisers, L.P.(11)
          (d)(12)        Portfolio Management Agreement with Legg Mason Capital Management, Inc.(12)
          (d)(13)        Portfolio Management Agreement with Salomon Brothers Asset Management Inc*
          (d)(14)        Form of Portfolio Management Agreement with Jennison Associates LLC(13)
          (d)(15)        Form of Portfolio Management Agreement with Franklin Advisory Services LLC(13)
          (d)(16)        Portfolio Management Agreement with Oppenheimer Capital, LLC(14)
          (d)(17)        Subadvisory Agreement with Neuberger Berman Management Inc.*
          (d)(18)        Form of Subadvisory Agreement with Pacific Investment Management Company LLC*
          (d)(19)        Subadvisory Agreement with Van Kampen Asset Management*
          (d)(20)        Subadvisory Agreement with Oppenheimer Funds*
          (e)(1)         Distribution Agreement dated October 27, 1999(3)
          (e)(2)         Participation Agreements dated October 6, 1999(6)
          (f)            N/A
          (g)            Custody Agreement dated October 6, 1999(3)
          (h)(1)         Services Agreement dated January 1, 2003 (10)
          (h)(2)         Expense Limitation Agreement dated May 1, 2001(6)
          (h)(3)         Expense Limitation Agreement dated November 5, 2001(7)
          (h)(4)         Expense Limitation Agreement dated May 1, 2002(9)
          (h)(5)         Expense Limitation Agreement dated May 1, 2003(10)
          (h)(6)         Expense Limitation Agreement dated May 1, 2004(11)
          (h)(7)         Expense Limitation Agreement Amendment dtd May 1, 2005(13)
          (h)(8)         Exhibit A to Expense Limitation Agmt, dtd May 1, 2006*
          (h)(9)         Sec. Lending Authorization Agreement dated August, 2003(11)
          (h)(10)        Sec. Lending Authorization Agreement dated December 16, 2004(13)
          (h)(11)        Compliance Services Amendment(12)
          (h)(12)        Administrative Services Agreement dtd January 1, 2006(14)
          (i)            Opinion and Consent of Counsel to the Registrant*
          (j)            Consent of Independent Registered Public Accounting Firm*
          (k)            N/A
          (l)            N/A
          (m)            Rule 12b-1 Plan of Distribution(3)
          (n)            Rule 18f-3 Plan(11)
          (p)(1)(i)      Code of Ethics of BISYS Fund Services, L.P.(4)
          (p)(1)(ii)     Code of Ethics of Van Kampen Asset Management Inc.
                             and Morgan Stanley as of 12-31-04(13)
          (p)(1)(iii)    Code of Ethics of USAllianz Advisers, LLC(6)
          (p)(1)(iv)     Code of Ethics of A I M Advisors, Inc.(8)
          (p)(1)(v)      Code of Ethics of OppenheimerFunds, Inc.(8)
          (p)(1)(vi)     Code of Ethics of H.S. Dent Advisors Inc.(9)
          (p)(1)(vii)    Code of Ethics of Davis Selected Advisers 2-1-05(13)
          (p)(1)(viii)   Code of Ethics of The Dreyfus Corporation(11)
          (p)(1)(ix)     Code of Ethics of Legg Mason Capital Management, Inc.(12)
          (p)(1)(x)      Code of Ethics of Soloman Brothers Asset Management Inc. 1-28-05 (13)
          (p)(1)(xi)     Code of Ethics of Jennison Associates LLC 10-5-05*
          (p)(1)(xii)    Code of Ethics of Franklin Advisory Services, LLC Dec 04(13)
          (p)(1)(xiii)   Code of Ethics of Oppenheimer Capital, LLC - Allianz GIA 1-1-2005*
          (p)(1)(xiv)    Code of Ethics of Neuberger Berman Management Inc.*
          (p)(1)(xvi)    Code of Ethics of Pacific Investment Management Company LLC*
          (q)            Powers of Attorney(14)
          (r)            Company Organizational Chart(13)

         * Filed herewith

(1) Filed with initial registration statement on July 21, 1999, and incorporated herein by reference.
(2) Filed as an exhibit to Pre-Effective Amendment #1 on October 18, 1999, and incorporated herein by reference.
(3) Filed as an exhibit to Pre-Effective Amendment #2 on October 26, 1999, and incorporated herein by reference.
(4) Filed as an exhibit to Post-Effective Amendment #1 on April 20, 2000, and incorporated herein by reference.
(5)    Filed as an exhibit to Post-Effective Amendment #3 on February 15,
       2001, and incorporated herein by reference.
(6)    Filed as an exhibit to Post-Effective Amendment #4 on April 20, 2001
(7)    Filed as an exhibit to Post-Effective Amendment #7 on October 24, 2001.
(8)    Filed as an exhibit to Post-Effective Amendment #8 on January 30, 2002.
(9)    Filed as an exhibit to Post-Effective Amendment #9 on April 9, 2002.
(10)   Filed as an exhibit to Post-Effective Amendment #11 on April 18, 2003.
(11)   Filed as an exhibit to Post-Effective Amendment #13 on April 28, 2004.
(12)   Filed as an exhibit to Post-Effective Amendment #14 on February 2, 2005.
(13)   Filed as an exhibit to Post-Effective Amendment #15 on April 29, 2005.
(14)   Filed as an exhibit to Post-Effective Amendment #16 on February 3, 2006.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Company organizational chart is incorporated in this filing as Exhibit (r).

ITEM 25. INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER                        REGISTRATION NO.
1.   Allianz Life Advisers, LLC- this  information  is included in Form ADV filed        801-60167
     with the SEC by Allianz Life Advisers and is incorporated by reference herein.

2.   Van Kampen Asset  Management - this information is included in the Form              801-1669
     ADV  filed  with  the  SEC by  Van  Kampen  Asset  Management  and is incorporated by reference herein.

3.   Oppenheimer Capital LLC - this  information  is included in the Form ADV            801-10708
     filed with the SEC by Oppenheimer Capital  LLC and is  incorporated  by reference herein.

4.   A I M Capital  Management,  Inc. - this information is included in the Form         801-15211
     ADV filed by A I M Capital  Management,  Inc. and is incorporated herein by reference.

5.   OppenheimerFunds, Inc. - this information is included in the Form ADV filed          801-8253
     with  the SEC by  OppenheimerFunds,  Inc.  and is  incorporated  herein  by reference.

6.   Prudential  Investment  Management,  Inc. - this information is included in         801-22808
     Form ADV filed with the SEC by Prudential Investment  Management,  Inc. and is incorporated herein by reference.

7.   Davis Selected  Advisers,  L.P. - this  information is included in Form ADV         801-53272
     filed with the SEC by Davis  Selected  Advisers,  L.P. and is  incorporated herein by reference.

8.   The Dreyfus  Corporation - this  information  is included in Form ADV filed         801-8147
     with the SEC by The  Dreyfus  Corporation  and is  incorporated  herein  by reference.

9.   Legg Mason Capital Management, Inc. - this information is included in Form          801-18115
     ADV filed with the SEC by Legg Mason Capital Management, Inc. and is incorporated herein by reference.

10.  Salomon Brothers Asset Management Inc - this information is included in             801-43335
     Form ADV filed with the SEC by Salomon Brothers Asset Management, Inc and is incorporated herein by reference.

11.  Jennison Associates LLC - this information is included in Form ADV filed             801-5608
     with the SEC by Jennison Associates LLC and is incorporated herein by reference.

12.  Franklin Advisory Services, LLC - this information is included in Form ADV          801-51967
     filed with the SEC by Franklin Advisory Services, LLC and is incorporated herein by reference.

13.  Neuberger Berman Management Inc. - this information is included in Form ADV          801-8259
     filed with the SEC by Neuberger Berman Management Inc. and is incorporated herein by reference.

14.  Pacific Investment Management Company LLC - this information is included in         801-48187
     Form ADV filed with the SEC by Pacific Investment Management Company LLC and
     is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services L.P. serves as the Registrant's principal underwriter and serves as the principal underwriter for the following investment companies:

                BISYS FUND SERVICES LIMITED PARTNERSHIP
American Independence Funds Trust
American Performance Funds
The Bjurman, Barry Funds
The Coventry Group
Excelsior Funds, Inc.
Excelsior Funds Trust
Excelsior Tax-Exempt Funds, Inc.
First Focus Funds, Inc.
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Legacy Funds Group
Old Westbury Funds, Inc.
Pacific Capital Funds
STI Classis Funds
STI Classic Variable Trust
Allianz Variable Insurance Products Trust
Variable Insurance Funds
Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer St., 15th Floor, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of the BISYS Group, Inc.


     (b)     Officers and Directors.

             Name and Principal           Position
             Business Address             with Underwriter
             -----------------------      ---------------------
             Richard F. Froio             President and Director
             Elliott Dobin                Secretary
             Bryan Bey                    Vice President, Director and Assistant
                                          Compliance Officer
             James L. Smith               Vice President, Director and Chief
                                          Compliance Officer
             Edward Pike                  Financial Operations Principal

     (c)     Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:


         BISYS Fund Services
         3435 Stelzer Road, Columbus, Ohio 43219
              31a-1(a)
              31a-1(b)(2)A, B, C and D
              31a-1(b) 5, 6, 8, 9, 10, 11, 12
              31a-2(a) 1 and 2
              31a-2(c)

         BISYS Fund Services
         60 State Street, Suite 1300, Boston MA 02109
              31a-1(b)4

         US Allianz Advisers, LLC
         5701 Golden Hills Drive, Minneapolis, Minnesota 55416
              31a-1(b) 11
              31a-1(c)

         Van Kampen Asset Management Inc.
         1221 Avenue of the Americas, New York, New York 10020
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         Oppenheimer Capital LLC
         1345 Avenue of the Americas, 48th Floor, New York, NY 10105
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         A I M Capital Management, Inc.
         11 Greenway Plaza, Suite 106, Houston, Texas  77046
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         OppenheimerFunds, Inc.
         498 Seventh Avenue, New York, NY  10018
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         Prudential Investment Management, Inc.
         Two Gateway Plaza, Newark, New Jersey, 07102
              31a-1(f)

         Davis Selected Advisers, L.P.
         2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         The Dreyfus Corporation
         200 Park Avenue, New York, New York 10166
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         Legg Mason Capital Management, Inc.
         100 Light Street, Baltimore Maryland 21202
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         Salomon Brothers Asset Management Inc
         399 Park Avenue, New York, NY 10022
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

         Jennison Associates LLC
         466 Lexington Avenue, New York, NY 10017
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

        Franklin Advisory Services, LLC
        One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

        Neuberger Berman Management Inc.
        605 Third Avenue 2nd Floor, New York, NY 10158-0180
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

        Pacific Investment Management Company LLC
        840 Newport Center Drive, Newport Beach, CA 92660
              31a-1(b)
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)


ITEM 29. MANAGEMENT SERVICES

         N/A

ITEM 30. UNDERTAKINGS

         N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, in the State of Minnesota on the 26th day of April, 2006.


                                          ALLIANZ VARIABLE INSURANCE
                                          PRODUCTS TRUST

                                          By:  /s/ Jeffrey Kletti
                                          ------------------------------------
                                          Jeffrey Kletti, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on April 26th, 2006.


SIGNATURE                                    TITLE
----------                                   -----


/s/ Harrison Conrad*                         Trustee
- -------------------------------------
Harrison Conrad

/s/ Roger A. Gelfenbein*                     Trustee
- -------------------------------------
Roger A. Gelfenbein

/s/ Arthur C. Reeds III*                     Trustee
- -------------------------------------
Arthur C. Reeds III

/s/ Troy Sheets                              Treasurer (principal financial and
- -------------------------------------      accounting officer)
Troy Sheets

/s/ Claire R. Leonardi*                      Trustee
- -------------------------------------
Claire R. Leonardi

/s/ Dickson W. Lewis*                        Trustee
- -------------------------------------
Dickson W. Lewis

/s/ Peter W. McClean*                        Trustee
- -------------------------------------
Peter W. McClean

/s/ Jeffrey Kletti                           Trustee and President
- -------------------------------------      (Principal Executive Officer)
Jeffrey Kletti

/s/ Michael Ahles*                           Trustee
- -------------------------------------
Michael Ahles

*By Power of Attorney

By: /s/ H. Bernt von Ohlen
------------------------------------------
        H. Bernt von Ohlen, Senior Counsel

*Pursuant to powers of attorney filed as Exhibit (q) to this Registration
Statement


                                    EXHIBITS
                                       TO
                        POST-EFFECTIVE AMENDMENT NO. 16
                                       TO
                                   FORM N-1A
                  ALLIANZ  VARIABLE INSURANCE PRODUCTS TRUST


INDEX TO EXHIBITS

EXHIBIT
(d)(2)(v)      Schedule A to Investment Management Agreement 5-1-06
(d)(13)        Portfolio Mgmt Agmt with Salomon Brothers Asset Management Inc
(d)(17)        Subadvisory Agreement with Neuberger Berman Management Inc.
(d)(18)        Form of Subadvisory Agreement with Pacific Investment Management Company LLC*
(d)(19)        Subadvisory Agreement with Van Kampen Asset Management
(d)(20)        Subadvisory Agreement with Oppenheimer Funds
(h)(8)         Exhibit A to Expense Limitation Agreement, Eff 5-1-2006
(i)            Opinion and Consent of Counsel to the Registrant
(j)            Consent of Independent Registered Public Accounting Firm
(p)(1)(xi)     Code of Ethics of Jennison Associates LLC
(p)(1)(xiii)   Code of Ethics of Oppenheimer Capital, LLC - Allianz GIA 1-1-2005
(p)(1)(xiv)    Code of Ethics of Neuberger Berman Management Inc.
(p)(1)(xvi)    Code of Ethics of Pacific Investment Management Company LLC